UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05387

Franklin Mutual Series Funds

(Exact name of registrant as specified in charter)

101 John F. Kennedy Parkway, Short Hills, NJ 07078-2705

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (210) 912-2100

Date of fiscal year end: 12/31

Date of reporting period: 6/30/17

Item 1.	Reports to Stockholders.

Semiannual Report and Shareholder Letter June 30, 2017

Franklin Mutual Beacon Fund

A SERIES OF FRANKLIN MUTUAL SERIES FUNDS

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Franklin Mutual Beacon Fund Shareholder:

The first half of 2017 saw most equity markets continue their long move upwards. The Standard & Poor’s 500® Index (S&P 500®) posted a +9.34% total return and the MSCI World Index delivered a +11.02% total return.1

The political uncertainty and unpredictability of recent years has continued in 2017. In the U.S., President Trump has continued his unconventional governance approach, while Congress has remained relentlessly partisan, leading to significant uncertainty about policies and legislation. The financial markets expected “business friendly” moves, but specific legislative progress on issues such as health care, tax reform and infrastructure did not come to fruition. In the U.K., a surprise election was called in April when the Conservative Party held a huge polling lead, but at the June election the Tories lost their majority in Parliament. Recent elections in France went according to expectations, lending some much appreciated stability there.

Despite these generally unsettling events, the global economy continued its slow expansion since the Great Recession. Unemployment also continued to decline in most developed markets. Wage growth showed signs of acceleration and in the U.S. interest rates began to rise, perhaps signaling the first steps toward monetary normalization.

Equity markets appreciated as economic fundamentals improved. Valuation is, of course, a critical factor in our analysis and we always ask ourselves if current and potential investments represent an attractive balance of risk and reward. As some equity markets reached all-time highs, we maintained our focus on individual investments and the prospects for each

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

business in the context of its valuation and the backdrop of potential political and economic risks.

In many equity markets, growth stocks outperformed value stocks during the period. For example, the S&P 500 Growth Index returned +13.33%, while the S&P 500 Value Index returned +4.85%.1 The difference in performance was driven in part by a significant rally in Internet and software stocks, which dominated the S&P 500 Growth Index. We do not know how long these trends will continue, but historically, periods of strong performance by growth stocks have eventually been followed by relatively weaker performance. In addition, the S&P 500 Value Index has components that we believe are facing disruption from new technology (e.g., the rapid market share shift to online retailing from traditional bricks and mortar dominated retailers that are often labeled as value stocks). Exacerbating the disruption is the reality that many new technology companies are able to innovate without the need to show immediate profits.

Amid dynamic markets and evolving economic conditions, we believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook will be well positioned for the years ahead.

On the following pages, the Fund’s portfolio management team discusses the economic environment during the first six months of 2017 and reviews investment decisions made during this

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

franklintempleton.com	Not part of the semiannual report	1

period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

Peter A. Langerman

Chairman, President and Chief Executive Officer

Franklin Mutual Advisers, LLC

This letter reflects our analysis and opinions as of June 30, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Contents

Semiannual Report

Franklin Mutual Beacon Fund	3

Performance Summary	10

Your Fund’s Expenses	12

Financial Highlights and Statement of Investments	13

Financial Statements	24

Notes to Financial Statements	28

Shareholder Information	40

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2	Not part of the semiannual report	franklintempleton.com

Semiannual Report

Franklin Mutual Beacon Fund

This semiannual report for Franklin Mutual Beacon Fund covers the period ended June 30, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal. The Fund focuses mainly on what the investment manager believes are undervalued mid- and large-cap equity securities with a significant portion of its assets in foreign securities and, to a lesser extent, in the securities of distressed companies and merger arbitrage securities. The Fund may invest a substantial portion, potentially up to 100% of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt.

Performance Overview

The Fund’s Class Z shares delivered a +8.76% cumulative total return for the six months ended June 30, 2017. In comparison, the Fund’s benchmark, the MSCI World Index, which tracks stock performance in global developed markets, generated a +11.02% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 10.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy generally expanded during the period under review. In this environment, global developed and emerging market stocks, as measured by the MSCI All Country World Index, generated a total return of +11.82%. Global markets were aided by improved industrial commodity prices at certain points during the period, generally upbeat economic data across regions, investor optimism about pro-growth and pro-business policies in the U.S., hopes of tax reforms under

Geographic Composition*

Based on Total Net Assets as of 6/30/17

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.The Fund held 37.4% of total net assets in foreign securities.

the Trump administration, Emmanuel Macron’s election as France’s president and encouraging corporate earnings reports.

However, global markets reflected investor concerns about the timing and economic effects of the U.K.’s exit from the European Union (also known as “Brexit”). Other headwinds included the health of European banks, concerns about political uncertainty in the U.S. and European Union, geopolitical tensions in certain regions, worries about global oversupply in oil production despite a pact to extend cuts, and comments

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 18.

franklintempleton.com	Semiannual Report	3

F R A N K L I N    M U T U A L    B E A  C O N    F U N D

toward period-end from key central bankers around the world about potentially raising interest rates.

U.S. economic growth decelerated in 2017’s first quarter, largely due to slower growth in consumer spending and declines in private inventory investment and government spending. However, growth accelerated in the second quarter due to increases in consumer spending, business investment and federal government spending. The unemployment rate decreased from 4.7% in December 2016 to 4.4% at period-end.2 Annual inflation, as measured by the Consumer Price Index, decreased from 2.1% to 1.6% during the period. After increasing its benchmark interest rate in March, the U.S. Federal Reserve (Fed), at its June meeting, made the widely anticipated increase to its target range for the federal funds rate from 0.75%–1.00% to 1.00%–1.25%, amid signs of a growing U.S. economy, a strengthening labor market and an improvement in business spending.

In Europe, the U.K.’s economy grew at a slower rate in 2017’s first quarter over the previous quarter, largely due to slower growth in household spending. The eurozone’s growth increased in the first quarter over the previous quarter. The bloc’s annual inflation rate fluctuated during the reporting period and ended slightly higher from where it began. During the period, the European Central Bank kept its key policy rates unchanged.

In Asia, Japan’s quarterly gross domestic product (GDP) remained unchanged in 2017’s first quarter compared to 2016’s fourth quarter. In April 2017, the Bank of Japan (BOJ) slightly increased its GDP forecasts for the 2017–2018 fiscal year. However, the BOJ lowered its inflation forecast.

In emerging markets, Brazil’s quarterly GDP grew for the first time in two years, as its first-quarter 2017 GDP grew compared to the previous quarter. The country’s central bank cut its benchmark interest rate four times between January and June 2017 to spur economic growth. Russia’s GDP grew in 2017’s first quarter compared to the prior-year period. The Bank of Russia reduced its key interest rate in March, April and June 2017 to try to revive its economy. China’s economy grew faster in the first half of 2017 compared to the first half of 2016, driven by solid growth in industrial production, services, fixed-asset investment, retail sales, and imports and exports. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks,

Top 10 Sectors/Industries
Based on Equity Securities as of 6/30/17
% of Total Net Assets
Pharmaceuticals	12.0%
Banks	10.0%
Software	8.7%
Media	7.7%
Oil, Gas & Consumable Fuels	5.7%
Health Care Equipment & Supplies	5.1%
Communications Equipment	4.3%
Diversified Telecommunication Services	3.4%
Electrical Equipment	3.2%
Tobacco	3.1%

as measured by the MSCI Emerging Markets Index, rose during the period.

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but also reduces the risk of substantial declines, in our opinion. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in

2. Source: Bureau of Labor Statistics.

4	Semiannual Report	franklintempleton.com

    F R A N K L I N    M U T U A L     B E A C O N    F U N D

bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and avoid rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

Many equity markets posted meaningful gains in 2017’s first half, across most regions and with minimal volatility. Global markets were aided by generally upbeat economic data, improved corporate earnings in the U.S., Europe and Japan, as well as improved industrial commodity prices at certain points during the period. However, those largely positive headline conditions overshadowed a fair amount of turbulence and uncertainty.

In the U.S., markets began 2017 rallying as investors hoped that a Republican sweep of U.S. elections in November 2016 would lead to a general loosening in regulations and tax reform, including lower corporate tax rates. However, political gridlock took hold. The political drama in Washington, D.C., tempered the rally in U.S. markets overall. Many stocks that led the way in the post-election rally subsequently gave back some or all of their outperformance, particularly value stocks dominated by companies in cyclical sectors most likely to benefit from acceleration in economic growth. In an environment of modest economic growth and low interest rates, investors continued to favor growth stocks. During the period, the Russell 1000® Growth Index generated a total return of +13.99%, while the

Russell 1000® Value Index posted a total return of +4.66%.1 Within the Russell 1000® Growth Index, stocks with the largest weights were technology firms that dominated the headlines: Apple,3 Alphabet (a.k.a. Google),3 Microsoft, Amazon.com3 and Facebook.3

European equity markets started 2017 slowly, but political events combined with upbeat economic news sparked strong performance during the period, with the notable exception of the U.K. Elections in Europe produced generally positive outcomes, with voters in the Netherlands and France rejecting extremist candidates. Political stability in the European Union (EU) helped to support equity markets on the belief that it would help facilitate the ongoing economic recovery. In the U.K., however, a snap election resulting in no party having a majority in Parliament appeared to make a “hard Brexit,” in which the U.K. leaves the EU in March 2019 without a negotiated deal, even more likely than before.

As value investors, we managed to benefit from steady economic growth despite underlying market turbulence. In all market environments, we seek to invest prudently in securities that we believe represent good value, and then we adjust our views as the world around us changes.

The energy sector has been a significant area of investment for the Fund.4 Following an extended period of high prices, crude oil and natural gas prices have been significantly lower during the past few years. The benchmark oil price declined from more than $100 a barrel to below $30, and has more recently stayed between $40 and $60 during the first half of 2017. The impact on the sector, and the securities of companies in the sector, has been unsurprisingly quite dramatic. Although many uncertainties exist, we continue to expect demand for oil and gas to rise for a number of years, which we believe will require continued investment by the sector, not only to meet that growth but also to replace declining production in mature fields around the world. Accordingly, we expect some combination of higher prices or lower costs over time to provide the sufficient returns needed to justify the required investment.

After an initial period of distress, most companies within the energy sector appear to have made considerable progress in resizing their cost structures and strengthening their balance sheets. In aggregate, capital spending has been cut massively, and cash flow breakeven levels suggest an ability to fund a base level of investment activity given crude oil and gas prices as of

3. Not a Fund holding.

4. The energy sector comprises oil, gas and consumable fuels in the SOI.

franklintempleton.com	Semiannual Report	5

F R A N K L I N    M U T U A L    B E A  C O N    F U N D

period-end. From an investment standpoint, in many cases we are finding securities with reasonable prospects at current commodity prices, and substantively greater upside potential should our longer term price-versus-cost outlook come to pass. We expect continued commodity price volatility, but would look to use that to our advantage when seeking to buy or sell energy sector securities.

Our energy sector investment process has focused on finding situations where commodity price upside is not necessary to generate attractive security returns. One such area is within the infrastructure space. Companies such as Kinder Morgan3 and Williams provide critical pipelines, processing facilities, ports, and other assets used to bring vital commodities to market. Investors shunned these companies due to a combination of counterparty risk related to exploration and production companies, their own balance sheet concerns and dividend levels. As our analysis about the criticality of their assets and the flexibility of their funding options has, in our view, been proven, the securities of infrastructure companies have recovered significantly from their lows. Moreover, if expectations of an oil and gas supply glut from greater North American production hold true, more infrastructure investment should be needed to move this product to export markets.

Royal Dutch Shell, a leading integrated oil and gas company, is another investment held by the Fund for which fears about the impact of low commodity prices were overblown, in our view. The company used the initial phase of the crude oil price downturn to acquire BG Group, a major exploration and production company with significant positions and strength in liquefied natural gas and a great oil asset in the pre-salt Santos Basin in Brazil. The assets were highly complementary to Shell’s existing positions, allowing the post-merger company to prune other areas of its portfolio and still show considerable growth. Management, under the leadership of relatively new chief executive officer Ben van Beurden, has been focused on reducing costs so that the company can still grow, while funding all required capital expenditures and its dividend, at an oil price below $50 per barrel. As Shell shows continued progress in its efforts and demonstrates the resilience of its portfolio and balance sheet, we expect the shares to continue to benefit.

Merger and acquisition activity has remained healthy, with the number of deals remaining high, although the average size of deals fell. Very large deals may have been affected negatively by ongoing political and regulatory uncertainty. Although many mega-deals were rumored, the largest deal actually announced during the period was Becton, Dickinson and Company’s3 takeover of C.R. Bard.3 Meanwhile, many large deals initiated in 2016 await regulatory approval, including Bayer’s3 acquisition of Monsanto, AT&T’s3 acquisition of Time Warner, and 21st Century Fox’s3 offer for Sky. Several key regulatory agencies remain short of members, including the Federal Communication Commission and the Federal Trade Commission, and these openings may be affecting regulatory approvals.

Credit spreads narrowed in 2016 and continued that trend in the first half of 2017 for higher quality credit, with the exception of a brief period of volatility in March and April. High yield credit spreads have remained at levels seen at the start of 2017. The spread compression provided the Fund with the opportunity to exit many of the opportunities that presented themselves in early 2016, including several “hung deals,” as prices improved, spreads shrank, and the risk-adjusted returns were no longer mispriced. As the year progressed and investors became more willing buyers of credit, mispriced risk became more difficult to find, in our opinion. However, we found what we viewed as value in some unloved industries like specialty pharmaceuticals, hospitals, media/broadcasting and telecommunications5 that faced increasing political or secular challenges. In sorting through these less-favored industries, we sought out securities that we believed could benefit most from liquidity-enhancing events like asset sales, the ability within existing agreements to issue secured debt, and free cash flow that could create a long enough runway to weather the storm and/or provide enough current recovery to create the enterprise at a significant discount to our assessment of its intrinsic value. In times when the credit markets fluctuate and value is difficult to easily identify, we believe our industry specific expertise, deep fundamental analysis with a focus on cash flow, and intensive credit and covenant review combine seamlessly and provide us with unique ways of looking at the same ideas others may disregard.

Turning to Fund performance, top positive contributors included South Korea-based Samsung Electronics, U.S.-based medical device maker Medtronic and Finland-based global communications and information technology company Nokia.

Samsung Electronics is a low cost provider of commodity memory products (e.g., dynamic random-access memory and flash memory), which have seen very strong pricing recently. Samsung also produces smartphones, consumer electronics and

5. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

6	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    B  E A C O N    F U N D

Top 10 Equity Holdings
6/30/17

Company Sector/Industry, Country	% of Total Net Assets
Medtronic PLC	3.6%
Health Care Equipment & Supplies, U.S.
Novartis AG	3.6%
Pharmaceuticals, Switzerland
Time Warner Inc.	3.4%
Media, U.S.
Koninklijke KPN NV	3.4%
Diversified Telecommunication Services, Netherlands
Sensata Technologies Holding NV	3.2%
Electrical Equipment, U.S.
British American Tobacco PLC	3.1%
Tobacco, U.K.
Societe Generale SA	3.0%
Banks, France
JPMorgan Chase & Co.	3.0%
Banks, U.S.
Vodafone Group PLC	2.9%
Wireless Telecommunication Services, U.K.
KLX Inc.	2.9%
Aerospace & Defense, U.S.

other goods. In February, shares retreated as Samsung chief Jay Y. Lee was arrested for bribery as part of a wider government influence-peddling scandal that led to the impeachment of then president Park Geun-hye. However, the stock price rallied as investors turned their focus to Samsung’s better-than-expected earnings results announced in April. Samsung reported strong sales in its core businesses, including memory chips and OLED (organic light-emitting diode) displays. Despite adverse publicity surrounding its Note 7 smartphone in the fall of 2016, sales of its newest generation of smartphones have been running ahead of market expectations. Management also pleasantly surprised investors in April by announcing a plan to cancel existing treasury shares held by the company.

Investors responded positively to quarterly results issued by Medtronic in February and May. On both occasions, earnings exceeded consensus expectations, driven by solid revenues and successful cost control efforts, which led to better operating profitability. The positive results led to improved investor confidence in Medtronic’s ability to deliver on future growth goals, especially given concerns following tough quarterly results issued in November 2016. Medtronic’s agreement in April to sell its medical supplies business to Cardinal Health3 provided additional support to Medtronic’s stock price. Medtronic obtained the medical supplies business as part of its 2014 acquisition of Covidien. The medical supplies business, in our view, was not core to Medtronic’s operations and had less attractive profitability and future growth prospects. In addition, Medtronic intends to use the after-tax proceeds for additional share buybacks and to pay down debt.

In April, Nokia reported an upbeat set of quarterly results that included strong margins in its networks business and solid sales in its wireless business. The positive results appear to reflect some improvement in market conditions for wireless network equipment. Nokia also earned more revenue from its patents, while management reaffirmed its earnings guidance for 2017. We believe the trend of declining revenues is on the path to stabilizing and that further synergies from Nokia’s acquisition of Alcatel-Lucent, completed in mid-2016, are likely to support earnings improvement. Shares of Nokia also reacted positively to the announcement in May that the company reached a settlement on unresolved patent litigation and signed a business collaboration agreement with Apple.3 In our view, Nokia likely saved a meaningful amount in litigation costs and gained a potential source of growth for its Internet protocol routing business.

During the period under review, Fund investments that detracted from performance included U.S.-based drugstore chain Rite Aid, U.S.-based oil and gas exploration and production company Marathon Oil and U.S. bank Capital One Financial.

Shares of Rite Aid declined as a deal to be acquired by Walgreens Boots Alliance fell apart. The transaction was mired in antitrust review by the Federal Trade Commission (FTC) during much of the period as the FTC questioned whether Walgreens’ proposed divestitures were sufficient to maintain competition. In late June, Walgreens announced the immediate termination of the merger agreement. Instead, Rite Aid agreed to sell numerous stores and related distribution assets to Walgreens. The new agreement is also subject to antitrust review, but we believe FTC approval is likely.

Shares of Marathon Oil generally followed the path of declining oil prices. During the first half of 2017, oil prices retreated as U.S. crude oil production increased and data showed that worldwide supply had not yet begun to decline. The supply and price trends for crude oil prices overshadowed some moves by Marathon that we believe were positive. As part of its portfolio transformation effort, in March Marathon announced agreements to exit a Canadian oil sands asset, and two transactions to acquire acreage in the northern Delaware basin of New Mexico. Although we regard the price received for the oil sands asset to be merely adequate, we look favorably upon the continuing expansion of the company’s resource portfolio and increasing focus on predictable, higher return

franklintempleton.com	Semiannual Report	7

F R A N K L I N    M U T U A L    B E A  C O N    F U N D

onshore assets. Additionally, the three transactions led to a further improvement in Marathon’s balance sheet. These favorable changes were nonetheless overshadowed by an oil market which remains both volatile and challenging.

Capital One Financial is the seventh largest bank in the U.S. Financials stocks were negatively impacted in March by a combination of a decline in the 10-year U.S. Treasury yield and increased doubts among investors that the current U.S. administration and Congress would quickly enact their economic agenda.6 Also in March, weaker-than-expected U.S. consumer credit data drove investors to anticipate lower future earnings as a result of higher reserves. Additionally, Capital One withdrew its late 2016 agreement to acquire the credit card portfolio of retailer Cabela’s3 due to complications related to a 2015 consent order with the U.S. Office of the Comptroller of the Currency. The Cabela deal was subsequently revived as Capital One partnered with financial company Synovus.3 In late April, shares of Capital One slipped further after the company announced quarterly results that fell short of consensus expectations. The miss in earnings was largely driven by a higher-than-expected increase in reserves as Capital One raised its expected rate of net charge-offs (the amount of bad debt written off minus any subsequent amount recovered) for 2017. In our view, however, the update was more of a hit to confidence than a meaningful negative for Capital One’s financial performance.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-U.S. dollar investments. The currency forwards had a negative impact on the Fund’s performance because of the depreciation of the U.S. dollar versus the hedged currencies, while currency futures had a negligible impact.

What is a currency forward?

A currency forward is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Thank you for your participation in Franklin Mutual Beacon Fund. We look forward to continuing to serve your investment needs.

Christian Correa, CFA Co-Portfolio Manager

Mandana Hormozi Co-Portfolio Manager

Aman Gupta, CFA Assistant Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

6. The financials sector comprises banks, consumer finance and insurance in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

8	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    B  E A C O N    F U N D

Christian Correa has been portfolio manager for Franklin Mutual Beacon Fund since 2007 and a co-portfolio manager since December 2010. He joined Franklin Templeton Investments in 2003 and serves as Director of Research for Franklin Mutual Advisers. Previously, he covered merger arbitrage and special situations at Lehman Brothers Holdings Inc.

Mandana Hormozi has been a co-portfolio manager for Franklin Mutual Beacon Fund since 2010 and was assistant portfolio manager for the Fund since 2009. Before that, she was assistant portfolio manager for Franklin Mutual Global Discovery Fund since 2007. She has been an analyst for Franklin Mutual Advisers since 2003, when she joined Franklin Templeton Investments. Previously, she was a senior vice president in the equity research department at Lazard Freres. Also, she was an economic research analyst at Mitsubishi Bank.

Aman Gupta has been assistant portfolio manager for Franklin Mutual Beacon Fund since December 2013 and has been an analyst for Franklin Mutual Advisers since 2010. Previously, Mr. Gupta was a senior equity analyst and director at Evergreen Investments, where he covered the health care industry with additional responsibilities in the consumer and industrials sectors.

franklintempleton.com	Semiannual Report	9

F R A N K L I N    M U T U A L    B E A  C O N    F U N D

Performance Summary as of June 30, 2017

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

Z
6-Month	+8.76%	+8.76%
1-Year	+20.87%	+20.87%
5-Year	+81.36%	+12.64%
10-Year	+53.77%	+4.40%

A
6-Month	+8.63%	+2.36%
1-Year	+20.53%	+13.63%
5-Year	+78.83%	+11.00%
10-Year	+49.33%	+3.48%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

10	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    B  E A C O N    F U N D

P E R F O R M A N C E    S U M M A R Y

Total Annual Operating Expenses3

Share Class
Z	0.80%
A	1.05%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

franklintempleton.com	Semiannual Report	11

F R A N K L IN    M U T U A L    B E A C  O N    F U N D

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period 1/1/17–6/30/17[1,2]	Ending Account Value 6/30/17	Expenses Paid During Period 1/1/17–6/30/17[1,2]	Net Annualized Expense Ratio[2]
Z	$1,000	$1,087.60	$4.04	$1,020.93	$3.91	0.78%
A	$1,000	$1,086.30	$5.33	$1,019.69	$5.16	1.03%
C	$1,000	$1,082.30	$9.19	$1,015.97	$8.90	1.78%
R	$1,000	$1,084.60	$6.62	$1,018.45	$6.41	1.28%
R6	$1,000	$1,088.20	$3.68	$1,021.27	$3.56	0.71%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

12	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    B  E A C  O N    F U N D

Financial Highlights

	Six Months Ended June 30, 2017	Year Ended December 31,
	(unaudited)	2016	2015	2014	2013	2012

Class Z
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.30	$14.30	$16.59	$16.91	$13.36	$11.68
Income from investment operations[a]:
Net investment income[b]	0.17	0.37[c]	0.29	0.54[d]	0.31	0.24
Net realized and unrealized gains (losses)	1.17	1.93	(0.99)	0.62	3.56	1.68
Total from investment operations	1.34	2.30	(0.70)	1.16	3.87	1.92
Less distributions from:
Net investment income	—	(0.37)	(0.37)	(0.69)	(0.32)	(0.24)
Net realized gains	—	(0.93)	(1.22)	(0.79)	—	—
Total distributions	—	(1.30)	(1.59)	(1.48)	(0.32)	(0.24)
Net asset value, end of period	$16.64	$15.30	$14.30	$16.59	$16.91	$13.36

Total return[e]	8.76%	16.11%	(4.14)%	6.82%	29.11%	16.44%

Ratios to average net assets[f]
Expenses[g]	0.78%[h]	0.80%[h]	0.84%[h,i]	0.83%[h]	0.80%[h]	0.84%
Expenses incurred in connection with securities sold short	—%	0.01%	0.04%	0.04%	—%[j]	0.01%
Net investment income	2.11%	2.48%[c]	1.73%	3.14%[d]	2.02%	1.87%

Supplemental data
Net assets, end of period (000’s)	$2,772,594	$2,564,120	$2,420,165	$2,774,929	$2,876,322	$2,450,546
Portfolio turnover rate	10.39%	30.94%	35.80%	40.06%	32.95%	43.23%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.81%.

dNet investment income per share includes approximately $0.24 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.74%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

jRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements.	Semiannual Report	13

F R A N K L I N    M U T U A L    B E A  C O N    F U N D

F I N A N C I A L    H I G H L I G H T S

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31,
		2016	2015	2014	2013	2012

Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.18	$14.20	$16.47	$16.80	$13.28	$11.61

Income from investment operations[a]:
Net investment income[b]	0.15	0.33[c]	0.24	0.49[d]	0.26	0.20
Net realized and unrealized gains (losses)	1.16	1.91	(0.97)	0.60	3.54	1.67

Total from investment operations	1.31	2.24	(0.73)	1.09	3.80	1.87

Less distributions from:
Net investment income	—	(0.33)	(0.32)	(0.63)	(0.28)	(0.20)
Net realized gains	—	(0.93)	(1.22)	(0.79)	—	—

Total distributions	—	(1.26)	(1.54)	(1.42)	(0.28)	(0.20)

Net asset value, end of period	$16.49	$15.18	$14.20	$16.47	$16.80	$13.28

Total return[e]	8.63%	15.80%	(4.33)%	6.48%	28.70%	16.10%

Ratios to average net assets[f]
Expenses[g]	1.03%[h]	1.05%[h]	1.12%[h,i]	1.13%[h]	1.10%[h]	1.14%
Expenses incurred in connection with securities sold short	—%	0.01%	0.04%	0.04%	—%[j]	0.01%
Net investment income	1.86%	2.23%[c]	1.45%	2.84%[d]	1.72%	1.57%

Supplemental data
Net assets, end of period (000’s)	$1,000,642	$992,306	$1,019,568	$1,101,706	$1,148,409	$983,981
Portfolio turnover rate	10.39%	30.94%	35.80%	40.06%	32.95%	43.23%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.56%.

d Net investment income per share includes approximately $0.24 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.44%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

jRounds to less than 0.01%.

14	Semiannual Report	The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L I N    M U T U A L    B  E A C O N    F U N D

DF I N A N C I A L    H I G H L I G H T S

	Six Months Ended June 30, 2017	Year Ended December 31,
	(unaudited)	2016	2015	2014	2013	2012

Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.06	$14.10	$16.36	$16.70	$13.21	$11.54
Income from investment operations[a]:
Net investment income[b]	0.09	0.22[c]	0.12	0.37[d]	0.15	0.11
Net realized and unrealized gains (losses)	1.15	1.88	(0.96)	0.59	3.51	1.66
Total from investment operations	1.24	2.10	(0.84)	0.96	3.66	1.77
Less distributions from:
Net investment income	—	(0.21)	(0.20)	(0.51)	(0.17)	(0.10)
Net realized gains	—	(0.93)	(1.22)	(0.79)	—	—
Total distributions	—	(1.14)	(1.42)	(1.30)	(0.17)	(0.10)
Net asset value, end of period	$16.30	$15.06	$14.10	$16.36	$16.70	$13.21

Total return[e]	8.23%	14.94%	(5.06)%	5.78%	27.79%	15.29%

Ratios to average net assets[f]
Expenses[g]	1.78%[h]	1.80%[h]	1.84%[h,i]	1.83%[h]	1.80%[h]	1.84%
Expenses incurred in connection with securities sold short	—%	0.01%	0.04%	0.04%	—%[j]	0.01%
Net investment income	1.11%	1.48%[c]	0.73%	2.14%[d]	1.02%	0.87%

Supplemental data
Net assets, end of period (000’s)	$271,283	$275,138	$285,333	$320,832	$336,222	$295,958
Portfolio turnover rate	10.39%	30.94%	35.80%	40.06%	32.95%	43.23%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.81%.

dNet investment income per share includes approximately $0.24 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.74%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

jRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	15

F R A N K L I N    M U T U A L    B E A  C O N    F U N D

F I N A N C I A L    H I G H L I G H T S

	Six Months Ended June 30, 2017	Year Ended December 31,
	(unaudited)	2016	2015	2014	2013	2012

Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.01	$14.05	$16.33	$16.68	$13.19	$11.52
Income from investment operations[a]:
Net investment income[b]	0.13	0.30[c]	0.20	0.44[d]	0.23	0.18
Net realized and unrealized gains (losses)	1.14	1.89	(0.97)	0.61	3.50	1.66
Total from investment operations	1.27	2.19	(0.77)	1.05	3.73	1.84
Less distributions from:
Net investment income	—	(0.30)	(0.29)	(0.61)	(0.24)	(0.17)
Net realized gains	—	(0.93)	(1.22)	(0.79)	—	—
Total distributions	—	(1.23)	(1.51)	(1.40)	(0.24)	(0.17)
Net asset value, end of period	$16.28	$15.01	$14.05	$16.33	$16.68	$13.19

Total return[e]	8.46%	15.58%	(4.61)%	6.31%	28.34%	15.95%

Ratios to average net assets[f]
Expenses[g]	1.28%[h]	1.30%[h]	1.34%[h,i]	1.33%[h]	1.30%[h]	1.34%
Expenses incurred in connection with securities sold short	—%	0.01%	0.04%	0.04%	—%[j]	0.01%
Net investment income	1.61%	1.98%[c]	1.23%	2.64%[d]	1.52%	1.37%

Supplemental data
Net assets, end of period (000’s)	$2,162	$2,035	$2,343	$2,246	$1,956	$1,905
Portfolio turnover rate	10.39%	30.94%	35.80%	40.06%	32.95%	43.23%

s The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b Based on average daily shares outstanding.

c Net investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.31%.

d Net investment income per share includes approximately $0.24 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.24%.

e Total return is not annualized for periods less than one year.

f Ratios are annualized for periods less than one year.

g Includes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

h Benefit of expense reduction rounds to less than 0.01%.

i Benefit of waiver and payments by affiliates rounds to less than 0.01%.

j Rounds to less than 0.01%.

16	Semiannual Report	The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L I N    M U T U A L    B  E A C O N    F U N D

F I N A N C I A L    H I G H L I G H T S

	Six Months Ended June 30, 2017	Year Ended December 31,
	(unaudited)	2016	2015	2014	2013[a]

Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.30	$14.30	$16.58	$16.88	$14.77
Income from investment operations[b]:
Net investment income[c]	0.10	0.38[d]	0.30	0.56[e]	0.24
Net realized and unrealized gains (losses)	1.25	1.93	(0.98)	0.63	2.21
Total from investment operations	1.35	2.31	(0.68)	1.19	2.45
Less distributions from:
Net investment income	—	(0.38)	(0.38)	(0.70)	(0.34)
Net realized gains	—	(0.93)	(1.22)	(0.79)	—
Total distributions	—	(1.31)	(1.60)	(1.49)	(0.34)
Net asset value, end of period	$16.65	$15.30	$14.30	$16.58	$16.88

Total return[f]	8.82%	16.20%	(3.98)%	6.91%	16.83%

Ratios to average net assets[g]
Expenses before waiver and payments by affiliates and expense reduction[h]	0.73%	0.71%	0.74%	0.74%	2.10%
Expenses net of waiver and payments by affiliates and expense reduction[h,i]	0.71%	0.71%	0.74%[j]	0.74%	0.71%
Expenses incurred in connection with securities sold short	—%	0.01%	0.04%	0.04%	—%[k]
Net investment income	2.18%	2.57%[d]	1.83%	3.23%[e]	2.11%

Supplemental data
Net assets, end of period (000’s)	$741	$604	$48,844	$50,868	$6
Portfolio turnover rate	10.39%	30.94%	35.80%	40.06%	32.95%

a For the period May 1, 2013 (effective date) to December 31, 2013.

b The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

c Based on average daily shares outstanding.

d Net investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.90%.

e Net investment income per share includes approximately $0.24 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.83%.

f Total return is not annualized for periods less than one year.

g Ratios are annualized for periods less than one year.

h Includes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

i Benefit of expense reduction rounds to less than 0.01%.

j Benefit of waiver and payments by affiliates rounds to less than 0.01%.

k Rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	17

F R A N K L I N    M U T U A L    B E A  C O N    F U N D

Statement of Investments, June 30, 2017 (unaudited)

			Country	Shares	Value

		Common Stocks and Other Equity Interests 84.9%
		Aerospace & Defense 2.9%
	[a]	KLX Inc.	United States	2,360,689	$118,034,450

		Auto Components 0.4%
	[a,b]	International Automotive Components Group Brazil LLC	Brazil	2,846,329	69,618
	[a,b,c]	International Automotive Components Group North America LLC	United States	22,836,904	14,056,480

					14,126,098

		Banks 10.0%
		JPMorgan Chase & Co.	United States	1,337,400	122,238,360
		Societe Generale SA	France	2,284,180	122,914,917
	[a]	Standard Chartered PLC	United Kingdom	4,695,355	47,533,047
		Wells Fargo & Co.	United States	2,016,650	111,742,576

					404,428,900

		Chemicals 1.2%
a,	[d,e]	Dow Corning Corp., Contingent Distribution	United States	12,598,548	—
		Monsanto Co.	United States	409,620	48,482,623

					48,482,623

		Communications Equipment 4.3%
		Cisco Systems Inc.	United States	2,338,442	73,193,235
		Nokia OYJ, ADR	Finland	16,607,263	102,300,740

					175,493,975

		Consumer Finance 2.9%
		Capital One Financial Corp.	United States	1,419,398	117,270,663

		Diversified Telecommunication Services 3.4%
		Koninklijke KPN NV	Netherlands	42,357,350	135,519,894

		Electrical Equipment 3.2%
	[a]	Sensata Technologies Holding NV	United States	3,037,386	129,757,130

		Food & Staples Retailing 2.8%
	[a]	Rite Aid Corp.	United States	6,467,611	19,079,452
		Walgreens Boots Alliance Inc.	United States	1,177,451	92,206,188

					111,285,640

		Health Care Equipment & Supplies 5.1%
		Medtronic PLC	United States	1,649,990	146,436,613
		Stryker Corp.	United States	435,540	60,444,241

					206,880,854

		Hotels, Restaurants & Leisure 2.7%
		Accor SA	France	2,335,910	109,515,989

		Independent Power & Renewable Electricity Producers 0.5%
		Vistra Energy Corp.	United States	1,256,451	21,095,812

		Insurance 1.4%
		White Mountains Insurance Group Ltd	United States	65,148	56,589,507

		Internet Software & Services 1.5%
	[a]	Baidu Inc., ADR.	China	344,487	61,614,945

		IT Services 2.4%
		Cognizant Technology Solutions Corp., A	United States	1,437,830	95,471,912

		Media 7.7%
	[a]	Charter Communications Inc., A	United States	239,187	80,570,141
	[a]	DISH Network Corp., A	United States	709,941	44,555,897
		Sky PLC	United Kingdom	4,052,422	52,468,117

18	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    B  E A C O N    F U N D

S T A T E M E N T     O F     I N V E S T M E N T S     (U N A U D I T E D)

		Country	Shares	Value

	Common Stocks and Other Equity Interests (continued)
	Media (continued)
	Time Warner Inc.	United States	1,351,872	$135,741,468

				313,335,623

	Metals & Mining 0.1%
[b,c]	Warrior Met Coal Inc.	United States	301,445	4,931,343

	Oil, Gas & Consumable Fuels 5.7%
	Marathon Oil Corp.	United States	5,097,161	60,401,358
	Royal Dutch Shell PLC, B	United Kingdom	2,384,850	64,069,223
	The Williams Cos. Inc.	United States	3,549,332	107,473,773

				231,944,354

	Pharmaceuticals 12.0%
	Eli Lilly & Co.	United States	1,203,639	99,059,490
	GlaxoSmithKline PLC	United Kingdom	2,900,817	61,796,704
	Merck & Co. Inc.	United States	1,764,077	113,059,695
	Novartis AG, ADR	Switzerland	1,728,690	144,293,754
	Teva Pharmaceutical Industries Ltd., ADR	Israel	2,022,480	67,186,785

				485,396,428

	Software 8.7%
	CA Inc.	United States	1,812,066	62,461,915
[a]	Check Point Software Technologies Ltd.	Israel	816,412	89,054,221
	Microsoft Corp.	United States	1,303,159	89,826,750
	Symantec Corp.	United States	3,943,254	111,396,925

				352,739,811

	Tobacco 3.1%
	British American Tobacco PLC	United Kingdom	1,808,426	123,290,295

	Wireless Telecommunication Services 2.9%
	Vodafone Group PLC	United Kingdom	41,827,469	118,635,367

	Total Common Stocks and Other Equity Interests (Cost $2,645,410,135)			3,435,841,613

	Preferred Stocks 5.2%
	Automobiles 2.5%
[f]	Porsche Automobil Holding SE, 2.053%, pfd	Germany	1,831,012	102,879,578

	Technology Hardware, Storage & Peripherals 2.7%
[f]	Samsung Electronics Co. Ltd., 1.909%, pfd	South Korea	66,285	107,799,315

	Total Preferred Stocks (Cost $147,563,120)			210,678,893

			Principal Amount
	Corporate Notes and Senior Floating Rate Interests 1.8%
g,[h]	Cumulus Media Holdings Inc., Term Loans, 4.48%, 12/23/20	United States	$15,063,918	12,182,943
	Frontier Communications Corp.,
	senior note, 10.50%, 9/15/22	United States	2,650,000	2,534,062
	senior note, 11.00%, 9/15/25	United States	23,907,000	22,143,859
	iHeartCommunications Inc.,
	senior secured note, first lien, 9.00%, 12/15/19	United States	18,873,000	14,886,079
	[g,h] Tranche D Term Loan, 7.976%, 1/30/19	United States	15,813,483	12,967,056
	[g,h] Tranche E Term Loan, 8.726%, 7/30/19	United States	5,080,935	4,166,367

franklintempleton.com	Semiannual Report	19

F R A N K L I N    M U T U A L    B E A  C O N    F U N D

S T A T E M E N T    O F    I N V E S T  M E N T S    ( U N A U D I T E D )

	Country	Principal Amount	Value

Corporate Notes and Senior Floating Rate Interests (continued)
[i]Veritas U.S. Inc./Veritas Bermuda Ltd., senior note, 144A, 7.50%, 2/01/23	United States	$2,112,000	$2,275,680

Total Corporate Notes and Senior Floating Rate Interests (Cost $77,022,200)			71,156,046

Corporate Notes and Senior Floating Rate Interests in Reorganization 1.5%
[b,j]Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	10,848	—
[g,h,j]Caesars Entertainment Operating Co. Inc.,
Term B-5-B Loans, 1.50%, 3/01/17	United States	7,504,361	8,733,200
Term B-6-B Loans, 1.50%, 3/01/17	United States	31,654,839	37,708,827
Term B-7 Loans, 1.50%, 3/01/17	United States	10,119,494	12,611,420

Total Corporate Notes and Senior Floating Rate Interests in Reorganization (Cost $46,677,949)			59,053,447

		Shares
Companies in Liquidation 0.1%
[a]Adelphia Recovery Trust	United States	48,268,724	31,375
[a,d]Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	6,161,087	616
[a,b,c,k]CB FIM Coinvestors LLC	United States	15,831,950	—
[a,d,e]Century Communications Corp., Contingent Distribution	United States	16,986,000	—
[a,b]FIM Coinvestor Holdings I, LLC	United States	19,805,560	—
[a,l]Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	163,140,446	3,621,718
[a,d,e]Tribune Media, Litigation Trust, Contingent Distribution	United States	497,438	—
[a,e]Vistra Energy Corp., Litigation Trust	United States	74,588,735	865,230
[a]Vistra Energy Corp., Litigation Trust, TRA	United States	1,256,451	1,350,684

Total Companies in Liquidation (Cost $21,511,636)			5,869,623

		Principal Amount
Municipal Bonds in Reorganization (Cost $14,893,535) 0.2%
[j] Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35	United States	$17,038,000	10,393,180

Total Investments before Short Term Investments (Cost $2,953,078,575)			3,792,992,802

Short Term Investments 6.7%
U.S. Government and Agency Securities 6.7%
[m]FHLB,
7/03/17	United States	66,100,000	66,100,000
7/05/17	United States	12,000,000	11,999,340
[m]U.S. Treasury Bill,
[n] 8/31/17 - 9/07/17	United States	30,000,000	29,952,590
7/20/17 - 12/21/17	United States	163,000,000	162,593,419

Total U.S. Government and Agency Securities (Cost $270,653,263)			270,645,349

Total Investments (Cost $3,223,731,838) 100.4%			4,063,638,151
Other Assets, less Liabilities (0.4)%			(16,217,571)

Net Assets 100.0%			$4,047,420,580

20	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    B  E A C O N    F U N D

S T A T E M E N T    O F    I N V E  S T M E N T S    ( U N A U D I T E D )

aNon-income producing.

bSee Note 10 regarding restricted securities.

cAt June 30, 2017, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at period end.

dContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

eSecurity has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2017, the aggregate value of these securities was $865,230, representing less than 0.1% of net assets.

fVariable rate security. The rate shown represents the yield at period end.

gThe coupon rate shown represents the rate at period end.

hSee Note 1(e) regarding senior floating rate interests.

iSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2017, the value of this security was $2,275,680, representing 0.1% of net assets.

jSee Note 8 regarding credit risk and defaulted securities.

kSee Note 12 regarding holdings of 5% voting securities.

lBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.

mThe security was issued on a discount basis with no stated coupon rate.

nA portion or all of the security has been segregated as collateral for open forward contracts. At June 30, 2017, the aggregate value of these securities and/or cash pledged amounted to $25,024,031, representing 0.6% of net assets.

franklintempleton.com	Semiannual Report	21

F R A N K L I N    M U T U A L    B E A  C O N    F U N D

S T A T E M E N T    O F    I N V E S T  M E N T S    ( U N A U D I T E D )

At June 30, 2017, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation

Currency Contracts
EUR/USD	Short	1,210	$173,438,375	9/18/17	$ —	$(3,035,891)
GBP/USD	Short	1,648	134,363,500	9/18/17	—	(2,736,471)

Total Futures Contracts					$ —	$(5,772,362)

Net unrealized appreciation (depreciation)						$(5,772,362)

At June 30, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Euro	BOFA	Buy	7,336,420	$8,235,896	7/12/17	$149,773	$—
Euro	BONY	Buy	5,712,218	6,433,898	7/12/17	95,277	—
Euro	BONY	Sell	3,150,701	3,399,426	7/12/17	—	(201,885)
Euro	FBCO	Sell	39,614,788	42,640,169	7/12/17	—	(2,640,294)
Euro	HSBK	Buy	6,943,701	7,824,382	7/12/17	112,402	—
Euro	HSBK	Sell	1,182,297	1,262,272	7/12/17	—	(89,117)
Euro	SSBT	Buy	5,190,351	5,860,513	7/12/17	72,158	—
Euro	SSBT	Sell	40,514,951	43,593,755	7/12/17	—	(2,715,612)
Euro	UBSW	Buy	2,953,891	3,370,068	7/12/17	6,286	—
Euro	UBSW	Sell	165,491	177,874	7/12/17	—	(11,287)
British Pound	BOFA	Buy	403,632	515,920	7/13/17	10,067	—
British Pound	BONY	Sell	9,050,653	11,324,832	7/13/17	—	(469,404)
British Pound	FBCO	Sell	669,294	818,549	7/13/17	—	(53,632)
British Pound	HSBK	Sell	12,059,069	14,671,244	7/13/17	—	(1,043,362)
British Pound	SSBT	Buy	2,950,000	3,825,964	7/13/17	18,288	—
British Pound	SSBT	Sell	14,828,280	18,053,189	7/13/17	—	(1,270,083)
British Pound	UBSW	Buy	402,080	514,105	7/13/17	9,860	—
British Pound	UBSW	Sell	560,086	691,537	7/13/17	—	(38,333)
Euro	BOFA	Sell	3,274,989	3,538,302	7/26/17	—	(208,016)
Euro	HSBK	Sell	5,825,495	6,259,662	7/26/17	—	(404,228)
Euro	SSBT	Sell	3,171,676	3,417,639	7/26/17	—	(210,498)
Euro	UBSW	Sell	4,957,444	5,333,068	7/26/17	—	(337,840)
South Korean Won	BOFA	Sell	1,072,174,701	939,680	8/11/17	3,021	—
South Korean Won	HSBK	Buy	24,476,285,007	21,788,111	8/11/17	—	(405,467)
South Korean Won	HSBK	Sell	60,978,314,488	53,575,099	8/11/17	304,040	—
South Korean Won	UBSW	Buy	14,289,096,521	12,642,187	8/11/17	—	(159,138)
South Korean Won	UBSW	Sell	2,120,236,200	1,848,909	8/11/17	—	(3,343)
South Korean Won	UBSW	Sell	45,404,427,391	40,041,050	8/11/17	375,442	—
British Pound	BOFA	Sell	4,188,836	5,241,228	8/14/17	—	(222,885)
British Pound	HSBK	Sell	13,098,411	16,455,420	8/14/17	—	(630,761)
British Pound	SSBT	Sell	5,508,802	6,904,313	8/14/17	—	(281,626)
British Pound	UBSW	Sell	11,790,410	14,813,704	8/14/17	—	(566,258)
Euro	BOFA	Sell	6,579,168	7,037,589	8/18/17	—	(497,266)
Euro	BONY	Sell	3,851,450	4,141,559	8/18/17	—	(269,351)
Euro	HSBK	Sell	5,966,690	6,397,568	8/18/17	—	(435,842)

22	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    B  E A C O N    F U N D

S T A T E M E N T    O F    I N V E  S T M E N T S    ( U N A U D I T E D )

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Euro	SSBT	Sell	15,657,644	$16,865,538	8/18/17	$—	$(1,066,527)
Euro	UBSW	Sell	13,579,979	14,500,142	8/18/17	—	(1,052,459)
Euro	BOFA	Sell	18,837,838	20,235,705	10/10/17	—	(1,401,340)
Euro	BONY	Sell	808,122	893,217	10/10/17	—	(34,988)
Euro	HSBK	Sell	12,268,797	13,202,453	10/10/17	—	(889,425)
Euro	SSBT	Sell	1,548,959	1,713,116	10/10/17	—	(66,010)
Euro	BOFA	Sell	3,457,296	3,811,356	10/18/17	—	(161,498)
Euro	BONY	Sell	7,502,763	8,244,058	10/18/17	—	(377,529)
Euro	HSBK	Sell	25,249,934	27,198,320	10/18/17	—	(1,816,927)
Euro	UBSW	Sell	21,792,638	23,393,962	10/18/17	—	(1,648,431)
British Pound	BOFA	Sell	8,982,678	11,643,705	10/24/17	—	(99,058)
British Pound	HSBK	Sell	1,084,850	1,418,594	10/24/17	404	—
British Pound	HSBK	Sell	4,596,178	5,968,034	10/24/17	—	(40,402)
British Pound	SSBT	Sell	3,390,078	4,385,237	10/24/17	—	(46,502)
British Pound	SSBT	Sell	6,216,082	8,130,652	10/24/17	4,568	—
British Pound	UBSW	Sell	449,756	580,542	10/24/17	—	(7,409)
Euro	BOFA	Sell	32,637,667	35,956,428	11/06/17	—	(1,589,122)
Euro	SSBT	Sell	6,552,885	7,319,770	11/06/17	—	(218,505)
Euro	UBSW	Sell	33,317,513	36,704,456	11/06/17	—	(1,623,172)
South Korean Won	HSBK	Sell	19,097,865,681	16,906,581	11/10/17	194,301	—
South Korean Won	UBSW	Sell	32,332,508,667	28,553,529	11/10/17	259,795	—
Euro	BOFA	Sell	34,734,496	38,824,657	11/20/17	—	(1,165,165)
Euro	SSBT	Sell	1,494,318	1,691,685	11/20/17	—	(28,724)
Euro	UBSW	Sell	34,734,496	38,823,788	11/20/17	—	(1,166,034)
British Pound	BOFA	Sell	2,433,653	3,189,069	11/24/17	4,661	—
British Pound	BOFA	Sell	6,401,514	8,296,480	11/24/17	—	(79,831)
British Pound	BONY	Sell	769,137	992,879	11/24/17	—	(13,528)
British Pound	BONY	Sell	17,784,148	23,287,488	11/24/17	17,132	—
British Pound	HSBK	Sell	117,206	150,981	11/24/17	—	(2,382)
British Pound	HSBK	Sell	2,492,972	3,264,074	11/24/17	2,047	—
British Pound	SSBT	Sell	885,454	1,159,850	11/24/17	1,243	—
British Pound	SSBT	Sell	1,228,348	1,592,491	11/24/17	—	(14,789)
British Pound	UBSW	Sell	236,761	301,105	11/24/17	—	(8,694)
British Pound	UBSW	Sell	21,067,094	27,583,313	11/24/17	17,259	—

Total Forward Exchange Contracts						$1,658,024	$(27,783,979)

Net unrealized appreciation (depreciation)							$(26,125,955)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 11 regarding other derivative information.

See Abbreviations on page 39.

franklintempleton.com	The accompanying notes are an integral part of these financial statements.	Semiannual Report	23

F R A N K L I N    M U T U A L    B E A  C O N    F U N D

Financial Statements

Statement of Assets and Liabilities

June 30, 2017 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$3,223,731,838

Value - Unaffiliated issuers	$4,063,638,151
Cash.	235,459
Receivables:
Capital shares sold	2,434,465
Dividends and interest	8,073,268
European Union tax reclaims	1,948,273
Due from brokers	6,262,830
Unrealized appreciation on OTC forward exchange contracts	1,658,024
Other assets	2,555

Total assets	4,084,253,025

Liabilities:
Payables:
Capital shares redeemed	4,996,946
Management fees	2,258,132
Distribution fees	890,394
Transfer agent fees	462,182
Trustees’ fees and expenses	220,939
Variation margin	37,537
Unrealized depreciation on OTC forward exchange contracts	27,783,979
Accrued expenses and other liabilities.	182,336

Total liabilities	36,832,445

Net assets, at value	$4,047,420,580

Net assets consist of:
Paid-in capital	$3,098,461,671
Undistributed net investment income	37,572,578
Net unrealized appreciation (depreciation)	808,058,340
Accumulated net realized gain (loss)	103,327,991

Net assets, at value	$4,047,420,580

24	Semiannual Report	The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L I N    M U T U A L    B  E A C O N    F U N D

F I N A N C I A L     S T A T E M E N T S

Statement of Assets and Liabilities (continued)

June 30, 2017 (unaudited)

Class Z:
Net assets, at value	$2,772,593,500

Shares outstanding	166,577,645

Net asset value and maximum offering price per share	$16.64

Class A:
Net assets, at value	$1,000,641,925

Shares outstanding	60,685,067

Net asset value per share[a]	$16.49

Maximum offering price per share (net asset value per share ÷ 94.25%)	$17.50

Class C:
Net assets, at value	$271,282,662

Shares outstanding	16,640,558

Net asset value and maximum offering price per share[a]	$16.30

Class R:
Net assets, at value	$2,161,941

Shares outstanding	132,772

Net asset value and maximum offering price per share	$16.28

Class R6:
Net assets, at value	$740,552

Shares outstanding	44,480

Net asset value and maximum offering price per share	$16.65

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements.	Semiannual Report	25

F R A N K L I N    M U T U A L    B E A  C O N    F U N D

F I N A N C I A L    S T A T E M E N T S

Statement of Operations

for the six months ended June 30, 2017 (unaudited)

Investment income:
Dividends (net of foreign taxes of $4,168,089)	$ 52,000,923
Interest	5,406,844

Total investment income	57,407,767

Expenses:
Management fees (Note 3a)	13,424,264
Distribution fees: (Note 3c)
Class A	1,250,358
Class C	1,399,071
Class R	5,238
Transfer agent fees: (Note 3e)
Class Z	1,090,462
Class A	404,864
Class C	113,313
Class R	849
Class R6	196
Custodian fees (Note 4)	70,786
Reports to shareholders	108,384
Registration and filing fees	64,502
Professional fees	123,970
Trustees’ fees and expenses	58,234
Other	50,690

Total expenses	18,165,181
Expense reductions (Note 4)	(5,051)
Expenses waived/paid by affiliates (Note 3f)	(135)

Net expenses	18,159,995

Net investment income	39,247,772

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	94,437,714
Written options	1,792,806
Foreign currency transactions	5,998,852
Futures contracts	(8,367,161)
Securities sold short	1,346,585

Net realized gain (loss)	95,208,796

Net change in unrealized appreciation (depreciation) on:
Investments.	254,344,546
Translation of other assets and liabilities denominated in foreign currencies	(48,545,145)
Written options	(542,578)
Futures contracts	(9,201,212)

Net change in unrealized appreciation (depreciation)	196,055,611

Net realized and unrealized gain (loss)	291,264,407

Net increase (decrease) in net assets resulting from operations	$330,512,179

26	Semiannual Report	The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L I N    M U T U A L    B  E A C O N    F U N D

F I N A N C I A L    S T A T E M E N T S

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016

Increase (decrease) in net assets:
Operations:
Net investment income	$39,247,772	$86,695,303
Net realized gain (loss)	95,208,796	238,903,177
Net change in unrealized appreciation (depreciation)	196,055,611	224,718,936

Net increase (decrease) in net assets resulting from operations	330,512,179	550,317,416

Distributions to shareholders from:
Net investment income:
Class Z	—	(58,200,382)
Class A	—	(20,284,242)
Class C	—	(3,677,329)
Class R	—	(37,485)
Class R6	—	(1,152,424)
Net realized gains:
Class Z	—	(146,912,444)
Class A	—	(57,880,823)
Class C	—	(16,247,924)
Class R	—	(118,154)
Class R6	—	(2,834,009)

Total distributions to shareholders	—	(307,345,216)

Capital share transactions: (Note 2)
Class Z	(16,029,256)	(13,134,883)
Class A	(75,096,509)	(92,115,190)
Class C	(26,205,338)	(27,695,808)
Class R	(44,561)	(406,764)
Class R6	79,982	(51,666,995)

Total capital share transactions	(117,295,682)	(185,019,640)

Net increase (decrease) in net assets.	213,216,497	57,952,560
Net assets:
Beginning of period	3,834,204,083	3,776,251,523

End of period	$4,047,420,580	$3,834,204,083

Undistributed net investment income included in net assets:
End of period	$37,572,578	$—

Distributions in excess of net investment income included in net assets:
End of period	$—	$(1,675,194)

franklintempleton.com	The accompanying notes are an integral part of these financial statements.	Semiannual Report	27

F R A N K L I N    M U T U A L    B E A  C O N    F U N D

Notes to Financial Statements (unaudited)

1.   Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Beacon Fund (Fund) is included in this report. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.   Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these

28	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    B  E A C O N    F U N D

N O T E S    T O    F I N A N C I A  L    S T A T E M E N T S    ( U N A U D I T E D )

valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.   Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.   Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions,

franklintempleton.com	Semiannual Report	29

F R A N K L I N    M U T U A L    B E A  C O N    F U N D

N O T E S    T O    F I N A N C I A L     S T A T E M E N T S    ( U N A U D I T E D )

1.   Organization and Significant Accounting Policies (continued)

c.   Derivative Financial Instruments (continued)

including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2017, the Fund had OTC derivatives in a net liability position of $26,125,955 and the aggregate value of collateral pledged for such contracts was $25,024,031.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Notes 7 and 11 regarding investment transactions and other derivative information, respectively.

d.   Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with

30	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    B  E A C O N    F U N D

N O T E S    T O    F I N A N C I A  L    S T A T E M E N T S    ( U N A U D I T E D )

the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund. At June 30, 2017, the Fund had no securities sold short.

e.   Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

f.   Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

g.   Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

franklintempleton.com	Semiannual Report	31

F R A N K L I N    M U T U A L    B E A  C O N    F U N D

N O T E S    T O    F I N A N C I A L     S T A T E M E N T S    ( U N A U D I T E D )

1.   Organization and Significant Accounting Policies (continued)

g.   Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

h.   Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i.   Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.   Shares of Beneficial Interest

At June 30, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	June 30, 2017		December 31, 2016
	Shares	Amount	Shares	Amount
Class Z Shares:
Shares sold	7,827,596	$126,804,796	9,149,715	$140,197,196
Shares issued in reinvestment of distributions	—	—	12,432,394	192,053,179
Shares redeemed	(8,814,073)	(142,834,052)	(23,237,873)	(345,385,258)
Net increase (decrease)	(986,477)	$(16,029,256)	(1,655,764)	$(13,134,883)
Class A Shares:
Shares sold	3,722,356	$60,119,271	5,078,134	$75,827,729
Shares issued in reinvestment of distributions	—	—	4,985,244	76,408,846
Shares redeemed	(8,413,459)	(135,215,780)	(16,508,824)	(244,351,765)
Net increase (decrease)	(4,691,103)	$(75,096,509)	(6,445,446)	$(92,115,190)
Class C Shares:
Shares sold	693,851	$11,035,473	884,730	$13,160,013
Shares issued in reinvestment of distributions	—	—	1,245,164	18,929,994
Shares redeemed	(2,319,801)	(37,240,811)	(4,098,752)	(59,785,815)

Net increase (decrease)	(1,625,950)	$(26,205,338)	(1,968,858)	$(27,695,808)
Class R Shares:
Shares sold	19,049	$304,544	29,412	$419,666
Shares issued in reinvestment of distributions	—	—	10,270	155,639
Shares redeemed	(21,899)	(349,105)	(70,761)	(982,069)
Net increase (decrease)	(2,850)	$(44,561)	(31,079)	$(406,764)

32	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    B  E A C O N    F U N D

N O T E S    T O    F I N A N C I A  L    S T A T E M E N T S    ( U N A U D I T E D )

	Six Months Ended		Year Ended
	June 30, 2017		December 31, 2016

	Shares	Amount	Shares	Amount
ClassR6Shares:
Shares sold	13,781	$224,746	618,690	$9,392,683
Shares issued in reinvestment of distributions	—	—	3,324	51,412
Shares redeemed	(8,770)	(144,764)	(3,998,311)	(61,111,090)

Net increase (decrease)	5,011	$79,982	(3,376,297)	$(51,666,995)

3.   Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.   Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

0.675%	Up to and including $5 billion

0.645%	Over $5 billion, up to and including $7 billion

0.625%	Over $7 billion, up to and including $10 billion

0.615%	In excess of $10 billion

For the period ended June 30, 2017, the annualized effective investment management fee rate was 0.675% of the Fund’s average daily net assets.

b.   Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.   Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

franklintempleton.com	Semiannual Report	33

F R A N K L I N    M U T U A L    B E A  C O N    F U N D

N O T E S    T O    F I N A N C I A L     S T A T E M E N T S    ( U N A U D I T E D )

3.   Transactions with Affiliates (continued)

c.   Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d.   Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$98,901
CDSC retained	$6,599

e.   Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2017, the Fund paid transfer agent fees of $1,609,684, of which $724,884 was retained by Investor Services.

f.   Waiver and Expense Reimbursements

Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01%. Investor Services may discontinue this waiver in the future.

4.   Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5.   Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

34	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    B  E A C O N    F U N D

N O T E S    T O    F I N A N C I A  L    S T A T E M E N T S    ( U N A U D I T E D )

During the period ended June 30, 2017, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at June 30, 2017	$220,939
[b]Increase in projected benefit obligation	$1,184
Benefit payments made to retired trustees	$(1,945)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.

bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. Income Taxes

At June 30, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments.	$3,242,243,181

Unrealized appreciation	$981,844,130
Unrealized depreciation	(160,449,160)

Net unrealized appreciation (depreciation)	$821,394,970

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and wash sales.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2017, aggregated $390,548,191 and $610,283,179, respectively.

Transactions in options written during the period ended June 30, 2017, were as follows:

	Number of
	Contracts	Premiums
Options outstanding at December 31, 2016	6,000	$822,578
Options written	5,000	1,115,784
Options expired	(3,500)	(426,988)
Options exercised	—	—
Options closed	(7,500)	(1,511,374)

Options outstanding at June 30, 2017	—	$—

See Notes 1(c) and 11 regarding derivative financial instruments and other derivative information, respectively.

8. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At June 30, 2017, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $69,446,627, representing 1.7% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

franklintempleton.com	Semiannual Report	35

F R A N K L I N    M U T U A L    B E A  C O N    F U N D

N O T E S    T O    F I N A N C I A L     S T A T E M E N T S    ( U N A U D I T E D )

9.   Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10.   Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2017, investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount/ Shares	Issuer	Acquisition Date	Cost	Value
10,848	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10 -11/30/12	$10,848	$—
15,831,950	CB FIM Coinvestors LLC	1/15/09 - 6/02/09	—	—
19,805,560	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
2,846,329	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	1,890,264	69,618
22,836,904	International Automotive Components Group North America LLC	1/12/06 - 3/18/13	18,692,218	14,056,480
301,445	Warrior Met Coal Inc.	3/31/16 - 6/23/16	1,729,238	4,931,343

	Total Restricted Securities (Value is 0.5% of Net Assets)		$22,322,568	$19,057,441

11.   Other Derivative Information

At June 30, 2017, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts			Variation margin	$5,772,362	[a]
	Unrealized appreciation on OTC forward exchange contracts	$1,658,024	Unrealized depreciation on OTC forward exchange contracts	27,783,979

Totals		$1,658,024		$33,556,341

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

36	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    B  E A C O N    F U N D

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S   ( U N A U D I T E D )

For the period ended June 30, 2017, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:		Net change in unrealized
			appreciation (depreciation) on:
Foreign exchange contracts	Foreign currency transactions	$5,490,345 [a]	Translation of other	$(48,812,404)[a]
			assets and liabilities denominated
			in foreign currencies
	Futures contracts	(8,367,161)	Futures contracts	(9,201,212)
Equity contracts	Written options	1,792,806	Written options	(542,578)

Totals		$(1,084,010)		$58,556,194

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the period ended June 30, 2017, the average month end notional amount of futures contracts and options represented $276,696,013 and $10,909,250, respectively. The average month end contract value of forward exchange contracts was $705,390,279.

See Notes 1(c) and 7 regarding derivative financial instruments and investment transactions, respectively.

12.   Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the period ended June 30, 2017, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)
Non-Controlled Affiliates
CB FIM Coinvestors LLC (Value is —% of Net Assets)	15,831,950	—	—	15,831,950	$—	$—	$—

13.   Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2017, the Fund did not use the Global Credit Facility.

14. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

• Level 1 – quoted prices in active markets for identical financial instruments

franklintempleton.com	Semiannual Report	37

F R A N K L I N    M U T U A L    B E A  C O N    F U N D

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S   ( U N A U D I T E D )

14.   Fair Value Measurements (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$—	$—	$14,126,098	$14,126,098
Metals & Mining	—	—	4,931,343	4,931,343
All Other Equity Investments[b]	3,627,463,065	—	—[c]	3,627,463,065
Corporate Notes and Senior Floating Rate Interests.	—	71,156,046	—	71,156,046
Corporate Notes and Senior Floating Rate Interests in Reorganization	—	59,053,447	—[c]	59,053,447
Companies in Liquidation	—	5,004,393	865,230[c]	5,869,623
Municipal Bonds in Reorganization	—	10,393,180	—	10,393,180
Short Term Investments	192,546,009	78,099,340	—	270,645,349

Total Investments in Securities	$3,820,009,074	$223,706,406	$19,922,671	$4,063,638,151

Other Financial Instruments:
Forward Exchange Contracts	$—	$1,658,024	$—	$1,658,024

Liabilities:
Other Financial Instruments:
Futures Contracts	$5,772,362	$—	$—	$5,772,362
Forward Exchange Contracts	—	27,783,979	—	27,783,979

Total Other Financial Instruments	$5,772,362	$27,783,979	$—	$33,556,341

a Includes common and preferred stocks as well as other equity investments.

b For detailed categories, see the accompanying Statement of Investments.

c Includes securities determined to have no value at June 30, 2017.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

15.   New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

38	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    B  E A C O N    F U N D

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S   ( U N A U D I T E D )

16.   Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.

17.   Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty		Currency		Selected Portfolio
BOFA	Bank of America N.A.	EUR	Euro	ADR	American Depositary Receipt
BONY	The Bank of New York Mellon Corp.	GBP	British Pound	FHLB	Federal Home Loan Bank
FBCO	Credit Suisse International	USD	United States Dollar	GO	General Obligation
HSBK	HSBC Bank PLC			TRA	Tax Receivable Agreement Right
SSBT	State Street Bank and Trust Co., N.A.
UBSW	UBS AG

franklintempleton.com	Semiannual Report	39

F R A N K L I N    M U T U A L    S E R  I E S    F U N D S

F R A N K L I N    M U T U A L    B E A  C O N    F U N D

Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN MUTUAL SERIES FUNDS

Franklin Mutual Beacon Fund

(“Fund”)

The Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at an in-person meeting held on May 22, 2017, unanimously approved the renewal of the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such renewal, the independent trustees participated in two other meetings held in connection with the renewal process. Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreement. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, asset segregation, portfolio turnover, Rule 12b-1 plan, distribution, shareholder servicing, legal and compliance matters, pricing of securities, sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged to funds within the Franklin Templeton Investments (FTI) complex in comparison with those charged to other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients. The Board also noted that it received an annual report on all payments made by FTI or the Fund to financial intermediaries engaged in the sale of Fund shares, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge Financial Solutions, Inc., an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters.

Particular attention was given to management’s diligent risk management program, including continual monitoring and management of cybersecurity, liquidity and counterparty credit risk, and attention given to derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments are used to carry out the Fund’s investment goal(s). The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as

40	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    S  E R I E S    F U N D S

F R A N K L I N    M U T U A L    B  E A C O N    F U N D

S H A R E H O L D E R    I N F O R M A  T I O N

well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. In addition, the Board received updates from management on the SEC’s progress in implementing the rule-making requirements established by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), which was enacted July 21, 2010, and the investment manager’s compliance with rules and regulations already promulgated by the SEC under such act.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided, and to be provided, by the investment manager. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of pre-designated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of shareholders of the Fund. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group of funds, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The Board considered the investment manager’s significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The Board considered the nature, extent and quality of the services to be provided under the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided, and to be provided, by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2016. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions

franklintempleton.com	Semiannual Report	41

F R A N K L I N    M U T U A L    S E R  I E S    F U N D S

F R A N K L I N    M U T U A L    B E A  C O N    F U N D

S H A R E H O L D E R    I N F O R M A T I  O N

on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods.

The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition, particular attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional global multi-cap value funds. The Fund had total returns in the best performing quintile for the one-year period ended December 31, 2016, and had annualized total returns for the three- and five-year periods also in the best performing quintile. The trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2016 was in the middle performing quintile. The trustees were satisfied with such comparative performance.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s goals.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the renewal process, the trustees explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the second-least expensive quintile of its Lipper expense group and its total expenses were also in the second-least expensive quintile of such group. The Board was satisfied with such comparative fees and expenses.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2016, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board,

42	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    S  E R I E S    F U N D S

F R A N K L I N    M U T U A L    B  E A C O N    F U N D

S H A R E H O L D E R    I N F O R M A  T I O N

the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act, the Dodd-Frank Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the investment manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided to such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee and that the Board regularly evaluates whether additional breakpoints are appropriate. The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee and expense ratio of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

franklintempleton.com	Semiannual Report	43

This page intentionally left blank.

Semiannual Report and Shareholder Letter

Franklin Mutual Beacon Fund

Investment Manager

Franklin Mutual Advisers, LLC

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301 - (Class A, C,R & R6)

(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	476 S 08/17

Semiannual Report and Shareholder Letter June 30, 2017

Franklin Mutual Global Discovery Fund

A SERIES OF FRANKLIN MUTUAL SERIES FUNDS

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Franklin Mutual Global Discovery Fund Shareholder:

The first half of 2017 saw most equity markets continue their long move upwards. The Standard & Poor’s 500® Index (S&P 500®) posted a +9.34% total return and the MSCI World Index delivered a +11.02% total return.1

The political uncertainty and unpredictability of recent years has continued in 2017. In the U.S., President Trump has continued his unconventional governance approach, while Congress has remained relentlessly partisan, leading to significant uncertainty about policies and legislation. The financial markets expected “business friendly” moves, but specific legislative progress on issues such as health care, tax reform and infrastructure did not come to fruition. In the U.K., a surprise election was called in April when the Conservative Party held a huge polling lead, but at the June election the Tories lost their majority in Parliament. Recent elections in France went according to expectations, lending some much appreciated stability there.

Despite these generally unsettling events, the global economy continued its slow expansion since the Great Recession. Unemployment also continued to decline in most developed markets. Wage growth showed signs of acceleration and in the U.S. interest rates began to rise, perhaps signaling the first steps toward monetary normalization.

Equity markets appreciated as economic fundamentals improved. Valuation is, of course, a critical factor in our analysis and we always ask ourselves if current and potential investments represent an attractive balance of risk and reward. As some equity markets reached all-time highs, we maintained our focus on individual investments and the prospects for each business in the context of its valuation and the backdrop of potential political and economic risks.

In many equity markets, growth stocks outperformed value stocks during the period. For example, the S&P 500 Growth Index returned +13.33%, while the S&P 500 Value Index returned +4.85%.1 The difference in performance was driven in part by a significant rally in Internet and software stocks, which dominated the S&P 500 Growth Index. We do not know how long these trends will continue, but historically, periods of strong performance by growth stocks have eventually been followed by relatively weaker performance. In addition, the S&P 500 Value Index has components that we believe are facing disruption from new technology (e.g., the rapid market share shift to online retailing from traditional bricks and mortar dominated retailers that are often labeled as value stocks). Exacerbating the disruption is the reality that many new technology companies are able to innovate without the need to show immediate profits.

Amid dynamic markets and evolving economic conditions, we believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook will be well positioned for the years ahead.

On the following pages, the Fund’s portfolio management team discusses the economic environment during the first six months of 2017 and reviews investment decisions made during this

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

franklintempleton.com	Not part of the semiannual report	1

period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

Peter A. Langerman

Chairman, President and Chief Executive Officer

Franklin Mutual Advisers, LLC

This letter reflects our analysis and opinions as of June 30, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Contents

Semiannual Report

Franklin Mutual Global Discovery Fund	3

Performance Summary	10

Your Fund’s Expenses	12

Financial Highlights and Statement of Investments	13

Financial Statements	26

Notes to Financial Statements	30

Shareholder Information	42

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2	Not part of the semiannual report	franklintempleton.com

Semiannual Report

Franklin Mutual Global Discovery Fund

This semiannual report for Franklin Mutual Global Discovery Fund covers the period ended June 30, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation. Its strategy is focused mainly on what the investment manager believes are undervalued mid- and large-cap equity securities, with a significant portion of its assets in foreign securities and, to a lesser extent, in the securities of distressed companies and merger arbitrage securities. The Fund may invest a substantial portion, potentially up to 100% of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt.

Performance Overview

The Fund’s Class Z shares delivered a +6.72% cumulative total return for the six months ended June 30, 2017. For comparison, the Fund’s benchmark, the MSCI World Index, which tracks stock performance in global developed markets, posted a +11.02% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 10.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy generally expanded during the period under review. In this environment, global developed and emerging market stocks, as measured by the MSCI All Country World Index, generated a total return of +11.82%. Global markets were aided by improved industrial commodity prices at certain points during the period, generally upbeat economic data across regions, investor optimism about pro-growth and pro-business policies in the U.S., hopes of tax reforms under

Geographic Composition*

Based on Total Net Assets as of 6/30/17

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

the Trump administration, Emmanuel Macron’s election as France’s president and encouraging corporate earnings reports.

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 18.

franklintempleton.com	Semiannual Report	3

F R A N K L I N    M U T U A L    G L O  B A L    D I S C O VE R Y    F U N D

However, global markets reflected investor concerns about the timing and economic effects of the U.K.’s exit from the European Union (also known as “Brexit”). Other headwinds included the health of European banks, concerns about political uncertainty in the U.S. and European Union, geopolitical tensions in certain regions, worries about global oversupply in oil production despite a pact to extend cuts, and comments toward period-end from key central bankers around the world about potentially raising interest rates.

U.S. economic growth decelerated in 2017’s first quarter, largely due to slower growth in consumer spending and declines in private inventory investment and government spending. However, growth accelerated in the second quarter due to increases in consumer spending, business investment and federal government spending. The unemployment rate decreased from 4.7% in December 2016 to 4.4% at period-end.2 Annual inflation, as measured by the Consumer Price Index, decreased from 2.1% to 1.6% during the period. After increasing its benchmark interest rate in March, the U.S. Federal Reserve (Fed), at its June meeting, made the widely anticipated increase to its target range for the federal funds rate from 0.75%–1.00% to 1.00%–1.25%, amid signs of a growing U.S. economy, a strengthening labor market and an improvement in business spending.

In Europe, the U.K.’s economy grew at a slower rate in 2017’s first quarter over the previous quarter, largely due to slower growth in household spending. The eurozone’s growth increased in the first quarter over the previous quarter. The bloc’s annual inflation rate fluctuated during the reporting period and ended slightly higher from where it began. During the period, the European Central Bank kept its key policy rates unchanged.

In Asia, Japan’s quarterly gross domestic product (GDP) remained unchanged in 2017’s first quarter compared to 2016’s fourth quarter. In April 2017, the Bank of Japan (BOJ) slightly increased its GDP forecasts for the 2017–2018 fiscal year. However, the BOJ lowered its inflation forecast.

In emerging markets, Brazil’s quarterly GDP grew for the first time in two years, as its first-quarter 2017 GDP grew compared to the previous quarter. The country’s central bank cut its benchmark interest rate four times between January and June 2017 to spur economic growth. Russia’s GDP grew in 2017’s first quarter compared to the prior-year period. The Bank of Russia reduced its key interest rate in March, April and June

2017 to try to revive its economy. China’s economy grew faster in the first half of 2017 compared to the first half of 2016, driven by solid growth in industrial production, services, fixed-asset investment, retail sales, and imports and exports. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose during the period.

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but also reduces the risk of substantial declines, in our opinion. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when

2. Source: Bureau of Labor Statistics.

4	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    G  L O B A L    D I S C O VE R Y    F U N D

it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and avoid rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

Many equity markets posted meaningful gains in 2017’s first half, across most regions and with minimal volatility. Global markets were aided by generally upbeat economic data, improved corporate earnings in the U.S., Europe and Japan, as well as improved industrial commodity prices at certain points during the period. However, those largely positive headline conditions overshadowed a fair amount of turbulence and uncertainty.

In the U.S., markets began 2017 rallying as investors hoped that a Republican sweep of U.S. elections in November 2016 would lead to a general loosening in regulations and tax reform, including lower corporate tax rates. However, political gridlock took hold. The political drama in Washington, D.C., tempered the rally in U.S. markets overall. Many stocks that led the way in the post-election rally subsequently gave back some or all of their outperformance, particularly value stocks dominated by companies in cyclical sectors most likely to benefit from acceleration in economic growth. In an environment of modest economic growth and low interest rates, investors continued to favor growth stocks. During the period, the Russell 1000® Growth Index generated a total return of +13.99%, while the Russell 1000® Value Index posted a total return of +4.66%.1 Within the Russell 1000® Growth Index, stocks with the largest weights were technology firms that dominated the headlines: Apple,3 Alphabet (a.k.a. Google),3 Microsoft, Amazon.com3 and Facebook.3

European equity markets started 2017 slowly, but political events combined with upbeat economic news sparked strong performance during the period, with the notable exception of

Top 10 Sectors/Industries

Based on Equity Securities as of 6/30/17

% of Total Net Assets
Banks	11.8%
Insurance	10.1%
Pharmaceuticals	8.6%
Oil, Gas & Consumable Fuels	7.2%
Media	5.5%
Software	4.9%
Tobacco	4.0%
Health Care Equipment & Supplies	3.8%
Diversified Telecommunication Services	3.6%
Industrial Conglomerates	3.3%

the U.K. Elections in Europe produced generally positive outcomes, with voters in the Netherlands and France rejecting extremist candidates. Political stability in the European Union (EU) helped to support equity markets on the belief that it would help facilitate the ongoing economic recovery. In the U.K., however, a snap election resulting in no party having a majority in Parliament appeared to make a “hard Brexit,” in which the U.K. leaves the EU in March 2019 without a negotiated deal, even more likely than before.

As value investors, we managed to benefit from steady economic growth despite underlying market turbulence. In all market environments, we seek to invest prudently in securities that we believe represent good value, and then we adjust our views as the world around us changes.

The energy sector has been a significant area of investment for the Fund.4 Following an extended period of high prices, crude oil and natural gas prices have been significantly lower during the past few years. The benchmark oil price declined from more than $100 a barrel to below $30, and has more recently stayed between $40 and $60 during the first half of 2017. The impact on the sector, and the securities of companies in the sector, has been unsurprisingly quite dramatic. Although many uncertainties exist, we continue to expect demand for oil and gas to rise for a number of years, which we believe will require continued investment by the sector, not only to meet that growth but also to replace declining production in mature fields around the world. Accordingly, we expect some combination of higher prices or lower costs over time to provide the sufficient returns needed to justify the required investment.

3. Not a Fund holding.

4. The energy sector comprises energy equipment and services and oil, gas and consumable fuels in the SOI.

franklintempleton.com	Semiannual Report	5

F R A N K L I N    M U T U A L    G L O  B A L    D I S C O VE R Y    F U N D

After an initial period of distress, most companies within the energy sector appear to have made considerable progress in resizing their cost structures and strengthening their balance sheets. In aggregate, capital spending has been cut massively, and cash flow breakeven levels suggest an ability to fund a base level of investment activity given crude oil and gas prices as of period-end.

From an investment standpoint, in many cases we are finding securities with reasonable prospects at current commodity prices, and substantively greater upside potential should our longer term price-versus-cost outlook come to pass. We expect continued commodity price volatility, but would look to use that to our advantage when seeking to buy or sell energy sector securities.

Our energy sector investment process has focused on finding situations where commodity price upside is not necessary to generate attractive security returns. One such area is within the infrastructure space. Companies such as Kinder Morgan and Williams provide critical pipelines, processing facilities, ports, and other assets used to bring vital commodities to market. Investors shunned these companies due to a combination of counterparty risk related to exploration and production companies, their own balance sheet concerns and dividend levels. As our analysis about the criticality of their assets and the flexibility of their funding options has, in our view, been proven, the securities of infrastructure companies have recovered significantly from their lows. Moreover, if expectations of an oil and gas supply glut from greater North American production hold true, more infrastructure investment should be needed to move this product to export markets.

Royal Dutch Shell, a leading integrated oil and gas company, is another investment held by the Fund for which fears about the impact of low commodity prices were overblown, in our view. The company used the initial phase of the crude oil price downturn to acquire BG Group, a major exploration and production company with significant positions and strength in liquefied natural gas and a great oil asset in the pre-salt Santos Basin in Brazil. The assets were highly complementary to Shell’s existing positions, allowing the post-merger company to prune other areas of its portfolio and still show considerable growth. Management, under the leadership of relatively new chief executive officer Ben van Beurden, has been focused on reducing costs so that the company can still grow, while funding all required capital expenditures and its dividend, at an oil price below $50 per barrel. As Shell shows continued progress in its efforts and demonstrates the resilience of its portfolio and balance sheet, we expect the shares to continue to benefit.

Merger and acquisition activity has remained healthy, with the number of deals remaining high, although the average size of deals fell. Very large deals may have been affected negatively by ongoing political and regulatory uncertainty. Although many mega-deals were rumored, the largest deal actually announced during the period was Becton, Dickinson and Company’s3 takeover of C.R. Bard.3 Meanwhile, many large deals initiated in 2016 await regulatory approval, including Bayer’s3 acquisition of Monsanto, AT&T’s3 acquisition of Time Warner, and 21st Century Fox’s3 offer for Sky. Several key regulatory agencies remain short of members, including the Federal Communication Commission and the Federal Trade Commission, and these openings may be affecting regulatory approvals.

Credit spreads narrowed in 2016 and continued that trend in the first half of 2017 for higher quality credit, with the exception of a brief period of volatility in March and April. High yield credit spreads have remained at levels seen at the start of 2017. The spread compression provided the Fund with the opportunity to exit many of the opportunities that presented themselves in early 2016, including several “hung deals,” as prices improved, spreads shrank, and the risk-adjusted returns were no longer mispriced. As the year progressed and investors became more willing buyers of credit, mispriced risk became more difficult to find, in our opinion. However, we found what we viewed as value in some unloved industries like specialty pharmaceuticals, hospitals, media/broadcasting and telecommunications5 that faced increasing political or secular challenges. In sorting through these less-favored industries, we sought out securities that we believed could benefit most from liquidity-enhancing events like asset sales, the ability within existing agreements to issue secured debt, and free cash flow that could create a long enough runway to weather the storm and/or provide enough current recovery to create the enterprise at a significant discount to our assessment of its intrinsic value. In times when the credit markets fluctuate and value is difficult to easily identify, we believe our industry specific expertise, deep fundamental analysis with a focus on cash flow, and intensive credit and covenant review combine seamlessly and provide us with unique ways of looking at the same ideas others may disregard.

5. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

See www.franklintempletondatasources.com for additional data

6	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    G  L O B A L    D I S C O VE R Y    F U N D

Top 10 Equity Holdings
6/30/17

Company Sector/Industry, Country	% of Total Net Assets
Medtronic PLC	2.4%
Health Care Equipment & Supplies, U.S.
Novartis AG	2.4%
Pharmaceuticals, Switzerland
Time Warner Inc.	2.1%
Media, U.S.
Merck & Co. Inc.	2.0%
Pharmaceuticals, U.S.
Eli Lilly & Co.	2.0%
Pharmaceuticals, U.S.
Royal Dutch Shell PLC	1.8%
Oil, Gas & Consumable Fuels, U.K.
NN Group NV	1.8%
Insurance, Netherlands
Koninklijke Philips NV	1.8%
Industrial Conglomerates, Netherlands
XL Group Ltd.	1.6%
Insurance, Bermuda
Check Point Software Technologies Ltd.	1.6%
Software, Israel

Turning to Fund performance, top positive contributors included U.S.-based medical device maker Medtronic, South Korea-based Samsung Electronics and Israel-based information technology (IT) security company Check Point Software Technologies.

Investors responded positively to quarterly results issued by Medtronic in February and May. On both occasions, earnings exceeded consensus expectations, driven by solid revenues and successful cost control efforts, which led to better operating profitability. The positive results led to improved investor confidence in Medtronic’s ability to deliver on future growth goals, especially given concerns following tough quarterly results issued in November 2016. Medtronic’s agreement in April to sell its medical supplies business to Cardinal Health3 provided additional support to Medtronic’s stock price. Medtronic obtained the medical supplies business as part of its 2014 acquisition of Covidien. The medical supplies business, in our view, was not core to Medtronic’s operations and had less attractive profitability and future growth prospects. In addition, Medtronic intends to use the after-tax proceeds for additional share buybacks and to pay down debt.

Samsung Electronics is a low cost provider of commodity memory products (e.g., dynamic random-access memory and flash memory), which have seen very strong pricing recently. Samsung also produces smartphones, consumer electronics and other goods. In February, shares retreated as Samsung chief Jay Y. Lee was arrested for bribery as part of a wider government influence-peddling scandal that led to the impeachment of then president Park Geun-hye. However, the stock price rallied as investors turned their focus to Samsung’s better-than-expected earnings results announced in April. Samsung reported strong sales in its core businesses, including memory chips and OLED (organic light-emitting diode) displays. Despite adverse publicity surrounding its Note 7 smartphone in the fall of 2016, sales of its newest generation of smartphones have been running ahead of market expectations. Management also pleasantly surprised investors in April by announcing a plan to cancel existing treasury shares held by the company.

Check Point’s stock rallied on positive quarterly results in January after the company showed results that exceeded expectations across most metrics. Billings growth reached a five-year high, demand for software licenses and advanced technology subscriptions grew at a strong pace, and discounting had a smaller negative impact. Earnings and revenue guidance for 2017 were also better than expected. In April, further improvement in billings growth that significantly exceeded investor expectations and improved demand from international markets showed the ongoing fundamental strength of the company.

During the period under review, Fund investments that detracted from performance included U.S.-based drugstore chain Rite Aid, U.S.-based oil and gas exploration and production company Marathon Oil, and Canada-based Crescent Point Energy.

Shares of Rite Aid declined as a deal to be acquired by Walgreens Boots Alliance fell apart. The transaction was mired in antitrust review by the Federal Trade Commission (FTC) during much of the period as the FTC questioned whether Walgreens’ proposed divestitures were sufficient to maintain competition. In late June, Walgreens announced the immediate termination of the merger agreement. Instead, Rite Aid agreed to sell numerous stores and related distribution assets to Walgreens. The new agreement is also subject to antitrust review, but we believe FTC approval is likely.

Shares of Marathon Oil generally followed the path of declining oil prices. During the first half of 2017, oil prices retreated as U.S. crude oil production increased and data showed that worldwide supply had not yet begun to decline. The supply and price trends for crude oil prices overshadowed some moves by Marathon that we believe were positive. As part of its portfolio transformation effort, in March Marathon announced agreements to exit a Canadian oil sands asset, and

franklintempleton.com	Semiannual Report	7

F R A N K L I N    M U T U A L    G L O  B A L    D I S C O VE R Y    F U N D

two transactions to acquire acreage in the northern Delaware basin of New Mexico. Although we regard the price received for the oil sands asset to be merely adequate, we look favorably upon the continuing expansion of the company’s resource portfolio and increasing focus on predictable, higher return onshore assets. Additionally, the three transactions led to a further improvement in Marathon’s balance sheet. These favorable changes were nonetheless overshadowed by an oil market which remains both volatile and challenging.

Crescent Point Energy is an exploration and production company with significant exposure to oil production. The stock price generally followed the path of deteriorating crude oil prices during the period. A stronger Canadian dollar, which comprises a significant portion of the company’s cost base, further hurt the stock’s performance. We believe the stock is attractive as it trades at a significant discount to its peers, despite having decent assets, a good track record on operational execution and a healthy balance sheet. As Crescent Point Energy continues to focus on organic growth, we believe the stock’s discounted valuation should improve.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-U.S. dollar investments. The currency forwards had a negative impact on the Fund’s performance because of the depreciation of the U.S. dollar versus the hedged currencies, while currency futures had a negligible impact.

What is a currency forward?

A currency forward is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Thank you for your participation in Franklin Mutual Global Discovery Fund. We look forward to continuing to serve your investment needs.

Peter A. Langerman Co-Portfolio Manager

Philippe Brugere-Trelat Co-Portfolio Manager

Timothy Rankin, CFA Co-Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

8	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    G  L O B A L    D I S C O V E R Y    F U N D

Peter Langerman has been portfolio manager for Franklin Mutual Global Discovery Fund since 2009. He has been portfolio manager for Franklin Mutual Shares Fund since 2005. He joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual Advisers and member of the management team of the Funds, including Franklin Mutual Shares Fund. From 2002 to 2005, he served as director of New Jersey’s Division of Investment, overseeing employee pension funds. Between 1986 and 1996, Mr. Langerman was employed at Heine Securities Corporation, the Fund’s former manager.

Philippe Brugere-Trelat has been portfolio manager for Franklin Mutual Global Discovery Fund since 2009. He has been lead portfolio manager for Franklin Mutual European Fund since 2005 and co-portfolio manager for Franklin Mutual International Fund since 2009. He has been a member of the management team of the Franklin Mutual Series Funds since 2004, when he rejoined Franklin Templeton Investments. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, Mr. Brugere-Trelat was employed at Heine Securities Corporation, the Fund’s former manager.

Timothy Rankin rejoined the Franklin Mutual Series investment group in 2010 and currently serves as co-portfolio manager for Franklin Mutual Global Discovery Fund, and as a research analyst, responsible for the analysis of the global energy and chemical industries. Mr. Rankin had previously worked at Franklin Mutual Series from 1997 through 2004. Mr. Rankin has over 20 years of experience in the investment management industry, including over 10 years with Franklin Mutual Series as a research analyst and portfolio manager. Most recently, he was managing director of Blue Harbour Group, LLC, a private investment firm focused on small- and mid-cap North American companies. Prior to his original employment with Franklin Mutual Series, Mr. Rankin was an equity analyst at Glickenhaus & Co.

franklintempleton.com	Semiannual Report	9

F R A N K L I N    M U T U A L    G L O  B A L    D I S C O V E R Y    F U N D

Performance Summary as of June 30, 2017

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

Z

6-Month	+6.72%	+6.72%
1-Year	+20.03%	+20.03%
5-Year	+66.85%	+10.78%
10-Year	+66.62%	+5.24%

A

6-Month	+6.58%	+0.43%
1-Year	+19.75%	+12.88%
5-Year	+64.53%	+9.17%
10-Year	+61.90%	+4.32%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

10	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    G  L O B A L    D I S C O V E R Y    F U N D

P E R F O R M A N C E    S U M M A R Y

Total Annual Operating Expenses3

Share Class
Z	0.99%
A	1.24%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

franklintempleton.com	Semiannual Report	11

F R A N K L I N    M U T U A L    G L O  B A L    D I S C O V E R Y    F U N D

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period 1/1/17–6/30/17[1,2]	Ending Account Value 6/30/17	Expenses Paid During Period 1/1/17–6/30/17[1,2]	Net Annualized Expense Ratio[2]
Z	$1,000	$1,067.20	$4.92	$1,020.03	$4.81	0.96%
A	$1,000	$1,065.80	$6.20	$1,018.79	$6.06	1.21%
C	$1,000	$1,061.90	$10.02	$1,015.08	$9.79	1.96%
R	$1,000	$1,064.30	$7.47	$1,017.55	$7.30	1.46%
R6	$1,000	$1,067.80	$4.26	$1,020.68	$4.16	0.83%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

12	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    G  L O B A L    D I S C O V E R Y    F U N D

Financial Highlights

	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31,

			2016		2015	2014	2013	2012
Class Z

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$31.12		$29.35		$33.32	$33.73	$28.65	$27.47
Income from investment operations[a]:
Net investment income[b]	0.38		0.67[c]		0.53	0.82[d]	0.55	0.56
Net realized and unrealized gains (losses)	1.71		3.08		(1.71)	0.97	6.74	3.21
Total from investment operations	2.09		3.75		(1.18)	1.79	7.29	3.77
Less distributions from:
Net investment income	—		(0.69)		(0.55)	(0.82)	(0.57)	(0.57)
Net realized gains	—		(1.29)		(2.24)	(1.38)	(1.64)	(2.02)
Total distributions	—		(1.98)		(2.79)	(2.20)	(2.21)	(2.59)
Net asset value, end of period	$33.21		$31.12		$29.35	$33.32	$33.73	$28.65

Total return[e]	6.72%		12.86%		(3.36)%	5.33%	25.64%	13.64%

Ratios to average net assets[f]
Expenses[g]	0.96%	[h]	0.99%[h]	,i	0.99% [h,i]	0.99% [h]	0.98%[h]	1.02%
Expenses incurred in connection with securities sold short	—%		0.01%		0.02%	0.03%	—% [j]	—% [j]
Net investment income	2.36%		2.27%	[c]	1.56%	2.38% [d]	1.68%	1.89%

Supplemental data
Net assets, end of period (000’s)	$8,888,172		$8,354,865		$9,132,752	$10,375,518	$9,529,245	$7,417,041
Portfolio turnover rate	10.04%		17.01%		21.79%	23.66%	23.57%	24.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.94%.

dNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.40%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

jRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements.	Semiannual Report	13

F R A N K L I N    M U T U A L    G L O  B A L    D I S C O V E R Y    F U N D

F I N A N C I A L    H I G H L I G H T S

	Six Months Ended		Year Ended December 31,
	June 30, 2017
	(unaudited)		2016	2015	2014		2013	2012
Class A

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$30.57		$28.86	$32.81	$33.24		$28.27	$27.14

Income from investment operations[a]:
Net investment income[b]	0.33		0.59 [c]	0.42	0.71	[d]	0.44	0.46
Net realized and unrealized gains (losses)	1.68		3.01	(1.67)	0.96		6.65	3.17
Total from investment operations	2.01		3.60	(1.25)	1.67		7.09	3.63
Less distributions from:
Net investment income	—		(0.60)	(0.46)	(0.72)		(0.48)	(0.48)
Net realized gains	—		(1.29)	(2.24)	(1.38)		(1.64)	(2.02)
Total distributions	—		(1.89)	(2.70)	(2.10)		(2.12)	(2.50)
Net asset value, end of period	$32.58		$30.57	$28.86	$32.81		$33.24	$28.27

Total return[e]	6.58%		12.56%	(3.63)%	5.01%		25.26%	13.34%

Ratios to average net assets[f]
Expenses[g]	1.21%	[h]	1.24% [h,i]	1.27% [h,i]	1.29%	[h]	1.28% [h]	1.32%
Expenses incurred in connection with securities sold short	—%		0.01%	0.02%	0.03%		—% [j]	—% [j]
Net investment income	2.11%		2.02%[c]	1.28%	2.08%	[d]	1.38%	1.59%

Supplemental data
Net assets, end of period (000’s)	$10,058,729		$10,498,722	$11,274,721	$11,573,196		$10,785,375	$7,977,279
Portfolio turnover rate	10.04%		17.01%	21.79%	23.66%		23.57%	24.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.69%.

dNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.10%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

jRounds to less than 0.01%.

14	Semiannual Report | The accompanying notes are an integral part of these financial statements	franklintempleton.com

F R A N K L I N    M U T U A L    G  L O B A L    D I S C O V E R Y    F U N D

F I N A N C I A L    H I G H L I G H T S

	Six Months Ended		Year Ended December 31,
	June 30, 2017
	(unaudited)		2016	2015	2014		2013	2012
Class C

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$30.22		$28.55	$32.49	$32.94		$28.05	$26.95
Income from investment operations[a]:
Net investment income[b]	0.21		0.36 [c]	0.18	0.47	[d]	0.22	0.25
Net realized and unrealized gains (losses)	1.66		2.97	(1.64)	0.95		6.58	3.14
Total from investment operations	1.87		3.33	(1.46)	1.42		6.80	3.39
Less distributions from:
Net investment income	—		(0.37)	(0.24)	(0.49)		(0.27)	(0.27)
Net realized gains	—		(1.29)	(2.24)	(1.38)		(1.64)	(2.02)
Total distributions	—		(1.66)	(2.48)	(1.87)		(1.91)	(2.29)
Net asset value, end of period	$32.09		$30.22	$28.55	$32.49		$32.94	$28.05

Total return[e]	6.19%		11.70%	(4.33)%	4.28%		24.39%	12.53%

Ratios to average net assets[f]
Expenses[g]	1.96%	[h]	1.99% [h,i]	1.99% [h,i]	1.99%	[h]	1.98% [h]	2.02%
Expenses incurred in connection with securities sold short	—%		0.01%	0.02%	0.03%		—%[j]	—% [j]
Net investment income	1.36%		1.27%[c]	0.56%	1.38%	[d]	0.68%	0.89%

Supplemental data
Net assets, end of period (000’s)	$2,616,632		$2,758,563	$2,983,216	$3,077,691		$2,894,908	$2,222,484
Portfolio turnover rate	10.04%		17.01%	21.79%	23.66%		23.57%	24.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.94%.

dNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.40%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

jRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	15

F R A N K L I N    M U T U A L    G L O  B A L    D I S C O V E R Y    F U N D

F I N A N C I A L    H I G H L I G H T S

	Six Months Ended		Year Ended December 31,
	June 30, 2017
	(unaudited)		2016	2015	2014		2013	2012
Class R

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$30.17		$28.51	$32.43	$32.88		$27.98	$26.89
Income from investment operations[a]:
Net investment income[b]	0.29		0.50 [c]	0.35	0.65	[d]	0.37	0.39
Net realized and unrealized gains (losses)	1.65		2.98	(1.64)	0.93		6.58	3.14
Total from investment operations	1.94		3.48	(1.29)	1.58		6.95	3.53
Less distributions from:
Net investment income	—		(0.53)	(0.39)	(0.65)		(0.41)	(0.42)
Net realized gains	—		(1.29)	(2.24)	(1.38)		(1.64)	(2.02)
Total distributions	—		(1.82)	(2.63)	(2.03)		(2.05)	(2.44)
Net asset value, end of period	$32.11		$30.17	$28.51	$32.43		$32.88	$27.98

Total return[e]	6.43%		12.28%	(3.82)%	4.77%		25.02%	13.09%

Ratios to average net assets[f]
Expenses[g]	1.46%	[h]	1.49% [h,i]	1.49% [h,i]	1.49%	[h]	1.48% [h]	1.52%
Expenses incurred in connection with securities sold short	—%		0.01%	0.02%	0.03%		—% [j]	—% [j]
Net investment income	1.86%		1.77%[c]	1.06%	1.88%	[d]	1.18%	1.39%

Supplemental data
Net assets, end of period (000’s)	$425,169		$444,813	$468,425	$528,439		$539,613	$458,142
Portfolio turnover rate	10.04%		17.01%	21.79%	23.66%		23.57%	24.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.44%.

dNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.90%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

jRounds to less than 0.01%.

16	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L I N    M U T U A L    G  L O B A L    D I S C O V E R Y    F U N D

    F I N A N C I A L    H I G H L I  G H T S

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31,

		2016	2015	2014	2013[a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$31.13	$29.35	$33.33	$33.73	$31.42
Income from investment operations[b]:
Net investment income[c]	0.41	0.61 [d]	0.55	0.85 [e]	0.40
Net realized and unrealized gains (losses)	1.70	3.19	(1.69)	1.00	4.17
Total from investment operations.	2.11	3.80	(1.14)	1.85	4.57
Less distributions from:
Net investment income	—	(0.73)	(0.60)	(0.87)	(0.62)
Net realized gains	—	(1.29)	(2.24)	(1.38)	(1.64)
Total distributions	—	(2.02)	(2.84)	(2.25)	(2.26)
Net asset value, end of period.	$33.24	$31.13	$29.35	$33.33	$33.73

Total return[f]	6.78%	13.02%	(3.23)%	5.46%	14.71%

Ratios to average net assets[g]
Expenses[h,i]	0.83%	0.85% [j]	0.84% [j]	0.85%	0.84%
Expenses incurred in connection with securities sold short	—%	0.01%	0.02%	0.03%	—% [k]
Net investment income.	2.49%	2.41%[d]	1.71%	2.52%[e]	1.83%

Supplemental data
Net assets, end of period (000’s)	$608,483	$528,617	$229,765	$137,922	$10,535
Portfolio turnover rate	10.04%	17.01%	21.79%	23.66%	23.57%

aFor the period May 1, 2013 (effective date) to December 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.08%.

eNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.54%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

iBenefit of expense reduction rounds to less than 0.01%.

jBenefit of waiver and payments by affiliates rounds to less than 0.01%.

kRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	17

F R A N K L I N   M U T U A L   G L O B A L   D I S C O V E R Y   F U N D

Statement of Investments, June 30, 2017 (unaudited)

		Country	Shares/ Units	Value
	Common Stocks and Other Equity Interests 89.5%
	Aerospace & Defense 0.5%
[a]	KLX Inc.	United States	1,011,221	$50,561,050
	Rockwell Collins Inc.	United States	627,159	65,901,868

				116,462,918

	Auto Components 0.1%
[a,b]	International Automotive Components Group Brazil LLC	Brazil	3,819,425	93,419
[a,b,c,d]	International Automotive Components Group North America LLC	United States	35,491,081	21,845,328

				21,938,747

	Automobiles 1.2%
	General Motors Co.	United States	5,350,852	186,905,260
	Hyundai Motor Co.	South Korea	554,726	77,278,783

				264,184,043

	Banks 11.8%
	Barclays PLC	United Kingdom	36,257,633	95,753,519
	BNP Paribas SA	France	3,690,983	265,862,555
	Capital Bank Financial Corp., A	United States	866,477	33,012,774
[e]	Capital Bank Financial Corp., B, 144A, non-voting	United States	2,980,444	113,554,916
	CIT Group Inc.	United States	3,769,060	183,553,222
	Citigroup Inc.	United States	5,490,140	367,180,563
	Citizens Financial Group Inc.	United States	9,225,010	329,148,357
	HSBC Holdings PLC	United Kingdom	16,067,494	148,949,669
	JPMorgan Chase & Co.	United States	2,948,319	269,476,356
	PNC Financial Services Group Inc.	United States	1,339,857	167,307,943
	Societe Generale SA	France	3,827,410	205,958,279
[a]	Standard Chartered PLC	United Kingdom	12,656,750	128,129,586
[a]	Unicaja Banco SA	Spain	37,610,350	50,263,694
	Wells Fargo & Co.	United States	5,713,404	316,579,716

				2,674,731,149

	Beverages 0.7%
	PepsiCo Inc.	United States	1,395,272	161,139,963

	Capital Markets 0.4%
[a]	Guotai Junan Securities Co. Ltd.	China	41,520,689	86,787,825

	Chemicals 1.1%
[a,f,g]	Dow Corning Corp., Contingent Distribution	United States	11,430,153	—
	Monsanto Co.	United States	2,149,530	254,418,371

				254,418,371

	Communications Equipment 2.5%
	Cisco Systems Inc.	United States	7,416,030	232,121,739
	Nokia OYJ, A	Finland	28,555,604	174,667,454
	Nokia OYJ, ADR	Finland	25,474,246	156,921,355

				563,710,548

	Construction Materials 0.9%
	LafargeHolcim Ltd., B	Switzerland	3,691,245	211,368,293

	Consumer Finance 1.2%
	Ally Financial Inc.	United States	4,641,368	97,004,591
	Capital One Financial Corp.	United States	2,190,465	180,976,218

				277,980,809

	Containers & Packaging 0.7%
	International Paper Co.	United States	2,848,948	161,278,946

18	Semiannual Report	franklintempleton.com

F R A N K LI N    M U T U A L    G L  O B A L    D I S C O V E R Y     F U N D

S T A T E M E N T    O F    I N V E  S T M E N T S    ( U N A U D I T E D )

		Country	Shares/ Units	Value
	Common Stocks and Other Equity Interests (continued)
	Diversified Financial Services 0.6%
[a,b]	Hightower Holding LLC, B, Series II	United States	2,491,917	$7,765,313
	Voya Financial Inc.	United States	3,426,353	126,398,162

				134,163,475

	Diversified Telecommunication Services 3.6%
	China Telecom Corp. Ltd., H	China	448,060,220	212,904,282
	Deutsche Telekom AG	Germany	8,629,475	154,952,319
	Koninklijke KPN NV	Netherlands	95,635,204	305,979,309
[a]	Telecom Italia SpA	Italy	152,130,941	140,407,425

				814,243,335

	Electric Utilities 1.4%
	Enel SpA	Italy	57,664,238	309,179,581

	Energy Equipment & Services 1.3%
	Baker Hughes Inc.	United States	5,382,143	293,380,615

	Food & Staples Retailing 2.7%
	CVS Health Corp.	United States	3,061,866	246,357,738
	Metro AG	Germany	3,249,970	109,716,382
[a]	Rite Aid Corp.	United States	13,959,587	41,180,782
	Walgreens Boots Alliance Inc.	United States	2,833,972	221,928,347

				619,183,249

	Health Care Equipment & Supplies 3.8%
	Medtronic PLC	United States	6,209,984	551,136,080
	Stryker Corp.	United States	2,207,102	306,301,616

				857,437,696

	Hotels, Restaurants & Leisure 2.0%
	Accor SA	France	7,758,692	363,755,806
	Sands China Ltd.	Hong Kong	21,300,300	97,529,471

				461,285,277

	Independent Power & Renewable Electricity Producers 0.3%
	Vistra Energy Corp.	United States	4,396,158	73,811,493

	Industrial Conglomerates 3.3%
	General Electric Co.	United States	12,389,000	334,626,890
	Jardine Strategic Holdings Ltd.	Hong Kong	342,898	14,295,418
	Koninklijke Philips NV	Netherlands	11,117,357	394,869,214

				743,791,522

	Insurance 10.1%
[a]	Alleghany Corp.	United States	76,761	45,657,443
	American International Group Inc.	United States	5,102,618	319,013,522
	China Pacific Insurance Group Co. Ltd., H	China	44,491,587	181,778,570
	Chubb Ltd.	United States	1,651,098	240,036,627
	The Hartford Financial Services Group Inc.	United States	2,283,987	120,069,197
	MetLife Inc.	United States	3,841,066	211,028,166
	NN Group NV	Netherlands	11,287,329	401,228,648
	RSA Insurance Group PLC	United Kingdom	17,857,312	143,165,566
	T&D Holdings Inc.	Japan	6,611,212	100,474,436
	White Mountains Insurance Group Ltd.	United States	163,310	141,855,965
	XL Group Ltd.	Bermuda	8,454,755	370,318,269

				2,274,626,409

franklintempleton.com	Semiannual Report	19

F R A N K LI N    M U T U A L    G L O B  A L    D I S C O V E R Y    F U N D

S T A T E M E N T    O F    I N V E S T  M E N T S    ( U N A U D I T E D )

		Country	Shares/ Units	Value
	Common Stocks and Other Equity Interests (continued)
	IT Services 1.6%
	Cognizant Technology Solutions Corp., A	United States	4,311,090	$286,256,376
	DXC Technology Co.	United States	862,421	66,164,939

				352,421,315

	Machinery 1.7%
	Caterpillar Inc.	United States	2,079,060	223,415,788
	CNH Industrial NV	United Kingdom	5,804,196	65,734,891
	CNH Industrial NV, special voting	United Kingdom	7,338,645	83,113,153

				372,263,832

	Media 5.5%
[a]	Charter Communications Inc., A	United States	840,665	283,178,005
[a]	DISH Network Corp., A	United States	4,143,726	260,060,244
	Sky PLC	United Kingdom	17,665,468	228,720,958
	Time Warner Inc.	United States	4,708,466	472,777,071

				1,244,736,278

	Metals & Mining 1.2%
[a]	Freeport-McMoRan Inc.	United States	6,099,862	73,259,343
	thyssenkrupp AG	Germany	6,240,872	177,324,820
[b,d]	Warrior Met Coal Inc.	United States	1,788,865	29,264,067

				279,848,230

	Multi-Utilities 0.4%
	innogy SE	Germany	2,114,859	83,257,020

	Oil, Gas & Consumable Fuels 7.2%
	Apache Corp.	United States	2,353,670	112,811,403
	BP PLC	United Kingdom	30,087,550	173,535,714
	China Shenhua Energy Co. Ltd., H.	China	24,504,444	54,546,731
[a]	CONSOL Energy Inc.	United States	6,429,499	96,056,715
	Crescent Point Energy Corp.	Canada	16,701,800	127,826,143
	JXTG Holdings Inc.	Japan	12,891,743	56,238,417
	Kinder Morgan Inc.	United States	13,160,358	252,152,459
	Marathon Oil Corp.	United States	12,762,064	151,230,458
	Royal Dutch Shell PLC, A (EUR Traded)	United Kingdom	9,226,904	244,883,679
	Royal Dutch Shell PLC, A (GBP Traded)	United Kingdom	6,164,658	163,405,937
	The Williams Cos. Inc.	United States	6,364,035	192,702,980

				1,625,390,636

	Pharmaceuticals 8.6%
	Eli Lilly & Co.	United States	5,532,056	455,288,209
	GlaxoSmithKline PLC	United Kingdom	10,945,979	233,184,452
	Merck & Co. Inc.	United States	7,211,928	462,212,465
	Novartis AG, ADR	Switzerland	6,372,962	531,951,138
	Teva Pharmaceutical Industries Ltd., ADR	Israel	7,501,303	249,193,286

				1,931,829,550

	Software 4.9%
[a]	Check Point Software Technologies Ltd.	Israel	3,379,372	368,621,898
[a]	Dell Technologies Inc., V.	United States	1,105,751	67,572,443
	Microsoft Corp.	United States	4,958,875	341,815,254
	Symantec Corp.	United States	11,812,459	333,701,967

				1,111,711,562

	Specialty Retail 0.7%
	Kingfisher PLC	United Kingdom	42,834,793	167,773,950

20	Semiannual Report	franklintempleton.com

F R A N K LI N    M U T U A L    G L  O B A L    D I S C O V E R Y    F U N D

S T A T E M E N T    O F    I N V E  S T M E N T S    ( U N A U D I T E D )

	Country	Shares/ Units	Value
Common Stocks and Other Equity Interests (continued)
Technology Hardware, Storage & Peripherals 2.4%
Hewlett Packard Enterprise Co.	United States	10,039,360	$166,552,982
Lenovo Group Ltd.	China	41,391,101	26,135,331
Samsung Electronics Co. Ltd.	South Korea	162,773	337,934,565

			530,622,878

Tobacco 4.0%
Altria Group Inc.	United States	2,606,727	194,122,960
British American Tobacco PLC	United Kingdom	5,233,602	356,803,283
Imperial Brands PLC	United Kingdom	1,937,431	87,026,377
Reynolds American Inc.	United States	4,142,405	269,422,021

			907,374,641

Wireless Telecommunication Services 1.1%
Vodafone Group PLC	United Kingdom	89,319,132	253,336,104

Total Common Stocks and Other Equity Interests (Cost $15,965,690,390)			20,235,670,260

Preferred Stocks (Cost $391,187,079) 1.3%
Automobiles 1.3%
[h]Volkswagen AG, 1.545%, pfd	Germany	1,896,164	288,821,872

		Principal Amount
Corporate Bonds, Notes and Senior Floating Rate Interests 2.4%
[i,j] Avaya Inc., DIP Facility, 8.617% - 8.716%, 1/23/18	United States	$29,993,000	30,977,160
[i,j] Belk Inc., Closing Date Term Loan, 5.905%, 12/12/22	United States	33,748,091	28,905,240
CHS/Community Health Systems Inc., senior note, 6.875%, 2/01/22	United States	40,326,000	35,386,065
[i,j] Cumulus Media Holdings Inc., Term Loans, 4.48%, 12/23/20	United States	84,755,114	68,545,699
Frontier Communications Corp., senior note, 10.50%, 9/15/22	United States	14,600,000	13,961,250
senior note, 11.00%, 9/15/25	United States	133,179,000	123,357,049
iHeartCommunications Inc., senior secured note, first lien, 9.00%, 12/15/19	United States	95,618,000	75,418,697
[i,j] Tranche D Term Loan, 7.976%, 1/30/19	United States	117,978,997	96,742,778
[i,j] Tranche E Term Loan, 8.726%, 7/30/19	United States	37,921,652	31,095,755
[e] Valeant Pharmaceuticals International, senior bond, 144A, 6.75%, 8/15/21	United States	12,886,000	12,306,130
senior bond, 144A, 7.25%, 7/15/22	United States	8,530,000	8,050,187
[e] Valeant Pharmaceuticals International Inc., senior note, 144A, 7.50%, 7/15/21	United States	6,740,000	6,554,650
[e] Veritas U.S. Inc./Veritas Bermuda Ltd., senior note, 144A, 7.50%, 2/01/23	United States	11,929,000	12,853,497

Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $572,861,878)			544,154,157

Corporate Notes and Senior Floating Rate Interests in Reorganization 1.3%
[k] Avaya Inc., [e] senior note, 144A, 10.50%, 3/01/21	United States	98,429,000	10,088,973
[e] senior secured note, 144A, 7.00%, 4/01/19.	United States	28,496,000	23,010,520
,j Term B-3 Loan, 7.63%, 10/26/17	United States	66,384,103	53,051,985
[i,j,l] Term B-6 Loan, 4.13%, 3/30/18	United States	15,805,476	12,618,033

franklintempleton.com	Semiannual Report	21

F R A N K LI N    M U T U A L    G L O B  A L    D I S C O V E R Y    F U N D

S T A T E M E N T    O F    I N V E S T  M E N T S    ( U N A U D I T E D )

	Country	Principal Amount	Value
Corporate Notes and Senior Floating Rate Interests in
Reorganization (continued)
[k] Avaya Inc., (continued)	United States	$83,409,022	$67,283,305
[i,j] Term B-7 Loan, 4.13%, 5/29/20
[b,k] Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	8,893	—
[i,j,k] Caesars Entertainment Operating Co. Inc.,
Term B-5-B Loans, 1.50%, 3/01/17	United States	12,561,996	14,619,023
Term B-6-B Loans, 1.50%, 3/01/17	United States	59,886,762	71,340,105
Term B-7 Loans, 1.50%, 3/01/17	United States	43,747,511	54,520,336

Total Corporate Notes and Senior Floating Rate Interests in
Reorganization (Cost $364,141,482)			306,532,280

		Shares
Companies in Liquidation 0.1%
[a] Adelphia Recovery Trust	United States	45,477,593	29,561
[a,f] Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent
Distribution	United States	5,538,790	554
[a,f,g] Century Communications Corp., Contingent Distribution	United States	15,282,000	—
[a,b] FIM Coinvestor Holdings I, LLC	United States	30,279,560	—
[a,m] Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	587,363,521	13,039,470
[a,f,g] NewPage Corp., Litigation Trust, Contingent Distribution	United States	145,817,000	—
[a,f,g] Tribune Media, Litigation Trust, Contingent Distribution	United States	1,287,601	—
[a,g] Vistra Energy Corp., Litigation Trust	United States	260,457,613	3,021,308
[a] Vistra Energy Corp., Litigation Trust, TRA	United States	4,396,159	4,725,870

Total Companies in Liquidation (Cost $62,539,602)			20,816,763

		Principal Amount
Municipal Bonds in Reorganization (Cost $85,612,566) 0.3%
[k] Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35	United States	$98,292,000	59,958,120

Total Investments before Short Term Investments
(Cost $17,442,032,997)			21,455,953,452

Short Term Investments 5.0%
U.S. Government and Agency Securities 5.0%
[n] FHLB, 7/03/17 - 7/05/17	United States	256,200,000	256,197,168
[n] U.S. Treasury Bill, [o] 8/17/17 - 11/09/17	United States	326,900,000	326,199,175
7/27/17 - 12/21/17	United States	540,000,000	538,129,380

Total U.S. Government and Agency Securities
(Cost $1,120,524,592)			1,120,525,723

Total Investments (Cost $18,562,557,589) 99.9%			22,576,479,175
Other Assets, less Liabilities 0.1%			20,705,992

Net Assets 100.0%			$22,597,185,167

22	Semiannual Report	franklintempleton.com

F R A N K LI N    M U T U A L    G L  O B A L    D I S C O V E R Y    F U N D

S T A T E M E N T    O F    I N V E  S T M E N T S    ( U N A U D I T E D )

aNon-income producing.

bSee Note 10 regarding restricted securities.

cSee Note 12 regarding holdings of 5% voting securities.

dAt June 30, 2017, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at period end.

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2017, the aggregate value of these securities was $186,418,873, representing 0.8% of net assets.

fContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

gSecurity has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2017, the aggregate value of these securities was $3,021,308, representing less than 0.1% of net assets.

hVariable rate security. The rate shown represents the yield at period end.

iThe coupon rate shown represents the rate at period end.

jSee Note 1(g) regarding senior floating rate interests.

kSee Note 8 regarding credit risk and defaulted securities.

lA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).

mBankruptcy claims represent the right to receive distribution, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.

nThe security was issued on a discount basis with no stated coupon rate.

oA portion or all of the security has been segregated as collateral for open forward contracts. At June 30, 2017, the aggregate value of these securities and/or cash pledged amounted to $188,420,023, representing 0.8% of net assets.

franklintempleton.com	Semiannual Report	23

F R A N K LI N    M U T U A L    G L O B  A L    D I S C O V E R Y    F U N D

S T A T E M E N T    O F    I N V E S T  M E N T S    ( U N A U D I T E D )

At June 30, 2017, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts

Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Currency Contracts
EUR/USD	Short	9,058	$1,298,351,075	9/18/17	$ —	$(22,795,749)
GBP/USD	Short	9,564	779,764,875	9/18/17	—	(16,026,487)

Total Futures Contracts					$ —	$(38,822,236)

Net unrealized appreciation (depreciation)						$(38,822,236)

At June 30, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Euro	BOFA	Buy	14,095,556	$15,902,307	7/12/17	$209,183 $	—
Euro	BOFA	Sell	10,268,880	10,985,175	7/12/17	—	(752,352)
Euro	BONY	Sell	1,178,167	1,267,378	7/12/17	—	(79,290)
Euro	FBCO	Sell	177,653,381	191,220,769	7/12/17	—	(11,840,456)
Euro	HSBK	Buy	10,232,696	11,525,177	7/12/17	170,992	—
Euro	HSBK	Sell	16,802,778	18,011,793	7/12/17	—	(1,194,105)
Euro	SSBT	Buy	14,332,215	16,018,029	7/12/17	363,967	—
Euro	SSBT	Sell	181,007,842	194,761,111	7/12/17	—	(12,134,328)
Euro	UBSW	Buy	7,559,803	8,442,183	7/12/17	198,817	—
Euro	UBSW	Sell	2,341,737	2,516,955	7/12/17	—	(159,695)
British Pound	BOFA	Buy	35,622,207	45,483,206	7/13/17	937,391	—
British Pound	BONY	Sell	36,169,442	45,483,182	7/13/17	—	(1,650,537)
British Pound	FBCO	Sell	3,983,543	4,871,889	7/13/17	—	(319,211)
British Pound	HSBK	Buy	3,963,592	5,048,110	7/13/17	116,991	—
British Pound	HSBK	Sell	151,732,753	184,600,343	7/13/17	—	(13,128,138)
British Pound	SSBT	Buy	6,122,817	7,856,228	7/13/17	122,639	—
British Pound	SSBT	Sell	158,364,305	192,607,223	7/13/17	—	(13,763,075)
British Pound	UBSW	Buy	14,284,787	18,312,634	7/13/17	302,393	—
British Pound	UBSW	Sell	3,180,462	3,926,907	7/13/17	—	(217,669)
Euro	BOFA	Sell	15,180,122	16,454,086	7/26/17	—	(910,728)
Euro	FBCO	Sell	7,050,589	7,636,035	7/26/17	—	(429,261)
Euro	HSBK	Sell	143,569,998	153,232,552	7/26/17	—	(10,999,742)
Euro	SSBT	Sell	8,411,729	9,067,190	7/26/17	—	(555,138)
Euro	UBSW	Sell	129,699,781	138,245,611	7/26/17	—	(10,120,295)
South Korean Won	BOFA	Sell	24,431,871,607	21,412,683	8/11/17	68,839	—
South Korean Won	HSBK	Buy	93,711,440,300	83,281,396	8/11/17	—	(1,414,466)
South Korean Won	HSBK	Sell	160,117,057,827	140,795,664	8/11/17	916,347	—
South Korean Won	UBSW	Buy	22,131,268,720	19,621,268	8/11/17	—	(287,245)
South Korean Won	UBSW	Sell	12,412,224,980	10,807,914	8/11/17	—	(35,487)
South Korean Won	UBSW	Sell	201,018,492,219	177,381,887	8/11/17	1,770,806	—
British Pound	BOFA	Sell	6,710,898	8,427,972	8/14/17	—	(326,038)
British Pound	HSBK	Sell	140,920,855	177,338,390	8/14/17	—	(6,485,368)
British Pound	SSBT	Sell	31,379,552	39,383,907	8/14/17	—	(1,549,050)
British Pound	UBSW	Sell	139,755,630	175,873,376	8/14/17	—	(6,430,407)
Euro	BOFA	Sell	31,559,325	33,999,581	8/18/17	—	(2,144,037)

24	Semiannual Report	franklintempleton.com

F R A N K LI N    M U T U A L    G L  O B A L    D I S C O V E R Y    F U N D

S T A T E M E N T    O F    I N V E  S T M E N T S    ( U N A U D I T E D )

Forward Exchange Contracts (continued)

Currency	Counterpartya	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Euro	BONY	Sell	11,764,352	$12,706,737	8/18/17	$—	$(766,499)
Euro	HSBK	Sell	51,439,934	55,412,124	8/18/17	—	(3,499,954)
Euro	SSBT	Sell	144,150,810	154,686,232	8/18/17	—	(10,403,863)
Euro	UBSW	Sell	37,927,461	40,862,130	8/18/17	—	(2,574,656)
Japanese Yen	UBSW	Sell	10,902,738,452	98,273,587	8/28/17	1,099,451	—
Euro	BOFA	Sell	224,021,075	240,964,642	10/10/17	—	(16,344,815)
Euro	HSBK	Sell	170,659,747	183,963,167	10/10/17	—	(12,055,744)
Euro	UBSW	Sell	10,690,825	11,812,560	10/10/17	—	(466,867)
Euro	BOFA	Sell	2,189,586	2,401,715	10/18/17	—	(114,385)
Euro	BONY	Sell	27,326,645	30,057,256	10/18/17	—	(1,344,386)
Euro	HSBK	Sell	186,365,470	199,835,520	10/18/17	—	(14,321,083)
Euro	SSBT	Sell	8,830,480	9,724,133	10/18/17	—	(423,163)
Euro	UBSW	Sell	189,474,172	203,273,837	10/18/17	—	(14,455,044)
British Pound	BOFA	Sell	44,038,441	57,087,323	10/24/17	—	(482,709)
British Pound	BONY	Sell	3,309,931	4,294,404	10/24/17	—	(32,562)
British Pound	HSBK	Sell	2,966,215	3,878,741	10/24/17	1,104	—
British Pound	HSBK	Sell	32,845,848	42,646,328	10/24/17	—	(291,992)
British Pound	SSBT	Sell	35,110,466	45,925,259	10/24/17	26,479	—
British Pound	SSBT	Sell	99,231,229	128,149,009	10/24/17	—	(1,572,775)
British Pound	UBSW	Sell	15,191,639	19,724,257	10/24/17	—	(135,284)
Euro	BOFA	Sell	164,341,694	181,052,779	11/06/17	—	(8,001,765)
Euro	HSBK	Sell	2,137,888	2,356,466	11/06/17	—	(102,907)
Euro	SSBT	Sell	28,172,482	31,469,508	11/06/17	—	(939,406)
Euro	UBSW	Sell	166,479,584	183,410,559	11/06/17	—	(8,103,359)
South Korean Won	HSBK	Sell	78,881,828,374	69,858,124	11/10/17	829,718	—
South Korean Won	UBSW	Sell	115,146,781,513	101,564,455	11/10/17	801,084	—
Euro	BOFA	Sell	149,332,222	166,916,838	11/20/17	—	(5,009,335)
Euro	UBSW	Sell	149,332,222	166,913,104	11/20/17	—	(5,013,069)
British Pound	BOFA	Sell	3,293,257	4,315,999	11/24/17	6,809	—
British Pound	BONY	Sell	111,002,182	145,352,029	11/24/17	106,926	—
British Pound	HSBK	Sell	2,111,464	2,764,562	11/24/17	1,734	—
British Pound	SSBT	Sell	1,203,325	1,566,753	11/24/17	—	(7,784)
British Pound	SSBT	Sell	6,945,167	9,094,870	11/24/17	7,197	—
British Pound	UBSW	Sell	115,385,533	151,069,674	11/24/17	89,005	—

Total Forward Exchange Contracts						$8,147,872	$(203,389,524)

Net unrealized appreciation (depreciation)							$(195,241,652)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 11 regarding other derivative information.

See Abbreviations on page 41.

franklintempleton.com	The accompanying notes are an integral part of these financial statements.	Semiannual Report	25

F R A N K L I N    M U T U A L    G L O  B A L    D I S C O V E R Y    F U N D

Financial Statements

Statement of Assets and Liabilities

June 30, 2017 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$18,533,462,218
Cost - Non-controlled affiliates (Note 12)	29,095,371

Total cost of investments	$18,562,557,589

Value - Unaffiliated issuers	$22,554,633,847
Value - Non-controlled affiliates (Note 12)	21,845,328

Total value of investments	22,576,479,175
Cash	1,374,633
Foreign currency, at value (cost $75,289,988)	75,302,842
Receivables:
Investment securities sold	116,430,458
Capital shares sold	31,870,675
Dividends and interest	68,513,812
European Union tax reclaims	3,741,196
Due from brokers	40,777,855
Variation margin	100,263
Unrealized appreciation on OTC forward exchange contracts	8,147,872
Other assets	514,857

Total assets	22,923,253,638

Liabilities:
Payables:
Investment securities purchased	50,966,043
Capital shares redeemed	40,614,474
Management fees	15,070,452
Distribution fees	9,136,496
Transfer agent fees	4,394,252
Trustees’ fees and expenses	779,244
Unrealized depreciation on OTC forward exchange contracts	203,389,524
Accrued expenses and other liabilities	1,717,986

Total liabilities	326,068,471

Net assets, at value	$22,597,185,167

Net assets consist of:
Paid-in capital	$17,690,872,594
Undistributed net investment income	220,755,288
Net unrealized appreciation (depreciation)	3,780,149,365
Accumulated net realized gain (loss)	905,407,920

Net assets, at value	$22,597,185,167

26	Semiannual Report	The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L I N    M U T U A L    G  L O B A L    D I S C O V E R Y    F U N D

F I N A N C I A L    S T A T E M E N T S

Statement of Assets and Liabilities (continued)

June 30, 2017 (unaudited)

Class Z:
Net assets, at value	$8,888,171,785

Shares outstanding	267,614,839

Net asset value and maximum offering price per share	$33.21

Class A:
Net assets, at value	$10,058,728,962

Shares outstanding	308,776,355

Net asset value per share[a]	$32.58

Maximum offering price per share (net asset value per share ÷ 94.25%)	$34.57

Class C:
Net assets, at value	$2,616,631,784

Shares outstanding	81,544,733

Net asset value and maximum offering price per share[a]	$32.09

Class R:
Net assets, at value	$425,169,216

Shares outstanding	13,240,790

Net asset value and maximum offering price per share	$32.11

Class R6:
Net assets, at value	$608,483,420

Shares outstanding	18,308,399

Net asset value and maximum offering price per share	$33.24

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements.	Semiannual Report	27

F R A N K L I N    M U T U A L    G L O  B A L    D I S C O V E R Y    F U N D

F I N A N C I A L    S T A T E M E N T S

Statement of Operations

for the six months ended June 30, 2017 (unaudited)

Investment income:
Dividends (net of foreign taxes of $23,312,030)	$335,119,988
Interest	40,595,524

Total investment income.	375,715,512

Expenses:
Management fees (Note 3a)	91,101,749
Distribution fees: (Note 3c)
Class A	12,768,311
Class C	13,567,414
Class R	1,101,253
Transfer agent fees: (Note 3e)
Class Z	5,695,893
Class A	6,728,352
Class C	1,788,181
Class R	290,821
Class R6	2,735
Custodian fees (Note 4)	610,355
Reports to shareholders	1,025,854
Registration and filing fees	266,272
Professional fees	498,117
Trustees’ fees and expenses	354,181
Other	241,395

Total expenses	136,040,883
Expense reductions (Note 4)	(54,868)

Net expenses	135,986,015

Net investment income	239,729,497

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	793,103,103
Foreign currency transactions	109,135,158
Futures contracts	(67,028,808)
Securities sold short	(2,148,391)

Net realized gain (loss)	833,061,062

Net change in unrealized appreciation (depreciation) on: Investments	828,326,108
Translation of other assets and liabilities denominated in foreign currencies	(388,802,979)
Futures contracts	(59,756,509)

Net change in unrealized appreciation (depreciation)	379,766,620

Net realized and unrealized gain (loss)	1,212,827,682

Net increase (decrease) in net assets resulting from operations	$1,452,557,179

28	Semiannual Report	The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L I N    M U T U A L    G  L O B A L    D I S C O V E R Y    F U N D

F I N A N C I A L    S T A T E M E N T S

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$239,729,497	$448,677,966
Net realized gain (loss)	833,061,062	976,195,241
Net change in unrealized appreciation (depreciation)	379,766,620	1,145,149,281

Net increase (decrease) in net assets resulting from operations	1,452,557,179	2,570,022,488

Distributions to shareholders from:
Net investment income:
Class Z	—	(176,437,033)
Class A	—	(200,541,522)
Class C	—	(33,021,201)
Class R	—	(7,618,889)
Class R6	—	(10,674,922)
Net realized gains:
Class Z	—	(326,765,440)
Class A	—	(435,628,779)
Class C	—	(116,244,017)
Class R	—	(18,594,896)
Class R6	—	(18,722,984)

Total distributions to shareholders	—	(1,344,249,683)

Capital share transactions: (Note 2)
Class Z	(29,082,576)	(1,201,294,226)
Class A	(1,099,864,549)	(1,372,576,556)
Class C	(307,647,166)	(376,018,782)
Class R	(47,520,178)	(47,755,202)
Class R6	43,162,536	268,573,248

Total capital share transactions	(1,440,951,933)	(2,729,071,518)

Net increase (decrease) in net assets.	11,605,246	(1,503,298,713)
Net assets:
Beginning of period	22,585,579,921	24,088,878,634

End of period	$22,597,185,167	$22,585,579,921

Undistributed net investment income included in net assets:
End of period	$220,755,288	$—

Distributions in excess of net investment income included in net assets:
End of period	$—	$(18,974,209)

franklintempleton.com	The accompanying notes are an integral part of these financial statements.	Semiannual Report	29

F R A N K L I N    M U T U A L    G L O  B A L    D I S C O V E R Y    F U N D

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Global Discovery Fund (Fund) is included in this report. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these

30	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    G  L O B A L    D I S C O V E R Y    F U N D

N O T E S     T O    F I N A N C I A L    S T A T E M E N T S    ( U N  A U D I T E D )

valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and

franklintempleton.com	Semiannual Report	31

F R A N K L I N    M U T U A L    G L O  B A L    D I S C O V E R Y    F U N D

N O T E S     T O    F I N A N C I A L    S T A T E M E N T S    ( U N  A U D I T E D )

1. Organization and Significant Accounting Policies (continued)

d. Derivative Financial Instruments (continued)

Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2017, the Fund had OTC derivatives in a net liability position of $195,241,652 and the aggregate value of collateral pledged for such contracts was $188,420,023.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of

Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 11 regarding other derivative information.

e. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required

32	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    G  L O B A L    D I S C O V E R Y    F U N D

N O T E S     T O    F I N A N C I A L    S T A T E M E N T S    ( U N  A U D I T E D )

to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund. At June 30, 2017, the Fund had no securities sold short.

f. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations, if any. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2017, the Fund had no securities on loan.

g. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

h. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

franklintempleton.com	Semiannual Report	33

F R A N K L I N    M U T U A L    G L O  B A L    D I S C O V E R Y    F U N D

N O T E S     T O    F I N A N C I A L    S T A T E M E N T S    ( U N  A U D I T E D )

1. Organization and Significant Accounting

Policies (continued)

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

j. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class Z Shares:
Shares sold	49,070,047	$1,588,336,904	55,397,128	$1,662,439,998
Shares issued in reinvestment of distributions	—	—	15,044,678	468,213,378
Shares redeemed	(49,887,564)	(1,617,419,480)	(113,174,673)	(3,331,947,602)

Net increase (decrease)	(817,517)	$(29,082,576)	(42,732,867)	$(1,201,294,226)

Class A Shares:
Shares sold	19,392,885	$618,976,974	35,127,143	$1,014,171,059
Shares issued in reinvestment of distributions	—	—	20,440,282	624,283,614
Shares redeemed	(54,090,042)	(1,718,841,523)	(102,820,657)	(3,011,031,229)

Net increase (decrease)	(34,697,157)	$(1,099,864,549)	(47,253,232)	$(1,372,576,556)

34	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    G  L O B A L    D I S C O V E R Y    F U N D

N O T E S     T O    F I N A N C I A L    S T A T E M E N T S    ( U N  A U D I T E D )

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class C Shares:
Shares sold	3,995,275	$125,712,923	7,120,197	$203,328,360
Shares issued in reinvestment of distributions	—	—	4,628,208	139,510,899
Shares redeemed	(13,731,362)	(433,360,089)	(24,940,702)	(718,858,041)

Net increase (decrease)	(9,736,087)	$(307,647,166)	(13,192,297)	$(376,018,782)

Class R Shares:
Shares sold	1,094,538	$34,375,885	1,951,411	$55,809,510
Shares issued in reinvestment of distributions	—	—	844,579	25,450,207
Shares redeemed	(2,599,011)	(81,896,063)	(4,482,315)	(129,014,919)

Net increase (decrease)	(1,504,473)	$(47,520,178)	(1,686,325)	$(47,755,202)

Class R6 Shares:
Shares sold	2,984,841	$96,688,816	11,717,779	$343,905,697
Shares issued in reinvestment of distributions	—	—	728,048	22,663,432
Shares redeemed	(1,659,654)	(53,526,280)	(3,290,558)	(97,995,881)

Net increase (decrease)	1,325,187	$43,162,536	9,155,269	$268,573,248

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.875%	Up to and including $4 billion
0.845%	Over $4 billion, up to and including $7 billion
0.825%	Over $7 billion, up to and including $10 billion
0.805%	Over $10 billion, up to and including $13 billion
0.785%	Over $13 billion, up to and including $16 billion
0.765%	Over $16 billion, up to and including $19 billion
0.745%	Over $19 billion, up to and including $22 billion
0.725%	Over $22 billion, up to and including $25 billion
0.705%	Over $25 billion, up to and including $28 billion
0.685%	In excess of $28 billion

For the period ended June 30, 2017, the annualized effective investment management fee rate was 0.807% of the Fund’s average daily net assets.

franklintempleton.com	Semiannual Report	35

F R A N K L I N    M U T U A L    G L O  B A L    D I S C O V E R Y    F U N D

N O T E S     T O    F I N A N C I A L    S T A T E M E N T S    ( U N  A U D I T E D )

3. Transactions with Affiliates (continued)

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$1,369,236
CDSC retained	$81,756

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2017, the Fund paid transfer agent fees of $14,505,982, of which $5,301,451 was retained by Investor Services.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2017, the custodian fees were reduced as noted in the Statement of Operations.

36	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    G  L O B A L    D I S C O V E R Y    F U N D

N O T E S     T O    F I N A N C I A L    S T A T E M E N T S    ( U N  A U D I T E D )

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2017, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at June 30, 2017	$779,244

[b]Increase in projected benefit obligation	$6,920

Benefit payments made to retired trustees	$(11,139)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.

bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. Income Taxes

At June 30, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$18,581,379,017

Unrealized appreciation	$5,343,020,981
Unrealized depreciation	(1,347,920,823)

Net unrealized appreciation (depreciation)	$3,995,100,158

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2017, aggregated $2,176,728,739 and $3,398,433,509, respectively.

8. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At June 30, 2017, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $366,490,400, representing 1.6% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

franklintempleton.com	Semiannual Report	37

F R A N K L I N    M U T U A L    G L O  B A L    D I S C O V E R Y    F U N D

N O T E S     T O    F I N A N C I A L    S T A T E M E N T S    ( U N  A U D I T E D )

9. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2017, investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount/ Shares/ Units	Issuer	Acquisition Date	Cost	Value
8,893	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10 - 11/30/12	$8,893	$—
30,279,560	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
2,491,917	Hightower Holding LLC, B, Series II	6/10/10 - 5/10/12	7,620,000	7,765,313
3,819,425	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	2,536,498	93,419
35,491,081	International Automotive Components Group North America LLC	1/12/06 - 3/18/13	29,095,371	21,845,328
1,788,865	Warrior Met Coal Inc.	3/31/16 - 6/23/16	10,261,771	$29,264,067

	Total Restricted Securities (Value is 0.3% of Net Assets)		$49,522,533	$58,968,127

11. Other Derivative Information

At June 30, 2017, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts			Variation margin	$38,822,236	[a]
	Unrealized appreciation on OTC forward exchange contracts	$8,147,872	Unrealized depreciation on OTC forward exchange contracts	203,389,524

Totals		$8,147,872		$242,211,760

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

38	Semiannual Report	franklintempleton.com

    F R A N K L I N    M U T U A L     G L O B A L    D I S C O V E R Y    F U N D

N O T E S    T O    F I N A N C I A  L    S T A T E M E N T S    ( U N A U D I T E D )

For the period ended June 30, 2017, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period		Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:			Net change in unrealized appreciation (depreciation) on:
Foreign exchange contracts	Foreign currency transactions	$105,804,088	[a]	Translation of other assets and liabilities denominated in foreign currencies	$(389,744,623)[a]
	Futures contracts	(67,028,808)		Futures contracts	(59,756,509)

Totals		$38,775,280			$(449,501,132)

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the period ended June 30, 2017, the average month end notional amount of futures contracts represented $1,990,249,026. The average month end contract value of forward exchange contracts was $4,691,976,274.

See Note 1(d) regarding derivative financial instruments.

12. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the period ended June 30, 2017, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)
Non-Controlled Affiliates
International Automotive Components Group North America LLC (Value is 0.1% of Net Assets)	35,491,081	—	—	35,491,081	$21,845,328	$ —	$ —

13. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2017, the Fund did not use the Global Credit Facility.

franklintempleton.com	Semiannual Report	39

F R A N K L I N    M U T U A L    G L O  B A L    D I S C O V E R Y    F U N D

N O T E S    T O    F I N A N C I A L     S T A T E M E N T S    ( U N A U D I T E D )

14. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$—	$—	$21,938,747	$21,938,747
Diversified Financial Services	126,398,162	—	7,765,313	134,163,475
Machinery	289,150,679	83,113,153	—	372,263,832
Metals & Mining	250,584,163	—	29,264,067	279,848,230
All Other Equity Investments[b]	19,716,277,848	—	—[c]	19,716,277,848
Corporate Bonds, Notes and Senior Floating
Rate Interests	—	544,154,157	—	544,154,157
Corporate Notes and Senior Floating Rate
Interests in Reorganization	—	306,532,280	—[c]	306,532,280
Companies in Liquidation	—	17,795,455	3,021,308[c]	20,816,763
Municipal Bonds in Reorganization	—	59,958,120	—	59,958,120
Short Term Investments	864,328,555	256,197,168	—	1,120,525,723

Total Investments in Securities	$21,246,739,407	$1,267,750,333	$61,989,435	$22,576,479,175

Other Financial Instruments:
Forward Exchange Contracts	$—	$8,147,872	$—	$8,147,872

Liabilities:
Other Financial Instruments:
Futures Contracts	$38,822,236	$—	$—	$38,822,236
Forward Exchange Contracts	—	203,389,524	—	203,389,524

Total Other Financial Instruments	$38,822,236	$203,389,524	$—	$242,211,760

aIncludes common and preferred stocks as well as other equity investments.

bFor detailed categories, see the accompanying Statement of Investments.

cIncludes securities determined to have no value at June 30, 2017.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

40	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    G  L O B A L    D I S C O V E R Y    F U N D

N O T E S    T O    F I N A N C I A  L    S T A T E M E N T S    ( U N A U D I T E D )

15. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

16. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.

17. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America N.A.	EUR	Euro	ADR	American Depositary Receipt
BONY	The Bank of New York Mellon Corp.	GBP	British Pound	DIP	Debtor-In-Possession
FBCO	Credit Suisse International	USD	United States Dollar	FHLB	Federal Home Loan Bank
HSBK	HSBC Bank PLC			GO	General Obligation
SSBT	State Street Bank and Trust Co., N.A.			TRA	Tax Receivable Agreement Right
UBSW	UBS AG

franklintempleton.com	Semiannual Report	41

F R A N K L I N    M U T U A L    S E R  I E S    F U N D S

F R A N K L I N    M U T U A L    G L O  B A L    D I S C O V E R Y    F U N D

Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN MUTUAL SERIES FUNDS

Franklin Mutual Global Discovery Fund

(“Fund”)

The Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at an in-person meeting held on May 22, 2017, unanimously approved the renewal of the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such renewal, the independent trustees participated in two other meetings held in connection with the renewal process. Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreement. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, asset segregation, portfolio turnover, Rule 12b-1 plan, distribution, shareholder servicing, legal and compliance matters, pricing of securities, sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged to funds within the Franklin Templeton Investments (FTI) complex in comparison with those charged to other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients. The Board also noted that it received an annual report on all payments made by FTI or the Fund to financial intermediaries engaged in the sale of Fund shares, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge Financial Solutions, Inc., an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters.

Particular attention was given to management’s diligent risk management program, including continual monitoring and management of cybersecurity, liquidity and counterparty credit risk, and attention given to derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments are used to carry out the Fund’s investment goal(s). The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as

42	Semiannual Report	franklintempleton.com

    F R A N K L I N    M U T U A L     S E R I E S    F U N D S

F R A N K L I N    M U T U A L    G  L O B A L    D I S C O V E R Y    F U N D

S H A R E H O L D E R    I N F O R M A  T I O N

well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. In addition, the Board received updates from management on the SEC’s progress in implementing the rule-making requirements established by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), which was enacted July 21, 2010, and the investment manager’s compliance with rules and regulations already promulgated by the SEC under such act.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided, and to be provided, by the investment manager. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of pre-designated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of shareholders of the Fund. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group of funds, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The Board considered the investment manager’s significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The Board considered the nature, extent and quality of the services to be provided under the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided, and to be provided, by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2016. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions

franklintempleton.com	Semiannual Report	43

F R A N K L I N    M U T U A L    S E R  I E S    F U N D S

F R A N K L I N    M U T U A L    G L O  B A L    D I S C O V E R Y    F U N D

S H A R E H O L D E R    I N F O R M A T I  O N

on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods.

The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition, particular attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional global multi-cap value funds. The Fund had total returns in the best performing quintile for the one-year period ended December 31, 2016, and had annualized total returns for the three- and five-year periods in the second-best performing quintile. The trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2016 was in the best performing quintile. The trustees were satisfied with such comparative performance.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s goal.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the renewal process, the trustees explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the middle quintile of its Lipper expense group and its total expenses were in the second-least expensive quintile of such group. The Board was satisfied with such comparative fees and expenses.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the

12-month period ended September 30, 2016, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred

44	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    S  E R I E S    F U N D S

F R A N K L I N    M U T U A L    G  L O B A L    D I S C O V E R Y    F U N D

S H A R E H O L D E R    I N F O R M A  T I O N

in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act, the Dodd-Frank Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the investment manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided to such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee and that the Board regularly evaluates whether additional breakpoints are appropriate. The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee and expense ratio of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

franklintempleton.com	Semiannual Report	45

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

Semiannual Report and Shareholder Letter

Franklin Mutual Global Discovery Fund

Investment Manager

Franklin Mutual Advisers, LLC

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301 - (Class A, C, R & R6)

(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	477 S 08/17

Semiannual Report and Shareholder Letter June 30, 2017

Franklin Mutual European Fund A SERIES OF FRANKLIN MUTUAL SERIES FUNDS

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Franklin Mutual European Fund Shareholder:

The first half of 2017 saw most equity markets continue their long move upwards. European stocks, as measured by the MSCI Europe Index, gained +7.91% in local currency terms and +15.93% in U.S. dollar terms.1 Stocks in global developed markets, as measured by the MSCI World Index delivered a +11.02% total return.1

The political uncertainty and unpredictability of recent years has continued in 2017. In the U.S., President Trump has continued his unconventional governance approach, while Congress has remained relentlessly partisan, leading to significant uncertainty about policies and legislation. The financial markets expected “business friendly” moves, but specific legislative progress on issues such as health care, tax reform and infrastructure did not come to fruition. In the U.K., a surprise election was called in April when the Conservative Party held a huge polling lead, but at the June election the Tories lost their majority in Parliament. Recent elections in France went according to expectations, lending some much appreciated stability there.

Despite these generally unsettling events, the global economy continued its slow expansion since the Great Recession. Unemployment also continued to decline in most developed markets. Wage growth showed signs of acceleration and in the U.S. interest rates began to rise, perhaps signaling the first steps toward monetary normalization.

Equity markets appreciated as economic fundamentals improved. Valuation is, of course, a critical factor in our analysis and we always ask ourselves if current and potential investments represent an attractive balance of risk and reward. As some equity markets reached all-time highs, we maintained our focus on individual investments and the prospects for each business in the context of its valuation and the backdrop of potential political and economic risks.

In European equity markets, growth stocks outperformed value stocks during the period. The MSCI All Country (AC) Europe Growth Index returned +10.24% in local currency terms and +17.74% in U.S. dollar terms, while the MSCI AC Europe Value Index returned +6.04% in local currency terms and +13.36% in U.S. dollar terms.1

Amid dynamic markets and evolving economic conditions, we believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook will be well positioned for the years ahead.

On the following pages, the Fund’s portfolio management team discusses the economic environment during the first six months of 2017 and reviews investment decisions made during this period. Please remember all securities markets fluctuate, as do mutual fund share prices.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

franklintempleton.com	Not part of the semiannual report	1

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

Peter A. Langerman

Chairman, President and Chief Executive Officer

Franklin Mutual Advisers, LLC

This letter reflects our analysis and opinions as of June 30, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Contents

Semiannual Report

Franklin Mutual European Fund	3

Performance Summary	9

Your Fund’s Expenses	11

Financial Highlights and Statement of Investments	12

Financial Statements	22

Notes to Financial Statements	26

Shareholder Information	39

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2	Not part of the semiannual report	franklintempleton.com

Semiannual Report

Franklin Mutual European Fund

This semiannual report for Franklin Mutual European Fund covers the period ended June 30, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal, by investing at least 80% of its net assets in securities of European companies. It focuses mainly on what the investment manager believes are undervalued mid- and large cap equity securities and, to a lesser extent, the securities of distressed companies and merger arbitrage securities.

Performance Overview

The Fund’s Class Z shares generated a +7.19% cumulative total return for the six months ended June 30, 2017. For comparison, the Fund’s benchmark, the MSCI Europe Index, which tracks equity performance in Europe’s developed markets, produced a +7.91% total return in local currency terms.1 Also for comparison, the MSCI Europe Index posted a +15.93% total return in U.S. dollar terms.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy generally expanded during the period under review. In this environment, global developed and emerging market stocks, as measured by the MSCI All Country World Index, generated a total return of +11.82%. Global markets were aided by improved industrial commodity prices at certain points during the period, generally upbeat economic data across regions, investor optimism about pro-growth and pro-business policies in the U.S., hopes of tax reforms under

Geographic Composition*

Based on Total Net Assets as of 6/30/17

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

the Trump administration, Emmanuel Macron’s election as France’s president and encouraging corporate earnings reports.

However, global markets reflected investor concerns about the timing and economic effects of the U.K.’s exit from the European Union (also known as “Brexit”). Other headwinds included the health of European banks, concerns about political uncertainty in the U.S. and European Union, geopolitical tensions in certain regions, worries about global oversupply in oil production despite a pact to extend cuts, and comments

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 17.

franklintempleton.com	Semiannual Report	3

FRANKLIN MUTUAL EUROPEAN FUND

toward period-end from key central bankers around the world about potentially raising interest rates.

In Europe, the U.K.’s economy grew at a slower rate in 2017’s first quarter over the previous quarter, largely due to slower growth in household spending. The eurozone’s growth increased in the first quarter over the previous quarter. The bloc’s annual inflation rate fluctuated during the reporting period and ended slightly higher from where it began. During the period, the European Central Bank (ECB), kept its key policy rates unchanged. However, in June, the ECB hinted at an end to rate cuts by omitting a reference to reducing interest rates to “lower levels,” due to an improving economy.

Investment Strategy

We follow a distinctive value investment approach that combines investments in what we believe are undervalued common stocks with distressed debt investing and risk arbitrage. Our style aims to provide our shareholders with superior risk-adjusted results over time. We employ rigorous, fundamental analysis to find compelling situations. In our opinion, successful investing is as much about assessing risk and containing losses as it is about achieving profits. In choosing investments, we look at the market price of an individual company’s securities relative to our evaluation of its intrinsic value based on factors including book value, cash flow generation, long-term earnings potential and earnings multiples. We may invest in bankrupt or distressed companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

European equity markets started 2017 slowly, but political events combined with upbeat economic news sparked strong performance during the period, with the notable exception of the U.K. In our view, the presidential election victory of Emmanuel Macron in France was significant, as it stemmed the rise of the populist, anti-European Union (EU) National Front

Top 10 Sectors/Industries
Based on Equity Securities as of 6/30/17
% of Total Net Assets
Insurance	14.1%
Diversified Telecommunication Services	8.7%
Banks	7.3%
Pharmaceuticals	7.0%
Oil, Gas & Consumable Fuels	6.0%
Automobiles	4.1%
Electric Utilities	3.5%
Industrial Conglomerates	3.5%
Hotels, Restaurants & Leisure	3.2%
Auto Components	3.0%

party and raised hopes for the future of the EU. The subsequent success of Macron’s party in France’s legislative elections added to the hope that the new government can implement much-needed economic reforms. In Italy, the poor showing of the populist Eurosceptic Five Star movement in the June local elections reinforced the broader positive political trend in Europe. On the other hand, in the U.K., the surprise loss by the Conservative Party of its parliamentary majority, and the increasingly public split within the Conservative Party between supporters and opponents of a “hard Brexit” added another layer of uncertainty to the upcoming negotiations with the EU.

Although Europe’s economy is still vulnerable to political or financial setbacks, we believe its recovery has broad economic support. Purchasing managers’ indexes and employment data continued to point to solid and widespread economic growth. In addition, for the first time in several years, consensus estimates of corporate earnings were revised upward. The improvement in economic and corporate conditions helped to reduce investor concerns about deflation and spur nascent signs of inflation.

On balance, we hold a positive view of European equities, but selectivity remains crucial. As value investors, we managed to benefit from steady economic growth despite underlying market turbulence. In all market environments, we seek to invest prudently in securities that we believe represent good value, and then we adjust our views as the world around us changes.

One sector in which we have found opportunities is telecommunication services.2 The Fund’s investments in the sector include Deutsche Telekom and Koninklijke KPN, among others. The European telecommunication services sector has

2. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

4	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND

been trading at multi-year lows relative to the market as the potential for mergers and acquisitions was extinguished by EU anti-trust regulators in Brussels, and regulatory headwinds reappeared with the initiative to eliminate roaming charges within the EU. We believe that structural and cultural changes in the sector warrant a more positive view. The drag from the elimination of roaming charges should dissipate after the third calendar quarter of 2017, marking the conclusion of a decade-long sector headwind resulting from a series of regulatory moves, including the unbundling of telecommunication services, mobile termination rate cuts, and spectrum policy favoring new entrants. We believe European telecommunication services companies will likely post positive revenue growth.

In the meantime, the evolution to fourth-generation (4G) wireless services and fiber connections has put pressure on tangential players in each market that were able to undercut pricing due to excess capacity and/or arbitrage the regulated rates on unbundled services to offer no frills products at a fraction of the cost of the incumbent operators. The evolution to 4G services highlights the value of network quality for which the operators who have invested in upgrading their infrastructure are able to charge premium pricing. Similarly, the evolution to fiber connections from traditional DSL connections in homes has had a similar effect. Traditional service arbitragers have had to pay higher wholesale prices, undermining their price-driven propositions. From a cultural standpoint, we believe the sector has never been so cost conscious about capital and operating expenses. In our view, senior management incentive schemes increasingly focus on return on investment rather than market share, leading us to expect an improvement in operating leverage.

We also expect the degree of capital spending to moderate as 4G investments are completed. Fiber deployments could continue to put pressure on overall capital spending, but regulators are taking a somewhat hands-off approach to the pricing of wholesale services, which we believe should allow for better returns on investment in fiber deployment. Although there will likely still be some pressure on the sector from the elimination of roaming charges in the third quarter of 2017, thereafter a period of sustainable, albeit modest, revenue growth, margin improvement and free cash flow generation is likely, in our analysis.

Elsewhere, following an extended period of high prices, crude oil and natural gas prices have been significantly lower during

3. The energy sector comprises oil, gas and consumable fuels in the SOI.

Top 10 Equity Holdings
6/30/17

Company Sector/Industry, Country	% of Total Net Assets
Enel SpA Electric Utilities, Italy	3.5%
Koninklijke Philips NV Industrial Conglomerates, Netherlands	3.5%
Accor SA Hotels, Restaurants & Leisure, France	3.3%
Novartis AG Pharmaceuticals, Switzerland	3.2%
RSA Insurance Group PLC Insurance, U.K.	3.1%
XL Group Ltd. Insurance, Bermuda	3.0%
Royal Dutch Shell PLC Oil, Gas & Consumable Fuels, U.K.	2.9%
NN Group NV Insurance, Netherlands	2.9%
Deutsche Telekom AG Diversified Telecommunication Services, Germany	2.8%
Vodafone Group PLC Wireless Telecommunication Services, U.K.	2.8%

the past few years. The benchmark oil price declined from more than $100 per barrel to below $30, and has more recently stayed between $40 and $60 during the first half of 2017. The impact on the energy sector, including the financial securities of companies in the sector, has been quite dramatic.3 Although many uncertainties exist, we continue to expect demand for oil and gas to rise for a number of years, which we believe will require continued investment by the sector, not only to meet that growth but also to replace declining production in mature fields around the world. Accordingly, we expect some combination of higher prices or lower costs over time to provide the sufficient returns needed to justify the required investment.

Royal Dutch Shell, a leading integrated oil and gas company, is an investment held by the Fund for which financial market fears about the impact of low commodity prices were overblown, in our view. The company used the initial phase of the crude oil price downturn to acquire BG Group, a major exploration and production company with significant strength in liquefied natural gas and a great oil asset in the pre-salt Santos Basin in Brazil. The assets were highly complementary to Shell’s existing positions, allowing the post-merger company to prune other areas of its portfolio and still show considerable

franklintempleton.com	Semiannual Report	5

FRANKLIN MUTUAL EUROPEAN FUND

growth. Management, under the leadership of relatively new chief executive officer Ben van Beurden, has been focused on reducing costs so that the company can still grow, while funding all required capital expenditures and its dividend, at an oil price below $50 per barrel. As Shell shows continued progress in its efforts and demonstrates the resilience of its portfolio and balance sheet, we hold a positive view of the company’s prospects.

Merger and acquisition activity has remained healthy, involving European and U.S. companies. Many large deals initiated in 2016 await regulatory approval, including Bayer’s4 acquisition of Monsanto,4 and 21st Century Fox’s4 offer for Sky. Several key U.S. regulatory agencies remain short of members, including the Federal Communication Commission and the Federal Trade Commission, and these openings may be affecting regulatory approvals.

As we have previously discussed, the Fund continued to have a significantly underweighted position in consumer staples,5 an area of increased intervention by U.S. activist shareholders of large, well-established European corporations, such as the attempted acquisition of Unilever4 by Kraft Heinz4 and an investment in Nestle4 by U.S. hedge fund Third Point.4 Such actions may or may not have ultimately succeeded, but they have led, in some instances, to a welcome re-appraisal of corporate strategy. We continue to find the valuations of most companies in this sector to be expensive, in our view.

Within Europe, distressed debt remained a difficult market in which to find compelling investment opportunities and the Fund has found limited investment opportunities in which to invest.

Turning to Fund performance, top positive contributors included Denmark-based FLSmidth, Finland-based Nokia and France-based Accor.

FLSmidth provides equipment and services to the mining and cement industries. Investors reacted positively to quarterly results that exceeded consensus estimates. In February, FLSmidth reported quarterly sales, earnings, cash flow and new orders that exceeded expectations, while management provided a generally upbeat outlook for 2017. Again in May, results were broadly better than investor expectations. Finally, the company’s share price also appreciated as analysts believed that the cement market has begun to recover and the mining market has bottomed.

Nokia is a global communications and information technology company. In April, Nokia reported an upbeat set of quarterly results that included strong margins in its networks business and solid sales in its wireless business. The positive results appear to reflect some improvement in market conditions for wireless network equipment. Nokia also earned more revenue from its patents, while management reaffirmed its earnings guidance for 2017. We believe the trend of declining revenues is on the path to stabilizing and that further synergies from Nokia’s acquisition of Alcatel-Lucent, completed in mid-2016, are likely to support earnings improvement. Shares of Nokia also reacted positively to the announcement in May that the company reached a settlement on unresolved patent litigation and signed a business collaboration agreement with Apple. In our view, Nokia likely saved a meaningful amount in litigation costs and gained a potential source of growth for its Internet protocol routing business.

Hotel operator Accor benefited from improving economic conditions in Europe. In April, the company reported stronger demand in France, the rest of Europe and the Asia Pacific region, as well as the strongest increase in two years for revenue per available room, a key performance metric for the industry. Accor’s management also confirmed in April that it is on schedule with its plan to restructure by spinning out its hotel property company from its hotel operating operations. In our view, the hotel operating business is undervalued compared to its peers.

During the period under review, Fund investments that detracted from performance included Germany-based global multi-metal distributor Kloeckner and U.K.-based oil and gas companies Cairn Energy and BP.

In March, investors appeared to focus on Kloeckner’s updated 2017 earnings guidance figures, which did not match the more upbeat views expressed by its management during a prior earnings conference call. The guidance figures struck us as conservative given the positive tailwind from steel price increases in 2016 and the more favorable global economic backdrop. A growing realization that the Trump administration is unlikely to announce an infrastructure stimulus plan as soon as previously expected may have exerted additional downward

4. Not a Fund holding.

5. The consumer staples sector comprises food and staples retailing and tobacco in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

6	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND

pressure on shares of Kloeckner and other companies that would likely benefit from such a program.

Shares of Cairn Energy, an independent oil and gas exploration and development company, fell along with declining crude oil prices. The share price staged a brief rally in mid-May after Cairn announced the results of a successful offshore appraisal well at its oil discovery in Senegal. However, investors reacted negatively in June to the latest development in an arbitration matter regarding a tax dispute in India. Dividends from operations in India previously indicated as payable to Cairn Energy were instead ordered to be paid to the government. The quarter ended on a positive note as first production was achieved at its Kraken oil field in the U.K. North Sea.

Shares of BP, global integrated oil and gas company, generally followed the path of oil prices. During the first half of 2017, oil prices retreated as U.S. crude oil production increased and data showed that worldwide supply had not yet begun to decline. BP’s shares came under further pressure in February when it reported soft quarterly results and increased its capital expenditure guidance for 2017, which meant the level of cash flow needed to break even increased by a modest amount. We view this as a temporary issue.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-U.S. dollar investments. The currency forwards had a negative impact on the Fund’s performance because of the depreciation of the U.S. dollar versus the hedged currencies, while currency futures had a negligible impact.

What is a currency forward?

A currency forward is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Thank you for your participation in Franklin Mutual European Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Philippe Brugere-Trelat has been co-portfolio manager for Franklin Mutual European Fund since 2010 and portfolio manager since 2005. He also has been portfolio manager for Franklin Mutual Global Discovery Fund since 2009. He has been a member of the management team of the Franklin Mutual Series Funds since 2004, when he rejoined Franklin Templeton Investments. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, Mr. Brugere-Trelat was employed at Heine Securities Corporation, the Fund’s former manager.

CFA® is a trademark owned by CFA Institute.

franklintempleton.com	Semiannual Report	7

FRANKLIN MUTUAL EUROPEAN FUND

Katrina Dudley has been co-portfolio manager for Franklin Mutual European Fund since 2010 and was assistant portfolio manager since 2007. She follows industrial companies (foreign and domestic) including transportation, manufacturers, machinery, electrical equipment and general industrial. Prior to joining Franklin Templeton Investments in 2002, Ms. Dudley was an investment analyst at Federated Investors, Inc., responsible for the technology and health care sectors. From 1995 to 2001, Ms. Dudley was a senior manager in the corporate finance division of Ernst & Young LLP, where she specialized in valuation and litigation consulting.

8	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND

Performance Summary as of June 30, 2017

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.
Performance as of 6/30/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

Z
6-Month	+7.19%	+7.19%
1-Year	+19.52%	+19.52%
5-Year	+52.55%	+8.81%
10-Year	+31.94%	+2.81%

A
6-Month	+7.02%	+0.86%
1-Year	+19.16%	+12.31%
5-Year	+50.41%	+7.22%
10-Year	+28.13%	+1.90%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

franklintempleton.com	Semiannual Report	9

FRANKLIN MUTUAL EUROPEAN FUND

PERFORMANCE SUMMARY

Total Annual Operating Expenses3

Share Class
Z	1.06%
A	1.31%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Because the Fund invests its assets primarily in companies in a specific region, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities held by the Fund. The Fund’s investments in smaller company stocks carry an increased risk of price fluctuation, especially over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

10	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period 1/1/17–6/30/17[1,2]	Ending Account Value 6/30/17	Expenses Paid During Period 1/1/17–6/30/17[1,2]	Net Annualized Expense Ratio[2]

Z	$1,000	$1,071.90	$ 5.45	$1,019.54	$ 5.31	1.06%
A	$1,000	$1,070.20	$ 6.72	$1,018.30	$ 6.56	1.31%
C	$1,000	$1,066.80	$10.56	$1,014.58	$10.29	2.06%
R	$1,000	$1,069.20	$ 8.00	$1,017.06	$ 7.80	1.56%
R6	$1,000	$1,072.40	$ 4.57	$1,020.38	$ 4.46	0.89%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com	Semiannual Report	11

FRANKLIN MUTUAL EUROPEAN FUND

Financial Highlights

	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Class Z

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$19.20		$19.48	$20.86	$24.76	$21.13	$18.95

Income from investment operations[a]:

Net investment income[b]	0.30		0.63 [c]	0.42	0.73 [d]	0.49	0.44

Net realized and unrealized gains (losses)	1.08		(0.17)	(0.27)	(1.73)	5.12	2.89

Total from investment operations	1.38		0.46	0.15	(1.00)	5.61	3.33

Less distributions from:

Net investment income	—		(0.47)	(0.46)	(0.67)	(0.46)	(0.68)

Net realized gains	—		(0.27)	(1.07)	(2.23)	(1.52)	(0.47)

Total distributions	—		(0.74)	(1.53)	(2.90)	(1.98)	(1.15)

Net asset value, end of period	$20.58		$19.20	$19.48	$20.86	$24.76	$21.13

Total return[e]	7.19%		2.40%	0.82%	(4.00)%	26.68%	17.73%

Ratios to average net assets[f]

Expenses[g]	1.06%	[h]	1.06% [h,i]	1.05%	1.04% [h]	1.07% [h]	1.13%

Expenses incurred in connection with securities sold short	—%		—%	—% [j]	0.01%	—% [j]	—%

Net investment income	3.04%		3.42% [c]	1.93%	2.93% [d]	2.04%	2.16%

Supplemental data

Net assets, end of period (000’s)	$1,293,632		$1,175,972	$1,355,780	$1,128,769	$1,399,294	$1,101,659

Portfolio turnover rate	10.50%		16.43%	32.59%	54.05%	39.05%	41.69%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to a nonrecurring distribution. The amount, although initially recorded as dividend income, is subject to recharacterization once the issuer provides information regarding the actual composition of the distribution. Excluding this amount, the ratio of net investment income to average net assets would have been 2.50%.

dNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.74%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

jRounds to less than 0.01%.

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$18.66		$18.95	$20.33	$24.21	$20.71	$18.59

Income from investment operations[a]:

Net investment income[b]	0.26		0.57 [c]	0.35	0.61 [d]	0.42	0.37

Net realized and unrealized gains (losses)	1.05		(0.18)	(0.26)	(1.66)	4.99	2.84

Total from investment operations	1.31		0.39	0.09	(1.05)	5.41	3.21

Less distributions from:

Net investment income	—		(0.41)	(0.40)	(0.60)	(0.39)	(0.62)

Net realized gains	—		(0.27)	(1.07)	(2.23)	(1.52)	(0.47)

Total distributions	—		(0.68)	(1.47)	(2.83)	(1.91)	(1.09)

Net asset value, end of period	$19.97		$18.66	$18.95	$20.33	$24.21	$20.71

Total return[e]	7.02%		2.12%	0.57%	(4.31)%	26.30%	17.37%

Ratios to average net assets[f]

Expenses[g]	1.31%	[h]	1.31% [h,i]	1.33%	1.34% [h]	1.37% [h]	1.43%

Expenses incurred in connection with securities sold short	—%		—%	—% [j]	0.01%	—% [j]	—%

Net investment income	2.79%		3.17% [c]	1.65%	2.63% [d]	1.74%	1.86%

Supplemental data

Net assets, end of period (000’s)	$759,810		$769,297	$1,033,307	$843,836	$839,655	$653,435

Portfolio turnover rate	10.50%		16.43%	32.59%	54.05%	39.05%	41.69%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to a nonrecurring distribution. The amount, although initially recorded as dividend income, is subject to recharacterization once the issuer provides information regarding the actual composition of the distribution. Excluding this amount, the ratio of net investment income to average net assets would have been 2.25%.

dNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.44%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

jRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	13

FRANKLIN MUTUAL EUROPEAN FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$18.70		$18.97	$20.37	$24.25	$20.79	$18.66

Income from investment operations[a]:

Net investment income[b]	0.19		0.44 [c]	0.19	0.43 [d]	0.24	0.24

Net realized and unrealized gains (losses)	1.06		(0.19)	(0.25)	(1.64)	5.02	2.83

Total from investment operations	1.25		0.25	(0.06)	(1.21)	5.26	3.07

Less distributions from:

Net investment income	—		(0.25)	(0.27)	(0.44)	(0.28)	(0.47)

Net realized gains	—		(0.27)	(1.07)	(2.23)	(1.52)	(0.47)

Total distributions	—		(0.52)	(1.34)	(2.67)	(1.80)	(0.94)

Net asset value, end of period	$19.95		$18.70	$18.97	$20.37	$24.25	$20.79

Total return[e]	6.68%		1.32%	(0.16)%	(4.97)%	25.44%	16.54%

Ratios to average net assets[f]

Expenses[g]	2.06%	[h]	2.06% [h,i]	2.05%	2.04% [h]	2.07% [h]	2.13%

Expenses incurred in connection with securities sold short	—%		—%	—% [j]	0.01%	—% [j]	—%

Net investment income	2.04%		2.42% [c]	0.93%	1.93% [d]	1.04%	1.16%

Supplemental data

Net assets, end of period (000’s)	$194,935		$209,196	$291,752	$216,258	$198,491	$122,438

Portfolio turnover rate	10.50%		16.43%	32.59%	54.05%	39.05%	41.69%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to a nonrecurring distribution. The amount, although initially recorded as dividend income, is subject to recharacterization once the issuer provides information regarding the actual composition of the distribution. Excluding this amount, the ratio of net investment income to average net assets would have been 1.50%.

dNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.74%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

jRounds to less than 0.01%.

14	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Class R

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$18.35		$18.62	$20.04	$23.95	$20.55	$18.47

Income from investment operations[a]:

Net investment income[b]	0.24		0.52 [c]	0.27	0.41 [d]	0.31	0.33

Net realized and unrealized gains (losses)	1.03		(0.18)	(0.23)	(1.49)	5.02	2.81

Total from investment operations	1.27		0.34	0.04	(1.08)	5.33	3.14

Less distributions from:

Net investment income	—		(0.34)	(0.39)	(0.60)	(0.41)	(0.59)

Net realized gains	—		(0.27)	(1.07)	(2.23)	(1.52)	(0.47)

Total distributions	—		(0.61)	(1.46)	(2.83)	(1.93)	(1.06)

Net asset value, end of period	$19.62		$18.35	$18.62	$20.04	$23.95	$20.55

Total return[e]	6.92%		1.86%	0.37%	(4.52)%	26.05%	17.16%

Ratios to average net assets[f]

Expenses[g]	1.56%	[h]	1.56% [h,i]	1.55%	1.54% [h]	1.57% [h]	1.63%

Expenses incurred in connection with securities sold short	—%		—%	—% [j]	0.01%	—% [j]	—%

Net investment income	2.54%		2.92% [c]	1.43%	2.43% [d]	1.54%	1.66%

Supplemental data

Net assets, end of period (000’s)	$622		$626	$997	$421	$133	$46

Portfolio turnover rate	10.50%		16.43%	32.59%	54.05%	39.05%	41.69%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to a nonrecurring distribution. The amount, although initially recorded as dividend income, is subject to recharacterization once the issuer provides information regarding the actual composition of the distribution. Excluding this amount, the ratio of net investment income to average net assets would have been 2.00%.

dNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.24%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

jRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	15

FRANKLIN MUTUAL EUROPEAN FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31,
			2016	2015	2014	2013[a]
Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$19.19		$19.47	$20.85	$24.75	$22.54

Income from investment operations[b]:

Net investment income[c]	0.33		0.66 [d]	0.46	0.75 [e]	0.28

Net realized and unrealized gains (losses)	1.06		(0.17)	(0.28)	(1.71)	3.95

Total from investment operations	1.39		0.49	0.18	(0.96)	4.23

Less distributions from:

Net investment income	—		(0.50)	(0.49)	(0.71)	(0.50)

Net realized gains	—		(0.27)	(1.07)	(2.23)	(1.52)

Total distributions	—		(0.77)	(1.56)	(2.94)	(2.02)

Net asset value, end of period	$20.58		$19.19	$19.47	$20.85	$24.75

Total return[f]	7.24%		2.53%	0.98%	(3.88)%	18.99%

Ratios to average net assets[g]

Expenses[h]	0.89%	[i]	0.89% [i,j]	0.89%	0.89% [i]	0.90% [i]

Expenses incurred in connection with securities sold short	—%		—%	—% [k]	0.01%	—% [k]

Net investment income	3.21%		3.59% [d]	2.09%	3.08%[e]	2.21%

Supplemental data

Net assets, end of period (000’s)	$352,701		$311,784	$373,904	$334,396	$317,690

Portfolio turnover rate	10.50%		16.43%	32.59%	54.05%	39.05%

aFor the period May 1, 2013 (effective date) to December 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.17 per share related to a nonrecurring distribution. The amount, although initially recorded as dividend income, is subject to recharacterization once the issuer provides information regarding the actual composition of the distribution. Excluding this amount, the ratio of net investment income to average net assets would have been 2.67%.

eNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.89%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

iBenefit of expense reduction rounds to less than 0.01%.

jBenefit of waiver and payments by affiliates rounds to less than 0.01%.

kRounds to less than 0.01%.

16	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

        FRANKLIN MUTUAL EUROPEAN FUND

Statement of Investments, June 30, 2017 (unaudited)

		Country	Shares	Value
	Common Stocks 86.3%
	Auto Components 1.3%
	Cie Generale des Etablissements Michelin, B	France	266,730	$35,463,860

	Automobiles 1.5%
	Peugeot SA	France	1,908,840	38,080,205

	Banks 7.3%
	Allied Irish Banks PLC	Ireland	5,022,410	28,397,396
	BNP Paribas SA	France	521,020	37,529,219
	HSBC Holdings PLC	United Kingdom	2,732,076	25,327,025
	Societe Generale SA	France	749,030	40,306,351
a	Standard Chartered PLC	United Kingdom	5,207,966	52,722,423
a	Unicaja Banco SA	Spain	4,389,140	5,865,789

				190,148,203

	Capital Markets 0.2%
	Oslo Bors VPS Holding ASA	Norway	340,000	4,521,547

	Chemicals 0.9%
	Lanxess AG	Germany	315,304	23,874,741

	Commercial Services & Supplies 1.7%
	G4S PLC	United Kingdom	10,283,548	43,720,746

	Communications Equipment 2.8%
	Nokia OYJ, A	Finland	5,254,934	32,143,111
	Nokia OYJ, ADR	Finland	6,476,564	39,895,634

				72,038,745

	Construction & Engineering 2.1%
	FLSmidth & Co. AS	Denmark	853,319	53,930,123

	Construction Materials 2.7%
	LafargeHolcim Ltd., B	Switzerland	1,216,211	69,642,747

	Diversified Telecommunication Services 8.7%
	Deutsche Telekom AG	Germany	4,071,986	73,117,272
	Hellenic Telecommunications Organization SA	Greece	3,445,216	41,478,040
	Koninklijke KPN NV	Netherlands	21,300,825	68,150,759
a	Telecom Italia SpA	Italy	46,272,034	42,706,218

				225,452,289

	Electric Utilities 3.5%
	Enel SpA	Italy	17,015,605	91,232,934

	Food & Staples Retailing 2.9%
	Carrefour SA	France	1,567,550	39,660,327
	Metro AG	Germany	1,062,013	35,852,708

				75,513,035

	Hotels, Restaurants & Leisure 3.2%
	Accor SA	France	1,810,220	84,869,722

	Industrial Conglomerates 3.5%
	Koninklijke Philips NV	Netherlands	2,568,158	91,216,512

	Insurance 14.1%
	Ageas	Belgium	1,192,769	48,039,648
	Direct Line Insurance Group PLC	United Kingdom	11,324,835	52,425,639
	Lancashire Holdings Ltd	United Kingdom	3,612,800	32,776,266
	NN Group NV	Netherlands	2,111,854	75,069,693
	RSA Insurance Group PLC	United Kingdom	10,023,189	80,357,868

franklintempleton.com	Semiannual Report	17

FRANKLIN MUTUAL EUROPEAN FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

		Country	Shares	Value
	Common Stocks (continued)
	Insurance (continued)
	XL Group Ltd.	Bermuda	1,794,560	$78,601,728

				367,270,842

	IT Services 0.3%
	Capgemini SE	France	87,396	9,032,445

	Machinery 2.4%
	CNH Industrial NV	United Kingdom	2,999,447	33,969,963
	CNH Industrial NV, special voting	United Kingdom	833,461	9,439,286
[a]	Vossloh AG	Germany	293,290	18,854,391

				62,263,640

	Marine 1.7%
	A.P. Moeller-Maersk AS, B	Denmark	21,741	43,719,468

	Media 1.1%
	Sky PLC	United Kingdom	2,284,938	29,583,887

	Metals & Mining 2.3%
	thyssenkrupp AG	Germany	859,109	24,410,266
	Voestalpine AG	Austria	762,829	35,550,730

				59,960,996

	Multi-Utilities 1.0%
	innogy SE	Germany	644,199	25,360,598

	Oil, Gas & Consumable Fuels 6.0%
	BP PLC	United Kingdom	8,930,241	51,506,877
[a]	Cairn Energy PLC	United Kingdom	9,565,171	21,454,595
[a]	Repsol SA	Spain	485,520	7,431,442
	Royal Dutch Shell PLC, A (EUR Traded)	United Kingdom	1,241,414	32,947,349
	Royal Dutch Shell PLC, A (GBP Traded)	United Kingdom	1,603,748	42,510,379

				155,850,642

	Pharmaceuticals 7.0%
	GlaxoSmithKline PLC	United Kingdom	2,554,947	54,428,564
	Novartis AG	Switzerland	1,011,384	84,180,906
	Sanofi	France	450,899	43,139,698

				181,749,168

	Road & Rail 0.0%
[a,b,c]	Euro Wagon LP	Jersey Islands	16,127,149	—

	Specialty Retail 2.0%
[a]	Dufry AG	Switzerland	14,723	2,412,499
	Hornbach Holding AG & Co. KGaA	Germany	213,786	18,375,829
	Kingfisher PLC	United Kingdom	7,902,254	30,951,296

				51,739,624

	Tobacco 0.4%
	Imperial Brands PLC	United Kingdom	241,805	10,861,503

	Trading Companies & Distributors 2.9%
	Kloeckner & Co. SE	Germany	3,031,653	31,927,990
	Rexel SA	France	2,611,972	42,738,995

				74,666,985

	Wireless Telecommunication Services 2.8%
	Vodafone Group PLC	United Kingdom	25,502,548	72,332,948

	Total Common Stocks (Cost $2,067,322,396)			2,244,098,155

18	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

		Country	Shares	Value

	Preferred Stocks 4.3%
	Auto Components 1.7%
[d]	Schaeffler AG, 3.987%, pfd	Germany	3,156,455	$45,212,477

	Automobiles 2.6%
[d]	Volkswagen AG, 1.545%, pfd	Germany	446,068	67,944,648

	Total Preferred Stocks (Cost $116,912,951)			113,157,125

	Total Investments before Short Term Investments (Cost $2,184,235,347)			2,357,255,280

			Principal Amount
	Short Term Investments 10.7%
	U.S. Government and Agency Securities 10.7%
e	FHLB,
	7/03/17	United States	$42,800,000	42,800,000
	7/05/17	United States	5,500,000	5,499,697
e	U.S. Treasury Bill,
	8/17/17	United States	35,000,000	34,961,010
	[f]8/24/17	United States	40,000,000	39,947,720
	[f]8/31/17 - 11/16/17	United States	30,000,000	29,927,660
	12/14/17	United States	30,000,000	29,853,240
	7/20/17 - 12/21/17	United States	96,000,000	95,777,039

	Total U.S. Government and Agency Securities (Cost $278,782,127)			278,766,366

	Total Investments (Cost $2,463,017,474) 101.3%			2,636,021,646
	Other Assets, less Liabilities (1.3)%			(34,320,529)

	Net Assets 100.0%			$2,601,701,117

aNon-income producing.

bSee Note 11 regarding holdings of 5% voting securities.

cSee Note 9 regarding restricted securities.

dVariable rate security. The rate shown represents the yield at period end.

eThe security was issued on a discount basis with no stated coupon rate.

fA portion or all of the security has been segregated as collateral for open forward contracts. At June 30, 2017, the aggregate value of these securities and/or cash pledged amounted to $63,137,648, representing 2.4% of net assets.

franklintempleton.com	Semiannual Report	19

FRANKLIN MUTUAL EUROPEAN FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

At June 30, 2017, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Currency Contracts
EUR/USD	Short	3,590	$514,581,625	9/18/17	$ —	$(9,039,056)
GBP/USD	Short	2,514	204,969,563	9/18/17	—	(4,207,049)

Total Futures Contracts					$ —	$(13,246,105)

Net unrealized appreciation (depreciation)						$(13,246,105)

At June 30, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Euro	BOFA	Buy	2,443,192	$2,793,367	7/12/17	$—	$(752)
Euro	BOFA	Buy	6,964,432	7,892,460	7/12/17	68,019	—
Euro	BOFA	Sell	327,686	349,203	7/12/17	—	(25,349)
Euro	BONY	Buy	4,095,101	4,659,626	7/12/17	21,152	—
Euro	FBCO	Sell	41,024,258	44,157,281	7/12/17	—	(2,734,234)
Euro	HSBK	Buy	7,451,714	8,412,116	7/12/17	105,336	—
Euro	SSBT	Buy	19,650,973	22,067,098	7/12/17	394,340	—
Euro	SSBT	Sell	41,024,258	44,144,153	7/12/17	—	(2,747,362)
Euro	UBSW	Buy	7,961,216	9,015,858	7/12/17	83,965	—
British Pound	BOFA	Buy	9,768,216	12,523,046	7/13/17	206,273	—
British Pound	BONY	Sell	11,544,835	14,500,776	7/13/17	—	(543,718)
British Pound	HSBK	Buy	820,053	1,044,436	7/13/17	24,205	—
British Pound	HSBK	Sell	22,417,619	27,273,612	7/13/17	—	(1,939,605)
British Pound	SSBT	Buy	759,893	968,013	7/13/17	22,231	—
British Pound	SSBT	Sell	22,417,619	27,255,812	7/13/17	—	(1,957,404)
British Pound	UBSW	Buy	2,470,833	3,158,698	7/13/17	61,135	—
Norwegian Krone	BONY	Sell	6,233,095	728,689	7/25/17	—	(18,503)
Norwegian Krone	HSBK	Sell	31,165,526	3,604,326	7/25/17	—	(131,642)
Norwegian Krone	UBSW	Buy	679,000	80,646	7/25/17	750	—
Euro	BOFA	Sell	842,962	911,819	7/26/17	—	(52,461)
Euro	HSBK	Sell	63,948,257	68,270,757	7/26/17	—	(4,880,802)
Euro	SSBT	Sell	141,454	153,559	7/26/17	—	(8,253)
Euro	UBSW	Sell	52,904,276	56,356,280	7/26/17	—	(4,161,870)
British Pound	BOFA	Sell	7,070,725	8,667,387	8/14/17	—	(555,998)
British Pound	BONY	Sell	274,276	337,241	8/14/17	—	(20,537)
British Pound	HSBK	Sell	34,398,778	43,247,559	8/14/17	—	(1,623,817)
British Pound	SSBT	Sell	6,464,200	8,020,167	8/14/17	—	(412,038)
British Pound	UBSW	Sell	33,746,848	42,455,029	8/14/17	—	(1,565,938)
Euro	BOFA	Sell	61,018,440	65,980,474	8/18/17	—	(3,901,478)
Euro	BONY	Sell	5,671,469	6,195,680	8/18/17	—	(299,625)
Euro	HSBK	Sell	28,142,625	30,512,876	8/18/17	—	(1,717,734)
Euro	SSBT	Sell	53,397,469	57,519,730	8/18/17	—	(3,634,233)
Euro	UBSW	Sell	16,541,033	17,723,389	8/18/17	—	(1,220,386)
Euro	BOFA	Sell	73,164,287	78,692,278	10/10/17	—	(5,343,847)
Euro	BONY	Sell	1,632,821	1,784,381	10/10/17	—	(91,069)

20	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Euro	HSBK	Sell	57,956,168	$62,451,731	10/10/17	$—	$(4,116,426)
Euro	SSBT	Sell	1,827,838	2,021,550	10/10/17	—	(77,895)
Euro	UBSW	Sell	2,882,432	3,184,871	10/10/17	—	(125,875)
Euro	BOFA	Sell	1,192,909	1,332,564	10/18/17	—	(38,234)
Euro	BONY	Sell	9,693,163	10,665,174	10/18/17	—	(473,450)
Euro	HSBK	Sell	57,418,784	61,636,313	10/18/17	—	(4,344,857)
Euro	SSBT	Sell	964,889	1,062,537	10/18/17	—	(46,238)
Euro	UBSW	Sell	56,804,808	60,948,463	10/18/17	—	(4,327,173)
British Pound	BOFA	Sell	2,074,303	2,716,460	10/24/17	4,790	—
British Pound	BOFA	Sell	4,652,777	6,032,180	10/24/17	—	(50,246)
British Pound	BONY	Sell	48,089	62,392	10/24/17	—	(473)
British Pound	HSBK	Sell	408,197	533,775	10/24/17	152	—
British Pound	HSBK	Sell	5,422,358	7,052,889	10/24/17	—	(35,585)
British Pound	SSBT	Sell	11,787,672	15,418,659	10/24/17	9,016	—
British Pound	SSBT	Sell	74,055,175	95,537,254	10/24/17	—	(1,272,688)
British Pound	UBSW	Sell	2,694,007	3,497,852	10/24/17	—	(23,935)
Euro	BOFA	Sell	63,372,204	69,816,207	11/06/17	—	(3,085,580)
Euro	HSBK	Sell	2,855,227	3,147,145	11/06/17	—	(137,436)
Euro	SSBT	Sell	12,386,772	13,836,396	11/06/17	—	(413,035)
Euro	UBSW	Sell	67,116,221	73,943,032	11/06/17	—	(3,265,778)
Euro	BOFA	Sell	76,666,580	85,829,531	11/20/17	—	(2,436,696)
Euro	SSBT	Sell	11,089,855	12,531,414	11/20/17	—	(236,335)
Euro	UBSW	Sell	65,657,830	73,387,726	11/20/17	—	(2,204,127)
British Pound	BOFA	Sell	649,465	851,210	11/24/17	1,393	—
British Pound	BONY	Sell	39,228,234	51,367,490	11/24/17	37,788	—
British Pound	HSBK	Sell	290,567	380,442	11/24/17	239	—
British Pound	SSBT	Sell	165,599	215,614	11/24/17	—	(1,071)
British Pound	SSBT	Sell	1,648,729	2,158,916	11/24/17	1,572	—
British Pound	UBSW	Sell	1,245,425	1,627,724	11/24/17	—	(1,900)
British Pound	UBSW	Sell	39,831,454	52,149,276	11/24/17	30,267	—

Total Forward Exchange Contracts						$1,072,623	$(66,303,688)

Net unrealized appreciation (depreciation)							$(65,231,065)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 10 regarding other derivative information.

See Abbreviations on page 38.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	21

FRANKLIN MUTUAL EUROPEAN FUND

Financial Statements

Statement of Assets and Liabilities

June 30, 2017 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,456,734,965
Cost - Controlled affiliates (Note 11)	6,282,509

Total cost of investments	$2,463,017,474

Value - Unaffiliated issuers	$2,636,021,646
Value - Controlled affiliates (Note 11)	—

Total value of investments	2,636,021,646
Cash	61,021
Foreign currency, at value (cost $9,345,036)	9,354,042
Receivables:
Investment securities sold	5,511,997
Capital shares sold	5,150,459
Dividends and interest	10,690,244
European Union tax reclaims	2,349,070
Due from brokers	13,413,960
Variation margin	215,263
Unrealized appreciation on OTC forward exchange contracts	1,072,623
Other assets	1,611

Total assets	2,683,841,936

Liabilities:
Payables:
Investment securities purchased	5,510,933
Capital shares redeemed	6,783,442
Management fees	1,857,050
Distribution fees	661,547
Transfer agent fees	575,732
Trustees’ fees and expenses	96,540
Unrealized depreciation on OTC forward exchange contracts	66,303,688
Accrued expenses and other liabilities	351,887

Total liabilities	82,140,819

Net assets, at value	$2,601,701,117

Net assets consist of:
Paid-in capital	$2,600,954,634
Undistributed net investment income	70,138,918
Net unrealized appreciation (depreciation)	94,636,587
Accumulated net realized gain (loss)	(164,029,022)

Net assets, at value	$2,601,701,117

22	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2017 (unaudited)

Class Z:
Net assets, at value	$1,293,632,271

Shares outstanding	62,859,062

Net asset value and maximum offering price per share	$20.58

Class A:
Net assets, at value	$759,810,143

Shares outstanding	38,038,938

Net asset value per share[a]	$19.97

Maximum offering price per share (net asset value per share ÷ 94.25%)	$21.19

Class C:
Net assets, at value	$194,935,353

Shares outstanding	9,771,914

Net asset value and maximum offering price per share[a]	$19.95

Class R:
Net assets, at value	$622,431

Shares outstanding	31,721

Net asset value and maximum offering price per share	$19.62

Class R6:
Net assets, at value	$352,700,919

Shares outstanding	17,137,532

Net asset value and maximum offering price per share	$20.58

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	23

FRANKLIN MUTUAL EUROPEAN FUND

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2017 (unaudited)

Investment income:
Dividends (net of foreign taxes of $5,516,115)	$ 50,930,647
Interest	938,949

Total investment income	51,869,596

Expenses:
Management fees (Note 3a)	10,774,614
Distribution fees: (Note 3c)
Class A	952,673
Class C	1,004,864
Class R	1,548
Transfer agent fees: (Note 3e)
Class Z	1,050,248
Class A	646,090
Class C	170,434
Class R	526
Class R6	574
Custodian fees (Note 4)	118,350
Reports to shareholders	113,779
Registration and filing fees	96,523
Professional fees	75,116
Trustees’ fees and expenses	43,154
Other	33,906

Total expenses	15,082,399
Expense reductions (Note 4)	(15,380)

Net expenses	15,067,019

Net investment income	36,802,577

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	37,931,717
Foreign currency transactions	25,323,996
Futures contracts	(25,859,248)

Net realized gain (loss)	37,396,465

Net change in unrealized appreciation (depreciation) on:
Investments	232,952,768
Translation of other assets and liabilities denominated in foreign currencies	(113,916,096)
Futures contracts	(19,395,956)

Net change in unrealized appreciation (depreciation)	99,640,716

Net realized and unrealized gain (loss)	137,037,181

Net increase (decrease) in net assets resulting from operations	$173,839,758

24	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$ 36,802,577	$ 86,670,906
Net realized gain (loss)	37,396,465	(142,742,912)
Net change in unrealized appreciation (depreciation)	99,640,716	80,746,396

Net increase (decrease) in net assets resulting from operations	173,839,758	24,674,390

Distributions to shareholders from:
Net investment income:
Class Z	—	(28,255,499)
Class A	—	(16,888,293)
Class C	—	(2,839,954)
Class R	—	(11,461)
Class R6	—	(7,900,715)
Net realized gains:
Class Z	—	(16,457,536)
Class A	—	(12,347,412)
Class C	—	(3,328,152)
Class R	—	(12,030)
Class R6	—	(4,582,657)

Total distributions to shareholders	—	(92,623,709)

Capital share transactions: (Note 2)
Class Z	31,940,683	(153,067,905)
Class A	(61,445,825)	(238,121,733)
Class C	(27,401,005)	(74,322,720)
Class R	(45,650)	(342,532)
Class R6	17,937,924	(55,061,378)

Total capital share transactions	(39,013,873)	(520,916,268)

Net increase (decrease) in net assets	134,825,885	(588,865,587)
Net assets:
Beginning of period	2,466,875,232	3,055,740,819

End of period	$2,601,701,117	$2,466,875,232

Undistributed net investment income included in net assets:
End of period	$ 70,138,918	$ 33,336,341

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	25

FRANKLIN MUTUAL EUROPEAN FUND

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting
Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual European Fund (Fund) is included in this report. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these

26	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions,

franklintempleton.com	Semiannual Report	27

FRANKLIN MUTUAL EUROPEAN FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

c. Derivative Financial Instruments (continued)

including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 10 regarding other derivative information.

d. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund. At June 30, 2017, the Fund had no securities sold short.

e. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than

28	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations, if any. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2017, the Fund had no securities on loan.

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

franklintempleton.com	Semiannual Report	29

FRANKLIN MUTUAL EUROPEAN FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

g. Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

h. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	8,948,874	$178,225,284	15,887,532	$289,620,406
Shares issued in reinvestment of distributions	—	—	2,149,123	40,692,946
Shares redeemed	(7,334,775)	(146,284,601)	(26,381,377)	(483,381,257)

Net increase (decrease)	1,614,099	$31,940,683	(8,344,722)	$(153,067,905)

Class A Shares:
Shares sold	7,272,796	$139,852,190	8,051,045	$142,359,812
Shares issued in reinvestment of distributions	—	—	1,310,378	24,063,648
Shares redeemed	(10,461,332)	(201,298,015)	(22,672,948)	(404,545,193)

Net increase (decrease)	(3,188,536)	$(61,445,825)	(13,311,525)	$(238,121,733)

Class C Shares:
Shares sold	663,610	$13,044,200	1,157,702	$20,444,715
Shares issued in reinvestment of distributions	—	—	316,883	5,796,600
Shares redeemed	(2,076,019)	(40,445,205)	(5,665,889)	(100,564,035)

Net increase (decrease)	(1,412,409)	$(27,401,005)	(4,191,304)	$(74,322,720)

Class R Shares:
Shares sold	2,829	$52,999	8,245	$141,919
Shares issued in reinvestment of distributions	—	—	1,306	23,491
Shares redeemed	(5,225)	(98,649)	(28,993)	(507,942)

Net increase (decrease)	(2,396)	$(45,650)	(19,442)	$(342,532)

30	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount

Class R6 Shares:
Shares sold	2,621,596	$52,823,776	4,455,100	$81,890,311
Shares issued in reinvestment of distributions	—	—	577,663	10,934,416
Shares redeemed	(1,735,105)	(34,885,852)	(7,987,118)	(147,886,105)

Net increase (decrease)	886,491	$17,937,924	(2,954,355)	$(55,061,378)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.875%	Up to and including $1 billion
0.845%	Over $1 billion, up to and including $2 billion
0.825%	Over $2 billion, up to and including $5 billion
0.805%	In excess of $5 billion

For the period ended June 30, 2017, the annualized effective investment management fee rate was 0.852% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

franklintempleton.com	Semiannual Report	31

FRANKLIN MUTUAL EUROPEAN FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

c. Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$72,815
CDSC retained	$84,970

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2017, the Fund paid transfer agent fees of $1,867,872, of which $923,671 was retained by Investor Services.

f. Other Affiliated Transactions

At June 30, 2017, one or more of the funds in Franklin Fund Allocator Series owned 11.0% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

32	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

During the period ended June 30, 2017, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at June 30, 2017	$94,726
[b]Increase in projected benefit obligation	$787
Benefit payments made to retired trustees	$(1,226)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.

bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

At December 31, 2016, the capital loss carryforwards were as follows:

Capital loss carryforwards:
Short term	$ 8,537,172
Long term	130,183,125

Total capital loss carryforwards	$138,720,297

At June 30, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$2,470,998,735

Unrealized appreciation	$ 277,672,328
Unrealized depreciation	(112,649,417)

Net unrealized appreciation (depreciation)	$ 165,022,911

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2017, aggregated $239,175,678 and $306,867,571, respectively.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

franklintempleton.com	Semiannual Report	33

FRANKLIN MUTUAL EUROPEAN FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

9. Restricted Securities (continued)

At June 30, 2017, investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Shares	Issuer	Acquisition Date	Cost	Value
16,127,149	Euro Wagon LP (Value is —% of Net Assets)	12/08/05 - 1/02/08	$6,282,509	$—

10. Other Derivative Information

At June 30, 2017, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts			Variation margin	$13,246,105	[a]
	Unrealized appreciation on OTC forward exchange contracts	$1,072,623	Unrealized depreciation on OTC forward exchange contracts	66,303,688

Totals		$1,072,623		$79,549,793

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended June 30, 2017, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period		Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:			Net change in unrealized appreciation (depreciation) on:
Foreign exchange contracts	Foreign currency transactions	$24,586,418	[a]	Translation of other assets and liabilities denominated in foreign currencies	$(114,586,273)	[a]
	Futures contracts	(25,859,248)		Futures contracts	(19,395,956)

Totals		$(1,272,830)			$(133,982,229)

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the period ended June 30, 2017, the average month end notional amount of futures contracts represented $688,078,209. The average month end contract value of forward exchange contracts was $1,322,383,953.

At June 30, 2017, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$1,072,623	$66,303,688

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

34	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

At June 30, 2017, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Received	Net Amount (Not less than zero)
Counterparty
BOFA	$ 280,475	$ (280,475)	$ —	$ —	$ —
BONY	58,940	(58,940)	—	—	—
FBCO	—	—	—	—	—
HSBK	129,932	(129,932)	—	—	—
SSBT	427,159	(427,159)	—	—	—
UBSW	176,117	(176,117)	—	—	—

Total	$1,072,623	$(1,072,623)	$ —	$ —	$ —

At June 30, 2017, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged[b,c]	Cash Collateral Pledged	Net Amount (Not less than zero)
Counterparty
BOFA	$15,490,641	$ (280,475)	$(15,210,166)	$ —	$ —
BONY	1,447,375	(58,940)	(838,834)	—	549,601
FBCO	2,734,234	—	(2,734,234)	—	—
HSBK.	18,927,904	(129,932)	(18,105,181)	—	692,791
SSBT	10,806,552	(427,159)	(8,973,036)	—	1,406,357
UBSW	16,896,982	(176,117)	(16,720,865)	—	—

Total	$66,303,688	$(1,072,623)	$(62,582,316)	$ —	$2,648,749

bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein. cSee the accompanying Statement of Investments for securities pledged as collateral for derivatives.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 38.

franklintempleton.com	Semiannual Report	35

FRANKLIN MUTUAL EUROPEAN FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

11. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the period ended June 30, 2017, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)
Controlled Affiliates[a]
Euro WagonLP (Value is —% of Net Assets)	16,127,149	—	—	16,127,149	$ —	$ —	$ —

aIssuer in which the Fund owns 25% or more of the outstanding voting securities.

12. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2017, the Fund did not use the Global Credit Facility.

13. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

36	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

A summary of inputs used as of June 30, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:
Equity Investments:[a]
Machinery	$52,824,354	$9,439,286	$—		$62,263,640
All Other Equity Investments[b]	2,294,991,640	—	—	[c]	2,294,991,640
Short Term Investments	230,466,669	48,299,697	—		278,766,366

Total Investments in Securities	$2,578,282,663	$57,738,983	$—		$2,636,021,646

Other Financial Instruments:
Forward Exchange Contracts	$—	$1,072,623	$—		$1,072,623

Liabilities:
Other Financial Instruments:
Futures Contracts	$13,246,105	$—	$—		$13,246,105
Forward Exchange Contracts	—	66,303,688	—		66,303,688

Total Other Financial Instruments	$13,246,105	$66,303,688	$—		$79,549,793

aIncludes common and preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

cIncludes securities determined to have no value at June 30, 2017.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

14. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08, Receivables—
Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

15. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.

16. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

franklintempleton.com	Semiannual Report	37

FRANKLIN MUTUAL EUROPEAN FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Abbreviations

Counterparty		Currency		Selected Portfolio
BOFA	Bank of America N.A.	EUR	Euro	ADR	American Depositary Receipt
BONY	The Bank of New York Mellon Corp.	GBP	British Pound	FHLB	Federal Home Loan Bank
FBCO	Credit Suisse International	USD	United States Dollar
HSBK	HSBC Bank PLC
SSBT	State Street Bank and Trust Co., N.A.
UBSW	UBS AG

38	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL EUROPEAN FUND

Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN MUTUAL SERIES FUNDS

Franklin Mutual European Fund

(“Fund”)

The Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at an in-person meeting held on May 22, 2017, unanimously approved the renewal of the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such renewal, the independent trustees participated in two other meetings held in connection with the renewal process. Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreement. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, asset segregation, portfolio turnover, Rule 12b-1 plan, distribution, shareholder servicing, legal and compliance matters, pricing of securities, sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged to funds within the Franklin Templeton Investments (FTI) complex in comparison with those charged to other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients. The Board also noted that it received an annual report on all payments made by FTI or the Fund to financial intermediaries engaged in the sale of Fund shares, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge Financial Solutions, Inc., an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters.

Particular attention was given to management’s diligent risk management program, including continual monitoring and management of cybersecurity, liquidity and counterparty credit risk, and attention given to derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments are used to carry out the Fund’s investment goal(s). The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as

franklintempleton.com	Semiannual Report	39

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL EUROPEAN FUND

SHAREHOLDER INFORMATION

well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. In addition, the Board received updates from management on the SEC’s progress in implementing the rule-making requirements established by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), which was enacted July 21, 2010, and the investment manager’s compliance with rules and regulations already promulgated by the SEC under such act.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided, and to be provided, by the investment manager. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of pre-designated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of shareholders of the Fund. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group of funds, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The Board considered the investment manager’s significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The Board considered the nature, extent and quality of the services to be provided under the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided, and to be provided, by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2016. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions

40	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL EUROPEAN FUND

SHAREHOLDER INFORMATION

on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods.

The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition, particular attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional European region funds. The Fund had total returns in the second-best performing quintile for the one-year period ended December 31, 2016, and had annualized total returns for the three- and five-year periods also in the second-best performing quintile. The trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2016 was in the best performing quintile. The trustees were satisfied with such comparative performance.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s goals.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the renewal process, the trustees explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most

recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the second-most expensive quintile of its Lipper expense group and its total expenses were in the second-least expensive quintile of such group. The Board was satisfied with such comparative fees and expenses.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2016, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board,

franklintempleton.com	Semiannual Report	41

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL EUROPEAN FUND

SHAREHOLDER INFORMATION

the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act, the Dodd-Frank Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the investment manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided to such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee and that the Board regularly evaluates whether additional breakpoints are appropriate. The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee and expense ratio of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

42	Semiannual Report	franklintempleton.com

This page intentionally left blank.

This page intentionally left blank.

Semiannual Report and Shareholder Letter

Franklin Mutual European Fund

Investment Manager

Franklin Mutual Advisers, LLC

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301 - (Class A, C, R & R6)

(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	478 S 08/17

Semiannual Report and Shareholder Letter June 30, 2017

Franklin Mutual Quest Fund

A SERIES OF FRANKLIN MUTUAL SERIES FUNDS

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Franklin Mutual Quest Fund Shareholder:

The first half of 2017 saw most equity markets continue their long move upwards. The Standard & Poor’s 500® Index (S&P 500®) posted a +9.34% total return and the MSCI World Index delivered a +11.02% total return.1

The political uncertainty and unpredictability of recent years has continued in 2017. In the U.S., President Trump has continued his unconventional governance approach, while Congress has remained relentlessly partisan, leading to significant uncertainty about policies and legislation. The financial markets expected “business friendly” moves, but specific legislative progress on issues such as health care, tax reform and infrastructure did not come to fruition. In the U.K., a surprise election was called in April when the Conservative Party held a huge polling lead, but at the June election the Tories lost their majority in Parliament. Recent elections in France went according to expectations, lending some much appreciated stability there.

Despite these generally unsettling events, the global economy continued its slow expansion since the Great Recession. Unemployment also continued to decline in most developed markets. Wage growth showed signs of acceleration and in the U.S. interest rates began to rise, perhaps signaling the first steps toward monetary normalization.

Equity markets appreciated as economic fundamentals improved. Valuation is, of course, a critical factor in our analysis and we always ask ourselves if current and potential investments represent an attractive balance of risk and reward. As some equity markets reached all-time highs, we maintained our focus on individual investments and the prospects for each business in the context of its valuation and the backdrop of potential political and economic risks.

In many equity markets, growth stocks outperformed value stocks during the period. For example, the S&P 500 Growth Index returned +13.33%, while the S&P 500 Value Index returned +4.85%.1 The difference in performance was driven in part by a significant rally in Internet and software stocks, which dominated the S&P 500 Growth Index. We do not know how long these trends will continue, but historically, periods of strong performance by growth stocks have eventually been followed by relatively weaker performance. In addition, the S&P 500 Value Index has components that we believe are facing disruption from new technology (e.g., the rapid market share shift to online retailing from traditional bricks and mortar dominated retailers that are often labeled as value stocks). Exacerbating the disruption is the reality that many new technology companies are able to innovate without the need to show immediate profits.

Amid dynamic markets and evolving economic conditions, we believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook will be well positioned for the years ahead.

On the following pages, the Fund’s portfolio management team discusses the economic environment during the first six months of 2017 and reviews investment decisions made during this

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

franklintempleton.com	Not part of the semiannual report	1

period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

Peter A. Langerman

Chairman, President and Chief Executive Officer

Franklin Mutual Advisers, LLC

This letter reflects our analysis and opinions as of June 30, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Contents

Semiannual Report

Franklin Mutual Quest Fund	3

Performance Summary	10

Your Fund’s Expenses	12

Financial Highlights and Statement of Investments	13

Financial Statements	25

Notes to Financial Statements	29

Shareholder Information	44

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2	Not part of the semiannual report	franklintempleton.com

Semiannual Report

Franklin Mutual Quest Fund

This semiannual report for Franklin Mutual Quest Fund covers the period ended June 30, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal. Its strategy is focused mainly on what the investment manager believes are undervalued mid- to large cap equity securities with a significant portion of its assets in foreign securities and, to a lesser extent, in the securities of distressed companies and merger arbitrage securities. The Fund may invest a substantial portion, potentially up to 100% of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt.

Performance Overview

The Fund’s Class Z shares delivered a +2.90% cumulative total return for the six months ended June 30, 2017. In comparison, the Fund’s benchmark, the MSCI World Index, which tracks stock performance in global developed markets, generated a total return of +11.02%.1 Also for comparison, the Fund’s secondary benchmark, the Bloomberg Barclays U.S. Corporate High Yield Index, which measures the U.S. corporate market of non-investment grade, fixed-rate corporate bonds, defined as the middle or lower ratings of Moody’s, Fitch and Standard & Poor’s (Ba1/BB+/BB+), posted a +4.93% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 10.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy generally expanded during the period under review. In this environment, global developed and emerging market stocks, as measured by the MSCI All Country

Asset Allocation*

Based on Total Net Assets as of 6/30/17

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

World Index, generated a total return of +11.82%. Global markets were aided by improved industrial commodity prices at certain points during the period, generally upbeat economic data across regions, investor optimism about pro-growth and pro-business policies in the U.S., hopes of tax reforms under the Trump administration, Emmanuel Macron’s election as France’s president and encouraging corporate earnings reports.

However, global markets reflected investor concerns about the timing and economic effects of the U.K.’s exit from the European Union (also known as “Brexit”). Other headwinds included the health of European banks, concerns about political uncertainty in the U.S. and European Union, geopolitical tensions in certain regions, worries about global oversupply in oil production despite a pact to extend cuts, and comments toward period-end from key central bankers around the world about potentially raising interest rates.

U.S. economic growth decelerated in 2017’s first quarter, largely due to slower growth in consumer spending and declines in private inventory investment and government spending. However, growth accelerated in the second quarter due to increases in consumer spending, business investment and federal government spending. The unemployment rate decreased from 4.7% in December 2016 to 4.4% at

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 18.

franklintempleton.com	Semiannual Report	3

FRANKLIN MUTUAL QUEST FUND

period-end.2 Annual inflation, as measured by the Consumer Price Index, decreased from 2.1% to 1.6% during the period. After increasing its benchmark interest rate in March, the U.S. Federal Reserve (Fed), at its June meeting, made the widely anticipated increase to its target range for the federal funds rate from 0.75%–1.00% to 1.00%–1.25%, amid signs of a growing U.S. economy, a strengthening labor market and an improvement in business spending.

In Europe, the U.K.’s economy grew at a slower rate in 2017’s first quarter over the previous quarter, largely due to slower growth in household spending. The eurozone’s growth increased in the first quarter over the previous quarter. The bloc’s annual inflation rate fluctuated during the reporting period and ended slightly higher from where it began. During the period, the European Central Bank kept its key policy rates unchanged.

In Asia, Japan’s quarterly gross domestic product (GDP) remained unchanged in 2017’s first quarter compared to 2016’s fourth quarter. In April 2017, the Bank of Japan (BOJ) slightly increased its GDP forecasts for the 2017–2018 fiscal year. However, the BOJ lowered its inflation forecast.

In emerging markets, Brazil’s quarterly GDP grew for the first time in two years, as its first-quarter 2017 GDP grew compared to the previous quarter. The country’s central bank cut its benchmark interest rate four times between January and June 2017 to spur economic growth. Russia’s GDP grew in 2017’s first quarter compared to the prior-year period. The Bank of Russia reduced its key interest rate in March, April and June 2017 to try to revive its economy. China’s economy grew faster in the first half of 2017 compared to the first half of 2016, driven by solid growth in industrial production, services, fixed-asset investment, retail sales, and imports and exports. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose during the period.

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented

Geographic Composition*

Based on Total Net Assets as of 6/30/17

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but also reduces the risk of substantial declines, in our opinion. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in

2. Source: Bureau of Labor Statistics.

4	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL QUEST FUND

bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and avoid rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”? To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

Many equity markets posted meaningful gains in 2017’s first half, across most regions and with minimal volatility. Global markets were aided by generally upbeat economic data, improved corporate earnings in the U.S., Europe and Japan, as well as improved industrial commodity prices at certain points during the period. However, those largely positive headline conditions overshadowed a fair amount of turbulence and uncertainty.

In the U.S., markets began 2017 rallying as investors hoped that a Republican sweep of U.S. elections in November 2016 would lead to a general loosening in regulations and tax reform, including lower corporate tax rates. However, political gridlock took hold. The political drama in Washington, D.C., tempered the rally in U.S. markets overall. Many stocks that led the way in the post-election rally subsequently gave back some or all of their outperformance, particularly value stocks dominated by companies in cyclical sectors most likely to benefit from acceleration in economic growth. In an environment of modest economic growth and low interest rates, investors continued to favor growth stocks. During the period, the Russell 1000® Growth Index generated a total return of +13.99%, while the Russell 1000® Value Index posted a total return of +4.66%.1

Top 10 Sectors/Industries
Based on Equity Securities as of 6/30/17
% of Total Net Assets
Pharmaceuticals	8.4%
Banks	6.3%
Insurance	6.1%
Oil, Gas & Consumable Fuels	4.2%
Media	3.7%
Independent Power & Renewable Electricity Producers	3.5%
Communications Equipment	2.8%
Software	2.5%
Health Care Equipment & Supplies	2.1%
Wireless Telecommunication Services	2.0%

Within the Russell 1000® Growth Index, stocks with the largest weights were technology firms that dominated the headlines: Apple,3 Alphabet (a.k.a. Google),3 Microsoft,3 Amazon.com3 and Facebook.3

European equity markets started 2017 slowly, but political events combined with upbeat economic news sparked strong performance during the period, with the notable exception of the U.K. Elections in Europe produced generally positive outcomes, with voters in the Netherlands and France rejecting extremist candidates. Political stability in the European Union (EU) helped to support equity markets on the belief that it would help facilitate the ongoing economic recovery. In the U.K., however, a snap election resulting in no party having a majority in Parliament appeared to make a “hard Brexit,” in which the U.K. leaves the EU in March 2019 without a negotiated deal, even more likely than before.

As value investors, we managed to benefit from steady economic growth despite underlying market turbulence. In all market environments, we seek to invest prudently in securities that we believe represent good value, and then we adjust our views as the world around us changes. We also believe that the potential to deliver the best risk-adjusted return over a full market cycle requires us to be focused on applying our cross-asset approach: owning debt and equities—in many cases multiple securities across the capital structure of a company—across geographies and sectors with an emphasis on corporate actions as catalysts.

3. Not a Fund holding.

franklintempleton.com	Semiannual Report	5

FRANKLIN MUTUAL QUEST FUND

The energy sector has been a significant area of investment for the Fund.4 Following an extended period of high prices, crude oil and natural gas prices have been significantly lower during the past few years. The benchmark oil price declined from more than $100 a barrel to below $30, and has more recently stayed between $40 and $60 during the first half of 2017. The impact on the sector, and the securities of companies in the sector, has been unsurprisingly quite dramatic. Although many uncertainties exist, we continue to expect demand for oil and gas to rise for a number of years, which we believe will require continued investment by the sector, not only to meet that growth but also to replace declining production in mature fields around the world. Accordingly, we expect some combination of higher prices or lower costs over time to provide the sufficient returns needed to justify the required investment.

After an initial period of distress, most companies within the energy sector appear to have made considerable progress in resizing their cost structures and strengthening their balance sheets. In aggregate, capital spending has been cut massively, and cash flow break-even levels suggest an ability to fund a base level of investment activity given crude oil and gas prices as of period-end. From an investment standpoint, in many cases we are finding securities with reasonable prospects at current commodity prices, and substantively greater upside potential should our longer term price-versus-cost outlook come to pass. We expect continued commodity price volatility, but would look to use that to our advantage when seeking to buy or sell energy sector securities.

Our energy sector investment process has focused on finding situations where commodity price upside is not necessary to generate attractive security returns. One such area is within the infrastructure space. Companies such as Kinder Morgan provide critical pipelines, processing facilities, ports, and other assets used to bring vital commodities to market. Investors shunned these companies due to a combination of counterparty risk related to exploration and production companies, their own balance sheet concerns and dividend levels. As our analysis about the criticality of their assets and the flexibility of their funding options has, in our view, been proven, the securities of infrastructure companies have recovered significantly from their lows. Moreover, if expectations of an oil and gas supply glut from greater North American production hold true, more infrastructure investment should be needed to move this product to export markets.

Royal Dutch Shell, a leading integrated oil and gas company, is another investment held by the Fund for which fears about the impact of low commodity prices were overblown, in our view. The company used the initial phase of the crude oil price downturn to acquire BG Group, a major exploration and production company with significant positions and strength in liquefied natural gas and a great oil asset in the pre-salt Santos Basin in Brazil. The assets were highly complementary to Shell’s existing positions, allowing the post-merger company to prune other areas of its portfolio and still show considerable growth. Management, under the leadership of relatively new chief executive officer Ben van Beurden, has been focused on reducing costs so that the company can still grow, while funding all required capital expenditures and its dividend, at an oil price below $50 per barrel. As Shell shows continued progress in its efforts and demonstrates the resilience of its portfolio and balance sheet, we expect the shares to continue to benefit.

Merger and acquisition activity has remained healthy, with the number of deals remaining high, although the average size of deals fell. Very large deals may have been affected negatively by ongoing political and regulatory uncertainty. Although many mega-deals were rumored, the largest deal actually announced during the period was Becton, Dickinson and Company’s3 takeover of C.R. Bard.3 Meanwhile, many large deals initiated in 2016 await regulatory approval, including Bayer’s3 acquisition of Monsanto,3 AT&T’s3 acquisition of Time Warner, and 21st Century Fox’s3 offer for Sky. Several key regulatory agencies remain short of members, including the Federal Communication Commission and the Federal Trade Commission, and these openings may be affecting regulatory approvals.

Credit spreads narrowed in 2016 and continued that trend in the first half of 2017 for higher quality credit, with the exception of a brief period of volatility in March and April. High yield credit spreads have remained at levels seen at the start of 2017. The spread compression provided the Fund with the opportunity to exit many of the opportunities that presented themselves in early 2016, including several “hung deals,” as prices improved, spreads shrank, and the risk-adjusted returns were no longer mispriced. As the year progressed and investors became more willing buyers of credit, mispriced risk became more difficult to find, in our opinion. However, we found what we viewed as value in some unloved industries like specialty pharmaceuticals, hospitals, media/broadcasting, power/utilities, and telecommunications that faced increasing political or secular

4. The energy sector comprises energy equipment and services and oil, gas and consumable fuels in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

6	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL QUEST FUND

challenges. In sorting through these less-favored industries, we sought out securities that we believed could benefit most from liquidity-enhancing events like asset sales, the ability within existing agreements to issue secured debt, and free cash flow that could create a long enough runway to weather the storm or otherwise provide enough current recovery to create the enterprise at a significant discount to our assessment of its intrinsic value.

Another active area for us was situations where companies were engaged in debt refinancing, exchanges or corporate restructuring. Earlier in the period, Affinion Group, a provider of customer engagement and loyalty programs and solutions, took actions to further restructure its balance sheet. The Fund held the company’s secured loans and high yield bonds. Following the corporate actions, our investment across Affinion’s capital structure at period-end included newly-issued secured loans, high yield debt and equity-linked securities.

In times when the credit markets fluctuate and value is difficult to easily identify, we believe our industry specific expertise, deep fundamental analysis with a focus on cash flow, and intensive credit and covenant review combine seamlessly and provide us with unique ways of looking at the same ideas across fixed income and equity that others may disregard.

Turning to Fund performance, top positive contributors included U.S.-based NRG Energy, Netherlands-based ASR Nederland and Israel-based Check Point Software Technologies.

NRG Energy is an integrated wholesale power generation and retail electricity company that includes solar and renewable energy businesses. Shares of NRG surged in January after hedge fund management firm Elliott Associates3 and private equity firm Bluescape Energy Partners3 announced a combined stake in NRG. In a filing with the U.S. Securities and Exchange Commission, the two investors stated their belief that NRG’s stock was “deeply undervalued and that there exists numerous opportunities to significantly increase shareholder value, including operational and financial improvements as well as strategic initiatives.” Shares of NRG gave back some gains in April and early May due to continued uncertainty regarding the direction of the company’s operations and the need to restructure GenOn, a subsidiary company with significant debt borrowings (the Fund owns debt issued by GenOn). In our view, opportunities for operational improvements are significant. We believe that NRG has been fairly successful in its efforts to reduce debt and improve its balance sheet, but that room for further progress also exists.

Top 10 Equity Holdings
6/30/17
Company Sector/Industry, Country	% of Total Net Assets
Sorenson Communications Inc. Communications Equipment, U.S.	2.8%
NRG Energy Inc. Independent Power & Renewable Electricity Producers, U.S.	2.7%
Teva Pharmaceutical Industries Ltd. Pharmaceuticals, Israel	2.4%
Novartis AG Pharmaceuticals, Switzerland	2.1%
Medtronic PLC Health Care Equipment & Supplies, U.S.	2.1%
Vodafone Group PLC Wireless Telecommunication Services, U.K.	2.0%
CIT Group Inc. Banks, U.S.	1.9%
Forest City Realty Trust Inc. Equity Real Estate Investment Trusts (REITs), U.S.	1.9%
Royal Dutch Shell PLC Oil, Gas & Consumable Fuels, U.K.	1.9%
ASR Nederland NV Insurance, Netherlands	1.8%

Shares of insurer ASR Nederland rose due to a series of positive events. In February, the company announced it would repurchase shares on offer from the Dutch government, shares the government had acquired during the 2008 financial crisis. In our view, the buy-back demonstrated ASR Nederland’s strong capital position. ASR Nederland reported solid quarterly results in February and May, as well as a dividend increase approved by shareholders at the end of May. Operating results were aided by ASR Nederland’s efforts to re-risk its investment portfolio by shifting invested premiums away from traditional fixed income securities to equities and other assets with higher historical returns. We believe the process of re-risking is a sign that management feels more comfortable with its level of capital. The board of ASR Nederland also approved another share buy-back program, which will likely be used to purchase more shares held by the Dutch government.

Check Point Software Technologies is an information technology security company. Check Point’s stock rallied on positive quarterly results in January after the company showed results that exceeded expectations across most metrics. Billings growth reached a five-year high, demand for software licenses and advanced technology subscriptions grew at a strong pace, and discounting had a smaller negative impact. Earnings and revenue guidance for 2017 were also better than expected. In April, further improvement in billings growth that significantly

franklintempleton.com	Semiannual Report	7

FRANKLIN MUTUAL QUEST FUND

exceeded investor expectations and improved demand from international markets showed the ongoing fundamental strength of the company.

During the period under review, Fund investments that detracted from performance included U.S.-based companies Avaya, Eastman Kodak and Bluestem Group.

Avaya is a communication company that was chiefly a hardware maker but is transitioning into a software and services provider. The company filed for Chapter 11 bankruptcy in January as it attempted to restructure and reduce its debt load.

Shares of Eastman Kodak, a digital commercial imaging company, retreated in March due to weak results, particularly a decline in revenues. Furthermore, earnings guidance for full year 2017 was met with disappointment as was Kodak’s announcement in April that it would not sell its inkjet business. We believe the stock price remained cheap at period-end as the market appeared to have discounted the potential for operating performance improvement and any future sale of assets.

Bluestem Group is a multi-brand, online retailer focused on name-brand and private-label general merchandise. Sales growth remained elusive as recently-acquired brands, including the Orchard Portfolio, underperformed. In addition, it experienced an increase in credit expenses. The decision to exit the PayCheck Direct business contributed to the increase in expenses. To cope with declining revenues and increasing expenses, management has initiated a turnaround plan involving cost reduction initiatives across key functions and operations. We expect realization of the plan’s benefits to occur over the coming quarters.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-U.S. dollar investments. The currency forwards had a negative impact on the Fund’s performance because of the depreciation of the U.S. dollar versus the hedged currencies, while currency futures had a negligible impact.

What is a currency forward?

A currency forward is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Thank you for your participation in Franklin Mutual Quest Fund. We look forward to continuing to serve your investment needs.

Shawn M. Tumulty Co-Portfolio Manager

Keith Luh, CFA Co-Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

8	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL QUEST FUND

Shawn Tumulty has been a portfolio manager for Franklin Mutual Quest Fund since 2003 and a co-portfolio manager since 2010. He joined Franklin Templeton Investments in 2000. Prior to joining Franklin Templeton Investments, Mr. Tumulty was an analyst and portfolio manager at Hamilton Partners Limited.

Keith Luh has been a co-portfolio manager for Franklin Mutual Quest Fund since 2010. He is also head of cross asset investing for Franklin Mutual Series with a value and event-driven focus across equity and fixed income investments, globally. Prior to joining in 2005, Mr. Luh was a senior analyst in global investment research at Putnam Investments, where he also helped manage a best-ideas research fund. Previously, he worked in the investment banking group at Volpe Brown Whelan and Co., LLC, and the derivative products trading group at BNP. Mr. Luh is also Adjunct Professor in Finance and Economics at the Graduate School of Business, Columbia University.

franklintempleton.com	Semiannual Report	9

F R A N K L I N  M U T U A L  Q U E S T  F  U N D

Performance Summary as of June 30, 2017

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

Z

6-Month	+2.90%	+2.90%

1-Year	+12.92%	+12.92%

5-Year	+57.49%	+9.51%

10-Year	+57.02%	+4.62%

A

6-Month	+2.68%	-3.14%

1-Year	+12.61%	+6.15%

5-Year	+55.33%	+7.92%

10-Year	+52.46%	+3.69%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

10	Semiannual Report	franklintempleton.com

F R A N K L I N  M U T U A L  Q U E S T   F U N D

P E R F O R M A N C E  S U M M A R Y

Total Annual Operating Expenses3

Share Class

Z	0.79%

A	1.04%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

franklintempleton.com	Semiannual Report	11

F R A N K L I N  M U T U A L  Q U E S T  F  U N D

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 =

$64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period 1/1/17–6/30/17[1,2]	Ending Account Value 6/30/17	Expenses Paid During Period 1/1/17–6/30/17[1,2]	Net Annualized Expense Ratio[2]

Z	$1,000	$1,029.00	$3.87	$1,020.98	$3.86	0.77%
A	$1,000	$1,026.80	$5.13	$1,019.74	$5.11	1.02%
C	$1,000	$1,024.60	$8.89	$1,016.02	$8.85	1.77%
R	$1,000	$1,026.40	$6.38	$1,018.50	$6.36	1.27%
R6	$1,000	$1,029.70	$3.52	$1,021.32	$3.51	0.70%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

12	Semiannual Report	franklintempleton.com

FRANKLINMUTUAL QUEST FUND

Financial Highlights

	Six Months Ended June 30, 2017		Year Ended December 31,
	(unaudited)		2016		2015	2014	2013	2012

Class Z

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.52		$14.47		$16.21	$18.18	$16.55	$16.24

Income from investment operations[a]:

Net investment income[b]	0.30		0.87	[c]	0.54	0.78 [d]	0.54	0.43

Net realized and unrealized gains (losses)	0.15		1.47		(1.45)	(0.16)	3.68	1.61

Total from investment operations	0.45		2.34		(0.91)	0.62	4.22	2.04

Less distributions from:

Net investment income	—		(1.01)		(0.68)	(0.85)	(0.56)	(0.43)

Net realized gains	—		(0.28)		(0.15)	(1.74)	(2.03)	(1.30)

Total distributions	—		(1.29)		(0.83)	(2.59)	(2.59)	(1.73)

Net asset value, end of period	$15.97		$15.52		$14.47	$16.21	$18.18	$16.55

Total return[e]	2.90%		16.26%		(5.55)%	3.44%	25.97%	12.57%

Ratios to average net assets[f]

Expenses[g]	0.77%	[h]	0.79%	[h,i]	0.82% [h,i]	0.81% [h]	0.84% [h]	0.90%

Expenses incurred in connection with securities sold short	—%		0.01%		0.03%	0.04%	0.07%	0.11%

Net investment income	3.79%		5.74%	[c]	3.35%	4.18% [d]	2.93%	2.48%

Supplemental data

Net assets, end of period (000’s)	$3,798,549		$3,683,095		$3,577,696	$4,116,651	$4,270,828	$3,582,856

Portfolio turnover rate	12.08%		44.04%		30.51%	65.77%	63.41%	65.21%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 5.42%.

dNet investment income per share includes approximately $0.27 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.73%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	13

FRANKLIN MUTUAL QUEST FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2017	Year Ended December 31,
	(unaudited)	2016		2015	2014	2013	2012

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.32	$14.29		$16.02	$18.00	$16.41	$16.12

Income from investment operations[a]:

Net investment income[b]	0.27	0.83	[c]	0.49	0.71 [d]	0.48	0.37

Net realized and unrealized gains (losses)	0.14	1.45		(1.43)	(0.15)	3.65	1.60

Total from investment operations	0.41	2.28		(0.94)	0.56	4.13	1.97

Less distributions from:

Net investment income	—	(0.97)		(0.64)	(0.80)	(0.51)	(0.38)

Net realized gains	—	(0.28)		(0.15)	(1.74)	(2.03)	(1.30)

Total distributions	—	(1.25)		(0.79)	(2.54)	(2.54)	(1.68)

Net asset value, end of period	$15.73	$15.32		$14.29	$16.02	$18.00	$16.41

Total return[e]	2.68%	16.04%		(5.85)%	3.11%	25.61%	12.21%

Ratios to average net assets[f]

Expenses[g]	1.02%[h]	1.04%	[h,i]	1.10% [h,i]	1.11% [h]	1.14% [h]	1.20%

Expenses incurred in connection with securities sold short	—%	0.01%		0.03%	0.04%	0.07%	0.11%

Net investment income	3.54%	5.49%	[c]	3.07%	3.88% [d]	2.63%	2.18%

Supplemental data

Net assets, end of period (000’s)	$1,200,261	$1,216,085		$1,203,508	$1,394,138	$1,371,789	$1,101,808

Portfolio turnover rate	12.08%	44.04%		30.51%	65.77%	63.41%	65.21%
aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 5.17%.

dNet investment income per share includes approximately $0.27 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.43%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

14	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

FRANKLIN MUTUAL QUEST FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2017		Year Ended December 31,
	(unaudited)		2016		2015	2014	2013	2012

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.06		$14.08		$15.78	$17.76	$16.24	$15.96

Income from investment operations[a]:

Net investment income[b]	0.21		0.70	[c]	0.36	0.57 [d]	0.35	0.25

Net realized and unrealized gains (losses)	0.16		1.41		(1.39)	(0.14)	3.59	1.59

Total from investment operations	0.37		2.11		(1.03)	0.43	3.94	1.84

Less distributions from:

Net investment income	—		(0.85)		(0.52)	(0.67)	(0.39)	(0.26)

Net realized gains	—		(0.28)		(0.15)	(1.74)	(2.03)	(1.30)

Total distributions	—		(1.13)		(0.67)	(2.41)	(2.42)	(1.56)

Net asset value, end of period	$15.43		$15.06		$14.08	$15.78	$17.76	$16.24

Total return[e]	2.46%		15.10%		(6.49)%	2.42%	24.74%	11.42%

Ratios to average net assets[f]

Expenses[g]	1.77%	[h]	1.79%	[h,i]	1.82% [h,i]	1.81% [h]	1.84% [h]	1.90%

Expenses incurred in connection with securities sold short	—%		0.01%		0.03%	0.04%	0.07%	0.11%

Net investment income	2.79%		4.74%	[c]	2.35%	3.18% [d]	1.93%	1.48%

Supplemental data

Net assets, end of period (000’s)	$328,775		$343,624		$337,974	$397,963	$406,304	$333,908

Portfolio turnover rate	12.08%		44.04%		30.51%	65.77%	63.41%	65.21%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 4.42%.

dNet investment income per share includes approximately $0.27 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.73%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	15

FRANKLIN MUTUAL QUEST FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2017		Year Ended December 31,
	(unaudited)		2016	2015	2014	2013	2012

Class R

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.14		$14.14	$15.87	$17.84	$16.33	$16.05

Income from investment operations[a]:

Net investment income[b]	0.26		0.78 [c]	0.44	0.65 [d]	0.50	0.33

Net realized and unrealized gains (losses)	0.14		1.43	(1.40)	(0.13)	3.56	1.60

Total from investment operations	0.40		2.21	(0.96)	0.52	4.06	1.93

Less distributions from:

Net investment income	—		(0.93)	(0.62)	(0.75)	(0.52)	(0.35)

Net realized gains	—		(0.28)	(0.15)	(1.74)	(2.03)	(1.30)

Total distributions	—		(1.21)	(0.77)	(2.49)	(2.55)	(1.65)

Net asset value, end of period	$15.54		$15.14	$14.14	$15.87	$17.84	$16.33

Total return[e]	2.64%		15.69%	(6.03)%	2.94%	25.34%	11.99%

Ratios to average net assets[f]

Expenses[g]	1.27%	[h]	1.29% [h,i]	1.32% [h,i]	1.31% [h]	1.34% [h]	1.40%

Expenses incurred in connection with securities sold short	—%		0.01%	0.03%	0.04%	0.07%	0.11%

Net investment income	3.29%		5.24%[c]	2.85%	3.68%[d]	2.43%	1.98%

Supplemental data

Net assets, end of period (000’s)	$1,502		$880	$898	$675	$853	$212

Portfolio turnover rate	12.08%		44.04%	30.51%	65.77%	63.41%	65.21%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 4.92%.

dNet investment income per share includes approximately $0.27 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.23%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

16	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

FRANKLIN MUTUAL QUEST FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2017	Year Ended December 31,
	(unaudited)	2016		2015	2014	2013[a]

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.51	$14.45		$16.19	$18.19	$18.16

Income from investment operations[b]:

Net investment income[c]	0.30	0.88	[d]	0.55	0.51 [e]	0.36

Net realized and unrealized gains (losses)	0.16	1.48		(1.44)	0.10	2.28

Total from investment operations	0.46	2.36		(0.89)	0.61	2.64

Less distributions from:

Net investment income	—	(1.02)		(0.70)	(0.87)	(0.58)

Net realized gains	—	(0.28)		(0.15)	(1.74)	(2.03)

Total distributions	—	(1.30)		(0.85)	(2.61)	(2.61)

Net asset value, end of period	$15.97	$15.51		$14.45	$16.19	$18.19

Total return[f]	2.97%	16.44%		(5.54)%	3.53%	14.83%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates and expense reduction[h]	0.70%	0.71%		0.74%	0.74%	2.00%

Expenses net of waiver and payments by affiliates and expense reduction[h,i]	0.70%	0.71%	[j]	0.74% [j]	0.74%	0.77%

Expenses incurred in connection with securities sold short	—%	0.01%		0.03%	0.04%	0.07%

Net investment income	3.86%	5.82%	[d]	3.43%	4.25% [e]	3.00%

Supplemental data

Net assets, end of period (000’s)	$31,983	$52,277		$41,408	$44,340	$5

Portfolio turnover rate	12.08%	44.04%		30.51%	65.77%	63.41%

aFor the period May 1, 2013 (effective date) to December 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 5.50%.

eNet investment income per share includes approximately $0.27 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.80%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

iBenefit of expense reduction rounds to less than 0.01%.

jBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	17

FRANKLIN MUTUAL QUEST FUND

Statement of Investments, June 30, 2017 (unaudited)

		Country	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests 53.2%
	Auto Components 1.1%
	The Goodyear Tire & Rubber Co.	United States	1,291,372	$45,146,365
a,b	International Automotive Components Group Brazil LLC	Brazil	2,548,299	62,329
a,b,c	International Automotive Components Group North America LLC	United States	19,924,658	12,263,946

				57,472,640

	Automobiles 1.5%
	Peugeot SA	France	4,111,079	82,013,563

	Banks 6.3%
	BB&T Corp.	United States	948,477	43,070,341
	CIT Group Inc.	United States	2,118,508	103,171,340
	Citizens Financial Group Inc	United States	1,565,650	55,862,392
	Guaranty Bancorp	United States	347,127	9,441,854
	SunTrust Banks Inc.	United States	1,129,867	64,086,056
	Wells Fargo & Co.	United States	1,071,824	59,389,768

				335,021,751

	Chemicals 0.3%
[d]	Advanced Emissions Solutions Inc.	United States	1,724,209	15,792,941
a,e,f	Dow Corning Corp., Contingent Distribution	United States	12,089,194	—

				15,792,941

	Communications Equipment 2.8%
a,b,c	Sorenson Communications Inc., Membership Interests	United States	224,279	150,109,522

	Consumer Finance 1.8%
	Ally Financial Inc.	United States	3,235,224	67,616,182
	Capital One Financial Corp.	United States	337,300	27,867,726

				95,483,908

	Diversified Consumer Services 0.1%
a	Affinion Group Inc., wts., 11/10/22	United States	546,721	7,107,373

	Diversified Financial Services 1.4%
	Voya Financial Inc.	United States	2,043,200	75,373,648

	Diversified Telecommunication Services 1.6%
	Koninklijke KPN NV	Netherlands	27,104,180	86,718,258

	Energy Equipment & Services 0.0%†
a,b	Gulfmark Offshore Inc.	United States	58,392	12,204

	Equity Real Estate Investment Trusts (REITs) 1.9%
	Forest City Realty Trust Inc., A	United States	4,212,730	101,821,684

	Health Care Equipment & Supplies 2.1%
	Medtronic PLC	United States	1,245,243	110,515,316

	Independent Power & Renewable Electricity Producers 3.5%
	NRG Energy Inc.	United States	8,524,843	146,797,796
	Vistra Energy Corp.	United States	2,433,367	40,856,232

				187,654,028

	Industrial Conglomerates 1.2%
	General Electric Co.	United States	2,439,600	65,893,596

	Insurance 6.1%
	Ageas	Belgium	1,419,150	57,157,309
	American International Group Inc.	United States	395,586	24,732,037
	ASR Nederland NV	Netherlands	2,800,648	94,451,660
	The Hartford Financial Services Group Inc.	United States	772,290	40,599,285
	RSA Insurance Group PLC	United Kingdom	5,577,126	44,712,911

18	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL QUEST FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

		Country	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Insurance (continued)
	White Mountains Insurance Group Ltd.	United States	76,565	$66,506,656

				328,159,858

	Internet & Direct Marketing Retail 0.1%
	Bluestem Group Inc.	United States	4,150,000	2,946,500

	Internet Software & Services 1.0%
a	Baidu Inc., ADR	China	295,562	52,864,219

	Marine 0.2%
a	Eagle Bulk Shipping Inc.	United States	1,969,071	9,313,706

	Media 3.7%
a,d	Lee Enterprises Inc./IA.	United States	4,824,268	9,166,109
a,b,d	Lee Enterprises Inc., wts., 12/31/22	United States	1,110,000	1,244,292
d	New Media Investment Group Inc.	United States	4,932,482	66,489,857
	Sky PLC	United Kingdom	4,251,818	55,049,767
	Time Warner Inc.	United States	668,740	67,148,184

				199,098,209

	Metals & Mining 0.1%
b,c	Warrior Met Coal Inc.	United States	431,052	7,051,586

	Oil, Gas & Consumable Fuels 4.2%
	BP PLC	United Kingdom	11,612,587	66,977,822
	China Shenhua Energy Co. Ltd., H	China	4,821,687	10,733,044
	Kinder Morgan Inc.	United States	2,458,870	47,111,949
	Royal Dutch Shell PLC, A (EUR Traded)	United Kingdom	3,801,481	100,891,984

				225,714,799

	Pharmaceuticals 7.2%
	Eli Lilly & Co.	United States	715,947	58,922,438
	GlaxoSmithKline PLC.	United Kingdom	3,498,070	74,520,108
	Merck & Co. Inc.	United States	1,103,270	70,708,574
	Novartis AG, ADR	Switzerland	1,362,606	113,736,723
	Teva Pharmaceutical Industries Ltd., ADR	Israel	2,025,380	67,283,124

				385,170,967

	Software 2.5%
a	Check Point Software Technologies Ltd.	Israel	846,738	92,362,181
	Symantec Corp.	United States	1,506,357	42,554,585

				134,916,766

	Technology Hardware, Storage & Peripherals 0.5%
a,d	Eastman Kodak Co.	United States	3,072,827	27,962,726
a,d	Eastman Kodak Co., wts., 9/03/18	United States	48,582	21,862
a,d	Eastman Kodak Co., wts., 9/03/18	United States	48,582	15,060

				27,999,648

	Wireless Telecommunication Services 2.0%
	Vodafone Group PLC	United Kingdom	38,443,437	109,037,228

	Total Common Stocks and Other Equity Interests (Cost $2,497,194,219)			2,853,263,918

	Convertible Preferred Stocks (Cost $86,875,212) 1.2%
	Pharmaceuticals 1.2%
	Teva Pharmaceutical Industries Ltd., 7.00%, cvt. pfd	Israel	104,000	61,828,000

franklintempleton.com	Semiannual Report	19

FRANKLIN MUTUAL QUEST FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

		Country	Shares	Value
	Preferred Stocks 0.9%
	Automobiles 0.2%
g	Volkswagen AG, 1.545%, pfd	Germany	74,300	$11,317,304

	Technology Hardware, Storage & Peripherals 0.7%
g	Samsung Electronics Co. Ltd., 1.909%, pfd	South Korea	23,596	38,374,182

	Total Preferred Stocks (Cost $30,489,200)			49,691,486

			Principal Amount*
	Corporate Bonds, Notes and Senior Floating Rate Interests 21.3%
	Affinion Group Inc.,
	[h,i,j] senior note., 144A, PIK, 14.00%, 11/10/22	United States	$77,568,990	69,155,431
	[k,l] Term Loans, 8.935%, 5/10/22	United States	74,812,500	76,215,234
k,l	Avaya Inc., DIP Facility, 8.617% - 8.716%, 1/23/18	United States	6,999,000	7,228,658
k,l	Belk Inc.,
	Closing Date Term Loan, 5.905%, 12/12/22	United States	7,226,643	6,189,620
	second lien Term Loan, 10.50%, 12/12/22	United States	25,000,000	21,962,500
k,l	Bluestem Brands Inc., Initial Term Loan, 8.672% - 8.726%, 11/09/20	United States	70,689,154	49,305,685
	CHS/Community Health Systems Inc., senior note, 6.875%, 2/01/22	United States	27,929,000	24,507,698
k,l	Cumulus Media Holdings Inc., Term Loans, 4.48%, 12/23/20	United States	20,080,856	16,240,392
k,l	Eagle Bulk Shipping Inc., Second Lien Loan, 15.00%, 1/14/20	United States	8,432,476	8,295,448
d,k,l	Eastman Kodak Co., Term Loan, 7.422%, 9/03/19	United States	37,968,616	37,984,449
	Frontier Communications Corp.,
	senior note, 8.50%, 4/15/20	United States	5,125,000	5,400,469
	senior note, 10.50%, 9/15/22	United States	8,213,000	7,853,681
	senior note, 11.00%, 9/15/25	United States	41,812,000	38,728,365
	iHeartCommunications Inc.,
	senior secured note, first lien, 9.00%, 12/15/19.	United States	37,367,000	29,473,221
	[k,l] Tranche D Term Loan, 7.976%, 1/30/19	United States	46,662,631	38,263,358
	[k,l] Tranche E Term Loan, 8.726%, 7/30/19	United States	14,995,598	12,296,390
d	Lee Enterprises Inc.,
	[k,l] Second Lien Term Loan, 12.00%, 12/15/22	United States	62,702,127	65,210,212
	[h] senior secured note, first lien, 144A, 9.50%, 3/15/22	United States	99,050,000	102,516,750
	Navistar International Corp., senior bond, 8.25%, 11/01/21	United States	40,000,000	40,600,000
d,k,l	New Media Holdings II LLC, Fourth Amendment Replacement Term Loans, 7.476%, 6/04/20	United States	111,563,387	111,005,570
c	Sorenson Communications LLC,
	[k,l] Initial Term Loan, 8.00%, 4/30/20	United States	141,356,784	142,328,612
	[h,i] secured note, second lien, 144A, PIK, 9.00%, 10/31/20	United States	96,671,937	96,188,577
c,h,i	Sorenson Holdings LLC/Finance Corp., senior note, 144A, PIK, 13.85%, 10/31/21	United States	56,682,637	54,131,918
k,l	Toys R Us-Delaware Inc.,
	FILO Loans, 8.422%, 10/24/19	United States	9,228,000	9,239,535
	Term B-4 Loan, 9.952%, 4/24/20	United States	73,611,918	61,373,936
h	Valeant Pharmaceuticals International,
	senior bond, 144A, 6.75%, 8/15/21	United States	2,740,000	2,616,700
	senior bond, 144A, 7.25%, 7/15/22	United States	1,809,000	1,707,244
h	Valeant Pharmaceuticals International Inc., senior note, 144A, 7.50%, 7/15/21	United States	1,578,000	1,534,605
h	Veritas U.S. Inc./Veritas Bermuda Ltd., senior note, 144A, 7.50%, 2/01/23	United States	2,841,000	3,061,178

	Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $1,155,324,690)			1,140,615,436

20	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL QUEST FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

		Country	Principal Amount*	Value
	Corporate Bonds, Notes and Senior Floating Rate Interests in Reorganization 4.6%
m	Avaya Inc.,
	[h] senior note, 144A, 10.50%, 3/01/21.	United States	$92,902,380	$9,522,494
	[k,i] Term B-3 Loan, 7.63%, 10/26/17	United States	17,350,320	13,865,803
	[k,i,n] Term B-6 Loan, 4.13%, 3/30/18	United States	8,399,638	6,705,708
	[k,i] Term B-7 Loan, 4.13%, 5/29/20	United States	35,237,649	28,425,049
b,m	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	9,272	—
k,l,m	Caesars Entertainment Operating Co. Inc.,
	Term B-5-B Loans, 1.50%, 3/01/17	United States	6,915,434	8,047,836
	Term B-6-B Loans, 1.50%, 3/01/17	United States	32,968,325	39,273,517
	Term B-7 Loans, 1.50%, 3/01/17.	United States	12,961,669	16,153,480
m	GenOn Americas Generation LLC,
	senior bond, 8.50%, 10/01/21	United States	28,630,000	25,767,000
	senior bond, 9.125%, 5/01/31	United States	90,639,000	81,121,905
m	Northern Telecom Ltd., 6.875%, 9/01/23	Canada	20,912,000	8,887,600
c,h,m	Sunshine Oilsands Ltd., secured note, 144A, 10.00%, 8/01/17	Canada	18,000,000	9,810,000

	Total Corporate Bonds, Notes and Senior Floating Rate Interests in Reorganization (Cost $270,875,693)			247,580,392

			Shares
	Companies in Liquidation 0.6%
a	Adelphia Recovery Trust	United States	49,534,842	32,198
a,e	Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	5,918,407	592
a,b,c	CB FIM Coinvestors LLC	United States	1,439,821	—
a,e,f	Century Communications Corp., Contingent Distribution	United States	16,323,000	—
a,b	FIM Coinvestor Holdings I, LLC	United States	17,934,688	—
a,o	Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	459,471,220	10,200,261
a,e,f	NewPage Corp., Litigation Trust, Contingent Distribution	United States	723,000	—
a,e	Nortel Networks Corp., Contingent Distribution	Canada	31,192,000	19,386,221
a,e,f	Tribune Media, Litigation Trust, Contingent Distribution	United States	1,519,227	—
a,e,f	Tropicana, Litigation Trust, Contingent Distribution.	United States	12,892,000	—
a,f	Vistra Energy Corp., Litigation Trust	United States	144,840,133	1,680,146
a	Vistra Energy Corp., Litigation Trust, TRA.	United States	2,433,367	2,615,869

	Total Companies in Liquidation (Cost $60,144,256)			33,915,287

			Principal Amount*
	Municipal Bonds in Reorganization (Cost $55,122,616) 0.9%
m	Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35	United States	$74,239,000	45,285,790

	Total Investments before Short Term Investments (Cost $4,156,025,886)			4,432,180,309

franklintempleton.com	Semiannual Report	21

FRANKLIN MUTUAL QUEST FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

\		Country	Principal Amount*	Value
	Short Term Investments 15.5%
	U.S. Government and Agency Securities 15.5%
p	FHLB, 7/03/17 - 7/05/17	United States	$48,900,000	$48,899,615
p	U.S. Treasury Bill,
	8/17/17	United States	70,000,000	69,922,020
	8/24/17	United States	100,000,000	99,869,300
	7/20/17 - 12/07/17.	United States	584,900,000	583,541,695
	[q] 12/14/17	United States	30,000,000	29,853,240

	Total U.S. Government and Agency Securities (Cost $832,160,778)			832,085,870

	Total Investments (Cost $4,988,186,664) 98.2%			5,264,266,179
	Other Assets, less Liabilities 1.8%			96,802,940

	Net Assets 100.0%			$5,361,069,119

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSee Note 9 regarding restricted securities.

cAt June 30, 2017, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at period end.

dSee Note 13 regarding holdings of 5% voting securities.

eContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

fSecurity has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2017, the aggregate value of these securities was $1,680,146, representing less than 0.1% of net assets.

gVariable rate security. The rate shown represents the yield at period end.

hSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2017, the aggregate value of these securities was $350,244,897, representing 6.5% of net assets.

iIncome may be received in additional securities and/or cash.

jSee Note 10 regarding unfunded loan commitments.

kThe coupon rate shown represents the rate at period end.

lSee Note 1(g) regarding senior floating rate interests.

mSee Note 8 regarding credit risk and defaulted securities.

nA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).

oBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.

pThe security was issued on a discount basis with no stated coupon rate.

qA portion or all of the security has been segregated as collateral for open forward contracts. At June 30, 2017, the value of this security and/or cash pledged amounted to $13,628,004, representing 0.3% of net assets.

22	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL QUEST FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

At June 30, 2017, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts
Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Currency Contracts
EUR/USD	Short	814	$116,676,725	9/18/17	$ —	$(2,035,489)
GBP/USD	Short	955	77,862,344	9/18/17	—	(1,629,136)

Total Futures Contracts					$ —	$(3,664,625)

Net unrealized appreciation (depreciation)						$(3,664,625)

At June 30, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Euro	BOFA	Buy	556,441	$633,393	7/12/17	$2,629	$—
Euro	BONY	Buy	447,022	510,240	7/12/17	715	—
Euro	BONY	Sell	1,627,510	1,750,745	7/12/17	—	(109,530)
Euro	FBCO	Sell	7,250,666	7,804,399	7/12/17	—	(483,251)
Euro	HSBK	Buy	436,818	498,070	7/12/17	1,221	—
Euro	SSBT	Buy	2,802,309	3,145,430	7/12/17	57,663	—
Euro	SSBT	Sell	15,379,690	16,536,568	7/12/17	—	(1,042,713)
Euro	UBSW	Buy	1,009,685	1,151,465	7/12/17	2,624	—
Euro	UBSW	Sell	3,234,856	3,476,901	7/12/17	—	(220,602)
British Pound	BOFA	Buy	307,712	393,316	7/13/17	7,675	—
British Pound	BONY	Sell	974,064	1,224,889	7/13/17	—	(44,450)
British Pound	FBCO	Sell	96,475	117,989	7/13/17	—	(7,731)
British Pound	SSBT	Sell	522,754	640,160	7/13/17	—	(41,060)
British Pound	UBSW	Buy	306,529	391,933	7/13/17	7,517	—
British Pound	UBSW	Sell	1,220,038	1,506,377	7/13/17	—	(83,499)
Euro	BOFA	Sell	500,000	540,201	7/26/17	—	(31,758)
Euro	HSBK	Sell	6,073,046	6,477,032	7/26/17	—	(470,034)
Euro	UBSW	Sell	5,573,045	5,936,686	7/26/17	—	(438,420)
South Korean Won	HSBK	Buy	9,864,052,943	8,779,439	8/11/17	—	(162,137)
South Korean Won	HSBK	Sell	24,157,531,855	21,221,483	8/11/17	117,304	—
South Korean Won	UBSW	Buy	3,936,735,945	3,483,469	8/11/17	—	(44,311)
South Korean Won	UBSW	Sell	754,773,380	658,185	8/11/17	—	(1,190)
South Korean Won	UBSW	Sell	3,181,962,565	2,799,559	8/11/17	19,776	—
British Pound	BOFA	Sell	633,000	792,976	8/14/17	—	(32,739)
British Pound	HSBK	Sell	5,546,804	6,975,080	8/14/17	—	(260,431)
British Pound	SSBT	Sell	882,600	1,093,726	8/14/17	—	(57,578)
British Pound	UBSW	Sell	6,012,471	7,536,008	8/14/17	—	(306,941)
Euro	BOFA	Sell	53,003,153	56,743,884	8/18/17	—	(3,958,485)
Euro	BONY	Sell	3,909,375	4,270,940	8/18/17	—	(206,309)
Euro	HSBK	Sell	2,384,534	2,606,487	8/18/17	—	(124,423)
Euro	SSBT	Sell	8,216,186	8,874,991	8/18/17	—	(534,675)
Euro	UBSW	Sell	18,944,609	20,206,874	8/18/17	—	(1,489,621)
Euro	BOFA	Sell	3,539,609	3,814,412	10/10/17	—	(251,165)
Euro	HSBK	Sell	2,853,864	3,086,052	10/10/17	—	(191,882)
Euro	UBSW	Sell	507,441	560,684	10/10/17	—	(22,160)

franklintempleton.com	Semiannual Report	23

FRANKLIN MUTUAL QUEST FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Euro	BOFA	Sell	229,835	$256,742	10/18/17	$—	$(7,366)
Euro	BONY	Sell	1,866,388	2,053,545	10/18/17	—	(91,161)
Euro	HSBK	Sell	3,172,562	3,419,503	10/18/17	—	(226,157)
Euro	UBSW	Sell	2,942,725	3,163,559	10/18/17	—	(217,990)
British Pound	BOFA	Sell	425,697	557,483	10/24/17	983	—
British Pound	BOFA	Sell	639,206	830,109	10/24/17	—	(5,505)
British Pound	BONY	Sell	395,235	512,790	10/24/17	—	(3,888)
British Pound	HSBK	Sell	3,425,008	4,454,263	10/24/17	—	(23,139)
British Pound	SSBT	Sell	3,617,894	4,684,128	10/24/17	—	(45,428)
British Pound	SSBT	Sell	3,997,149	5,228,431	10/24/17	3,087	—
British Pound	UBSW	Sell	1,199,878	1,559,374	10/24/17	—	(9,187)
Euro	BOFA	Sell	12,202,117	13,442,889	11/06/17	—	(594,119)
Euro	SSBT	Sell	2,895,943	3,234,855	11/06/17	—	(96,565)
Euro	UBSW	Sell	14,679,565	16,168,800	11/06/17	—	(718,202)
South Korean Won	HSBK	Sell	17,015,017,425	15,074,835	11/10/17	185,226	—
South Korean Won	UBSW	Sell	12,206,303,023	10,778,545	11/10/17	96,976	—
Euro	BOFA	Sell	16,741,542	18,718,272	11/20/17	—	(556,264)
Euro	UBSW	Sell	15,350,354	17,157,551	11/20/17	—	(515,310)
British Pound	BOFA	Sell	75,256	98,646	11/24/17	175	—
British Pound	BOFA	Sell	29,471,417	37,715,777	11/24/17	—	(847,241)
British Pound	BONY	Sell	1,200,000	1,549,080	11/24/17	—	(21,106)
British Pound	BONY	Sell	13,764,115	18,023,448	11/24/17	13,259	—
British Pound	HSBK	Sell	770,000	996,361	11/24/17	—	(11,176)
British Pound	SSBT	Sell	80,000	104,162	11/24/17	—	(517)
British Pound	SSBT	Sell	920,870	1,205,721	11/24/17	773	—
British Pound	UBSW	Sell	11,325,118	14,435,835	11/24/17	—	(382,954)
British Pound	UBSW	Sell	13,764,116	18,020,545	11/24/17	10,354	—

Total Forward Exchange Contracts						$527,957	$(14,990,370)

Net unrealized appreciation (depreciation)							$(14,462,413)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 12 regarding other derivative information.

See Abbreviations on page 43.

24	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL QUEST FUND

Financial Statements

Statement of Assets and Liabilities

June 30, 2017 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$4,495,266,951
Cost - Non-controlled affiliates (Note 13)	492,919,713

Total cost of investments	$4,988,186,664

Value - Unaffiliated issuers	$4,826,856,351
Value - Non-controlled affiliates (Note 13)	437,409,828

Total value of investments	5,264,266,179
Cash	1,979,002
Foreign currency, at value (cost $12,350,766)	12,351,800
Receivables:
Investment securities sold	96,115,339
Capital shares sold	4,461,403
Dividends and interest	25,127,291
European Union tax reclaims	713,494
Due from brokers	3,789,870
Unrealized appreciation on OTC forward exchange contracts	527,957
Unrealized appreciation on unfunded loan commitments (Note 10)	164,988
Other assets	3,484

Total assets	5,409,500,807

Liabilities:
Payables:
Investment securities purchased	888,720
Capital shares redeemed	27,306,544
Management fees	2,981,087
Distribution fees	1,071,276
Transfer agent fees	354,097
Trustees’ fees and expenses	249,650
Variation margin	4,125
Unrealized depreciation on OTC forward exchange contracts	14,990,370
Accrued expenses and other liabilities	585,819

Total liabilities	48,431,688

Net assets, at value	$5,361,069,119

Net assets consist of:
Paid-in capital	$5,191,671,870
Undistributed net investment income	47,731,480
Net unrealized appreciation (depreciation)	258,127,563
Accumulated net realized gain (loss)	(136,461,794)

Net assets, at value	$5,361,069,119

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	25

FRANKLIN MUTUAL QUEST FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2017 (unaudited)

Class Z:
Net assets, at value	$3,798,549,072

Shares outstanding	237,786,568

Net asset value and maximum offering price per share	$15.97

Class A:
Net assets, at value	$1,200,260,529

Shares outstanding	76,322,612

Net asset value per share[a]	$15.73

Maximum offering price per share (net asset value per share ÷ 94.25%)	$16.69

Class C:
Net assets, at value	$328,774,831

Shares outstanding	21,313,616

Net asset value and maximum offering price per share[a]	$15.43

Class R:
Net assets, at value	$1,502,089

Shares outstanding	96,636

Net asset value and maximum offering price per share	$15.54

Class R6:
Net assets, at value	$31,982,598

Shares outstanding	2,003,282

Net asset value and maximum offering price per share	$15.97

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

26	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

FRANKLIN MUTUAL QUEST FUND

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2017 (unaudited)

Investment income:
Dividends: (net of foreign taxes of $4,052,820)
Unaffiliated issuers	$51,707,288
Non-controlled affiliates (Note 13)	3,883,790
Interest:
Unaffiliated issuers	54,239,222
Non-controlled affiliates (Note 13)	11,473,918

Total investment income	121,304,218

Expenses:
Management fees (Note 3a)	17,895,658
Distribution fees: (Note 3c)
Class A	1,501,526
Class C	1,684,797
Class R	2,724
Transfer agent fees: (Note 3e)
Class Z	1,377,935
Class A	444,341
Class C	124,680
Class R	403
Class R6	440
Custodian fees (Note 4)	52,628
Reports to shareholders	141,638
Registration and filing fees	70,936
Professional fees	253,067
Trustees’ fees and expenses	78,692
Other	77,503

Total expenses	23,706,968
Expense reductions (Note 4)	(5,381)

Net expenses	23,701,587

Net investment income	97,602,631

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(61,230,108)
Non-controlled affiliates (Note 13)	48,919
Foreign currency transactions	42,799
Futures contracts	(6,126,709)
Securities sold short	3,216,360

Net realized gain (loss)	(64,048,739)

Net change in unrealized appreciation (depreciation) on:
Investments	142,902,172
Translation of other assets and liabilities denominated in foreign currencies	(21,422,741)
Futures contracts	(5,640,487)

Net change in unrealized appreciation (depreciation)	115,838,944

Net realized and unrealized gain (loss)	51,790,205

Net increase (decrease) in net assets resulting from operations	$149,392,836

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	27

FRANKLIN MUTUAL QUEST FUND

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$97,602,631	$280,468,001
Net realized gain (loss)	(64,048,739)	221,052,860
Net change in unrealized appreciation (depreciation)	115,838,944	243,294,468

Net increase (decrease) in net assets resulting from operations	149,392,836	744,815,329

Distributions to shareholders from:
Net investment income:
Class Z	—	(222,278,713)
Class A	—	(72,209,924)
Class C	—	(18,316,353)
Class R	—	(51,119)
Class R6	—	(3,177,032)
Net realized gains:
Class Z	—	(61,002,060)
Class A	—	(20,589,851)
Class C	—	(5,930,239)
Class R	—	(15,198)
Class R6	—	(865,361)

Total distributions to shareholders	—	(404,435,850)

Capital share transactions: (Note 2)
Class Z	7,544,228	(125,329,991)
Class A	(47,720,277)	(71,220,397)
Class C	(22,886,709)	(17,124,219)
Class R	591,506	(83,695)
Class R6	(21,813,732)	7,856,691

Total capital share transactions	(84,284,984)	(205,901,611)

Net increase (decrease) in net assets	65,107,852	134,477,868
Net assets:
Beginning of period	5,295,961,267	5,161,483,399

End of period	$5,361,069,119	$5,295,961,267

Undistributed net investment income included in net assets:
End of period	$47,731,480	$—

Distributions in excess of net investment income included in net assets:
End of period	$—	$(49,871,151)

28	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL QUEST FUND

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Quest Fund (Fund) is included in this report. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these

franklintempleton.com	Semiannual Report	29

FRANKLIN MUTUAL QUEST FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting
Policies (continued)

a. Financial Instrument Valuation (continued)

valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the

30	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL QUEST FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2017, the Fund had OTC derivatives in a net liability position of $14,462,413 and the aggregate value of collateral pledged for such contracts was $13,628,004.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 12 regarding other derivative information.

e. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on

franklintempleton.com	Semiannual Report	31

FRANKLIN MUTUAL QUEST FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting
Policies (continued)

e. Securities Sold Short (continued)

securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund. At June 30, 2017, the Fund had no securities sold short.

f. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations, if any. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2017, the Fund had no securities on loan.

g. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated

maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

h. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to

32	Semiannual Report	franklintempleton.com

FR A N K L I N MUTUAL QUEST FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

j. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	18,098,253	$284,439,855	19,828,497	$304,660,334
Shares issued in reinvestment of distributions	—	—	17,429,676	268,009,103
Shares redeemed	(17,592,739)	(276,895,627)	(47,272,331)	(697,999,428)

Net increase (decrease)	505,514	$7,544,228	(10,014,158)	$(125,329,991)

franklintempleton.com	Semiannual Report	33

FRANKLIN MUTUAL QUEST FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest (continued)

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	8,745,053	$135,548,652	10,500,328	$158,786,624
Shares issued in reinvestment of distributions	—	—	6,003,992	91,123,764
Shares redeemed	(11,806,372)	(183,268,929)	(21,323,796)	(321,130,785)

Net increase (decrease)	(3,061,319)	$(47,720,277)	(4,819,476)	$(71,220,397)

Class C Shares:
Shares sold	2,003,441	$30,524,849	2,376,846	$35,487,953
Shares issued in reinvestment of distributions	—	—	1,572,193	23,466,576
Shares redeemed	(3,502,131)	(53,411,558)	(5,145,604)	(76,078,748)

Net increase (decrease)	(1,498,690)	$(22,886,709)	(1,196,565)	$(17,124,219)

Class R Shares:
Shares sold	66,561	$1,023,507	17,052	$252,213
Shares issued in reinvestment of distributions	—	—	4,419	66,317
Shares redeemed	(28,067)	(432,001)	(26,855)	(402,225)

Net increase (decrease)	38,494	$591,506	(5,384)	$(83,695)

Class R6 Shares:
Shares sold	429,427	$6,756,952	745,561	$11,522,145
Shares issued in reinvestment of distributions	—	—	250,829	3,854,293
Shares redeemed	(1,797,379)	(28,570,684)	(490,186)	(7,519,747)

Net increase (decrease)	(1,367,952)	$(21,813,732)	506,204	$7,856,691

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.675%	Up to and including $5 billion
0.645%	Over $5 billion, up to and including $7 billion
0.625%	Over $7 billion, up to and including $10 billion
0.615%	In excess of $10 billion

For the period ended June 30, 2017, the annualized effective investment management fee rate was 0.673% of the Fund’s average daily net assets.

34	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL QUEST FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$254,062
CDSC retained	$13,917

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2017, the Fund paid transfer agent fees of $1,947,799, of which $1,083,060 was retained by Investor Services.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2017, the custodian fees were reduced as noted in the Statement of Operations.

franklintempleton.com	Semiannual Report	35

FRANKLIN MUTUAL QUEST FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2017, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at June 30, 2017	$249,650
[b]Increase in projected benefit obligation	$1,615
Benefit payments made to retired trustees	$(2,618)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.

bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2016, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2017	$73,758,943
2018	18,751,585
Capital loss carryforwards not subject to expiration:
Short term	91,349
Long term	6,862,231

Total capital loss carryforwards	$99,464,108[a]

aIncludes $95,138,601 from the merged Franklin Mutual Recovery Fund, which may be carried over to offset future capital gains, subject to certain limitations.

At June 30, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$5,031,626,820

Unrealized appreciation	$632,190,831
Unrealized depreciation	(399,551,472)

Net unrealized appreciation (depreciation)	$232,639,359

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, corporate actions and wash sales.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2017, aggregated $744,092,730 and $518,356,775, respectively.

36	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL QUEST FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

8. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At June 30, 2017, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $292,866,182, representing 5.5% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2017, investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount/ Shares/ Warrants	Issuer	Acquisition Date	Cost	Value
9,272	Broadband Ventures III LLC, secured promissory note, 5.00%,
	2/01/12	7/01/10 - 11/30/12	$9,272	$—
1,439,821	CB FIM Coinvestors LLC	1/15/09 - 6/02/09	—	—
17,934,688	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
58,392	Gulfmark Offshore Inc	1/06/17	105,100	12,204
2,548,299	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	1,692,334	62,329
19,924,658	International Automotive Components Group North America LLC	1/02/06 - 3/18/13	16,305,945	12,263,946
1,110,000	[a] Lee Enterprises Inc., wts., 12/31/22	3/31/14	1,490,026	1,244,292
224,279	[b] Sorenson Communications Inc., Membership Interests	4/30/14	—	150,109,522
431,052	Warrior Met Coal Inc	3/31/16 - 6/23/16	2,472,737	7,051,586

	Total Restricted Securities (Value is 3.2% of Net Assets)		$22,075,414	$170,743,879

aThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $ 176,893,071 as of June 30, 2017.

bThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $ 292,649,107 as of June 30, 2017.

10. Unfunded Loan Commitments

The Fund enters into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations. Funded portions of credit agreements are presented in the Statement of Investments.

franklintempleton.com	Semiannual Report	37

FRANKLIN MUTUAL QUEST FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10. Unfunded Loan Commitments (continued)

At June 30, 2017, unfunded commitments were as follows:

Borrower	Unfunded Commitment
Affinion Group Inc., senior note., 144A, PIK, 14.00%, 11/10/22	$2,481,338

11. Unfunded Capital Commitments

The Fund enters into certain capital commitments and may be obligated to perform on such agreements at a future date. The Fund monitors these commitments and assesses the probability of required performance. For any agreements whose probability of performance is determined to be greater than remote, the Fund assesses the fair value of the commitment. In instances where the probability of performance is greater than remote and the performance under the commitment would result in an unrealized loss, the Fund recognizes such losses in the Statement of Assets and Liabilities and the Statement of Operations.

At June 30, 2017, the Fund had an unfunded capital commitment of $94,541,000, for which no depreciation has been recognized.

12. Other Derivative Information

At June 30, 2017, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts			Variation margin	$3,664,625	[a]
	Unrealized appreciation on OTC forward exchange contracts	$527,957	Unrealized depreciation on OTC forward exchange contracts	14,990,370

Totals		$527,957		$18,654,995

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended June 30, 2017, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Foreign exchange contracts	Foreign currency transactions	$ (589,577)[a]	Translation of other assets and liabilities denominated in foreign currencies	$(21,646,398)[a]
	Futures contracts	(6,126,709)	Futures contracts	(5,640,487)

Totals		$(6,716,286)		$(27,286,885)

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the period ended June 30, 2017, the average month end notional amount of futures contracts represented $186,726,592. The average month end contract value of forward exchange contracts was $305,912,916.

See Note 1(d) regarding derivative financial instruments.

38	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL QUEST FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

13. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the period ended June 30, 2017, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares/ Warrants/ Principal Amount Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares/ Warrants/ Principal Amount Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)
Non-Controlled Affiliates
Advanced Emissions Solutions Inc.	1,724,209	—	—	1,724,209	$15,792,941	$431,052	$ —
Eastman Kodak Co.	3,072,827	—	—	3,072,827	27,962,726	—	—
Eastman Kodak Co., Term Loan, 7.422%, 9/03/19	37,968,616	—	—	37,968,616	37,984,449	1,206,558	—
Eastman Kodak Co., wts., 9/03/18	48,582	—	—	48,582	15,060	—	—
Eastman Kodak Co., wts., 9/03/18	48,582	—	—	48,582	21,862	—	—
Lee Enterprises Inc./IA	4,824,268	—	—	4,824,268	9,166,109	—	—
Lee Enterprises Inc., Second Lien Term Loan, 12.00%, 12/15/22	65,604,374	—	(2,902,247)	62,702,127	65,210,212	1,990,962	42,410
Lee Enterprises Inc., senior secured note, first lien, 144A, 9.50%, 3/15/22	99,050,000	—	—	99,050,000	102,516,750	4,678,737	—
Lee Enterprises Inc., wts., 12/31/22	1,110,000	—	—	1,110,000	1,244,292	—	—
New Media Investment Group Inc.	4,660,772	271,710	—	4,932,482	66,489,857	3,452,738	—
New Media Holdings II LLC, Fourth Amendment Replacement Term Loans, 7.476%, 6/04/20	112,135,512	—	(572,125)	111,563,387	111,005,570	3,597,661	6,509

Total Affiliated Securities (Value is 8.2% of Net Assets)					$437,409,828	$15,357,708	$48,919

14. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2017, the Fund did not use the Global Credit Facility.

franklintempleton.com	Semiannual Report	39

FRANKLIN MUTUAL QUEST FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

15. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$45,146,365	$—	$12,326,275		$57,472,640
Communications Equipment	—	—	150,109,522		150,109,522
Diversified Consumer Services	—	7,107,373	—		7,107,373
Energy Equipment & Services	—	—	12,204		12,204
Media	197,853,917	—	1,244,292		199,098,209
Metals & Mining	—	—	7,051,586		7,051,586
All Other Equity Investments[b]	2,543,931,870	—	—	[c]	2,543,931,870
Corporate Bonds, Notes and Senior Floating Rate Interests	—	1,140,615,436	—		1,140,615,436
Corporate Bonds, Notes and Senior Floating Rate Interests in Reorganization	—	247,580,392	—	[c]	247,580,392
Companies in Liquidation	—	32,235,141	1,680,146	[c]	33,915,287
Municipal Bonds in Reorganization	—	45,285,790	—		45,285,790
Short Term Investments	783,186,255	48,899,615	—		832,085,870

Total Investments in Securities	$3,570,118,407	$1,521,723,747	$172,424,025		$5,264,266,179

Other Financial Instruments:
Forward Exchange Contracts	$—	$527,957	$—		$527,957
Unfunded Loan Commitments	—	164,988	—		164,988

Total Other Financial Instruments	$—	$692,945	$—		$692,945

Liabilities:
Other Financial Instruments:
Futures Contracts	$3,664,625	$—	$—		$3,664,625
Forward Exchange Contracts	—	14,990,370	—		14,990,370

Total Other Financial Instruments	$3,664,625	$14,990,370	$—		$18,654,995

aIncludes common, convertible preferred and preferred stocks as well as other equity investments.

bFor detailed categories, see the accompanying Statement of Investments.

cIncludes securities determined to have no value at June 30, 2017.

40	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL QUEST FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period. At June 30, 2017, the reconciliation of assets, is as follows:

	Balance at Beginning of Period		Purchases	Sales	Transfer Into Level 3[a]	Transfer Out of Level 3[b]	Cost Basis Adjustments	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Period		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Period End

Assets:
Investments in Securities:
Equity Investments:[c]
Auto Components	$14,884,656		$ —	$—	$—	$—	$—	$—	$(2,558,381)	$12,326,275		$(2,558,381)
Communications Equipment	150,861,922		—	—	—	—	—	—	(752,400)	150,109,522		(752,400)
Energy Equipment & Services	—		105,100	—	—	—	—	—	(92,896)	12,204		(92,896)
Media	1,835,838		—	—	—	—	—	—	(591,546)	1,244,292		(591,546)
Metals & Mining	—		—	(4,505,458)	11,696,239	—	—	(15,063,579)	14,924,384	7,051,586		(319,410)
Oil, Gas & Consumable Fuels	15,939,950		—	—	—	(14,713,800)	—	—	(1,226,150)	—		—
Companies in Liquidation	1,680,146	[d]	—	—	—	—	—	—	—	1,680,146	[d]	—

Total	$185,202,512		$105,100	$(4,505,458)	$11,696,239	$(14,713,800)	$—	$(15,063,579)	$ 9,703,011	$172,424,025		$(4,314,633)

aThe investments were transferred into Level 3 as a result of their value being determined using a significant unobservable valuation input. May include amounts related to a corporate action.

bThe investments were transferred out of Level 3 as a result of the removal of a significant unobservable valuation input.

cIncludes common stocks as well as other equity investments.

dIncludes securities determined to have no value.

franklintempleton.com	Semiannual Report	41

FRANKLIN MUTUAL QUEST FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

15. Fair Value Measurements (continued)

Significant unobservable valuation inputs for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of June 30, 2017, are as follows:

Description	Fair Value at End of Period	Valuation Technique	Unobservable Inputs	Amount/Weighting	Impact to Fair Value if Input Increases[a]

Assets:
Investments in
Securities:
Equity
Investments: Auto Components	$12,263,946	Market comparables	EV /EBITDA multiple	3.7x	Increase

		Discounted cash flow	3 Yr Forward EBITDA Growth rate	1.01x	Increase

			Discount rate	10%	Decrease[b]
Communications	150,109,522	Market transaction	Transaction price[c]	50%	Increase[d]
Equipment
		Market comparables	EV / EBITDA multiple	8.3x	Increase[d]

Metals & Mining	7,051,586	Market comparables	Discount for lack of marketability	4.5%	Decrease

All Other Investments[e]	2,998,971

Total	$172,424,025

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bRepresents a significant impact to fair value but not net assets.

cInput weighting provided in lieu of amount due to the confidential nature of this information.

dRepresents a significant impact to fair value and net assets.

eIncludes fair value of immaterial financial instruments developed using various valuation techniques and unobservable inputs. May also include financial instruments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are unobservable.

Abbreviations List

EBITDA	Earnings before interest, taxes, depreciation and amortization
EV	Enterprise value

16. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

42	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL QUEST FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

17. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.

18. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty		Currency		Selected Portfolio
BOFA	Bank of America N.A.	EUR	Euro	ADR	American Depositary Receipt
BONY	The Bank of New York Mellon Corp.	GBP	British Pound	DIP	Debtor-In-Possession
FBCO	Credit Suisse International	USD	United States Dollar	FHLB	Federal Home Loan Bank
HSBK	HSBC Bank PLC			GO	General Obligation
SSBT	State Street Bank and Trust Co., N.A.			PIK	Payment-In-Kind
UBSW	UBS AG			TRA	Tax Receivable Agreement Right

franklintempleton.com	Semiannual Report	43

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL QUEST FUND

Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN MUTUAL SERIES FUNDS

Franklin Mutual Quest Fund

(“Fund”)

The Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at an in-person meeting held on May 22, 2017, unanimously approved the renewal of the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such renewal, the independent trustees participated in two other meetings held in connection with the renewal process. Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreement. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, asset segregation, portfolio turnover, Rule 12b-1 plan, distribution, shareholder servicing, legal and compliance matters, pricing of securities, sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged to funds within the Franklin Templeton Investments (FTI) complex in comparison with those charged to other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients. The Board also noted that it received an annual report on all payments made by FTI or the Fund to financial intermediaries engaged in the sale of Fund shares, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge Financial Solutions, Inc., an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters.

Particular attention was given to management’s diligent risk management program, including continual monitoring and management of cybersecurity, liquidity and counterparty credit risk, and attention given to derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments are used to carry out the Fund’s investment goal(s). The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as

44	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL QUEST FUND

SHAREHOLDER INFORMATION

well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. In addition, the Board received updates from management on the SEC’s progress in implementing the rule-making requirements established by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), which was enacted July 21, 2010, and the investment manager’s compliance with rules and regulations already promulgated by the SEC under such act.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided, and to be provided, by the investment manager. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of pre-designated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of shareholders of the Fund. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group of funds, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The Board considered the investment manager’s significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The Board considered the nature, extent and quality of the services to be provided under the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided, and to be provided, by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2016. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions

franklintempleton.com	Semiannual Report	45

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL QUEST FUND

SHAREHOLDER INFORMATION

on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods.

The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition, particular attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional flexible portfolio funds. The Fund had total returns in the best performing quintile for the one-year period ended December 31, 2016, and had annualized total returns for the three- and five-year periods also in the best performing quintile. The trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2016 was also in the best performing quintile. The trustees were satisfied with such comparative performance.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s goals.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the renewal process, the trustees explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the second-most expensive quintile of its Lipper expense group and its total expenses were in the middle quintile of such group. The Board noted that the Fund’s contractual management fee rate was within 5 basis points of its Lipper expense group median. The Board found such comparative fees and expenses to be acceptable in view of factors relating to the Fund’s operations, such as the quality and experience of its portfolio managers.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2016, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing

46	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL QUEST FUND

SHAREHOLDER INFORMATION

profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act, the Dodd-Frank Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the investment manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided to such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee and that the Board regularly evaluates whether additional breakpoints are appropriate. The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee and expense ratio of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

franklintempleton.com	Semiannual Report	47

This page intentionally left blank.

Semiannual Report and Shareholder Letter Franklin Mutual Quest Fund
Investment Manager
Franklin Mutual Advisers, LLC

Distributor
Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com

Shareholder Services
(800) 632-2301 - (Class A, C, R & R6)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	475 S 08/17

Semiannual Report and Shareholder Letter June 30, 2017

Franklin Mutual Shares Fund A SERIES OF FRANKLIN MUTUAL SERIES FUNDS

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Franklin Mutual Shares Fund Shareholder:

The first half of 2017 saw most equity markets continue their long move upwards. The Standard & Poor’s 500® Index (S&P 500®) posted a +9.34% total return and the MSCI World Index delivered a +11.02% total return.1

The political uncertainty and unpredictability of recent years has continued in 2017. In the U.S., President Trump has continued his unconventional governance approach, while Congress has remained relentlessly partisan, leading to significant uncertainty about policies and legislation. The financial markets expected “business friendly” moves, but specific legislative progress on issues such as health care, tax reform and infrastructure did not come to fruition. In the U.K., a surprise election was called in April when the Conservative Party held a huge polling lead, but at the June election the Tories lost their majority in Parliament. Recent elections in France went according to expectations, lending some much appreciated stability there.

Despite these generally unsettling events, the global economy continued its slow expansion since the Great Recession. Unemployment also continued to decline in most developed markets. Wage growth showed signs of acceleration and in the U.S. interest rates began to rise, perhaps signaling the first steps toward monetary normalization.

Equity markets appreciated as economic fundamentals improved. Valuation is, of course, a critical factor in our analysis and we always ask ourselves if current and potential investments represent an attractive balance of risk and reward. As some equity markets reached all-time highs, we maintained our focus on individual investments and the prospects for each business in the context of its valuation and the backdrop of potential political and economic risks.

In many equity markets, growth stocks outperformed value stocks during the period. For example, the S&P 500 Growth Index returned +13.33%, while the S&P 500 Value Index returned +4.85%.1 The difference in performance was driven in part by a significant rally in Internet and software stocks, which dominated the S&P 500 Growth Index. We do not know how long these trends will continue, but historically, periods of strong performance by growth stocks have eventually been followed by relatively weaker performance. In addition, the S&P 500 Value Index has components that we believe are facing disruption from new technology (e.g., the rapid market share shift to online retailing from traditional bricks and mortar dominated retailers that are often labeled as value stocks). Exacerbating the disruption is the reality that many new technology companies are able to innovate without the need to show immediate profits.

Amid dynamic markets and evolving economic conditions, we believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook will be well positioned for the years ahead.

On the following pages, the Fund’s portfolio management team discusses the economic environment during the first six months of 2017 and reviews investment decisions made during this

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

franklintempleton.com	Not part of the semiannual report	1

period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

Peter A. Langerman

Chairman, President and Chief Executive Officer

Franklin Mutual Advisers, LLC

This letter reflects our analysis and opinions as of June 30, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Contents

Semiannual Report

Franklin Mutual Shares Fund	3
Performance Summary	10
Your Fund’s Expenses	12
Financial Highlights and Statement of Investments	13
Financial Statements	25
Notes to Financial Statements	29
Shareholder Information	42

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2	Not part of the semiannual report	franklintempleton.com

Semiannual Report

Franklin Mutual Shares Fund

This semiannual report for Franklin Mutual Shares Fund covers the period ended June 30, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal. Its strategy is focused mainly on what the investment manager believes are undervalued mid- and large cap equity securities, which may include foreign securities and, to a lesser extent, the securities of distressed companies and merger arbitrage securities. The Fund may invest up to 35% of its assets in foreign securities.

Performance Overview

The Fund’s Class Z shares delivered a cumulative total return of +5.46% for the six months ended June 30, 2017. For comparison, the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500®), which is a broad measure of U.S. stock performance, generated a total return of +9.34%.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 10.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy generally expanded during the period under review. In this environment, global developed and emerging market stocks, as measured by the MSCI All Country World Index, generated a total return of +11.82%. Global markets were aided by improved industrial commodity prices at certain points during the period, generally upbeat economic data across regions, investor optimism about pro-growth and pro-business policies in the U.S., hopes of tax reforms under the Trump administration, Emmanuel Macron’s election as France’s president and encouraging corporate earnings reports.

Geographic Composition*

Based on Total Net Assets as of 6/30/17

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

However, global markets reflected investor concerns about the timing and economic effects of the U.K.’s exit from the European Union (also known as “Brexit”). Other headwinds included the health of European banks, concerns about political uncertainty in the U.S. and European Union, geopolitical tensions in certain regions, worries about global oversupply in oil production despite a pact to extend cuts, and comments toward period-end from key central bankers around the world about potentially raising interest rates.

U.S. economic growth decelerated in 2017’s first quarter, largely due to slower growth in consumer spending and declines in private inventory investment and government spending. However, growth accelerated in the second quarter due to increases in consumer spending, business investment

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 18.

franklintempleton.com	Semiannual Report	3

F R A N K L I N  M U T U A L  S H A R E S   F U N D

and federal government spending. The unemployment rate decreased from 4.7% in December 2016 to 4.4% at period-end.2 Annual inflation, as measured by the Consumer Price Index, decreased from 2.1% to 1.6% during the period. After increasing its benchmark interest rate in March, the U.S. Federal Reserve (Fed), at its June meeting, made the widely anticipated increase to its target range for the federal funds rate from 0.75%–1.00% to 1.00%–1.25%, amid signs of a growing U.S. economy, a strengthening labor market and an improvement in business spending.

In Europe, the U.K.’s economy grew at a slower rate in 2017’s first quarter over the previous quarter, largely due to slower growth in household spending. The eurozone’s growth increased in the first quarter over the previous quarter. The bloc’s annual inflation rate fluctuated during the reporting period and ended slightly higher from where it began. During the period, the European Central Bank kept its key policy rates unchanged.

In Asia, Japan’s quarterly gross domestic product (GDP) remained unchanged in 2017’s first quarter compared to 2016’s fourth quarter. In April 2017, the Bank of Japan (BOJ) slightly increased its GDP forecasts for the 2017–2018 fiscal year. However, the BOJ lowered its inflation forecast.

In emerging markets, Brazil’s quarterly GDP grew for the first time in two years, as its first-quarter 2017 GDP grew compared to the previous quarter. The country’s central bank cut its benchmark interest rate four times between January and June 2017 to spur economic growth. Russia’s GDP grew in 2017’s first quarter compared to the prior-year period. The Bank of Russia reduced its key interest rate in March, April and June 2017 to try to revive its economy. China’s economy grew faster in the first half of 2017 compared to the first half of 2016, driven by solid growth in industrial production, services, fixed-asset investment, retail sales, and imports and exports. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose during the period.

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we

Top 10 Sectors/Industries
Based on Equity Securities as of 6/30/17

% of Total Net Assets
Insurance	9.6%
Banks	9.5%
Pharmaceuticals	8.3%
Oil, Gas & Consumable Fuels	7.5%
Media	6.1%
Software	5.6%
Health Care Equipment & Supplies	5.1%
Tobacco	4.8%
Food & Staples Retailing	4.0%
Communications Equipment	2.6%

are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but also reduces the risk of substantial declines, in our opinion. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a

2. Source: Bureau of Labor Statistics.

4	Semiannual Report	franklintempleton.com

F R A N K L I N  M U T U A L  S H A R E  S  F U N D

deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and avoid rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

Many equity markets posted meaningful gains in 2017’s first half, across most regions and with minimal volatility. Global markets were aided by generally upbeat economic data, improved corporate earnings in the U.S., Europe and Japan, as well as improved industrial commodity prices at certain points during the period. However, those largely positive headline conditions overshadowed a fair amount of turbulence and uncertainty.

In the U.S., markets began 2017 rallying as investors hoped that a Republican sweep of U.S. elections in November 2016 would lead to a general loosening in regulations and tax reform, including lower corporate tax rates. However, political gridlock took hold. The political drama in Washington, D.C., tempered the rally in U.S. markets overall. Many stocks that led the way in the post-election rally subsequently gave back some or all of their outperformance, particularly value stocks dominated by companies in cyclical sectors most likely to benefit from acceleration in economic growth. In an environment of modest economic growth and low interest rates, investors continued to favor growth stocks. During the period, the Russell 1000® Growth Index generated a total return of +13.99%, while the Russell 1000® Value Index posted a total return of +4.66%.1 Within the Russell 1000® Growth Index, stocks with the largest weights were technology firms that dominated the headlines: Apple,3 Alphabet (a.k.a. Google),3 Microsoft, Amazon.com3 and Facebook.3

European equity markets started 2017 slowly, but political events combined with upbeat economic news sparked strong performance during the period, with the notable exception of the U.K. Elections in Europe produced generally positive outcomes, with voters in the Netherlands and France rejecting extremist candidates. Political stability in the European Union (EU) helped to support equity markets on the belief that it would help facilitate the ongoing economic recovery. In the U.K., however, a snap election resulting in no party having a majority in Parliament appeared to make a “hard Brexit,” in which the U.K. leaves the EU in March 2019 without a negotiated deal, even more likely than before.

As value investors, we managed to benefit from steady economic growth despite underlying market turbulence. In all market environments, we seek to invest prudently in securities that we believe represent good value, and then we adjust our views as the world around us changes.

The energy sector has been a significant area of investment for the Fund.4 Following an extended period of high prices, crude oil and natural gas prices have been significantly lower during the past few years. The benchmark oil price declined from more than $100 a barrel to below $30, and has more recently stayed between $40 and $60 during the first half of 2017. The impact on the sector, and the securities of companies in the sector, has been unsurprisingly quite dramatic. Although many uncertainties exist, we continue to expect demand for oil and gas to rise for a number of years, which we believe will require continued investment by the sector, not only to meet that growth but also to replace declining production in mature fields around the world. Accordingly, we expect some combination of higher prices or lower costs over time to provide the sufficient returns needed to justify the required investment.

After an initial period of distress, most companies within the energy sector appear to have made considerable progress in resizing their cost structures and strengthening their balance sheets. In aggregate, capital spending has been cut massively, and cash flow breakeven levels suggest an ability to fund a base level of investment activity given crude oil and gas prices as of period-end. From an investment standpoint, in many cases we are finding securities with reasonable prospects at current commodity prices, and substantively greater upside potential should our longer term price-versus-cost outlook come to pass. We expect continued commodity price volatility, but would look to use that to our advantage when seeking to buy or sell energy sector securities.

Our energy sector investment process has focused on finding situations where commodity price upside is not necessary to

3. Not a Fund holding.

4. The energy sector comprises energy equipment and services and oil, gas and consumable fuels in the SOI.

franklintempleton.com	Semiannual Report	5

F R A N K L I N  M U T U A L  S H A R E S   F U N D

Top 10 Equity Holdings
6/30/17

Company Sector/Industry, Country	% of Total Net Assets
Medtronic PLC Health Care Equipment & Supplies, U.S.	3.6%
Merck & Co. Inc. Pharmaceuticals, U.S.	2.8%
Eli Lilly & Co. Pharmaceuticals, U.S.	2.4%
Time Warner Inc. Media, U.S.	2.1%
Microsoft Corp. Software, U.S.	2.1%
Symantec Corp. Software, U.S.	2.1%
American International Group Inc. Insurance, U.S.	2.0%
Novartis AG Pharmaceuticals, Switzerland	2.0%
British American Tobacco PLC Tobacco, U.K.	1.9%
Charter Communications Inc. Media, U.S.	1.8%

generate attractive security returns. One such area is within the infrastructure space. Companies such as Kinder Morgan and Williams provide critical pipelines, processing facilities, ports, and other assets used to bring vital commodities to market. Investors shunned these companies due to a combination of counterparty risk related to exploration and production companies, their own balance sheet concerns and dividend levels. As our analysis about the criticality of their assets and the flexibility of their funding options has, in our view, been proven, the securities of infrastructure companies have recovered significantly from their lows. Moreover, if expectations of an oil and gas supply glut from greater North American production hold true, more infrastructure investment should be needed to move this product to export markets.

Royal Dutch Shell, a leading integrated oil and gas company, is another investment held by the Fund for which fears about the impact of low commodity prices were overblown, in our view. The company used the initial phase of the crude oil price downturn to acquire BG Group, a major exploration and production company with significant positions and strength in liquefied natural gas and a great oil asset in the pre-salt Santos Basin in Brazil. The assets were highly complementary to

Shell’s existing positions, allowing the post-merger company to prune other areas of its portfolio and still show considerable growth. Management, under the leadership of relatively new chief executive officer Ben van Beurden, has been focused on reducing costs so that the company can still grow, while funding all required capital expenditures and its dividend, at an oil price below $50 per barrel. As Shell shows continued progress in its efforts and demonstrates the resilience of its portfolio and balance sheet, we expect the shares to continue to benefit.

Merger and acquisition activity has remained healthy, with the number of deals remaining high, although the average size of deals fell. Very large deals may have been affected negatively by ongoing political and regulatory uncertainty. Although many mega-deals were rumored, the largest deal actually announced during the period was Becton, Dickinson and Company’s3 takeover of C.R. Bard.3 Meanwhile, many large deals initiated in 2016 await regulatory approval, including Bayer’s3 acquisition of Monsanto, AT&T’s3 acquisition of Time Warner, and 21st Century Fox’s3 offer for Sky. Several key regulatory agencies remain short of members, including the Federal Communication Commission and the Federal Trade Commission, and these openings may be affecting regulatory approvals.

Credit spreads narrowed in 2016 and continued that trend in the first half of 2017 for higher quality credit, with the exception of a brief period of volatility in March and April. High yield credit spreads have remained at levels seen at the start of 2017. The spread compression provided the Fund with the opportunity to exit many of the opportunities that presented themselves in early 2016, including several “hung deals,” as prices improved, spreads shrank, and the risk-adjusted returns were no longer mispriced. As the year progressed and investors became more willing buyers of credit, mispriced risk became more difficult to find, in our opinion. However, we found what we viewed as value in some unloved industries like specialty pharmaceuticals, hospitals, media/broadcasting and telecommunications5 that faced increasing political or secular challenges. In sorting through these less-favored industries, we sought out securities that we believed could benefit most from liquidity-enhancing events like asset sales, the ability within existing agreements to issue secured debt, and free cash flow that could create a long enough runway to weather the storm and/or provide enough current recovery to create the enterprise at a significant discount to our assessment of its intrinsic value. In times when

5. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI. See www.franklintempletondatasources.com for additional data provider information.

6	Semiannual Report	franklintempleton.com

F R A N K L I N  M U T U A L  S H A R E  S  F U N D

the credit markets fluctuate and value is difficult to easily identify, we believe our industry specific expertise, deep fundamental analysis with a focus on cash flow, and intensive credit and covenant review combine seamlessly and provide us with unique ways of looking at the same ideas others may disregard.

Turning to Fund performance, top positive contributors included U.S.-based medical device maker Medtronic, South Korea-based Samsung Electronics, and Switzerland-based health care company Novartis.

Investors responded positively to quarterly results issued by Medtronic in February and May. On both occasions, earnings exceeded consensus expectations, driven by solid revenues and successful cost control efforts, which led to better operating profitability. The positive results led to improved investor confidence in Medtronic’s ability to deliver on future growth goals, especially given concerns following tough quarterly results issued in November 2016. Medtronic’s agreement in April to sell its medical supplies business to Cardinal Health3 provided additional support to Medtronic’s stock price. Medtronic obtained the medical supplies business as part of its 2014 acquisition of Covidien. The medical supplies business, in our view, was not core to Medtronic’s operations and had less attractive profitability and future growth prospects. In addition, Medtronic intends to use the after-tax proceeds for additional share buybacks and to pay down debt.

Samsung Electronics is a low cost provider of commodity memory products (e.g., dynamic random-access memory and flash memory), which have seen very strong pricing recently. Samsung also produces smartphones, consumer electronics and other goods. In February, shares retreated as Samsung chief Jay Y. Lee was arrested for bribery as part of a wider government influence-peddling scandal that led to the impeachment of then president Park Geun-hye. However, the stock price rallied as investors turned their focus to Samsung’s better-than-expected earnings results announced in April. Samsung reported strong sales in its core businesses, including memory chips and OLED (organic light-emitting diode) displays. Despite adverse publicity surrounding its Note 7 smartphone in the fall of 2016, sales of its newest generation of smartphones have been running ahead of market expectations. Management also pleasantly surprised investors in April by announcing a plan to cancel existing treasury shares held by the company.

Novartis has meaningful market positions in biopharmaceuticals, especially oncology, generic pharmaceuticals through its Sandoz division, and eye care through its Alcon division. Investors reacted positively to decent quarterly results in

January and April when Novartis beat consensus expectations. Investors also reacted positively to news reports in April that the process of reviewing strategic options for its Alcon division may be moving along. Novartis has made substantial investments to turn around Alcon, but the process has taken longer than expected. We believe a sale or spin-off of Alcon may make sense at the right price. In June, Novartis made good progress on its pipeline with two positive late-stage trials, one for a drug to treating neovascular age-related macular degeneration and second for a cardiovascular treatment for heart attack patients.

During the period under review, Fund investments that detracted from performance included Cincinnati-based grocery retailer Kroger, U.S.-based oil and gas exploration and production company Marathon Oil and U.S.-based drugstore chain Rite Aid.

Kroger operates over 2,400 grocery and multi-department stores in 31 states. Kroger’s stock price declined as investors remained focused on the industry-wide impact of food price deflation, which is pressuring the revenue growth of grocery retailers. Quarterly results released in early March reflected the pressure of food price deflation on Kroger’s revenues. The stock price further declined in mid-June due to Kroger’s negative full-year earnings guidance update and the announced acquisition of Whole Foods3 by Amazon.com.3 Kroger reduced its full-year 2017 earnings range due to a combination of higher costs and lower margins. The company selectively increased starting wages to lower employee turnover and improve productivity. In addition, Kroger decided to match major promotions by some competitors. Kroger’s management believes promotion activity will likely persist through 2017 as other grocery chains fight to maintain market share. In our view, the Whole Foods acquisition by Amazon was another sign of encroaching competition from non-traditional grocery retailers and hard discounters. Overall, we believe Kroger is still among the strongest grocery retailers, including a sharp management team, and it has the capability to successfully adjust to the shifting competitive landscape.

Shares of Marathon Oil generally followed the path of declining oil prices. During the first half of 2017, oil prices retreated as U.S. crude oil production increased and data showed that worldwide supply had not yet begun to decline. The supply and price trends for crude oil prices overshadowed some moves by Marathon that we believe were positive. As part of its portfolio transformation effort, in March Marathon announced agreements to exit a Canadian oil sands asset, and two transactions to acquire acreage in the northern Delaware basin of New Mexico. Although we regard the price received

franklintempleton.com	Semiannual Report	7

F R A N K L I N  M U T U A L  S H A R E S   F U N D

for the oil sands asset to be merely adequate, we look favorably upon the continuing expansion of the company’s resource portfolio and increasing focus on predictable, higher return onshore assets. Additionally, the three transactions led to a further improvement in Marathon’s balance sheet. These favorable changes were nonetheless overshadowed by an oil market which remains both volatile and challenging.

Shares of Rite Aid declined as a deal to be acquired by Walgreens Boots Alliance fell apart. The transaction was mired in antitrust review by the Federal Trade Commission (FTC) during much of the period as the FTC questioned whether Walgreens’ proposed divestitures were sufficient to maintain competition. In late June, Walgreens announced the immediate termination of the merger agreement. Instead, Rite Aid agreed to sell numerous stores and related distribution assets to Walgreens. The new agreement is also subject to antitrust review, but we believe FTC approval is likely.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-U.S. dollar investments. The currency forwards had a negative impact on the Fund’s performance because of the depreciation of the U.S. dollar versus the hedged currencies, while currency futures had a negligible impact.

What is a currency forward?

A currency forward is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

CFA® is a trademark owned by CFA Institute.

Thank you for your participation in Franklin Mutual Shares Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

8	Semiannual Report	franklintempleton.com

F R A N K L I N  M U T U A L  S H A R E  S  F U N D

Peter Langerman has been portfolio manager for Franklin Mutual Shares Fund since 2005. He has been portfolio manager of Franklin Mutual Global Discovery Fund since 2009. He joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual Advisers and member of the management team of the Funds, including Franklin Mutual Shares Fund. From 2002 to 2005, he served as director of New Jersey’s Division of Investment, overseeing employee pension funds. Between 1986 and 1996, Mr. Langerman was employed at Heine Securities Corporation, the Fund’s former manager.

F. David Segal has been portfolio manager for Franklin Mutual Shares Fund since 2005. He joined Franklin Templeton Investments in 2002. Previously, he was an analyst in the Structured Finance Group of MetLife for the period 1999 to 2002.

Debbie Turner has been assistant portfolio manager for Franklin Mutual Shares Fund since 2001. She joined Franklin Templeton Investments in 1996. Between 1993 and 1996, Ms. Turner was employed at Heine Securities Corporation, the Fund’s former manager.

franklintempleton.com	Semiannual Report	9

F R A N K L I N  M U T U A L  S H A R E S   F U N D

Performance Summary as of June 30, 2017

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

Z
6-Month	+5.46%	+5.46%
1-Year	+17.25%	+17.25%
5-Year	+74.81%	+11.82%
10-Year	+54.18%	+4.42%

A
6-Month	+5.33%	-0.74%
1-Year	+16.96%	+10.23%
5-Year	+72.36%	+10.19%
10-Year	+49.81%	+3.51%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

10	Semiannual Report	franklintempleton.com

F R A N K L I N  M U T U A L  S H A R E  S  F U N D

P E R F O R M A N C E  S U M M A R Y

Total Annual Operating Expenses[3]

Share Class
Z	0.80%
A	1.05%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

franklintempleton.com	Semiannual Report	11

F R A N K L I N  M U T U A L  S H A R E S   F U N D

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period 1/1/17–6/30/17[1,2]	Ending Account Value 6/30/17	Expenses Paid During Period 1/1/17–6/30/17[1,2]	Net Annualized Expense Ratio[2]

Z	$1,000	$1,054.60	$3.92	$1,020.98	$3.86	0.77%
A	$1,000	$1,053.30	$5.19	$1,019.74	$5.11	1.02%
C	$1,000	$1,049.10	$8.99	$1,016.02	$8.85	1.77%
R	$1,000	$1,052.10	$6.46	$1,018.50	$6.36	1.27%
R6	$1,000	$1,055.30	$3.36	$1,021.52	$3.31	0.66%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

12	Semiannual Report	franklintempleton.com

F R A N K L I N  M U T U A L  S H A R E  S  F U N D

Financial Highlights

	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31,
			2016		2015	2014		2013	2012
Class Z

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$28.22		$26.00		$29.52	$28.34		$22.48	$19.96

Income from investment operations[a]:

Net investment income[b]	0.27		0.63	[c]	0.54	0.78	[d]	0.47	0.39

Net realized and unrealized gains (losses)	1.27		3.48		(1.71)	1.38		5.83	2.62

Total from investment operations	1.54		4.11		(1.17)	2.16		6.30	3.01

Less distributions from:

Net investment income	—		(0.64)		(0.59)	(0.98)		(0.44)	(0.49)

Net realized gains	—		(1.25)		(1.76)	—		—	—

Total distributions	—		(1.89)		(2.35)	(0.98)		(0.44)	(0.49)

Net asset value, end of period	$29.76		$28.22		$26.00	$29.52		$28.34	$22.48

Total return[e]	5.46%		15.88%		(3.81)%	7.60%		28.10%	15.14%

Ratios to average net assets[f]

Expenses[g]	0.77%	[h]	0.80%	[h,i]	0.81% [h,i]	0.80%	[h]	0.79% [h]	0.82%

Expenses incurred in connection with securities sold short	—%		0.01%		0.02%	0.03%		—%[j]	—% [j]

Net investment income	1.86%		2.33%	[c]	1.82%	2.67%	[d]	1.85%	1.82%

Supplemental data

Net assets, end of period (000’s)	$8,075,721		$7,681,881		$6,770,056	$7,363,765		$7,025,908	$7,575,308

Portfolio turnover rate	8.77%		20.56%		19.99%	19.24%		24.29%	21.57%
aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.96%.

dNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.66%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

jRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	13

F R A N K L I N  M U T U A L  S H A R E S   F U N D

F I N A N C I A L  H I G H L I G H T S

	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31,
			2016	2015	2014		2013		2012
Class A

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$27.97		$25.78	$29.29	$28.12		$22.32		$19.81

Income from investment operations[a]:

Net investment income[b]	0.23		0.56 [c]	0.45	0.69	[d]	0.40		0.33

Net realized and unrealized gains (losses)	1.26		3.45	(1.69)	1.37		5.76		2.60

Total from investment operations	1.49		4.01	(1.24)	2.06		6.16		2.93

Less distributions from:

Net investment income	—		(0.57)	(0.51)	(0.89)		(0.36)		(0.42)

Net realized gains	—		(1.25)	(1.76)	—		—		—

Total distributions	—		(1.82)	(2.27)	(0.89)		(0.36)		(0.42)

Net asset value, end of period	$29.46		$27.97	$25.78	$29.29		$28.12		$22.32

Total return[e]	5.33%		15.61%	(4.10)%	7.30%		27.74%		14.75%

Ratios to average net assets[f]

Expenses[g]	1.02%	[h]	1.05% [h,i]	1.09% [h,i]	1.10%	[h]	1.09%	[h]	1.12%

Expenses incurred in connection with securities sold short	—%		0.01%	0.02%	0.03%		—%	[j]	—% [j]

Net investment income	1.61%		2.08%[c]	1.54%	2.37%	[d]	1.55%		1.52%

Supplemental data

Net assets, end of period (000’s)	$4,626,896		$4,737,576	$4,819,868	$5,392,130		$5,477,733		$4,633,895

Portfolio turnover rate	8.77%		20.56%	19.99%	19.24%		24.29%		21.57%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.71%.

dNet investment income per share includes approximately $0.29 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.36%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

jRounds to less than 0.01%.

14	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L I N  M U T U A L  S H A R E  S  F U N D

F I N A N C I A L  H I G H L I G H T S

	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31,
			2016	2015	2014		2013		2012
Class C

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$27.68		$25.54	$29.02	$27.88		$22.13		$19.65

Income from investment operations[a]:

Net investment income[b]	0.12		0.35[c]	0.24	0.48[d]		0.22		0.17

Net realized and unrealized gains (losses)	1.24		3.40	(1.67)	1.34		5.71		2.57

Total from investment operations	1.36		3.75	(1.43)	1.82		5.93		2.74

Less distributions from:

Net investment income	—		(0.36)	(0.29)	(0.68)		(0.18)		(0.26)

Net realized gains	—		(1.25)	(1.76)	—		—		—

Total distributions	—		(1.61)	(2.05)	(0.68)		(0.18)		(0.26)

Net asset value, end of period	$29.04		$27.68	$25.54	$29.02		$27.88		$22.13

Total return[e]	4.91%		14.77%	(4.79)%	6.56%		26.82%		13.97%

Ratios to average net assets[f]

Expenses[g]	1.77%	[h]	1.80% [h,i]	1.81% [h,i]	1.80%	[h]	1.79%	[h]	1.82%

Expenses incurred in connection with securities sold short	—%		0.01%	0.02%	0.03%		—%	[j]	—% [j]

Net investment income	0.86%		1.33% [c]	0.82%	1.67%	[d]	0.85%		0.82%

Supplemental data

Net assets, end of period (000’s)	$1,059,217		$1,114,760	$1,101,302	$1,240,845		$1,236,603		$1,043,695

Portfolio turnover rate	8.77%		20.56%	19.99%	19.24%		24.29%		21.57%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.96%.

dNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.66%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

jRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	15

F R A N K L I N  M U T U A L  S H A R E S   F U N D

F I N A N C I A L  H I G H L I G H T S

	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31,
			2016		2015	2014		2013		2012
Class R
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$27.83		$25.66		$29.14	$27.98		$22.20		$19.70

Income from investment operations[a]:

Net investment income[b]	0.19		0.49	[c]	0.38	0.64	[d]	0.34		0.28

Net realized and unrealized gains (losses)	1.26		3.42		(1.67)	1.34		5.73		2.59

Total from investment operations	1.45		3.91		(1.29)	1.98		6.07		2.87

Less distributions from:

Net investment income	—		(0.49)		(0.43)	(0.82)		(0.29)		(0.37)

Net realized gains	—		(1.25)		(1.76)	—		—		—

Total distributions	—		(1.74)		(2.19)	(0.82)		(0.29)		(0.37)

Net asset value, end of period	$29.28		$27.83		$25.66	$29.14		$27.98		$22.20

Total return[e]	5.21%		15.31%		(4.32)%	7.10%		27.47%		14.52%

Ratios to average net assets[f]

Expenses[g]	1.27%	[h]	1.30%	[h,i]	1.31% [h,i]	1.30%	[h]	1.29%	[h]	1.32%

Expenses incurred in connection with securities sold short	—%		0.01%		0.02%	0.03%		—%	[j]	—% [j]

Net investment income	1.36%		1.83%	[c]	1.32%	2.17%[d]		1.35%		1.32%

Supplemental data

Net assets, end of period (000’s)	$115,142		$123,013		$134,050	$172,938		$192,658		$191,304

Portfolio turnover rate	8.77%		20.56%		19.99%	19.24%		24.29%		21.57%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.46%.

dNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.16%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

hBenefit of expense reduction rounds to less than 0.01%.

i Benefit of waiver and payments by affiliates rounds to less than 0.01%.

j Rounds to less than 0.01%.

16	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L I N  M U T U A L  S H A R E  S  F U N D

F I N A N C I A L  H I G H L I G H T S

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31,
		2016	2015	2014		2013[a]
Class R6
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$28.21	$25.98	$29.51	$28.33		$24.91

Income from investment operations[b]:

Net investment income[c]	0.29	0.66 [d]	0.57	0.82	[e]	0.38

Net realized and unrealized gains (losses)	1.27	3.49	(1.71)	1.37		3.51

Total from investment operations.	1.56	4.15	(1.14)	2.19		3.89

Less distributions from:

Net investment income	—	(0.67)	(0.63)	(1.01)		(0.47)

Net realized gains	—	(1.25)	(1.76)	—		—

Total distributions	—	(1.92)	(2.39)	(1.01)		(0.47)

Net asset value, end of period	$29.77	$28.21	$25.98	$29.51		$28.33

Total return[f]	5.53%	16.05%	(3.71)%	7.72%		15.70%

Ratios to average net assets[g]

Expenses[h,i]	0.66%	0.68%[j]	0.69%[j]	0.69%		0.67%

Expenses incurred in connection with securities sold short	—%	0.01%	0.02%	0.03%		—% [k]

Net investment income	1.97%	2.45%[d]	1.94%	2.78%	[e]	1.97%

Supplemental data

Net assets, end of period (000’s)	$1,911,754	$1,896,497	$1,923,466	$2,249,991		$2,221,889

Portfolio turnover rate	8.77%	20.56%	19.99%	19.24%		24.29%

aFor the period May 1, 2013 (effective date) to December 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.08%.

eNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.77%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

iBenefit of expense reduction rounds to less than 0.01%.

jBenefit of waiver and payments by affiliates rounds to less than 0.01%.

kRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	17

F R A N K L I N  M U T U A L  S H A R E S   F U N D

Statement of Investments, June 30, 2017 (unaudited)

		Country	Shares	Value
	Common Stocks and Other Equity Interests 87.6%
	Aerospace & Defense 0.5%
a	KLX Inc.	United States	706,035	$35,301,750
	Rockwell Collins Inc.	United States	437,882	46,012,641

				81,314,391

	Auto Components 0.8%
	The Goodyear Tire & Rubber Co.	United States	2,382,274	83,284,299
a,b,c	International Automotive Components Group Brazil LLC	Brazil	7,234,813	176,956
a,b,c,d	International Automotive Components Group North America LLC	United States	63,079,866	38,826,667

				122,287,922

	Automobiles 1.2%
	General Motors Co.	United States	5,564,770	194,377,416

	Banks 9.5%
	Barclays PLC	United Kingdom	38,190,870	100,859,044
	CIT Group Inc.	United States	2,759,673	134,396,075
	Citigroup Inc.	United States	3,362,406	224,877,713
	Citizens Financial Group Inc.	United States	6,757,671	241,113,701
	Columbia Banking System Inc.	United States	88,096	3,510,626
a	FCB Financial Holdings Inc., A	United States	1,647,570	78,671,468
	Guaranty Bancorp	United States	1,146,366	31,181,155
	JPMorgan Chase & Co.	United States	2,748,790	251,239,406
	PNC Financial Services Group Inc.	United States	2,044,922	255,349,410
	State Bank Financial Corp.	United States	1,467,000	39,785,040
	Wells Fargo & Co.	United States	2,531,930	140,294,241

				1,501,277,879

	Beverages 0.9%
	PepsiCo Inc.	United States	1,185,449	136,907,505

	Chemicals 1.1%
a,e,f	Dow Corning Corp., Contingent Distribution	United States	12,630,547	—
	Monsanto Co.	United States	1,483,490	175,585,876

				175,585,876

	Communications Equipment 2.6%
	Cisco Systems Inc.	United States	8,126,460	254,358,198
	Nokia OYJ, A	Finland	13,670,039	83,616,193
	Nokia OYJ, ADR	Finland	10,897,776	67,130,300

				405,104,691

	Construction Materials 0.7%
	LafargeHolcim Ltd., B	Switzerland	1,946,175	111,441,990

	Consumer Finance 1.3%
	Ally Financial Inc.	United States	3,254,500	68,019,050
	Capital One Financial Corp.	United States	1,609,205	132,952,517

				200,971,567

	Containers & Packaging 2.2%
	International Paper Co.	United States	3,640,737	206,102,121
	WestRock Co.	United States	2,383,939	135,073,984

				341,176,105

	Diversified Financial Services 0.8%
	Voya Financial Inc.	United States	3,413,030	125,906,677

	Diversified Telecommunication Services 0.6%
	Koninklijke KPN NV	Netherlands	30,410,640	97,297,086

18	Semiannual Report	franklintempleton.com

F R A N K L I N  M U T U A L  S H A R E  S  F U N D

S T A T E M E N T  O F  I N V E S T M E  N T S  (U N A U D I T E D)

		Country	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	Electrical Equipment 1.1%
a	Sensata Technologies Holding NV	United States	4,067,870	$173,779,406

	Energy Equipment & Services 1.3%
	Baker Hughes Inc.	United States	3,663,252	199,683,867
a,c	Gulfmark Offshore Inc.	United States	171,232	35,787

				199,719,654

	Equity Real Estate Investment Trusts (REITs) 1.7%
b	Alexander’s Inc.	United States	326,675	137,680,445
	Vornado Realty Trust	United States	1,320,942	124,036,454

				261,716,899

	Food & Staples Retailing 4.0%
	CVS Health Corp.	United States	3,015,915	242,660,521
	The Kroger Co.	United States	8,225,486	191,818,333
a	Rite Aid Corp.	United States	8,729,840	25,753,028
	Walgreens Boots Alliance Inc.	United States	2,283,129	178,791,832

				639,023,714

	Health Care Equipment & Supplies 5.1%
	Medtronic PLC	United States	6,332,094	561,973,342
	Stryker Corp.	United States	1,813,052	251,615,357

				813,588,699

	Household Products 0.2%
	Energizer Holdings Inc.	United States	635,933	30,537,503

	Independent Power & Renewable Electricity Producers 0.5%
	Vistra Energy Corp.	United States	4,927,428	82,731,516

	Industrial Conglomerates 1.5%
	General Electric Co.	United States	8,651,100	233,666,211

	Insurance 9.6%
a	Alleghany Corp.	United States	377,389	224,470,977
	American International Group Inc.	United States	5,079,039	317,540,020
	Chubb Ltd.	United States	1,169,358	170,001,266
	The Hartford Financial Services Group Inc.	United States	1,577,199	82,913,351
	MetLife Inc.	United States	3,551,930	195,143,034
b	White Mountains Insurance Group Ltd.	United States	291,961	253,606,084
	XL Group Ltd.	Bermuda	6,076,710	266,159,898

				1,509,834,630

	IT Services 1.6%
	Cognizant Technology Solutions Corp., A	United States	2,992,250	198,685,400
	DXC Technology Co.	United States	643,537	49,372,159

				248,057,559

	Machinery 2.1%
	Caterpillar Inc.	United States	1,654,601	177,803,423
	CNH Industrial NV	United Kingdom	4,351,332	49,280,613
	CNH Industrial NV, special voting	United Kingdom	5,296,616	59,986,341
	Federal Signal Corp.	United States	2,920,397	50,698,092

				337,768,469

	Media 6.1%
a	Charter Communications Inc., A	United States	865,529	291,553,444
a	DISH Network Corp., A	United States	2,879,437	180,713,466
	Sky PLC	United Kingdom	12,335,183	159,707,904

franklintempleton.com	Semiannual Report	19

F R A N K L I N  M U T U A L  S H A R E S   F U N D

S T A T E M E N T  O F  I N V E S T M E N T  S  (U N A U D I T E D)

		Country	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	Media (continued)
	Time Warner Inc.	United States	3,353,558	$336,730,759

				968,705,573

	Metals & Mining 0.8%
	thyssenkrupp AG	Germany	3,973,743	112,907,822
c,d	Warrior Met Coal Inc.	United States	1,156,279	18,915,584

				131,823,406

	Oil, Gas & Consumable Fuels 7.5%
	Anadarko Petroleum Corp.	United States	1,851,580	83,950,637
	Apache Corp.	United States	2,375,473	113,856,421
	BP PLC	United Kingdom	15,851,497	91,426,549
a	CONSOL Energy Inc.	United States	4,672,924	69,813,485
	Kinder Morgan Inc.	United States	11,533,040	220,973,046
	Marathon Oil Corp.	United States	10,934,539	129,574,287
	Royal Dutch Shell PLC, A (EUR Traded)	United Kingdom	6,685,312	177,429,374
	Royal Dutch Shell PLC, A (GBP Traded)	United Kingdom	3,716,893	98,523,289
	The Williams Cos. Inc.	United States	6,351,184	192,313,851

				1,177,860,939

	Pharmaceuticals 8.3%
	Eli Lilly & Co.	United States	4,632,255	381,234,586
	Merck & Co. Inc.	United States	6,908,010	442,734,361
	Novartis AG, ADR	Switzerland	3,798,680	317,075,820
	Teva Pharmaceutical Industries Ltd., ADR	Israel	5,217,297	173,318,606

				1,314,363,373

	Professional Services 0.9%
	RELX PLC	United Kingdom	6,306,172	136,354,141

	Software 5.6%
	CA Inc.	United States	5,174,940	178,380,182
a	Dell Technologies Inc., V.	United States	720,878	44,052,854
	Microsoft Corp.	United States	4,857,885	334,854,013
	Symantec Corp.	United States	11,660,851	329,419,041

				886,706,090

	Technology Hardware, Storage & Peripherals 2.2%
	Hewlett Packard Enterprise Co.	United States	7,491,354	124,281,563
	Samsung Electronics Co. Ltd.	South Korea	110,421	229,246,082

				353,527,645

	Tobacco 4.8%
	Altria Group Inc.	United States	2,351,460	175,113,226
	British American Tobacco PLC	United Kingdom	4,377,848	298,461,850
	Imperial Brands PLC	United Kingdom	1,751,865	78,691,042
	Reynolds American Inc.	United States	3,147,696	204,726,148

				756,992,266

	Wireless Telecommunication Services 0.5%
	Vodafone Group PLC	United Kingdom	29,287,025	83,066,871

	Total Common Stocks and Other Equity Interests (Cost $9,972,212,760)			13,833,473,669

20	Semiannual Report	franklintempleton.com

F R A N K L I N  M U T U A L  S H A R E  S  F U N D

S T A T E M E N T  O F  I N V E S T M E  N T S  (U N A U D I T E D)

		Country	Principal Amount	Value
	Corporate Bonds, Notes and Senior Floating Rate Interests 3.0%
g,h	Avaya Inc., DIP Facility, 8.617% - 8.716%, 1/23/18	United States	$20,613,000	$21,289,374
g,h	Belk Inc., Closing Date Term Loan, 5.905%, 12/12/22	United States	20,708,171	17,736,549
	CHS/Community Health Systems Inc., senior note, 6.875%, 2/01/22	United States	27,672,000	24,282,180
g,h	Cumulus Media Holdings Inc., Term Loans, 4.48%, 12/23/20	United States	59,478,293	48,103,069
	Frontier Communications Corp.,
	senior note, 10.50%, 9/15/22	United States	10,209,000	9,762,356
	senior note, 11.00%, 9/15/25	United States	93,006,000	86,146,807
	iHeartCommunications Inc.,
	senior secured note, first lien, 9.00%, 12/15/19	United States	74,295,000	58,600,181
	g,h Tranche D Term Loan, 7.976%, 1/30/19	United States	94,620,527	77,588,832
	g,h Tranche E Term Loan, 8.726%, 7/30/19	United States	30,412,812	24,938,506
g,h	Toys R Us-Delaware Inc.,
	FILO Loans, 8.422%, 10/24/19	United States	8,171,000	8,181,214
	Term B-4 Loan, 9.952%, 4/24/20	United States	77,391,543	64,525,199
i	Valeant Pharmaceuticals International,
	senior bond, 144A, 6.75%, 8/15/21	United States	8,072,000	7,708,760
	senior bond, 144A, 7.25%, 7/15/22	United States	5,337,000	5,036,794
i	Valeant Pharmaceuticals International Inc., senior note, 144A, 7.50%, 7/15/21	United States	4,687,000	4,558,108
i	Veritas U.S. Inc./Veritas Bermuda Ltd., senior note, 144A, 7.50%, 2/01/23	United States	8,401,000	9,052,077

	Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $500,564,870)			467,510,006

	Corporate Notes and Senior Floating Rate Interests in Reorganization 1.3%
j	Avaya Inc.,
	i senior note, 144A, 10.50%, 3/01/21	United States	67,859,000	6,955,547
	i senior secured note, 144A, 7.00%, 4/01/19	United States	21,117,000	17,051,977
	g,h Term B-3 Loan, 7.63%, 10/26/17	United States	46,944,834	37,516,762
	g,h,k Term B-6 Loan, 4.13%, 3/30/18	United States	9,106,294	7,269,855
	g,h Term B-7 Loan, 4.13%, 5/29/20	United States	54,323,250	43,820,774
c,j	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	19,594	—
g,h,j	Caesars Entertainment Operating Co. Inc.,
	Term B-5-B Loans, 1.50%, 3/01/17	United States	9,007,017	10,481,917
	Term B-6-B Loans, 1.50%, 3/01/17	United States	42,941,719	51,154,323
	Term B-7 Loans, 1.50%, 3/01/17	United States	28,981,541	36,118,245

	Total Corporate Notes and Senior Floating Rate Interests in Reorganization (Cost $250,491,551)			210,369,400

			Shares
	Companies in Liquidation 0.1%
a	Adelphia Recovery Trust	United States	99,967,609	64,979
a,e	Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	12,005,115	1,200
a,b,c,d	CB FIM Coinvestors LLC	United States	43,105,703	—
a,e,f	Century Communications Corp., Contingent Distribution	United States	33,138,000	—
a,c	FIM Coinvestor Holdings I, LLC	United States	53,924,666	—
a,l	Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	420,480,670	9,334,671
a,e,f	Tribune Media, Litigation Trust, Contingent Distribution	United States	996,999	—
a,e,f	Tropicana, Litigation Trust, Contingent Distribution	United States	76,355,000	—
a,f	Vistra Energy Corp., Litigation Trust	United States	292,849,556	3,397,055

franklintempleton.com	Semiannual Report	21

F R A N K L I N  M U T U A L  S H A R E S   F U N D

S T A T E M E N T  O F  I N V E S T M E N T  S  (U N A U D I T E D)

		Country	Shares	Value
	Companies in Liquidation (continued)
a	Vistra Energy Corp., Litigation Trust, TRA	United States	4,927,428	$5,296,985

	Total Companies in Liquidation (Cost $62,905,545)			18,094,890

			Principal Amount
	Municipal Bonds in Reorganization (Cost $56,143,385) 0.3%
j	Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35	United States	$64,157,000	39,135,770

	Total Investments before Short Term Investments (Cost $10,842,318,111)			14,568,583,735

	Short Term Investments 7.2%
	U.S. Government and Agency Securities 7.2%
m	FHLB,
	7/03/17	United States	190,000,000	190,000,000
	7/05/17	United States	69,500,000	69,496,178
m	U.S. Treasury Bill, [n] 9/21/17 - 10/26/17	United States	118,900,000	118,597,350
	7/27/17 - 12/21/17	United States	767,000,000	765,219,759

	Total U.S. Government and Agency Securities (Cost $1,143,384,013)			1,143,313,287

	Total Investments (Cost $11,985,702,124) 99.5%			15,711,897,022
	Other Assets, less Liabilities 0.5%			76,832,802

	Net Assets 100.0%			$15,788,729,824

aNon-income producing.

bSee Note 11 regarding holdings of 5% voting securities.

cSee Note 9 regarding restricted securities.

dAt June 30, 2017, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at period end.

eContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

fSecurity has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2017, the aggregate value of these securities was $3,397,055, representing less than 0.1% of net assets.

gThe coupon rate shown represents the rate at period end.

hSee Note 1(g) regarding senior floating rate interests.

iSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2017, the aggregate value of these securities was $50,363,263, representing 0.3% of net assets.

jSee Note 8 regarding credit risk and defaulted securities.

kA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).

lBankruptcy Claim represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent the amount of allowed unsecured claims.

mThe security was issued on a discount basis with no stated coupon rate.

nA portion or all of the security has been segregated as collateral for open forward contracts. At June 30, 2017, the aggregate value of these securities and/or cash pledged amounted to $27,717,958, representing 0.2% of net assets.

22	Semiannual Report	franklintempleton.com

F R A N K L I N  M U T U A L  S H A R E  S  F U N D

S T A T E M E N T  O F  I N V E S T M E  N T S  ( U N A U D I T E D )

At June 30, 2017, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts

Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation

Currency Contracts
EUR/USD	Short	1,549	$222,029,787	9/18/17	$ —	$(3,898,968)
GBP/USD	Short	3,891	317,238,094	9/18/17	—	(6,463,151)

Total Futures Contracts					$ —	$(10,362,119)

Net unrealized appreciation (depreciation)						$(10,362,119)

At June 30, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty	[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Euro	BOFA		Buy	1,454,241	$1,659,165	7/12/17	$ 3,060	$—
Euro	BONY		Buy	1,488,212	1,698,675	7/12/17	2,380	—
Euro	BONY		Sell	127,103	136,727	7/12/17	—	(8,554)
Euro	FBCO		Sell	30,831,585	33,186,194	7/12/17	—	(2,054,901)
Euro	HSBK		Buy	1,454,241	1,658,159	7/12/17	4,066	—
Euro	SSBT		Buy	1,454,240	1,659,888	7/12/17	2,336	—
Euro	SSBT		Sell	30,831,586	33,176,328	7/12/17	—	(2,064,767)
Euro	UBSW		Buy	2,320,375	2,646,913	7/12/17	5,320	—
Euro	UBSW		Sell	252,631	271,534	7/12/17	—	(17,228)
British Pound	BOFA		Buy	28,184,833	36,058,450	7/13/17	670,232	—
British Pound	BONY		Sell	7,496,498	9,426,869	7/13/17	—	(342,091)
British Pound	FBCO		Sell	83,724	102,395	7/13/17	—	(6,709)
British Pound	HSBK		Buy	3,577,483	4,556,354	7/13/17	105,595	—
British Pound	HSBK		Sell	24,673,201	30,145,357	7/13/17	—	(2,007,191)
British Pound	SSBT		Buy	3,315,034	4,222,959	7/13/17	96,983	—
British Pound	SSBT		Sell	28,030,182	34,246,275	7/13/17	—	(2,280,875)
British Pound	UBSW		Buy	13,106,828	16,819,155	7/13/17	260,831	—
Euro	BOFA		Sell	3,201,921	3,483,844	7/26/17	—	(178,891)
Euro	HSBK		Sell	34,813,946	37,143,690	7/26/17	—	(2,680,608)
Euro	SSBT		Sell	5,004,186	5,410,929	7/26/17	—	(313,449)
Euro	UBSW		Sell	30,681,996	32,699,689	7/26/17	—	(2,397,996)
South Korean Won	BOFA		Sell	20,823,233,122	18,249,985	8/11/17	58,671	—
South Korean Won	HSBK		Buy	60,739,711,157	54,043,401	8/11/17	—	(980,787)
South Korean Won	HSBK		Sell	1,947,826,440	1,694,499	8/11/17	—	(7,135)
South Korean Won	HSBK		Sell	103,790,475,854	91,186,252	8/11/17	514,208	—
South Korean Won	UBSW		Buy	17,983,100,443	15,931,506	8/11/17	—	(221,351)
South Korean Won	UBSW		Sell	5,521,050,000	4,807,949	8/11/17	—	(15,277)
South Korean Won	UBSW		Sell	49,272,658,568	43,433,841	8/11/17	388,922	—
British Pound	BOFA		Sell	5,596,015	6,989,520	8/14/17	—	(310,184)
British Pound	HSBK		Sell	38,505,700	48,355,572	8/14/17	—	(1,873,065)
British Pound	SSBT		Sell	8,403,518	10,446,711	8/14/17	—	(515,230)
British Pound	UBSW		Sell	35,170,888	44,146,325	8/14/17	—	(1,732,228)
Euro	BOFA		Sell	7,549,201	8,133,055	8/18/17	—	(512,741)
Euro	BONY		Sell	2,236,127	2,450,208	8/18/17	—	(110,739)
Euro	HSBK		Sell	6,864,301	7,420,264	8/18/17	—	(441,143)

franklintempleton.com	Semiannual Report	23

F R A N K L I N  M U T U A L  S H A R E S   F U N D

S T A T E M E N T  O F  I N V E S T M E N T  S  ( U N A U D I T E D )

Forward Exchange Contracts (continued)

Currency	Counterparty	[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Euro	SSBT		Sell	18,520,143	$19,874,682	8/18/17	$ —	$(1,335,689)
Euro	UBSW		Sell	3,476,586	3,767,262	8/18/17	—	(214,332)
Euro	BOFA		Sell	24,425,596	26,274,155	10/10/17	—	(1,780,959)
Euro	BONY		Sell	719,633	795,410	10/10/17	—	(31,156)
Euro	HSBK		Sell	20,885,096	22,493,236	10/10/17	—	(1,495,279)
Euro	SSBT		Sell	1,379,348	1,525,530	10/10/17	—	(58,782)
Euro	UBSW		Sell	635,062	701,696	10/10/17	—	(27,733)
Euro	BOFA		Sell	969,328	1,082,808	10/18/17	—	(31,068)
Euro	BONY		Sell	3,233,280	3,557,507	10/18/17	—	(157,925)
Euro	HSBK		Sell	13,845,726	14,920,428	10/18/17	—	(989,997)
Euro	UBSW		Sell	12,876,397	13,841,054	10/18/17	—	(955,493)
British Pound	BOFA		Sell	20,386,942	26,505,299	10/24/17	—	(145,891)
British Pound	BONY		Sell	1,039,379	1,348,522	10/24/17	—	(10,225)
British Pound	HSBK		Sell	6,360,138	8,316,771	10/24/17	2,368	—
British Pound	HSBK		Sell	19,404,589	25,176,445	10/24/17	—	(190,548)
British Pound	SSBT		Sell	18,885,324	24,701,397	10/24/17	13,222	—
British Pound	SSBT		Sell	111,665,234	144,068,618	10/24/17	—	(1,907,739)
British Pound	UBSW		Sell	4,634,294	6,005,864	10/24/17	—	(52,401)
Euro	BOFA		Sell	21,138,619	23,288,099	11/06/17	—	(1,029,235)
Euro	SSBT		Sell	4,739,837	5,294,540	11/06/17	—	(158,049)
Euro	UBSW		Sell	21,846,534	24,067,012	11/06/17	—	(1,064,691)
South Korean Won	HSBK		Sell	83,607,397,389	74,071,763	11/10/17	908,077	—
South Korean Won	UBSW		Sell	68,912,183,347	60,770,720	11/10/17	466,613	—
Euro	BOFA		Sell	28,419,564	31,784,713	11/20/17	—	(934,727)
Euro	HSBK		Sell	7,161,715	8,126,442	11/20/17	—	(118,839)
Euro	SSBT		Sell	5,398,226	6,111,213	11/20/17	—	(103,764)
Euro	UBSW		Sell	25,124,174	28,082,043	11/20/17	—	(843,416)
British Pound	BOFA		Sell	4,946,776	6,482,490	11/24/17	9,687	—
British Pound	BONY		Sell	43,803,547	57,358,642	11/24/17	42,195	—
British Pound	HSBK		Sell	687,160	885,174	11/24/17	—	(13,968)
British Pound	HSBK		Sell	4,527,378	5,927,741	11/24/17	3,718	—
British Pound	SSBT		Sell	2,580,152	3,359,410	11/24/17	—	(16,690)
British Pound	SSBT		Sell	7,279,996	9,534,835	11/24/17	9,043	—
British Pound	UBSW		Sell	2,030,225	2,653,429	11/24/17	—	(3,098)
British Pound	UBSW		Sell	53,202,297	69,659,352	11/24/17	44,747	—

Total Forward Exchange Contracts							$ 3,612,274	$(34,744,834)

Net unrealized appreciation (depreciation)								$(31,132,560)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 10 regarding other derivative information.

See Abbreviations on page 41.

24	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L I N  M U T U A L  S H A R E  S  F U N D

Financial Statements

Statement of Assets and Liabilities

June 30, 2017 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$11,899,260,605
Cost - Non-controlled affiliates (Note 11)	86,441,519

Total cost of investments	$11,985,702,124

Value - Unaffiliated issuers	$15,281,606,870
Value - Non-controlled affiliates (Note 11)	430,290,152

Total value of investments	15,711,897,022
Cash	1,079,065
Foreign currency, at value (cost $8,964,059)	8,986,396
Receivables:
Investment securities sold	82,423,156
Capital shares sold	10,925,255
Dividends and interest	24,434,175
European Union tax reclaims	4,374,960
Due from brokers	11,955,930
Unrealized appreciation on OTC forward exchange contracts	3,612,274
Other assets	10,207

Total assets	15,859,698,440

Liabilities:
Payables:
Investment securities purchased	4,356,428
Capital shares redeemed	16,026,131
Management fees	8,409,028
Distribution fees	3,867,960
Transfer agent fees	1,832,616
Trustees’ fees and expenses	739,731
Variation margin	292,981
Unrealized depreciation on OTC forward exchange contracts	34,744,834
Accrued expenses and other liabilities	698,907

Total liabilities	70,968,616

Net assets, at value	$15,788,729,824

Net assets consist of:
Paid-in capital	$11,367,272,914
Undistributed net investment income	120,377,680
Net unrealized appreciation (depreciation)	3,684,734,799
Accumulated net realized gain (loss)	616,344,431

Net assets, at value	$15,788,729,824

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	25

F R A N K L I N  M U T U A L  S H A R E S   F U N D

F I N A N C I A L  S T A T E M E N T S

Statement of Assets and Liabilities (continued)

June 30, 2017 (unaudited)

Class Z:
Net assets, at value	$8,075,720,958

Shares outstanding	271,334,611

Net asset value and maximum offering price per share	$29.76

Class A:
Net assets, at value	$4,626,895,874

Shares outstanding	157,061,305

Net asset value per share[a]	$29.46

Maximum offering price per share (net asset value per share ÷ 94.25%)	$31.26

Class C:
Net assets, at value	$1,059,217,218

Shares outstanding	36,471,599

Net asset value and maximum offering price per share[a]	$29.04

Class R:
Net assets, at value	$115,141,712

Shares outstanding	3,932,393

Net asset value and maximum offering price per share	$29.28

Class R6:
Net assets, at value	$1,911,754,062

Shares outstanding	64,223,252

Net asset value and maximum offering price per share	$29.77

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

26	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L I N  M U T U A L  S H A R E  S  F U N D

F I N A N C I A L  S T A T E M E N T S

Statement of Operations

for the six months ended June 30, 2017 (unaudited)

Investment income:
Dividends:
Unaffiliated issuers	$168,485,313
Non-controlled affiliates (Note 11)	3,514,183
Interest	34,723,947

Total investment income	206,723,443

Expenses:
Management fees (Note 3a)	50,701,412
Distribution fees: (Note 3c)
Class A	5,851,848
Class C	5,520,757
Class R	300,503
Transfer agent fees: (Note 3e)
Class Z	4,282,879
Class A	2,541,411
Class C	599,771
Class R	65,448
Class R6	926
Custodian fees (Note 4)	191,845
Reports to shareholders	443,461
Registration and filing fees	156,986
Professional fees	320,993
Trustees’ fees and expenses	231,642
Other	189,526

Total expenses	71,399,408
Expense reductions (Note 4)	(14,954)

Net expenses	71,384,454

Net investment income	135,338,989

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	446,599,884
Non-controlled affiliates (Note 11)	4,432,689
Foreign currency transactions	10,136,671
Futures contracts	(12,385,927)
Securities sold short	(1,375,732)

Net realized gain (loss)	447,407,585

Net change in unrealized appreciation (depreciation) on:
Investments	335,560,748
Translation of other assets and liabilities denominated in foreign currencies	(71,475,839)
Futures contracts	(18,080,490)

Net change in unrealized appreciation (depreciation)	246,004,419

Net realized and unrealized gain (loss)	693,412,004

Net increase (decrease) in net assets resulting from operations	$828,750,993

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	27

F R A N K L I N  M U T U A L  S H A R E S   F U N D

F I N A N C I A L  S T A T E M E N T S

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016

Increase (decrease) in net assets:
Operations:
Net investment income	$ 135,338,989	$ 323,716,322
Net realized gain (loss)	447,407,585	721,946,200
Net change in unrealized appreciation (depreciation)	246,004,419	1,146,276,539

Net increase (decrease) in net assets resulting from operations	828,750,993	2,191,939,061

Distributions to shareholders from:
Net investment income:
Class Z	—	(167,480,237)
Class A	—	(92,382,149)
Class C	—	(14,151,029)
Class R	—	(2,106,830)
Class R6	—	(43,103,381)
Net realized gains:
Class Z	—	(326,344,607)
Class A	—	(206,689,642)
Class C	—	(48,998,625)
Class R	—	(5,470,579)
Class R6	—	(81,063,435)

Total distributions to shareholders	—	(987,790,514)

Capital share transactions: (Note 2)
Class Z	(24,827,464)	336,119,152
Class A	(357,024,880)	(462,728,047)
Class C	(109,621,114)	(71,596,143)
Class R	(14,051,447)	(21,431,476)
Class R6	(88,222,730)	(179,527,859)

Total capital share transactions	(593,747,635)	(399,164,373)

Net increase (decrease) in net assets	235,003,358	804,984,174
Net assets:
Beginning of period	15,553,726,466	14,748,742,292

End of period	$15,788,729,824	$15,553,726,466

Undistributed net investment income included in net assets:
End of period	$ 120,377,680	$ —

Distributions in excess of net investment income included in net assets:
End of period	$ —	$ (14,961,309)

28	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L I N  M U T U A L  S H A R E  S  F U N D

Notes to Financial Statements (unaudited)

1.  Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Shares Fund (Fund) is included in this report. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these

franklintempleton.com	Semiannual Report	29

F R A N K L I N  M U T U A L  S H A R E S   F U N D

N O T E S  T O  F I N A N C I A L  S T A T  E M E N T S  ( U N A U D I T E D )

1.  Organization and Significant Accounting Policies (continued)

a.  Financial Instrument Valuation (continued)

valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the

30	Semiannual Report	franklintempleton.com

F R A N K L I N  M U T U A L  S H A R E  S  F U N D

N O T E S  T O  F I N A N C I A L  S T  A T E M E N T S  ( U N A U D I T E D )

potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2017, the Fund had OTC derivatives in a net liability position of $30,516,445 and the aggregate value of collateral pledged for such contracts was $27,717,958.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 10 regarding other derivative information.

e.  Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on

franklintempleton.com	Semiannual Report	31

F R A N K L I N  M U T U A L  S H A R E S   F U N D

N O T E S  T O  F I N A N C I A L  S T A T  E M E N T S  ( U N A U D I T E D )

1.  Organization and Significant Accounting Policies (continued)

e.  Securities Sold Short (continued)

securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund. At June 30, 2017, the Fund had no securities sold short.

f.  Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations, if any. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2017, the Fund had no securities on loan.

g.  Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated

maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

h.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to

32	Semiannual Report	franklintempleton.com

F R A N K L I N  M U T U A L  S H A R E  S  F U N D

N O T E S  T O  F I N A N C I A L  S T  A T E M E N T S  ( U N A U D I T E D )

be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

i.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

j.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At June 30, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	June 30, 2017		December 31, 2016
	Shares	Amount	Shares	Amount
Class Z Shares:
Shares sold	14,621,333	$428,300,991	32,376,662	$873,776,950
Shares issued in reinvestment of distributions	—	—	15,952,237	451,923,049
Shares redeemed	(15,479,726)	(453,128,455)	(36,561,397)	(989,580,847)

Net increase (decrease)	(858,393)	$(24,827,464)	11,767,502	$336,119,152

Class A Shares:
Shares sold	9,571,213	$277,950,402	11,507,397	$308,371,612
Shares issued in reinvestment of distributions	—	—	9,838,985	276,122,225
Shares redeemed	(21,897,578)	(634,975,282)	(38,936,274)	(1,047,221,884)

Net increase (decrease)	(12,326,365)	$(357,024,880)	(17,589,892)	$(462,728,047)

franklintempleton.com	Semiannual Report	33

F R A N K L I N  M U T U A L  S H A R E S   F U N D

N O T E S  T O  F I N A N C I A L  S T A T  E M E N T S  ( U N A U D I T E D )

2.  Shares of Beneficial Interest (continued)

	Six Months Ended		Year Ended
	June 30, 2017		December 31, 2016

	Shares	Amount	Shares	Amount
Class C Shares:
Shares sold	1,538,446	$43,940,120	2,625,989	$69,812,879
Shares issued in reinvestment of distributions	—	—	2,168,641	60,145,452
Shares redeemed	(5,346,244)	(153,561,234)	(7,636,941)	(201,554,474)

Net increase (decrease)	(3,807,798)	$(109,621,114)	(2,842,311)	$(71,596,143)

Class R Shares:
Shares sold	352,518	$10,151,962	580,804	$15,418,202
Shares issued in reinvestment of distributions	—	—	270,055	7,536,986
Shares redeemed	(839,766)	(24,203,409)	(1,655,748)	(44,386,664)

Net increase (decrease)	(487,248)	$(14,051,447)	(804,889)	$(21,431,476)

Class R6 Shares:
Shares sold	281,044	$8,231,404	430,006	$11,589,179
Shares issued in reinvestment of distributions	—	—	4,383,823	124,166,816
Shares redeemed	(3,282,832)	(96,454,134)	(11,616,080)	(315,283,854)

Net increase (decrease)	(3,001,788)	$(88,222,730)	(6,802,251)	$(179,527,859)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.675%	Up to and including $5 billion
0.645%	Over $5 billion, up to and including $10 billion
0.625%	Over $10 billion, up to and including $15 billion
0.595%	Over $15 billion, up to and including $20 billion
0.585%	Over $20 billion, up to and including $25 billion
0.565%	Over $25 billion, up to and including $30 billion
0.555%	Over $30 billion, up to and including $35 billion
0.545%	In excess of $35 billion

For the period ended June 30, 2017, the annualized effective investment management fee rate was 0.645% of the Fund’s average daily net assets.

34	Semiannual Report	franklintempleton.com

F R A N K L I N  M U T U A L  S H A R E  S  F U N D

N O T E S  T O  F I N A N C I A L  S T  A T E M E N T S  ( U N A U D I T E D )

b.  Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$383,685
CDSC retained	$18,471

e.  Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2017, the Fund paid transfer agent fees of $7,490,435, of which $3,481,708 was retained by Investor Services.

f.  Other Affiliated Transactions

At June 30, 2017, one or more of the funds in Franklin Fund Allocator Series owned 11.3% of the Fund’s outstanding shares.

franklintempleton.com	Semiannual Report	35

F R A N K L I N  M U T U A L  S H A R E S   F U N D

N O T E S  T O  F I N A N C I A L  S T A T  E M E N T S  ( U N A U D I T E D )

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5.  Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2017, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at June 30, 2017	$739,731
[b]Increase in projected benefit obligation	$4,746
Benefit payments made to retired trustees	$(7,743)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.

bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6.  Income Taxes

At June 30, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$12,004,716,536

Unrealized appreciation	$4,595,675,690
Unrealized depreciation	(888,495,204)

Net unrealized appreciation (depreciation)	$3,707,180,486

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

7.  Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2017, aggregated $1,278,547,821 and $1,578,318,564, respectively.

8.  Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

36	Semiannual Report	franklintempleton.com

F R A N K L I N  M U T U A L  S H A R E  S  F U N D

N O T E S  T O  F I N A N C I A L  S T  A T E M E N T S  ( U N A U D I T E D )

At June 30, 2017, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $249,505,170, representing 1.6% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9.  Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2017, investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount/ Shares	Issuer	Acquisition Date	Cost	Value
19,594	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10 - 11/30/12	$19,594	$—
43,105,703	CB FIM Coinvestors LLC	1/15/09 - 6/02/09	—	—
53,924,666	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
171,232	Gulfmark Offshore Inc.	1/06/17	308,200	35,787
7,234,813	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	4,804,678	176,956
63,079,866	International Automotive Components Group North America LLC	1/12/06 - 3/18/13	51,662,536	38,826,667
1,156,279	Warrior Met Coal Inc.	3/31/16 - 6/23/16	6,632,958	18,915,584

	Total Restricted Securities (Value is 0.4% of Net Assets)		$63,427,966	$57,954,994

10.  Other Derivative Information

At June 30, 2017, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts			Variation margin	$10,362,119	[a]
	Unrealized appreciation on OTC forward exchange contracts	$3,612,274	Unrealized depreciation on OTC forward exchange contracts	34,744,834

Totals		$3,612,274		$45,106,953

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

franklintempleton.com	Semiannual Report	37

F R A N K L I N  M U T U A L  S H A R E S   F U N D

N O T E S  T O  F I N A N C I A L  S T A T  E M E N T S  ( U N A U D I T E D )

10.  Other Derivative Information (continued)

For the period ended June 30, 2017, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

				Net Change in
				Unrealized
Derivative Contracts		Net Realized		Appreciation
Not Accounted for as	Statement of	Gain (Loss) for	Statement of	(Depreciation)
Hedging Instruments	Operations Location	the Period	Operations Location	for the Period

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:	$(71,982,916)[a]
Foreign exchange contracts	Foreign currency transactions	$8,298,162 [a]	Translation of other assets and liabilities denominated in foreign currencies
	Futures contracts	(12,385,927)	Futures contracts	(18,080,490)

Totals		$(4,087,765)		$(90,063,406)

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the period ended June 30, 2017, the average month end notional amount of futures contracts represented $519,779,788. The average month end contract value of forward exchange contracts was $1,136,695,318.

See Note 1(d) regarding derivative financial instruments.

11.  Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the period ended June 30, 2017, investments in “affiliated companies” were as follows:

	Number of			Number of
	Shares Held			Shares Held	Value			Realized
	at Beginning	Gross	Gross	at End	at End		Investment	Gain
Name of Issuer	of Period	Additions	Reductions	of Period	of Period		Income	(Loss)

Controlled Affiliates[a]
CB FIM Coinvestors LLC	43,105,703	—	—	43,105,703	$—		$—	$—

Non-Controlled Affiliates
Alexander’s Inc.	326,675	—	—	326,675	$137,680,445		$2,776,738	$122,830	[b]
Federal Signal Corp.	3,288,138	—	(367,741)	2,920,397	—	[c]	445,484	(808,303)
International Automotive
Components Group Brazil LLC	7,234,813	—	—	7,234,813	176,956		—	—
International Automotive
Components Group North
America LLC	63,079,866	—	—	63,079,866	38,826,667		—	—
White Mountains Insurance Group Ltd.	297,806	—	(5,845)	291,961	253,606,084		291,961	5,118,162

Total Non-Controlled Affiliates					$430,290,152		$3,514,183	$4,432,689

Total Affiliated Securities (Value is 2.7% of Net Assets)					$430,290,152		$3,514,183	$4,432,689

aIssuer in which the Fund owns 25% or more of the outstanding voting securities.

bRealized gain distributions from REITs.

cAs of June 30, 2017, no longer an affiliate.

38	Semiannual Report	franklintempleton.com

F R A N K L I N  M U T U A L  S H A R E  S  F U N D

N O T E S  T O  F I N A N C I A L  S T  A T E M E N T S  ( U N A U D I T E D )

12.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2017, the Fund did not use the Global Credit Facility.

13.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

franklintempleton.com	Semiannual Report	39

F R A N K L I N  M U T U A L  S H A R E S   F U N D

N O T E S  T O  F I N A N C I A L  S T A T  E M E N T S  ( U N A U D I T E D )

13.  Fair Value Measurements (continued)

A summary of inputs used as of June 30, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$83,284,299	$—	$39,003,623	$122,287,922
Energy Equipment & Services	199,683,867	—	35,787	199,719,654
Machinery	277,782,128	59,986,341	—	337,768,469
Metals & Mining	112,907,822	—	18,915,584	131,823,406
All Other Equity Investments[b]	13,041,874,218	—	—[c]	13,041,874,218
Corporate Bonds, Notes and Senior Floating Rate Interests	—	467,510,006	—	467,510,006
Corporate Notes and Senior Floating Rate Interests in Reorganization	—	210,369,400	—[c]	210,369,400
Companies in Liquidation	—	14,697,835	3,397,055[c]	18,094,890
Municipal Bonds in Reorganization	—	39,135,770	—	39,135,770
Short Term Investments	883,817,109	259,496,178	—	1,143,313,287

Total Investments in Securities	$14,599,349,443	$1,051,195,530	$61,352,049	$15,711,897,022

Other Financial Instruments:
Forward Exchange Contracts	$—	$3,612,274	$—	$3,612,274

Liabilities:
Other Financial Instruments:
Futures Contracts	$10,362,119	$—	$—	$10,362,119
Forward Exchange Contracts	—	34,744,834	—	34,744,834

Total Other Financial Instruments	$10,362,119	$34,744,834	$—	$45,106,953

aIncludes common stocks as well as other equity investments.

bFor detailed categories, see the accompanying Statement of Investments.

cIncludes securities determined to have no value at June 30, 2017.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

14.  New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

15.  Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as

40	Semiannual Report	franklintempleton.com

F R A N K L I N  M U T U A L  S H A R E  S  F U N D

N O T E S  T O  F I N A N C I A L  S T  A T E M E N T S  ( U N A U D I T E D )

well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.

16.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty		Currency		Selected Portfolio
BOFA	Bank of America N.A.	EUR	Euro	ADR	American Depositary Receipt
BONY	The Bank of New York Mellon Corp.	GBP	British Pound	DIP	Debtor-In-Possession
FBCO	Credit Suisse International	USD	United States Dollar	FHLB	Federal Home Loan Bank
HSBK	HSBC Bank PLC			GO	General Obligation
SSBT	State Street Bank and Trust Co., N.A.			TRA	Tax Receivable Agreement Right
UBSW	UBS AG

franklintempleton.com	Semiannual Report	41

F R A N K L I N  M U T U A L  S E R I E S   F U N D S

F R A N K L I N  M U T U A L  S H A R E S   F U N D

Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN MUTUAL SERIES FUNDS

Franklin Mutual Shares Fund

(“Fund”)

The Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at an in-person meeting held on May 22, 2017, unanimously approved the renewal of the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such renewal, the independent trustees participated in two other meetings held in connection with the renewal process. Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreement. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, asset segregation, portfolio turnover, Rule 12b-1 plan, distribution, shareholder servicing, legal and compliance matters, pricing of securities, sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged to funds within the Franklin Templeton Investments (FTI) complex in comparison with those charged to other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients. The Board also noted that it received an annual report on all payments made by FTI or the Fund to financial intermediaries engaged in the sale of Fund shares, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge Financial Solutions, Inc., an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters.

Particular attention was given to management’s diligent risk management program, including continual monitoring and management of cybersecurity, liquidity and counterparty credit risk, and attention given to derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments are used to carry out the Fund’s investment goal(s). The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as

42	Semiannual Report	franklintempleton.com

F R A N K L I N  M U T U A L  S E R I E  S  F U N D S

F R A N K L I N  M U T U A L  S H A R E  S  F U N D

S H A R E H O L D E R  I N F O R M A T I  O N

well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. In addition, the Board received updates from management on the SEC’s progress in implementing the rule-making requirements established by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), which was enacted July 21, 2010, and the investment manager’s compliance with rules and regulations already promulgated by the SEC under such act.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided, and to be provided, by the investment manager. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of pre-designated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of shareholders of the Fund. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group of funds, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The Board considered the investment manager’s significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The Board considered the nature, extent and quality of the services to be provided under the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided, and to be provided, by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2016. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions

franklintempleton.com	Semiannual Report	43

F R A N K L I N  M U T U A L  S E R I E S   F U N D S

F R A N K L I N  M U T U A L  S H A R E S   F U N D

S H A R E H O L D E R  I N F O R M A T I O N

on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods.

The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition, particular attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional multi-cap value funds. The Fund had total returns in the middle performing quintile for the one-year period ended December 31, 2016, and had annualized total returns for the three- and five-year periods in the second-lowest and lowest performing quintiles, respectively. The trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2016 was in the second-lowest performing quintile. The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees discussed with management the reasons for the relative underperformance for the three-, five-, and ten-year periods ended December 31, 2016. Taking into account such discussions and intending to continue to monitor future performance, the Board did not believe such comparative performance warranted any change in portfolio management, and concluded that the Fund had performed in an acceptable manner in the context of the Fund’s goals.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the renewal process, the trustees explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the second-most expensive quintile of its Lipper expense group and its total expenses were in the second-least expensive quintile of such group. The Board was satisfied with such comparative fees and expenses.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2016, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment

44	Semiannual Report	franklintempleton.com

F R A N K L I N  M U T U A L  S E R I E  S  F U N D S

F R A N K L I N  M U T U A L  S H A R E  S  F U N D

S H A R E H O L D E R  I N F O R M A T I  O N

management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act, the Dodd-Frank Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the investment manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided to such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee and that the Board regularly evaluates whether additional breakpoints are appropriate. The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee and expense ratio of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

franklintempleton.com	Semiannual Report	45

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

Semiannual Report and Shareholder Letter
Franklin Mutual Shares Fund

Investment Manager
Franklin Mutual Advisers, LLC
Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com
Shareholder Services
(800) 632-2301 - (Class A, C, R & R6)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	474 S 08/17

Semiannual Report and Shareholder Letter June 30, 2017

Franklin Mutual Financial Services Fund

A SERIES OF FRANKLIN MUTUAL SERIES FUNDS

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Franklin Mutual Financial Services Fund Shareholder:

The first half of 2017 saw most equity markets continue their long move upwards. The Standard & Poor’s 500® Index (S&P 500®) posted a +9.34% total return and the MSCI World Index delivered a +11.02% total return.1

The political uncertainty and unpredictability of recent years has continued in 2017. In the U.S., President Trump has continued his unconventional governance approach, while Congress has remained relentlessly partisan, leading to significant uncertainty about policies and legislation. The financial markets expected “business friendly” moves, but specific legislative progress on issues such as health care, tax reform and infrastructure did not come to fruition. In the U.K., a surprise election was called in April when the Conservative Party held a huge polling lead, but at the June election the Tories lost their majority in Parliament. Recent elections in France went according to expectations, lending some much appreciated stability there.

Despite these generally unsettling events, the global economy continued its slow expansion since the Great Recession. Unemployment also continued to decline in most developed markets. Wage growth showed signs of acceleration and in the U.S. interest rates began to rise, perhaps signaling the first steps toward monetary normalization.

Equity markets appreciated as economic fundamentals improved. Valuation is, of course, a critical factor in our analysis and we always ask ourselves if current and potential investments represent an attractive balance of risk and reward. As some equity markets reached all-time highs, we maintained our focus on individual investments and the prospects for each business in the context of its valuation and the backdrop of potential political and economic risks.

In many equity markets, growth stocks outperformed value stocks during the period. For example, the S&P 500 Growth Index returned +13.33%, while the S&P 500 Value Index returned +4.85%.1 The difference in performance was driven in part by a significant rally in Internet and software stocks, which dominated the S&P 500 Growth Index. We do not know how long these trends will continue, but historically, periods of strong performance by growth stocks have eventually been followed by relatively weaker performance. In addition, the S&P 500 Value Index has components that we believe are facing disruption from new technology (e.g., the rapid market share shift to online retailing from traditional bricks and mortar dominated retailers that are often labeled as value stocks). Exacerbating the disruption is the reality that many new technology companies are able to innovate without the need to show immediate profits.

Amid dynamic markets and evolving economic conditions, we believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook will be well positioned for the years ahead.

On the following pages, the Fund’s portfolio management team discusses the economic environment during the first six months of 2017 and reviews investment decisions made during this

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com	Not part of the semiannual report	1

period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

Peter A. Langerman
Chairman, President and Chief Executive Officer
Franklin Mutual Advisers, LLC

This letter reflects our analysis and opinions as of June 30, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2	Not part of the semiannual report	franklintempleton.com

Semiannual Report

Franklin Mutual Financial Services Fund

This semiannual report for Franklin Mutual Financial Services Fund covers the period ended June 30, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal, by investing at least 80% of its net assets in securities of financial services companies. It focuses mainly on what the investment manager believes are undervalued mid- and large-cap equity securities and, to a lesser extent, the securities of distressed companies and merger arbitrage securities. The Fund may invest in foreign securities without limit.

Performance Overview

The Fund’s Class Z shares delivered a cumulative total return of +5.68% for the six months ended June 30, 2017. For comparison, the Fund’s new primary benchmark (and old narrow benchmark), the MSCI World Financials Index, which captures large and midcap representation across 23 developed markets countries, generated a +10.61% total return, while its secondary benchmark (and old broad benchmark), the Standard & Poor’s 500 (S&P 500®) Financials Index, which tracks financials stocks in the S&P 500 Index, posted a +6.88% total return.1 As the investment manager believes the composition of the MSCI World Financials Index more accurately reflects the Fund’s holdings, it has become the Fund’s primary benchmark. You can find more of the Fund’s performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy generally expanded during the period under review. In this environment, global developed and emerging market stocks, as measured by the MSCI All Country

Geographic Composition*

Based on Total Net Assets as of 6/30/17

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

World Index, generated a total return of +11.82%. Global markets were aided by improved industrial commodity prices at certain points during the period, generally upbeat economic data across regions, investor optimism about pro-growth and pro-business policies in the U.S., hopes of tax reforms under the Trump administration, Emmanuel Macron’s election as France’s president and encouraging corporate earnings reports.

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 16.

franklintempleton.com	Semiannual Report	3

F R A N K L I N    M U T U A L    F I N  A N C I A L    S E R V I C E S    F U N D

However, global markets reflected investor concerns about the timing and economic effects of the U.K.’s exit from the European Union (also known as “Brexit”). Other headwinds included the health of European banks, concerns about political uncertainty in the U.S. and European Union, geopolitical tensions in certain regions, worries about global oversupply in oil production despite a pact to extend cuts, and comments toward period-end from key central bankers around the world about potentially raising interest rates.

U.S. economic growth decelerated in 2017’s first quarter, largely due to slower growth in consumer spending and declines in private inventory investment and government spending. However, growth accelerated in the second quarter due to increases in consumer spending, business investment and federal government spending. The unemployment rate decreased from 4.7% in December 2016 to 4.4% at period-end.2 Annual inflation, as measured by the Consumer Price Index, decreased from 2.1% to 1.6% during the period. After increasing its benchmark interest rate in March, the U.S. Federal Reserve (Fed), at its June meeting, made the widely anticipated increase to its target range for the federal funds rate from 0.75%–1.00% to 1.00%–1.25%, amid signs of a growing U.S. economy, a strengthening labor market and an improvement in business spending.

In Europe, the U.K.’s economy grew at a slower rate in 2017’s first quarter over the previous quarter, largely due to slower growth in household spending. The eurozone’s growth increased in the first quarter over the previous quarter. The bloc’s annual inflation rate fluctuated during the reporting period and ended slightly higher from where it began. During the period, the European Central Bank kept its key policy rates unchanged.

In Asia, Japan’s quarterly gross domestic product (GDP) remained unchanged in 2017’s first quarter compared to 2016’s fourth quarter. In April 2017, the Bank of Japan (BOJ) slightly increased its GDP forecasts for the 2017–2018 fiscal year. However, the BOJ lowered its inflation forecast.

In emerging markets, Brazil’s quarterly GDP grew for the first time in two years, as its first-quarter 2017 GDP grew compared to the previous quarter. The country’s central bank cut its benchmark interest rate four times between January and June 2017 to spur economic growth. Russia’s GDP grew in 2017’s first quarter compared to the prior-year period. The Bank of Russia reduced its key interest rate in March, April and June

Portfolio Composition*

Based on Total Net Assets as of 6/30/17

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

2017 to try to revive its economy. China’s economy grew faster in the first half of 2017 compared to the first half of 2016, driven by solid growth in industrial production, services, fixed-asset investment, retail sales, and imports and exports. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose during the period.

Investment Strategy

We strive to provide investors with superior risk-adjusted returns over time through our distinctive, value investment style, which includes investments in undervalued common stocks, distressed debt and merger arbitrage. Rigorous fundamental analysis drives our investment process. We attempt to determine each investment’s intrinsic value as well as the price at which we would be willing to commit shareholder funds. While valuation remains our key consideration, we utilize numerous fundamental factors such as return on equity, financial leverage and long-term earnings power. We also consider factors such as management quality and competitive position. As always, our approach to investing is as much about assessing risk and containing losses as it is about achieving profits.

2. Source: Bureau of Labor Statistics.

4	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    F  I N A N C I A L    S E R V I C E S    F U N D

What is return on equity?

Return on equity is an amount, expressed as a percentage, earned on a company’s common stock investment for a given period. Return on equity tells common shareholders how effectually their money is being employed. Comparing percentages for current and prior periods also reveals trends, and comparison with industry composites reveals how well a company is holding its own against its competitors.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Manager’s Discussion

Many equity markets posted meaningful gains in 2017’s first half, across most regions and with minimal volatility. Global markets were aided by generally upbeat economic data, improved corporate earnings in the U.S., Europe and Japan, as well as improved industrial commodity prices at certain points during the period. However, those largely positive headline conditions overshadowed a fair amount of turbulence and uncertainty.

In the U.S., markets began 2017 rallying as investors hoped that a Republican sweep of U.S. elections in November 2016 would lead to a general loosening in regulations and tax reform, including lower corporate tax rates. However, political gridlock took hold. The political drama in Washington, D.C., tempered the rally in U.S. markets overall. Many stocks that led the way in the post-election rally subsequently gave back some or all of their outperformance, particularly value stocks dominated by companies in cyclical sectors most likely to benefit from acceleration in economic growth, including financials sector firms. In an environment of modest economic growth and low interest rates, investors continued to favor growth stocks, particularly major technology firms.

European equity markets started 2017 slowly, but political events combined with upbeat economic news sparked strong performance during the period, with the notable exception of the U.K. In our view, France’s presidential election was significant as it stemmed the rise of the populist, anti-European Union (EU) National Front party and raised hopes for the future of the EU. The subsequent success of Macron’s party in France’s legislative elections added to the hope that the new government can implement much-needed economic reforms. In

Italy, the poor showing of the populist Eurosceptic Five Star movement in the June local elections reinforced the broader positive political trend in Europe. On the other hand, in the U.K., the surprise loss by the Conservative Party of its parliamentary majority, and the increasingly public split within the Conservative Party between supporters and opponents of a “hard Brexit” added another layer of uncertainty to the upcoming negotiations with the EU.

Although Europe’s economy is still vulnerable to political or financial setbacks, we believe its recovery has broad economic support. Purchasing managers’ indices and employment data continued to point to solid and widespread economic growth. In addition, for the first time in several years, consensus estimates of corporate earnings were revised upward. The improvement in economic and corporate conditions helped to reduce investor concerns about deflation and spur nascent signs of inflation. On balance, we hold a positive view of European equities, but selectivity remains crucial.

Asian equity markets have seen mixed performance year to date. Markets in mainland China have been quite weak, while Hong Kong’s market has been strong, possibly driven by flows from mainland investors through the Stock Connect channel. We remain concerned about the sharp rise of leveraged debt instruments used by smaller banks in China to bolster earnings. However, we take some comfort from the fact that China’s regulators are moving to deflate that bubble. Although China’s economic growth remained constant in the first half of the year, it could likely moderate during the remainder of the year, in our view, as tightening measures begin to impact industries such as real estate and construction.

Japan’s economy remains challenged by an aging population that may impact other geographies in the near future. However, despite its declining population, Japan has policies in place to target gross domestic product growth of 2%. The Bank of Japan continued its quantitative easing program, which extended beyond Japanese government bonds to equity exchange traded funds. We believe this buying created distortions in equity valuations to an extent beyond possible distortions in other markets. Conversely, the Corporate Governance Code, which has been implemented by the Abe administration and directly addresses shareholder returns, has resulted in some improvement in shareholder responsiveness by Japanese corporate management. There is more room for improvement but, as a result, we have recently seen more investment opportunities emerging in Japan.

Many of the aforementioned economic factors have played into the performance of the financials sector in the first half of the

franklintempleton.com	Semiannual Report	5

F R A N K L I N    M U T U A L    F I N  A N C I A L    S E R V I C E S    F U N D

year. The positive economic conditions, despite the political gridlock, should allow for further actions by the U.S. Federal Reserve to raise interest rates, giving the financials sector a tailwind. We continue to believe that a slow and steady rise in interest rates across all maturities should likely have the most positive impact on the Fund’s larger holdings in the bank and life insurance industries. The relatively higher inflation in the U.S. may be transmitted overseas through a stronger U.S. dollar, alleviating the need for foreign central banks to maintain accommodative monetary policy, which would in turn benefit the financials sector outside the U.S.

As value investors, we managed to benefit from steady economic growth despite underlying market turbulence. In all market environments, we seek to invest prudently in securities that we believe represent good value, and then we adjust our views as the world around us changes.

Turning to Fund performance, top positive contributors included India-based mortgage company Indiabulls Housing Finance, Netherlands-based insurer ASR Nederland and Dublin-based insurance company XL Group.

Indiabulls Housing Finance is India’s third largest mortgage financing company. During the period, Indiabulls reported positive quarterly results that showed it successfully followed through on its goal of expanding its home loan book. In our view, the results reported in February were particularly noteworthy given the economic disruption caused by the Indian government’s surprise demonetization announcement in November 2016. The government recalled all existing 500 and 1000 rupee notes, totaling approximately 86% of India’s currency in circulation, which led to cash shortages. The April results were significant as Indiabulls was able to hold spreads steady, despite lower interest rates in India, by lowering its cost of funds.

Shares of ASR Nederland rose due to a series of positive events. In February, the company announced it would repurchase shares on offer from the Dutch government, shares the government had acquired during the 2008 financial crisis. In our view, the buyback demonstrated ASR Nederland’s strong capital position. ASR Nederland reported solid quarterly results in February and May, as well as a dividend increase approved by shareholders at the end of May. Operating results were aided by ASR Nederland’s efforts to re-risk its investment portfolio by shifting invested premiums away from traditional fixed income securities to equities and other assets with higher historical returns. We believe the process of re-risking is a sign that management feels more comfortable with its level of capital. The board of ASR Nederland also approved another

Top 10 Equity Holdings

6/30/17

Company Sector/Industry, Country	% of Total Net Assets
XL Group Ltd.	3.6%
Insurance, Bermuda
American International Group Inc.	3.5%
Insurance, U.S.
NN Group NV	3.4%
Insurance, Netherlands
Capital One Financial Corp.	3.2%
Consumer Finance, U.S.
Citizens Financial Group Inc.	3.2%
Banks, U.S.
CIT Group Inc.	3.0%
Banks, U.S.
Shinsei Bank Ltd.	2.9%
Banks, Japan
HSBC Holdings PLC	2.8%
Banks, U.K.
Direct Line Insurance Group PLC	2.5%
Insurance, U.K.
Voya Financial Inc.	2.5%
Diversified Financial Services, U.S.

share buyback program, which will likely be used to purchase more shares held by the Dutch government.

Shares of XL Group received a boost in February from quarterly results that showed lower expenses and improved investment income, as well as from an announced share buy-back program. Further support came in April from another set of solid quarterly numbers. The positive string of results showed XL Group’s success in improving underwriting, cutting costs and finding pockets of growth. In addition, the final charges related to XL Group’s purchase of insurer Catlin in 2015 occurred in the second quarter of 2017. In our view, the company is in a positive position to improve margins and return on equity, despite some softening in the insurance market.

During the period under review, Fund investments that detracted from performance included Japan-based residential developer Takara Leben, U.S-based life insurer Voya Financial and U.S.-based Bank Capital One Financial.

Takara Leben is a midsized condominium developer in Japan that is also rapidly expanding its solar farm capacity. In March, Takara Leben made small downward adjustments to its fiscal year revenue guidance due to a delay in the sales of solar power plants. We believe Takara may not be fully exploiting its cost advantage in the residential real estate market. Takara failed to accelerate completion of units when price differentials were

6	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    F  I N A N C I A L    S E R V I C E S    F U N D

significantly in its favor. Moreover, we do not believe it is selling solar assets at full value. We will shortly address these issues with management.

Shares of Voya were negatively impacted by a combination of a decline in the 10-year U.S. Treasury yield and increased doubts among investors that the Trump administration and the Republican-controlled Congress will quickly enact their economic agenda. In early May, Voya announced a mixed set of earnings results. Although the figures were in line with those of the prior quarter, investor expectations were more upbeat.

Capital One Financial, one of our 10 largest investments, is the seventh largest bank in the U.S. Financials stocks were negatively impacted in March by a combination of a decline in the 10-year U.S. Treasury yield and increased doubts among investors that the current U.S. administration and Congress would quickly enact their economic agenda.3 Also in March, weaker-than-expected U.S. consumer credit data drove investors to anticipate lower future earnings as a result of higher reserves. Additionally, Capital One withdrew its late 2016 agreement to acquire the credit card portfolio of retailer Cabela’s4 due to complications related to a 2015 consent order with the U.S. Office of the Comptroller of the Currency. The Cabela’s deal was subsequently revived as Capital One partnered with financial company Synovus.4 In late April, shares of Capital One slipped further after the company announced quarterly results that fell short of consensus expectations. The miss in earnings was largely driven by a higher-than-expected increase in reserves as Capital One raised its expected rate of net charge-offs (the amount of bad debt written off minus any subsequent amount recovered) for 2017. In our view, however, the update was more of a hit to confidence than a meaningful negative for Capital One’s financial performance.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-U.S. dollar investments. The currency forwards had a negative impact on the Fund’s performance because of the depreciation of the U.S. dollar versus the hedged currencies, while currency futures had a negligible impact.

What is a currency forward?

A currency forward is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Thank you for your participation in Franklin Mutual Financial Services Fund. We look forward to continuing to serve your investment needs.

Andrew Sleeman, CFA Portfolio Manager

Andrew B. Dinnhaupt, CFA Assistant Portfolio Manager

Richard Cetlin Assistant Portfolio Manager

CFA® is a trademark owned by CFA Institute.

3. The financials sector comprises banks, capital markets, consumer finance, diversified financial services, insurance, and thrifts and mortgage finance in the SOI.

4. Not a Fund holding.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Semiannual Report	7

F R A N K L I N    M U T U A L    F I N  A N C I A L    S E R V I C E S    F U N D

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Andrew Sleeman has been portfolio manager for Franklin Mutual Financial Services Fund since 2009. He has also been a co-portfolio manager for Franklin Mutual International Fund since 2009. Mr. Sleeman joined Franklin Templeton Investments in 2007. Previously, he was with Fox-Pitt, Kelton, a financials specialist firm, where he focused on international financial equities. Prior to that, he worked in international equities at BNP Paribas. Mr. Sleeman also worked in Australia in the fixed income division of JP Morgan Investment Management.

Richard Cetlin has been assistant portfolio manager for Franklin Mutual Financial Services Fund since 2010 with primary coverage of European banks. Prior to joining Franklin Templeton Investments in 2010, Mr. Cetlin was a consultant for Asian Century Quest, a hedge fund focused on the Asia-Pacific region. In this role, he focused on the analysis of banking, insurance and real estate stocks in China and banking stocks in Hong Kong and Korea. Prior to that, Mr. Cetlin worked for 14 years at AllianceBernstein where he was a senior vice president and senior analyst for U.S. banking and specialty finance.

Andrew Dinnhaupt has been assistant portfolio manager for Franklin Mutual Financial Services Fund since December 2013 and has been an analyst for Franklin Mutual Advisers since 2011, specializing in the global insurance industry. Previously, Mr. Dinnhaupt was a portfolio manager and senior analyst covering the global financial services sector for RBC Capital Markets. Prior to RBC, Mr. Dinnhaupt worked at several hedge funds where he was responsible for analyzing and managing portfolios in the financial services sector. Before that, he worked at Mitchell Hutchins Asset Management where he covered the financial services industry.

8	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    F  I N A N C I A L    S E R V I C E S    F U N D

Performance Summary as of June 30, 2017

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

Z
6-Month	+5.54%[3]	+5.54%[3]
1-Year	+27.70%	+27.70%
5-Year	+99.63%	+14.83%
10-Year	+30.49%	+2.70%
A
6-Month	+5.43%[3]	-0.65%
1-Year	+27.38%	+20.05%
5-Year	+96.77%	+13.14%
10-Year	+26.73%	+1.79%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

franklintempleton.com	Semiannual Report	9

F R A N K L I N    M U T U A L    F I N  A N C I A L    S E R V I C E S    F U N D

P E R F O R M A N C E    S U M M A R Y

Total Annual Operating Expenses4

Share Class

Z	1.13%
A	1.38%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investing in a single-sector fund involves special risks, including greater sensitivity to economic, political or regulatory developments impacting the sector. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at 12/31/16 for financial reporting purposes, and as a result, the total returns based on those net asset values differ from the adjusted total returns reported in the Financial Highlights.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

10	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    F  I N A N C I A L    S E R V I C E S    F U N D

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)		Net Annualized Expense Ratio[2]
Share Class	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period 1/1/17–6/30/17[1,2]	Ending Account Value 6/30/17	Expenses Paid During Period 1/1/17–6/30/17[1,2]
Z	$1,000	$1,056.80	$5.56	$1,019.39	$5.46	1.09%
A	$1,000	$1,055.80	$6.83	$1,018.15	$6.71	1.34%
C	$1,000	$1,051.90	$10.63	$1,014.43	$10.44	2.09%
R6	$1,000	$1,057.40	$4.85	$1,020.08	$4.76	0.95%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com	Semiannual Report	11

F R A N K L I N    M U T U A L    F I N  A N C I A L    S E R V I C E S    F U N D

Financial Highlights

	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31,
			2016		2015		2014		2013		2012

Class Z
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$21.65		$19.63		$18.40		$16.90		$13.59		$11.53

Income from investment operations[a]:
Net investment income[b]	0.17		0.31	[c]	0.30	[d]	0.25		0.24		0.20
Net realized and unrealized gains (losses)	1.06		2.00		1.23		1.62		3.24		2.09

Total from investment operations	1.23		2.31		1.53		1.87		3.48		2.29

Less distributions from net investment income .	—		(0.29)		(0.30)		(0.37)		(0.17)		(0.23)

Net asset value, end of period	$22.88		$21.65		$19.63		$18.40		$16.90		$13.59

Total return[e]	5.68%		11.79%		8.34%		11.07%		25.67%		19.98%

Ratios to average net assets[f]
Expenses.	1.09%	[g]	1.13%	[g,h]	1.13%	[g]	1.14%	[g]	1.16%	[g]	1.24%
Net investment income	1.48%		1.64%	[c]	1.53%	[d]	1.44%		1.51%		1.56%

Supplemental data
Net assets, end of period (000’s)	$193,629		$162,687		$178,157		$112,156		$105,279		$86,519
Portfolio turnover rate	27.20%		34.58%		25.43%		33.69%		25.73%		12.65%
aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.38%.

dNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.81%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

12	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L I N    M U T U A L    F  I N A N C I A L    S E R V I C E S    F U N D

F I N A N C I A L    H I G H L I G H T S

	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31,
			2016		2015		2014		2013		2012

Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$21.70		$19.69		$18.46		$16.96		$13.64		$11.57

Income from investment operations[a]:
Net investment income[b]	0.13		0.26	[c]	0.25	[d]	0.20		0.19		0.16
Net realized and unrealized gains (losses)	1.08		1.99		1.23		1.61		3.26		2.10

Total from investment operations	1.21		2.25		1.48		1.81		3.45		2.26

Less distributions from net investment income .	—		(0.24)		(0.25)		(0.31)		(0.13)		(0.19)

Net asset value, end of period	$22.91		$21.70		$19.69		$18.46		$16.96		$13.64

Total return[e]	5.58%		11.46%		8.05%		10.71%		25.32%		19.55%

Ratios to average net assets[f]
Expenses.	1.34%	[g]	1.38%	[g,h]	1.41%	[g]	1.44%	[g]	1.46%	[g]	1.54%
Net investment income	1.23%		1.39%	[c]	1.25%	[d]	1.14%		1.21%		1.26%

Supplemental data
Net assets, end of period (000’s)	$348,182		$346,008		$360,278		$255,242		$240,529		$184,681
Portfolio turnover rate	27.20%		34.58%		25.43%		33.69%		25.73%		12.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.13%.

dNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.53%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	13

F R A N K L I N    M U T U A L    F I N  A N C I A L    S E R V I C E S    F U N D

F I N A N C I A L    H I G H L I G H T S

	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31,
			2016		2015		2014		2013		2012

Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$21.60		$19.61		$18.41		$16.92		$13.61		$11.55

Income from investment operations[a]:
Net investment income[b]	0.05		0.12	[c]	0.10	[d]	0.08		0.08		0.07
Net realized and unrealized gains (losses)	1.07		1.96		1.24		1.60		3.25		2.08

Total from investment operations	1.12		2.08		1.34		1.68		3.33		2.15

Less distributions from net investment income	—		(0.09)		(0.14)		(0.19)		(0.02)		(0.09)

Net asset value, end of period	$22.72		$21.60		$19.61		$18.41		$16.92		$13.61

Total return[e]	5.19%		10.64%		7.30%		9.93%		24.50%		18.67%
Ratios to average net assets[f]
Expenses	2.09%	[g]	2.13%	[g,h]	2.13%	[g]	2.14%	[g]	2.16%	[g]	2.24%
Net investment income	0.48%		0.64%	[c]	0.53%	[d]	0.44%		0.51%		0.56%
Supplemental data
Net assets, end of period (000’s)	$129,109		$128,766		$132,975		$89,341		$86,370		$69,046
Portfolio turnover rate	27.20%		34.58%		25.43%		33.69%		25.73%		12.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.38%.

dNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.19)%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

14	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L I N    M U T U A L    F  I N A N C I A L    S E R V I C E S    F U N D

F I N A N C I A L    H I G H L I G H T S

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31,
		2016		2015		2014	2013[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$21.79	$19.76		$18.52		$16.88	$14.89

Income from investment operations[b]:
Net investment income[c]	0.19	0.32	[d]	0.07	[e]	0.25	0.13
Net realized and unrealized gains (losses)	1.06	2.03		1.49		1.66	2.07

Total from investment operations	1.25	2.35		1.56		1.91	2.20

Less distributions from net investment income	—	(0.32)		(0.32)		(0.27)	(0.21)

Net asset value, end of period	$23.04	$21.79		$19.76		$18.52	$16.88

Total return[f]	5.74%	11.93%		8.55%		11.23%	14.86%
Ratios to average net assets[g]
Expenses before waiver and payments by affiliates	0.96%	0.99%		1.16%		2.61%	2.18%
Expenses net of waiver and payments by affiliates[h]	0.95%	0.96%		0.96%		0.97%	0.97%
Net investment income	1.62%	1.81%	[d]	1.70%	[e]	1.61%	1.70%
Supplemental data
Net assets, end of period (000’s)	$3,707	$2,601		$1,421		$12	$6
Portfolio turnover rate	27.20%	34.58%		25.43%		33.69%	25.73%

aFor the period May 1, 2013 (effective date) to December 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.55%.

eNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.98%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	15

F R A N K L I N    M U T U A L    F I N  A N C I A L    S E R V I C E S    F U N D

Statement of Investments, June 30, 2017 (unaudited)

	Country	Shares/ Units	Value

Common Stocks and Other Equity Interests 95.1%
Banks 34.0%
[a,b] AB&T Financial Corp	United States	226,100	$192,185
Allied Irish Banks PLC	Ireland	1,254,659	7,094,014
Barclays PLC	United Kingdom	4,275,515	11,291,294
BB&T Corp.	United States	317,900	14,435,839
BNP Paribas SA	France	134,020	9,653,499
Capital Bank Financial Corp., A	United States	42,649	1,624,927
[c] Capital Bank Financial Corp., B, 144A, non-voting	United States	153,021	5,830,100
CIT Group Inc.	United States	419,311	20,420,446
Citigroup Inc.	United States	218,510	14,613,949
Citizens Financial Group Inc.	United States	600,000	21,408,000
[a] FCB Financial Holdings Inc., A	United States	249,489	11,913,100
Guaranty Bancorp	United States	266,761	7,255,899
HSBC Holdings PLC	United Kingdom	2,018,314	18,710,273
JPMorgan Chase & Co.	United States	154,080	14,082,912
PNC Financial Services Group Inc.	United States	10,595	1,322,998
Shinsei Bank Ltd.	Japan	11,340,000	19,759,435
Southern National Bancorp of Virginia Inc.	United States	547,560	9,637,056
[a] Standard Chartered PLC	United Kingdom	684,019	6,924,611
State Bank Financial Corp.	United States	416,160	11,286,259
SunTrust Banks Inc.	United States	271,320	15,389,270
Wells Fargo & Co.	United States	120,570	6,680,784

			229,526,850

Capital Markets 4.2%
China International Capital Corp. Ltd., H	China	6,575,401	9,701,722
[a] Guotai Junan Securities Co. Ltd.	China	3,217,063	6,724,404
Oslo Bors VPS Holding ASA	Norway	911,000	12,115,088

			28,541,214

Consumer Finance 6.6%
Ally Financial Inc.	United States	252,500	5,277,250
Capital One Financial Corp.	United States	262,010	21,647,266
[c] Hoist Finance AB, 144A	Sweden	850,396	8,709,452
Sun Hung Kai & Co. Ltd.	Hong Kong	14,145,704	9,113,111

			44,747,079

Diversified Financial Services 6.5%
AMP Ltd.	Australia	4,036,415	16,105,587
First Pacific Co. Ltd.	Hong Kong	7,786,902	5,744,620
[a,d] Hightower Holding LLC, B, Series I	United States	1,815,233	3,175,206
[a,d] Hightower Holding LLC, B, Series II	United States	791,396	2,466,149
Voya Financial Inc.	United States	449,050	16,565,454

			44,057,016

Equity Real Estate Investment Trusts (REITs) 1.5%
Hibernia REIT PLC	Ireland	6,309,142	9,909,099

Household Durables 1.3%
[a] Cairn Homes PLC	Ireland	5,040,625	8,665,269

Insurance 35.1%
Ageas	Belgium	347,049	13,977,653
[a] Alleghany Corp.	United States	18,637	11,085,288
American International Group Inc.	United States	375,458	23,473,634
Argo Group International Holdings Ltd.	United States	98,275	5,955,465
ASR Nederland NV	Netherlands	480,940	16,219,668

16	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    F  I N A N C I A L    S E R V I C E S    F U N D

S T A T E M E N T    O F    I N V E  S T M E N T S    ( U N A U D I T E D )

	Country	Shares/ Units	Value

Common Stocks and Other Equity Interests (continued)
Insurance (continued)
China Pacific Insurance Group Co. Ltd., H	China	2,979,740	$12,174,276
Chubb Ltd.	United States	64,950	9,442,431
Direct Line Insurance Group PLC	United Kingdom	3,677,124	17,022,374
The Hartford Financial Services Group Inc.	United States	280,072	14,723,385
Korean Reinsurance Co.	South Korea	474,730	5,017,104
Lancashire Holdings Ltd.	United Kingdom	781,589	7,090,780
MetLife Inc.	United States	197,670	10,859,990
NN Group NV	Netherlands	643,498	22,874,307
RSA Insurance Group PLC	United Kingdom	1,851,271	14,842,002
State National Cos. Inc.	United States	373,757	6,869,654
[c] State National Cos. Inc.144A	United States	350,000	6,433,000
T&D Holdings Inc.	Japan	504,169	7,662,150
White Mountains Insurance Group Ltd.	United States	7,484	6,500,827
XL Group Ltd.	Bermuda	554,492	24,286,750

			236,510,738

Real Estate Management & Development 4.6%
[a] Dolphin Capital Investors Ltd.	Greece	3,979,650	311,022
Kenedix Inc.	Japan	2,470,726	11,641,417
[a,e] Neinor Homes SLU, Reg S	Spain	380,000	8,047,380
Takara Leben Co. Ltd.	Japan	2,419,600	10,841,253

			30,841,072

Thrifts & Mortgage Finance 1.3%
Indiabulls Housing Finance Ltd.	India	515,498	8,584,852

Total Common Stocks and Other Equity Interests (Cost $554,148,754)			641,383,189

Companies in Liquidation 0.0%†
[a,d] FIM Coinvestor Holdings I, LLC	United States	4,357,178	—
[a,f] Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	7,766,103	172,407

Total Companies in Liquidation (Cost $455,021)			172,407

	Counterparty	Notional Amount*

Options Purchased (Cost $85,868) 0.0%†
Puts - Over-the-Counter
Currency Options 0.0%†
INR/USD, July Strike Price 71.75 INR, Expires 7/03/17	HSBK	580,744,500	INR	8

Total Investments before Short Term Investments (Cost $554,689,643)				641,555,604

franklintempleton.com	Semiannual Report	17

F R A N K L I N    M U T U A L    F I N  A N C I A L    S E R V I C E S    F U N D

S T A T E M E N T    O F    I N V E S T  M E N T S    ( U N A U D I T E D )

	Country	Principal Amount*	Value

Short Term Investments 5.3%
U.S. Government and Agency Securities 5.3%
[g] FHLB, 7/03/17	United States	$6,500,000	$6,500,000
[g] U.S. Treasury Bill,
[h] 8/17/17 - 11/16/17	United States	6,000,000	5,987,550

7/20/17 - 12/21/17	United States	23,600,000	23,554,729
Total U.S. Government and Agency Securities (Cost $36,045,168)			36,042,279

Total Investments (Cost $590,734,811) 100.4%			677,597,883
Other Assets, less Liabilities (0.4)%			(2,970,600)

Net Assets 100.0%			$674,627,283

†Rounds to less than 0.1% of net assets.

*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSee Note 11 regarding holdings of 5% voting securities.

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2017, the aggregate value of these securities was $20,972,552, representing 3.1% of net assets.

dSee Note 9 regarding restricted securities.

eSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2017, the value of this security was $8,047,380, representing 1.2% of net assets.

fBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.

gThe security was issued on a discount basis with no stated coupon rate.

hA portion or all of the security has been segregated as collateral for open forward contracts. At June 30, 2017, the aggregate value of these securities and/or cash pledged amounted to $4,860,471, representing 0.7% of net assets.

18	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    F  I N A N C I A L    S E R V I C E S    F U N D

S T A T E M E N T    O F    I N V E  S T M E N T S    ( U N A U D I T E D )

At June 30, 2017, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation

Currency Contracts
EUR/USD	Short	163	$23,364,012	9/18/17	$ —	$(408,642)
GBP/USD	Short	166	13,534,188	9/18/17	—	(277,587)

Total Futures Contracts					$ —	$(686,229)

Net unrealized appreciation (depreciation)						$(686,229)

At June 30, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Euro	BOFA	Buy	519,625	$586,512	7/12/17	$7,429	$—
Euro	BONY	Buy	600,000	673,107	7/12/17	12,705	—
Euro	BONY	Sell	218,469	235,011	7/12/17	—	(14,703)
Euro	FBCO	Sell	4,424,407	4,762,299	7/12/17	—	(294,883)
Euro	SSBT	Buy	826,437	931,856	7/12/17	12,778	—
Euro	SSBT	Sell	4,424,405	4,760,881	7/12/17	—	(296,299)
Euro	UBSW	Sell	434,231	466,722	7/12/17	—	(29,612)
British Pound	BONY	Sell	816,677	1,026,973	7/13/17	—	(37,268)
British Pound	HSBK	Sell	2,259,908	2,749,438	7/13/17	—	(195,530)
British Pound	SSBT	Sell	2,509,908	3,061,574	7/13/17	—	(209,179)
Norwegian Krone	BONY	Sell	16,700,905	1,952,445	7/25/17	—	(49,576)
Norwegian Krone	HSBK	Sell	83,505,869	9,657,542	7/25/17	—	(352,725)
Norwegian Krone	UBSW	Buy	1,819,000	216,045	7/25/17	2,008	—
Euro	HSBK	Sell	3,918,742	4,174,440	7/26/17	—	(308,279)
Euro	UBSW	Sell	3,918,743	4,174,441	7/26/17	—	(308,279)
Australian Dollar	HSBK	Buy	870,125	645,956	7/27/17	22,732	—
Australian Dollar	HSBK	Sell	21,617,022	16,327,455	7/27/17	—	(285,176)
Swedish Krona	BONY	Sell	73,345,668	8,353,551	7/27/17	—	(370,123)
South Korean Won	BOFA	Sell	1,998,400,742	1,751,447	8/11/17	5,631	—
South Korean Won	HSBK	Buy	19,468,849	17,301	8/11/17	—	(292)
South Korean Won	HSBK	Sell	2,287,462,667	2,009,351	8/11/17	11,008	—
South Korean Won	UBSW	Buy	28,004,151	24,771	8/11/17	—	(307)
South Korean Won	UBSW	Sell	69,073,215	60,234	8/11/17	—	(109)
South Korean Won	UBSW	Sell	162,516,540	143,290	8/11/17	1,315	—
British Pound	BOFA	Sell	1,830,688	2,280,748	8/14/17	—	(107,287)
British Pound	BONY	Sell	5,774,113	7,104,172	8/14/17	—	(427,851)
British Pound	HSBK	Sell	3,155,567	3,971,123	8/14/17	—	(145,146)
British Pound	SSBT	Sell	3,826,001	4,698,256	8/14/17	—	(292,559)
British Pound	UBSW	Sell	3,155,567	3,971,076	8/14/17	—	(145,193)
Euro	BOFA	Sell	9,554,273	10,315,043	8/18/17	—	(627,080)
Euro	HSBK	Sell	727,865	777,667	8/18/17	—	(55,928)
Euro	SSBT	Sell	3,954,715	4,283,933	8/18/17	—	(245,243)
Euro	UBSW	Sell	962,821	1,035,202	8/18/17	—	(67,477)
Japanese Yen	UBSW	Sell	5,515,954,244	49,720,157	8/28/17	557,455	—
Euro	BOFA	Sell	2,101,861	2,255,673	10/10/17	—	(158,514)

franklintempleton.com	Semiannual Report	19

F R A N K L I N    M U T U A L    F I N  A N C I A L    S E R V I C E S    F U N D

S T A T E M E N T    O F    I N V E S T  M E N T S    ( U N A U D I T E D )

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Euro	HSBK	Sell	925,110	$995,511	10/10/17	$—	$(67,066)
Euro	BOFA	Sell	45,534	49,945	10/18/17	—	(2,379)
Euro	BONY	Sell	589,035	647,901	10/18/17	—	(28,972)
Euro	HSBK	Sell	3,779,793	4,050,756	10/18/17	—	(292,686)
Euro	UBSW	Sell	3,734,258	4,001,332	10/18/17	—	(289,785)
British Pound	HSBK	Sell	526,174	678,417	10/24/17	—	(9,433)
British Pound	SSBT	Sell	1,796,153	2,349,440	10/24/17	1,387	—
British Pound	SSBT	Sell	2,830,660	3,652,614	10/24/17	—	(47,817)
British Pound	UBSW	Sell	131,042	169,148	10/24/17	—	(2,159)
Euro	BOFA	Sell	3,553,317	3,914,636	11/06/17	—	(173,010)
Euro	SSBT	Sell	771,309	861,575	11/06/17	—	(25,719)
Euro	UBSW	Sell	3,553,317	3,914,636	11/06/17	—	(173,010)
South Korean Won	HSBK	Sell	367,749,221	325,990	11/10/17	4,178	—
South Korean Won	UBSW	Sell	688,127,815	606,612	11/10/17	4,440	—
Euro	BOFA	Sell	6,768,660	7,598,590	11/20/17	—	(194,168)
Euro	BONY	Sell	12,189	13,853	11/20/17	—	(180)
Euro	SSBT	Sell	2,699,972	3,050,939	11/20/17	—	(57,539)
Euro	UBSW	Sell	4,088,434	4,569,765	11/20/17	—	(137,248)
British Pound	BOFA	Sell	41,057	53,818	11/24/17	95	—
British Pound	BONY	Sell	6,185,021	8,098,988	11/24/17	5,958	—
British Pound	SSBT	Sell	132,466	173,441	11/24/17	111	—
British Pound	UBSW	Sell	6,185,020	8,097,682	11/24/17	4,653	—

Total Forward Exchange Contracts						$653,883	$(6,525,789)

Net unrealized appreciation (depreciation)							$(5,871,906)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 10 regarding other derivative information.

See Abbreviations on page 38.

20	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L I N    M U T U A L    F  I N A N C I A L    S E R V I C E S    F U N D

Financial Statements

Statement of Assets and Liabilities

June 30, 2017 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$588,507,726
Cost - Non-controlled affiliates (Note 11)	2,227,085

Total cost of investments	$590,734,811

Value - Unaffiliated issuers	$677,405,698
Value - Non-controlled affiliates (Note 11)	192,185

Total value of investments	677,597,883
Cash	94,606
Foreign currency, at value (cost $951,676)	952,523
Receivables:
Investment securities sold	1,085,651
Capital shares sold	1,147,840
Dividends and interest	1,046,466
European Union tax reclaims	922,367
Due from brokers	717,570
Variation margin	2,643
Unrealized appreciation on OTC forward exchange contracts	653,883
Other assets	92,445

Total assets	684,313,877

Liabilities:
Payables:
Capital shares redeemed	1,532,094
Management fees	479,840
Distribution fees	360,629
Transfer agent fees	133,508
Trustees’ fees and expenses	23,863
Unrealized depreciation on OTC forward exchange contracts	6,525,789
Deferred tax	490,556
Accrued expenses and other liabilities	140,315

Total liabilities	9,686,594

Net assets, at value	$674,627,283

Net assets consist of:
Paid-in capital	$660,914,346
Undistributed net investment income	3,560,690
Net unrealized appreciation (depreciation)	79,818,638
Accumulated net realized gain (loss)	(69,666,391)

Net assets, at value	$674,627,283

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	21

F R A N K L I N    M U T U A L    F I N  A N C I A L    S E R V I C E S    F U N D

F I N A N C I A L    S T A T E M E N T S

Statement of Assets and Liabilities (continued)

June 30, 2017 (unaudited)

Class Z:
Net assets, at value	$193,628,918

Shares outstanding	8,462,655

Net asset value and maximum offering price per share	$22.88

Class A:
Net assets, at value	$348,182,482

Shares outstanding	15,196,458

Net asset value per share[a]	$22.91

Maximum offering price per share (net asset value per share ÷ 94.25%)	$24.31

Class C:
Net assets, at value	$129,108,812

Shares outstanding	5,683,283

Net asset value and maximum offering price per share[a]	$22.72

Class R6:
Net assets, at value	$ 3,707,071

Shares outstanding	160,873

Net asset value and maximum offering price per share	$23.04

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

22	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L I N    M U T U A L    F  I N A N C I A L    S E R V I C E S    F U N D

F I N A N C I A L    S T A T E M E N T S

Statement of Operations

for the six months ended June 30, 2017 (unaudited)

Investment income:
Dividends (net of foreign taxes of $614,708)	$8,275,968
Interest	147,537

Total investment income	8,423,505

Expenses:
Management fees (Note 3a)	2,871,832
Distribution fees: (Note 3c)
Class A	430,462
Class C	646,200
Transfer agent fees: (Note 3e)
Class Z	137,497
Class A	263,905
Class C	99,059
Class R6	341
Custodian fees (Note 4)	17,115
Reports to shareholders	47,873
Registration and filing fees	53,720
Professional fees	63,888
Trustees’ fees and expenses	9,490
Other	23,588

Total expenses	4,664,970
Expense reductions (Note 4)	(714)
Expenses waived/paid by affiliates (Note 3f)	(173)

Net expenses	4,664,083

Net investment income	3,759,422

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	24,699,853
Foreign currency transactions	2,119,493
Futures contracts	(1,076,059)

Net realized gain (loss)	25,743,287

Net change in unrealized appreciation (depreciation) on:
Investments	19,947,514
Translation of other assets and liabilities denominated in foreign currencies	(12,533,263)
Futures contracts	(1,010,993)
Change in deferred taxes on unrealized appreciation	(490,556)

Net change in unrealized appreciation (depreciation)	5,912,702

Net realized and unrealized gain (loss)	31,655,989

Net increase (decrease) in net assets resulting from operations	$35,415,411

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	23

F R A N K L I N    M U T U A L    F I N  A N C I A L    S E R V I C E S    F U N D

F I N A N C I A L    S T A T E M E N T S

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016

Increase (decrease) in net assets:
Operations:
Net investment income	$3,759,422	$7,432,945
Net realized gain (loss)	25,743,287	31,236,601
Net change in unrealized appreciation (depreciation)	5,912,702	13,082,760

Net increase (decrease) in net assets resulting from operations	35,415,411	51,752,306

Distributions to shareholders from:
Net investment income:
Class Z	—	(2,125,014)
Class A	—	(3,742,491)
Class C	—	(542,259)
Class R6	—	(37,208)

Total distributions to shareholders	—	(6,446,972)

Capital share transactions: (Note 2)
Class Z	20,933,205	(26,302,473)
Class A	(16,557,454)	(38,310,153)
Class C	(6,151,438)	(14,415,335)
Class R6	925,920	953,365

Total capital share transactions	(849,767)	(78,074,596)

Net increase (decrease) in net assets	34,565,644	(32,769,262)
Net assets:
Beginning of period	640,061,639	672,830,901

End of period	$674,627,283	$640,061,639

Undistributed net investment income included in net assets:
End of period	$3,560,690	$—

Distributions in excess of net investment income included in net assets:
End of period	$—	$(198,732)

24	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L I N    M U T U A L    F  I N A N C I A L    S E R V I C E S    F U N D

Notes to Financial Statements (unaudited)

1.   Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Financial Services Fund (Fund) is included in this report. The Fund offers four classes of shares: Class Z, Class A, Class C and Class R6. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.   Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices.

Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these

franklintempleton.com	Semiannual Report	25

F R A N K L I N    M U T U A L    F I N  A N C I A L    S E R V I C E S    F U N D

N O T E S    T O    F I N A N C I A L     S T A T E M E N T S    ( U N A U D I T E D )

1.   Organization and Significant Accounting Policies (continued)

a.   Financial Instrument Valuation  (continued)

valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.   Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.   Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to

26	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    F  I N A N C I A L    S E R V I C E S    F U N D

N O T E S    T O    F I N A N C I A  L    S T A T E M E N T S    ( U N A U D I T E D )

counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote OTC option contracts primarily to manage exposure to foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 10 regarding other derivative information.

d.   Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the

franklintempleton.com	Semiannual Report	27

F R A N K L I N    M U T U A L    F I N  A N C I A L    S E R V I C E S    F U N D

N O T E S    T O    F I N A N C I A L     S T A T E M E N T S    ( U N A U D I T E D )

1.   Organization and Significant Accounting Policies (continued)

d.   Securities Lending  (continued)

borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations, if any. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2017, the Fund had no securities on loan.

e.   Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f.   Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

28	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    F  I N A N C I A L    S E R V I C E S    F U N D

N O T E S    T O    F I N A N C I A  L    S T A T E M E N T S    ( U N A U D I T E D )

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust.

Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016

	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	1,668,545	$36,831,975	1,862,217	$35,847,321
Shares issued in reinvestment of distributions	—	—	90,302	1,927,186
Shares redeemed	(721,752)	(15,898,770)	(3,510,389)	(64,076,980)

Net increase (decrease)	946,793	$20,933,205	(1,557,870)	$(26,302,473)

Class A Shares:
Shares sold	2,216,570	$49,019,253	5,020,628	$98,395,643
Shares issued in reinvestment of distributions	—	—	170,054	3,626,102
Shares redeemed	(2,963,025)	(65,576,707)	(7,543,324)	(140,331,898)

Net increase (decrease)	(746,455)	$(16,557,454)	(2,352,642)	$(38,310,153)

Class C Shares:
Shares sold	627,159	$13,769,958	1,138,253	$22,312,026
Shares issued in reinvestment of distributions	—	—	25,584	520,576
Shares redeemed	(905,668)	(19,921,396)	(1,982,746)	(37,247,937)

Net increase (decrease)	(278,509)	$(6,151,438)	(818,909)	$(14,415,335)

Class R6 Shares:
Shares sold	63,631	$1,419,599	72,872	$1,425,313
Shares issued in reinvestment of distributions	—	—	1,726	37,208
Shares redeemed	(22,116)	(493,679)	(27,167)	(509,156)

Net increase (decrease)	41,515	$925,920	47,431	$953,365

franklintempleton.com	Semiannual Report	29

F R A N K L I N    M U T U A L    F I N  A N C I A L    S E R V I C E S    F U N D

N O T E S    T O    F I N A N C I A L     S T A T E M E N T S    ( U N A U D I T E D )

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

0.875%	Up to and including $1 billion
0.845%	Over $1 billion, up to and including $2 billion
0.825%	Over $2 billion, up to and including $5 billion
0.805%	In excess of $5 billion

For the period ended June 30, 2017, the annualized effective investment management fee rate was 0.875% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

30	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    F  I N A N C I A L    S E R V I C E S    F U N D

N O T E S    T O    F I N A N C I A  L    S T A T E M E N T S    ( U N A U D I T E D )

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$90,488

CDSC retained	$9,366

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2017, the Fund paid transfer agent fees of $500,802, of which $233,787 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01%. Investor Services may discontinue this waiver in the future.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2017, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at June 30, 2017	$23,863

[b]Increase in projected benefit obligation	$172

Benefit payments made to retired trustees	$(318)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.

bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

franklintempleton.com	Semiannual Report	31

F R A N K L I N    M U T U A L    F I N  A N C I A L    S E R V I C E S    F U N D

N O T E S    T O    F I N A N C I A L     S T A T E M E N T S    ( U N A U D I T E D )

6. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2016, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2017	$57,846,857
2018	31,091,133

Total capital loss carryforwards	$88,937,990

At June 30, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$592,662,497

Unrealized appreciation	$122,466,166
Unrealized depreciation	(37,530,780)

Net unrealized appreciation (depreciation)	$ 84,935,386

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2017, aggregated $203,885,328 and $165,554,804, respectively.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2017, investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

32	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    F  I N A N C I A L    S E R V I C E S    F U N D

N O T E S    T O    F I N A N C I A  L    S T A T E M E N T S    ( U N A U D I T E D )

Shares/ Units	Issuer	Acquisition Date	Cost	Value

4,357,178	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	$—	$—
1,815,233	Hightower Holding LLC, B, Series I	3/31/08 - 1/05/10	2,362,324	3,175,206
791,396	Hightower Holding LLC, B, Series II	6/10/10 - 5/10/12	2,420,000	2,466,149

	Total Restricted Securities (Value is 0.8% of Net Assets)		$4,782,324	$5,641,355

10. Other Derivative Information

At June 30, 2017, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Investments in securities, at value	$ 8	[a]

				Variation margin	$ 686,229	[b]
	Unrealized appreciation on OTC forward exchange contracts	653,883		Unrealized depreciation on OTC forward exchange contracts	6,525,789

Totals		$653,891			$7,212,018

aPurchased option contracts are included in investments in securities, at value in the Statement of Assets and Liabilities.

bThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended June 30, 2017, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period

Foreign exchange contracts	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on: Investments	$(85,860)	[a]
	Foreign currency transactions	$2,177,393[b]	Translation of other assets and liabilities denominated in foreign currencies	(12,619,687)	[b]
	Futures contracts	(1,076,059)	Futures contracts	(1,010,993)

Totals		$1,101,334		$(13,716,540)

aPurchased option contracts are included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

bForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the period ended June 30, 2017, the average month end notional amount of futures contracts and options represented $32,088,171 and $8,094,000, respectively. The average month end contract value of forward exchange contracts was $197,253,976.

franklintempleton.com	Semiannual Report	33

F R A N K L I N    M U T U A L    F I N  A N C I A L    S E R V I C E S    F U N D

N O T E S    T O    F I N A N C I A L     S T A T E M E N T S    ( U N A U D I T E D )

10. Other Derivative Information (continued)

At June 30, 2017, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities

	Assets[a]	Liabilities[a]

Derivatives
Forward exchange contracts	$653,883	$6,525,789
Options purchased	8	—

Total	$653,891	$6,525,789

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At June 30, 2017, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Received	Net Amount (Not less than zero)

Counterparty
BOFA	$ 13,155	$ (13,155)	$ —	$ —	$ —
BONY	18,663	(18,663)	—	—	—
FBCO	—	—	—	—	—
HSBK	37,926	(37,926)	—	—	—
SSBT	14,276	(14,276)	—	—	—
UBSW	569,871	(569,871)	—	—	—

Total	$653,891	$(653,891)	$ —	$ —	$ —

At June 30, 2017, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged[b,c]	Cash Collateral Pledged	Net Amount (Not less than zero)

Counterparty
BOFA	$1,262,438	$ (13,155)	$(1,249,283)	$ —	$ —
BONY	928,673	(18,663)	(648,007)	—	262,003
FBCO	294,883	—	(229,744)	—	65,139
HSBK	1,712,261	(37,926)	(1,315,834)	—	358,501
SSBT	1,174,355	(14,276)	(845,058)	—	315,021
UBSW	1,153,179	(569,871)	(548,388)	—	34,920

Total	$6,525,789	$(653,891)	$(4,836,314)	$ —	$1,035,584

bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

cSee the accompanying Statement of Investments for securities pledged as collateral for derivatives.

See Note 1(c) regarding derivative financial instruments.

34	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    F  I N A N C I A L    S E R V I C E S    F U N D

N O T E S    T O    F I N A N C I A  L    S T A T E M E N T S    ( U N A U D I T E D  )

See Abbreviations on page 38.

11. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the period ended June 30, 2017, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)

Non-Controlled Affiliates
AB&T Financial Corp. (Value is —%[a] of Net Assets)	226,100	—	—	226,100	$192,185	$ —	$ —

aRounds to less than 0.1% of net assets.

12. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2017, the Fund did not use the Global Credit Facility.

13. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

franklintempleton.com	Semiannual Report	35

F R A N K L I N    M U T U A L    F I N  A N C I A L    S E R V I C E S    F U N D

N O T E S    T O    F I N A N C I A L     S T A T E M E N T S    ( U N A U D I T E D )

13. Fair Value Measurements (continued)

A summary of inputs used as of June 30, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments:[a]
Diversified Financial Services	$38,415,661	$—	$5,641,355	$44,057,016
All Other Equity Investments[b]	597,326,173	—	—	597,326,173
Companies in Liquidation	—	172,407	—[c]	172,407
Options Purchased	—	8	—	8
Short Term Investments	29,542,279	6,500,000	—	36,042,279

Total Investments in Securities	$665,284,113	$6,672,415	$5,641,355	$677,597,883

Other Financial Instruments:
Forward Exchange Contracts	$—	$653,883	$—	$653,883

Liabilities:
Other Financial Instruments:
Futures Contracts	$686,229	$—	$—	$686,229
Forward Exchange Contracts	—	6,525,789	—	6,525,789

Total Other Financial Instruments	$686,229	$6,525,789	$—	$7,212,018

aIncludes common stocks as well as other equity investments.

bFor detailed categories, see the accompanying Statement of Investments.

cIncludes securities determined to have no value at June 30, 2017.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period. At June 30, 2017, the reconciliation of assets, is as follows:

	Balance at Beginning of Period	Purchases (Sales)	Transfer Into (Out of) Level 3	Cost Basis Adjustments	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Period	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Period End

Assets:
Investments in Securities:
Equity Investments:
Diversified Financial Services	$5,615,411	$—	$—	$—	$—	$25,944	$5,641,355	$25,944

36	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    F  I N A N C I A L    S E R V I C E S    F U N D

N O T E S    T O    F I N A N C I A  L    S T A T E M E N T S    ( U N A U D I T E D )

Significant unobservable valuation inputs for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of June 30, 2017, are as follows:

Description	Fair Value at End of Period	Valuation Technique	Unobservable Inputs	Amount	Impact to Fair Value if Input Increases[a]

Assets:
Investments in Securities:
Equity Investments:
Diversified Financial Services	$5,641,355	Market comparables	EV / Last 12 Months	2.1x	Increase[b]
			Revenue multiple
			EV / Last 12 Months	11.3x	Increase[b]
			EBITDA multiple
			EV / Forward 12 Months	9.1x	Increase[b]
			EBITDA multiple
			Discount for lack of	7.9%	Decrease
			marketability

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bRepresents a significant impact to fair value but not net assets.

Abbreviations List

EBITDA	Earnings before interest, taxes, depreciation and amortization
EV	Enterprise value

14. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

15. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.

16. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

franklintempleton.com	Semiannual Report	37

F R A N K L I N    M U T U A L    F I N  A N C I A L    S E R V I C E S    F U N D

N O T E S    T O    F I N A N C I A L     S T A T E M E N T S    ( U N A U D I T E D )

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America N.A.	EUR	Euro	FHLB Federal Home Loan Bank
BONY	The Bank of New York Mellon Corp.	GBP	British Pound
FBCO	Credit Suisse International	INR	Indian Rupee
HSBK	HSBC Bank PLC	USD	United States Dollar
SSBT	State Street Bank and Trust Co., N.A.
UBSW	UBS AG

38	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    S  E R I E S    F U N D S

F R A N K L I N    M U T U A L    F  I N A N C I A L    S E R V I C E S    F U N D

Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN MUTUAL SERIES FUNDS

Franklin Mutual Financial Services Fund

(“Fund”)

The Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at an in-person meeting held on May 22, 2017, unanimously approved the renewal of the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such renewal, the independent trustees participated in two other meetings held in connection with the renewal process. Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreement. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, asset segregation, portfolio turnover, Rule 12b-1 plan, distribution, shareholder servicing, legal and compliance matters, pricing of securities, sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged to funds within the Franklin Templeton Investments (FTI) complex in comparison with those charged to other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients. The Board also noted that it received an annual report on all payments made by FTI or the Fund to financial intermediaries engaged in the sale of Fund shares, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge Financial Solutions, Inc., an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters.

Particular attention was given to management’s diligent risk management program, including continual monitoring and management of cybersecurity, liquidity and counterparty credit risk, and attention given to derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments are used to carry out the Fund’s investment goal(s). The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as

franklintempleton.com	Semiannual Report	39

F R A N K L I N    M U T U A L    S E R  I E S    F U N D S

F R A N K L I N    M U T U A L    F I N  A N C I A L    S E R V I C E S    F U N D

S H A R E H O L D E R    I N F O R M A T I  O N

well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. In addition, the Board received updates from management on the SEC’s progress in implementing the rule-making requirements established by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), which was enacted July 21, 2010, and the investment manager’s compliance with rules and regulations already promulgated by the SEC under such act.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided, and to be provided, by the investment manager. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of pre-designated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of shareholders of the Fund. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group of funds, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The Board considered the investment manager’s significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The Board considered the nature, extent and quality of the services to be provided under the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided, and to be provided, by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2016. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions

40	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    S  E R I E S    F U N D S

F R A N K L I N    M U T U A L    F  I N A N C I A L    S E R V I C E S    F U N D

S H A R E H O L D E R    I N F O R M A  T I O N

on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods.

The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition, particular attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional global financial services funds. The Fund had total returns in the best performing quintile for the one-year period ended December 31, 2016, and had annualized total returns for the three- and five-year periods also in the best performing quintile. The trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2016 was in the second-lowest performing quintile. The trustees discussed with management the reasons for the relative underperformance for the 10-year period ended December 31, 2016. While noting such discussions, overall, the trustees were satisfied with such comparative performance.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s goals.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the renewal process, the trustees explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the second-most expensive quintile of its Lipper expense group and its total expenses were in the second-least expensive quintile of such group. The Board noted that the Fund’s contractual management fee rate was within 3 basis points of its Lipper expense group median. The Board was satisfied with such comparative fees and expenses.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2016, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting

franklintempleton.com	Semiannual Report	41

F R A N K L I N    M U T U A L    S E R  I E S    F U N D S

F R A N K L I N    M U T U A L    F I N  A N C I A L    S E R V I C E S    F U N D

S H A R E H O L D E R    I N F O R M A T I  O N

revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act, the Dodd-Frank Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the investment manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided to such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee and that the Board regularly evaluates whether additional breakpoints are appropriate. The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee and expense ratio of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

42	Semiannual Report	franklintempleton.com

This page intentionally left blank.

This page intentionally left blank.

Semiannual Report and Shareholder Letter

Franklin Mutual Financial Services Fund

Investment Manager

Franklin Mutual Advisers, LLC

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301 - (Class A, C & R6)

(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	479 S 08/17

Semiannual Report and Shareholder Letter June 30, 2017

Franklin Mutual International Fund

A SERIES OF FRANKLIN MUTUAL SERIES FUNDS

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Franklin Mutual International Fund Shareholder:

The first half of 2017 saw most equity markets continue their long move upwards. The Standard & Poor’s 500® Index (S&P 500®) posted a +9.34% total return and the MSCI World Index delivered a +11.02% total return.1

The political uncertainty and unpredictability of recent years has continued in 2017. In the U.S., President Trump has continued his unconventional governance approach, while Congress has remained relentlessly partisan, leading to significant uncertainty about policies and legislation. The financial markets expected “business friendly” moves, but specific legislative progress on issues such as health care, tax reform and infrastructure did not come to fruition. In the U.K., a surprise election was called in April when the Conservative Party held a huge polling lead, but at the June election the Tories lost their majority in Parliament. Recent elections in France went according to expectations, lending some much appreciated stability there.

Despite these generally unsettling events, the global economy continued its slow expansion since the Great Recession. Unemployment also continued to decline in most developed markets. Wage growth showed signs of acceleration and in the U.S. interest rates began to rise, perhaps signaling the first steps toward monetary normalization.

Equity markets appreciated as economic fundamentals improved. Valuation is, of course, a critical factor in our analysis and we always ask ourselves if current and potential investments represent an attractive balance of risk and reward. As some equity markets reached all-time highs, we maintained our focus on individual investments and the prospects for each business in the context of its valuation and the backdrop of potential political and economic risks.

In many equity markets, growth stocks outperformed value stocks during the period. For example, the S&P 500 Growth Index returned +13.33%, while the S&P 500 Value Index returned +4.85%.1 The difference in performance was driven in part by a significant rally in Internet and software stocks, which dominated the S&P 500 Growth Index. We do not know how long these trends will continue, but historically, periods of strong performance by growth stocks have eventually been followed by relatively weaker performance. In addition, the S&P 500 Value Index has components that we believe are facing disruption from new technology (e.g., the rapid market share shift to online retailing from traditional bricks and mortar dominated retailers that are often labeled as value stocks). Exacerbating the disruption is the reality that many new technology companies are able to innovate without the need to show immediate profits.

Amid dynamic markets and evolving economic conditions, we believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook will be well positioned for the years ahead.

On the following pages, the Fund’s portfolio management team discusses the economic environment during the first six months of 2017 and reviews investment decisions made during this

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com	Not part of the Semiannual Report	1

period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

Peter A. Langerman

Chairman, President and Chief Executive Officer

Franklin Mutual Advisers, LLC

This letter reflects our analysis and opinions as of June 30, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2	Not part of the Semiannual Report	franklintempleton.com

Semiannual Report

Franklin Mutual International Fund

This semiannual report for Franklin Mutual International Fund covers the period ended June 30, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal, by investing, under normal market conditions, at least 80% of its assets in securities of companies located outside the U.S. Its strategy is focused mainly on what the investment manager believes are undervalued mid- and large cap equity securities and, to a lesser extent, the securities of distressed companies and merger arbitrage securities.

Performance Overview

The Fund’s Class Z shares delivered a +8.87% cumulative total return for the six months ended June 30, 2017. In comparison, the Fund’s benchmark, the MSCI All Country World Index (ACWI) ex USA Net Return (Local Currency), which is a free float-adjusted,1 market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets, generated a +8.67% total return.2. Also for comparison, the Fund’s secondary benchmark, the MSCI ACWI ex USA Net Return (U.S. dollar) posted a +14.45% total return.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy generally expanded during the period under review. In this environment, global developed and emerging market stocks, as measured by the MSCI All Country World Index,

generated a total return of +11.82%. Global markets were aided by improved industrial commodity prices at certain points during the period, generally upbeat economic data across regions, investor optimism about pro-growth and pro-business policies in the U.S., hopes of tax reforms under the Trump administration, Emmanuel Macron’s election as France’s president and encouraging corporate earnings reports.

However, global markets reflected investor concerns about the timing and economic effects of the U.K.’s exit from the European Union (also known as “Brexit”). Other headwinds included the health of European banks, concerns about political uncertainty in the U.S. and European Union, geopolitical tensions in certain regions, worries about global oversupply in oil production despite a pact to extend cuts, and comments toward period-end from key central bankers around the world about potentially raising interest rates.

U.S. economic growth decelerated in 2017’s first quarter, largely due to slower growth in consumer spending and declines in private inventory investment and government spending. However, growth accelerated in the second quarter due to increases in consumer spending, business investment and federal government spending. The unemployment rate decreased from 4.7% in December 2016 to 4.4% at period-end.3 Annual inflation, as measured by the Consumer Price Index, decreased from 2.1% to 1.6% during the period. After increasing its benchmark interest rate in March, the U.S. Federal Reserve (Fed), at its June meeting, made the widely anticipated increase to its target range for the federal funds rate from 0.75%–1.00% to 1.00%–1.25%, amid signs of a growing U.S. economy, a strengthening labor market and an improvement in business spending.

In Europe, the U.K.’s economy grew at a slower rate in 2017’s first quarter over the previous quarter, largely due to slower growth in household spending. The eurozone’s growth increased in the first quarter over the previous quarter. The bloc’s annual inflation rate fluctuated during the reporting

1. A “free float-adjusted” index means that companies with larger proportions of their shares being actively traded, rather than being held by company insiders, governments or cross held by other companies, receive higher weightings within the index.

2. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 17.

franklintempleton.com	Semiannual Report	3

F R A N K L I N    M U T U A L    I N T E R  N A T I O N A L    F U N D

period and ended slightly higher from where it began. During the period, the European Central Bank kept its key policy rates unchanged.

In Asia, Japan’s quarterly gross domestic product (GDP) remained unchanged in 2017’s first quarter compared to 2016’s fourth quarter. In April 2017, the Bank of Japan (BOJ) slightly increased its GDP forecasts for the 2017–2018 fiscal year. However, the BOJ lowered its inflation forecast.

In emerging markets, Brazil’s quarterly GDP grew for the first time in two years, as its first-quarter 2017 GDP grew compared to the previous quarter. The country’s central bank cut its benchmark interest rate four times between January and June 2017 to spur economic growth. Russia’s GDP grew in 2017’s first quarter compared to the prior-year period. The Bank of Russia reduced its key interest rate in March, April and June 2017 to try to revive its economy. China’s economy grew faster in the first half of 2017 compared to the first half of 2016, driven by solid growth in industrial production, services, fixed-asset investment, retail sales, and imports and exports. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose during the period.

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks in Asia and Europe. We have the ability to invest in emerging markets, although this is unlikely to be a significant focus of our strategy. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but also reduces the risk of substantial declines, in our opinion. While the vast majority of our undervalued equity investments are made in publicly traded companies internationally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized

Geographic Composition*

Based on Total Net Assets as of 6/30/17

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of

4	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    I  N T E R N A T I O N A L    F U N D

arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and avoid rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Top 10 Sectors/Industries

Based on Equity Securities as of 6/30/17

% of Total Net Assets

Insurance	13.3%
Banks	7.3%
Diversified Telecommunication Services	6.6%
Pharmaceuticals	6.5%
Oil, Gas & Consumable Fuels	4.1%
Real Estate Management & Development	4.0%
Hotels, Restaurants & Leisure	3.6%
Diversified Financial Services	2.7%
Industrial Conglomerates	2.6%
Capital Markets	2.5%

Manager’s Discussion

Many equity markets posted meaningful gains in 2017’s first half, across most regions and with minimal volatility. Global markets were aided by generally upbeat economic data, improved corporate earnings in the U.S., Europe and Japan, as well as improved industrial commodity prices at certain points during the period. However, those largely positive headline conditions overshadowed a fair amount of turbulence and uncertainty.

In the U.S., markets began the year rallying as investors hoped that a Republican sweep of U.S. elections in November 2016 would lead to a general loosening in regulations and tax reform, including lower corporate tax rates. However, political gridlock took hold. The political drama in Washington D.C., tempered the rally in U.S. markets overall. Many stocks which led the way in the post-election rally subsequently gave back some or all of their outperformance, particularly value stocks dominated by companies in cyclical sectors most likely to benefit from acceleration in economic growth. In an environment of modest economic growth and low interest rates, investors continued to favor growth stocks. During the period, the Russell 1000® Growth Index generated a total return of +13.99%, while the Russell 1000® Value Index posted a total return of +4.66%.2 Within the Russell 1000® Growth Index, stocks with the largest weightings are technology firms that dominated the headlines: Apple,4 Alphabet (a.k.a. Google),4 Microsoft,4 Amazon.com4 and Facebook.4

European equity markets started 2017 slowly, but political events combined with upbeat economic news sparked strong performance during the period, with the notable exception of the U.K. In our view, France’s presidential election was significant, as it stemmed the rise of the populist, anti-European Union (EU) National Front party and raised hopes for the future of the EU. The subsequent success of Macron’s party in France’s legislative elections added to hopes that the new government can implement much-needed economic reforms. In Italy, the poor showing of the populist Eurosceptic Five Star movement in the June local elections reinforced the broader positive political trend in Europe. On the other hand, in the U.K., the surprise loss by the Conservative Party of its parliamentary majority, and the increasingly public split within the Conservative Party between supporters and opponents of a “hard Brexit” added another layer of uncertainty to the upcoming negotiations with the EU.

Although Europe’s economy is still vulnerable to political or financial setbacks, we believe its recovery has broad economic support. Purchasing managers’ indices and employment data continued to point to solid and widespread growth. In addition, for the first time in several years, corporate earnings consensus estimates were revised upward. The improvement in economic and corporate conditions helped reduce investor concerns about deflation and spur nascent signs of inflation. On balance, we hold a positive view of European equities, but selectivity remains crucial.

Asian equity markets have seen mixed performance year to date. Markets in mainland China have been quite weak, while Hong Kong’s market has been strong, possibly driven by flows from mainland investors through the Stock Connect channel. We remain concerned about the sharp rise of leveraged debt

4. Not a Fund holding.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Semiannual Report	5

F R A N K L I N    M U T U A L    I N T  E R N A T I O N A L    F U N D

instruments used by smaller banks in China to bolster earnings. However, we take some comfort from the fact that China’s regulators are moving to deflate that bubble. Although China’s economic growth remained constant in the first half of the year, it could likely moderate during the remainder of the year, in our view, as tightening measures begin to impact industries such as real estate and construction.

Japan’s economy remains challenged by an aging population that may impact other geographies in the near future. However, despite its declining population, Japan has policies in place to target gross domestic product growth of 2%. The Bank of Japan continued its quantitative easing program, which extended beyond Japanese government bonds to equity exchange traded funds. We believe this buying created distortions in equity valuations to an extent beyond possible distortions in other markets. Conversely, the Corporate Governance Code, which has been implemented by the Abe administration and directly addresses shareholder returns, has resulted in some improvement in shareholder responsiveness by Japanese corporate management. There is more room for improvement but, as a result, we have recently seen more investment opportunities emerging in Japan.

The Coca Cola bottling system in Japan has consolidated from 17 to five local bottlers, although one dominates now with 90% share of the system. We invested in Coca Cola East Japan in 2015 before it merged with Coca Cola West at the beginning of 2017 to form Coca Cola Bottlers Japan. Coca Cola East’s management presented a coherent strategy to invest in a business that had been neglected for decades and to triple its operating margins, although still resulting in the lowest margins among Coca Cola bottlers anywhere outside of Japan. The operating margin of Coca Cola East rose by 80% before the two bottlers merged. The stated corporate strategy is to be expanded in what was Coca Cola West, which was already having a positive impact on Coca Cola East’s results. Beyond that, there should be opportunities for this platform to use its balance sheet to expand across Southeast Asia as The Coca Cola Company4 disposes of its stakes across the region.

Kenedix is the largest independent real estate asset management organization in Japan. We believe the company is well placed to grow assets under management as more investors seek yield in Japan, where interest rates are negative. We met with the company’s management for the first time in 2016 and were impressed with its disciplined approach to capital management. After we initiated a position in the company, Kenedix announced a share stock buyback program for a second straight year. This is the sort of behavior we hope to see more of as a result of the Corporate Governance Code.

Top 10 Equity Holdings

6/30/17

Company Sector/Industry, Country	% of Total Net Assets

Koninklijke Philips NV	2.6%
Industrial Conglomerates, Netherlands
Volkswagen AG	2.4%
Automobiles, Germany
Enel SpA	2.4%
Electric Utilities, Italy
Accor SA	2.3%
Hotels, Restaurants & Leisure, France
Novartis AG	2.3%
Pharmaceuticals, Switzerland
XL Group Ltd.	2.3%
Insurance, Bermuda
ASR Nederland NV	2.2%
Insurance, Netherlands
Deutsche Telekom AG	2.1%
Diversified Telecommunication Services, Germany
China Longyuan Power Group Corp.	2.0%
Independent Power & Renewable Electricity Producers, China
Nokia OYJ	1.8%
Communications Equipment, Finland

As value investors, we managed to benefit from steady economic growth despite underlying market turbulence. In all market environments, we seek to invest prudently in securities that we believe represent good value, and then we adjust our views as the world around us changes.

Turning to Fund performance, top positive contributors included India-based mortgage company Indiabulls Housing Finance, Netherlands-based insurer ASR Nederland and South Korean computer electronics manufacturer Samsung Electronics.

Indiabulls Housing Finance is India’s third largest mortgage financing company. During the period, Indiabulls reported positive quarterly results that showed it successfully followed through on its goal of expanding its home loan book. In our view, the results reported in February were particularly noteworthy given the economic disruption caused by the Indian government’s surprise demonetization announcement in November 2016. The government recalled all existing 500 and 1000 rupee notes, totaling approximately 86% of India’s currency in circulation, which led to cash shortages. The April results were significant as Indiabulls was able to hold spreads steady, despite lower interest rates in India, by lowering its cost of funds.

6	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    I  N T E R N A T I O N A L    F U N D

Shares of ASR Nederland rose due to a series of positive events. In February, the company announced it would repurchase shares on offer from the Dutch government, shares the government had acquired during the 2008 financial crisis. In our view, the buyback demonstrated ASR Nederland’s strong capital position. ASR Nederland reported solid quarterly results in February and May, as well as a dividend increase approved by shareholders at the end of May. Operating results were aided by ASR Nederland’s efforts to re-risk its investment portfolio by shifting invested premiums away from traditional fixed income securities to equities and other assets with higher historical returns. We believe the process of re-risking is a sign that management feels more comfortable with its level of capital. The board of ASR Nederland also approved another share buyback program, which will likely be used to purchase more shares held by the Dutch government.

Samsung Electronics is a low cost provider of commodity memory products (e.g., dynamic random-access memory and flash memory), which have seen very strong pricing recently. Samsung also produces smartphones, consumer electronics and other goods. In February, shares retreated as Samsung chief Jay Y. Lee was arrested for bribery as part of a wider government influence-peddling scandal that led to the impeachment of then president Park Geun-hye. However, the stock price rallied as investors turned their focus to Samsung’s better-than-expected earnings results announced in April. Samsung reported strong sales in its core businesses, including memory chips and OLED (organic light-emitting diode) displays. Despite adverse publicity surrounding its Note 7 smartphone in the fall of 2016, sales of its newest generation of smartphones have been running ahead of market expectations. Management also pleasantly surprised investors in April by announcing a plan to cancel existing treasury shares held by the company.

During the period under review, Fund investments that detracted from performance included Japan-based Takara Leben, Canada-based Crescent Point Energy and U.K.-based global integrated oil and gas company BP.

Takara Leben is a midsized condominium developer in Japan that is also rapidly expanding its solar farm capacity. In March, Takara Leben made small downward adjustments to its fiscal year revenue guidance due to a delay in the sales of solar power plants. We believe Takara may not be fully exploiting its cost advantage in the residential real estate market. Takara failed to accelerate completion of units when price differentials were significantly in its favor. Moreover, we do not believe it is selling solar assets at full value. We will shortly address these issues with management.

Crescent Point Energy is an exploration and production company with significant exposure to oil production. The stock price generally followed the path of deteriorating crude oil prices during the period. A stronger Canadian dollar, which comprises a significant portion of the company’s cost base, further hurt the stock’s performance. We believe the stock is attractive as it trades at a significant discount to its peers, despite having decent assets, a good track record on operational execution and a healthy balance sheet. As Crescent Point Energy focuses on organic growth, we believe the stock’s discounted valuation should improve.

Shares of BP also generally followed the path of declining oil prices. During the first half of 2017, oil prices retreated as U.S. crude oil production increased and data showed that worldwide supply had not yet begun to decline. BP’s shares came under further pressure in February when it reported soft quarterly results and increased its capital expenditure guidance for 2017, which meant the level of cash flow needed to break even increased by a modest amount. We view this as a temporary issue.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-U.S. dollar investments. The currency forwards had a negative impact on the Fund’s performance because of the depreciation of the U.S. dollar versus the hedged currencies, while currency futures had a negligible impact.

What is a currency forward?

A currency forward is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

franklintempleton.com	Semiannual Report	7

F R A N K L I N    M U T U A L    I N T  E R N A T I O N A L    F U N D

Thank you for your participation in Franklin Mutual International Fund. We look forward to continuing to serve your investment needs.

Philippe Brugere-Trelat Co-Portfolio Manager

Andrew Sleeman, CFA Co-Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Philippe Brugere-Trelat has been a co-portfolio manager for Franklin Mutual International Fund since 2009. Mr. Brugere-Trelat has also served as lead portfolio manager for Franklin Mutual European Fund since 2005 and as portfolio manager for Franklin Mutual Global Discovery Fund since 2009. He has been a member of the management team of the Franklin Mutual Series Funds since 2004, when he rejoined Franklin Templeton Investments. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, Mr. Brugere-Trelat was employed at Heine Securities Corporation, the Fund’s former manager.

Andrew Sleeman has been a co-portfolio manager for Franklin Mutual International Fund since 2009. He has also served as lead portfolio manager for Franklin Mutual Financial Services Fund since 2009. Mr. Sleeman joined Franklin Templeton Investments in 2007. Previously, he was with Fox-Pitt, Kelton, a financials specialist firm, where he focused on international financial equities. Prior to that, he worked in international equities at BNP Paribas. Mr. Sleeman also worked in Australia in the fixed income division of JP Morgan Investment Management.

CFA® is a trademark owned by CFA Institute.

8	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    I  N T E R N A T I O N A L    F U N D

Performance Summary as of June 30, 2017

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

Z
6-Month	+8.87%	+8.87%
1-Year	+20.05%	+20.05%
5-Year	+47.81%	+8.13%
Since Inception (5/1/09)	+102.77%	+9.04%
A
6-Month	+8.77%	+2.51%
1-Year	+19.84%	+12.91%
5-Year	+45.78%	+6.56%
Since Inception (5/1/09)	+98.18%	+7.95%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

franklintempleton.com	Semiannual Report	9

F R A N K L I N    M U T U A L    I N T  E R N A T I O N A L    F U N D

P E R F O R M A N C E    S U M M A R Y

Total Annual Operating Expenses4

Share Class	With Waiver	Without Waiver
Z	1.17%	1.22%
A	1.42%	1.47%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. Because the Fund invests its assets primarily in companies in a specific region, it is subject to greater risks of adverse developments in that region and/or surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities held by the Fund. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 4/30/18. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

10	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    I  N T E R N A T I O N A L    F U N D

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period 1/1/17–6/30/17[1,2]	Ending Account Value 6/30/17	Expenses Paid During Period 1/1/17–6/30/17[1,2]	Net Annualized Expense Ratio[2]
Z	$1,000	$1,088.70	$ 6.06	$1,018.99	$ 5.86	1.17%
A	$1,000	$1,087.70	$ 7.35	$1,017.75	$ 7.10	1.42%
C	$1,000	$1,083.10	$11.21	$1,014.03	$10.84	2.17%
R	$1,000	$1,086.00	$ 8.59	$1,016.56	$ 8.30	1.66%
R6	$1,000	$1,089.40	$ 5.23	$1,019.79	$ 5.06	1.01%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com	Semiannual Report	11

F R A N K L I N    M U T U A L    I N T  E R N A T I O N A L    F U N D

Financial Highlights

	Six Months Ended June 30, 2017	Year Ended December 31,
	(unaudited)	2016	2015	2014	2013	2012
Class Z
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.32	$14.17	$14.59	$15.90	$13.58	$11.83
Income from investment operations[a]:
Net investment income[b]	0.23	0.27 [c]	0.18 [d]	0.30 [e]	0.24	0.24
Net realized and unrealized gains (losses)	1.04	0.20	(0.17)	(0.57)	2.42	1.68
Total from investment operations	1.27	0.47	0.01	(0.27)	2.66	1.92
Less distributions from:
Net investment income	—	(0.27)	(0.16)	(0.43)	(0.24)	(0.15)
Net realized gains	—	(0.05)	(0.27)	(0.61)	(0.10)	(0.02)
Total distributions	—	(0.32)	(0.43)	(1.04)	(0.34)	(0.17)
Net asset value, end of period	$15.59	$14.32	$14.17	$14.59	$15.90	$13.58

Total return[f]	8.87%	3.34%	0.15%	(1.63)%	19.71%	16.30%

Ratios to average net assets[g]
Expenses before waiver and payments by affiliates and expense reduction[h]	1.21%	1.22%	1.24%	1.39%	1.49%	1.75%
Expenses net of waiver and payments by affiliates and expense reduction[h]	1.17%[i]	1.17%[i]	1.15%[i]	1.16%[i]	1.17%[i]	1.17%
Expenses incurred in connection with securities sold short	—%	—%	—%	—%[j]	—%	—%
Net investment income	2.94%	2.07%[c]	1.26%[d]	1.78%[e]	1.64%	1.70%

Supplemental data
Net assets, end of period (000’s)	$66,032	$40,875	$49,963	$19,940	$14,732	$10,354
Portfolio turnover rate	14.94%	24.87%	28.64%	54.78%	41.47%	27.97%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.63%.

dNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.71%.

eNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.27%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

iBenefit of expense reduction rounds to less than 0.01%.

jRounds to less than 0.01%.

12	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L I N    M U T U A L    I  N T E R N A T I O N A L    F U N D

F I N A N C I A L    H I G H L I G H T S

	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31,
			2016		2015	2014	2013	2012

Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.25		$14.10		$14.54	$15.84	$13.54	$11.81

Income from investment operations[a]:
Net investment income[b]	0.19		0.24	[c]	0.15 [d]	0.26 [e]	0.20	0.18
Net realized and unrealized gains (losses)	1.06		0.19		(0.19)	(0.57)	2.41	1.70

Total from investment operations	1.25		0.43		(0.04)	(0.31)	2.61	1.88

Less distributions from:
Net investment income	—		(0.23)		(0.13)	(0.38)	(0.21)	(0.13)
Net realized gains	—		(0.05)		(0.27)	(0.61)	(0.10)	(0.02)

Total distributions	—		(0.28)		(0.40)	(0.99)	(0.31)	(0.15)

Net asset value, end of period	$15.50		$14.25		$14.10	$14.54	$15.84	$13.54

Total return[f]	8.77%		3.14%		(0.20)%	(1.89)%	19.34%	16.01%

Ratios to average net assets[g]
Expenses before waiver and payments by affiliates and expense reduction[h]	1.46%		1.47%		1.52%	1.69%	1.79%	2.05%
Expenses net of waiver and payments by affiliates and expense reduction[h]	1.42%	[i]	1.42%	[i]	1.43% [i]	1.46% [i]	1.47% [i]	1.47%
Expenses incurred in connection with securities sold short	—%		—%		—%	—%[j]	—%	—%
Net investment income	2.69%		1.82%	[c]	0.98% [d]	1.48% [e]	1.34%	1.40%

Supplemental data
Net assets, end of period (000’s)	$78,250		$82,626		$110,591	$39,810	$35,319	$18,221
Portfolio turnover rate	14.94%		24.87%		28.64%	54.78%	41.47%	27.97%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.38%.

dNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.43%.

eNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.97%.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

iBenefit of expense reduction rounds to less than 0.01%.

jRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	13

F R A N K L I N    M U T U A L    I N T  E R N A T I O N A L    F U N D

F I N A N C I A L    H I G H L I G H T S

	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31,
			2016		2015	2014	2013	2012

Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.08		$13.92		$14.38	$15.68	$13.41	$11.74

Income from investment operations[a]:
Net investment income[b]	0.14		0.15	[c]	0.04 [d]	0.15 [e]	0.10	0.05
Net realized and unrealized gains (losses)	1.03		0.18		(0.18)	(0.56)	2.38	1.72

Total from investment operations	1.17		0.33		(0.14)	(0.41)	2.48	1.77

Less distributions from:
Net investment income	—		(0.12)		(0.05)	(0.28)	(0.11)	(0.08)
Net realized gains	—		(0.05)		(0.27)	(0.61)	(0.10)	(0.02)

Total distributions	—		(0.17)		(0.32)	(0.89)	(0.21)	(0.10)

Net asset value, end of period	$15.25		$14.08		$13.92	$14.38	$15.68	$13.41

Total return[f]	8.31%		2.44%		(0.93)%	(2.58)%	18.54%	15.14%

Ratios to average net assets[g]
Expenses before waiver and payments by affiliates and expense reduction[h]	2.21%		2.22%		2.24%	2.39%	2.49%	2.75%
Expenses net of waiver and payments by affiliates and expense reduction[h]	2.17%	[i]	2.17%	[i]	2.15% [i]	2.16% [i]	2.17% [i]	2.17%
Expenses incurred in connection with securities sold short	—%		—%		—%	—% [j]	—%	—%
Net investment income	1.94%		1.07%	[c]	0.26% [d]	0.78% [e]	0.64%	0.70%

Supplemental data
Net assets, end of period (000’s)	$29,193		$25,860		$34,611	$14,794	$14,198	$10,503
Portfolio turnover rate	14.94%		24.87%		28.64%	54.78%	41.47%	27.97%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.63%.

dNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.29)%.

eNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.27%.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

iBenefit of expense reduction rounds to less than 0.01%.

jRounds to less than 0.01%.

14	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L I N    M U T U A L    I  N T E R N A T I O N A L    F U N D

F I N A N C I A L    H I G H L I G H T S

	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31,
			2016		2015	2014	2013	2012

Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.19		$14.05		$14.51	$15.83	$13.54	$11.82

Income from investment operations[a]:
Net investment income[b]	0.20		0.20	[c]	0.04 [d]	0.18 [e]	0.15	0.11
Net realized and unrealized gains (losses)	1.02		0.20		(0.10)	(0.52)	2.43	1.73

Total from investment operations	1.22		0.40		(0.06)	(0.34)	2.58	1.84

Less distributions from:
Net investment income	—		(0.21)		(0.13)	(0.37)	(0.19)	(0.10)
Net realized gains	—		(0.05)		(0.27)	(0.61)	(0.10)	(0.02)

Total distributions	—		(0.26)		(0.40)	(0.98)	(0.29)	(0.12)

Net asset value, end of period	$15.41		$14.19		$14.05	$14.51	$15.83	$13.54

Total return[f]	8.60%		2.90%		(0.38)%	(2.13)%	19.13%	15.70%
Ratios to average net assets[g]
Expenses before waiver and payments by affiliates and expense reduction[h]	1.70%		1.72%		1.74%	1.89%	1.99%	2.25%
Expenses net of waiver and payments by affiliates and expense reduction[h]	1.66%	[i]	1.67%	[i]	1.65% [i]	1.66% [i]	1.67% [i]	1.67%
Expenses incurred in connection with securities sold short	—%		—%		—%	—% [j]	—%	—%
Net investment income	2.45%		1.57%	[c]	0.76% [d]	1.28% [e]	1.14%	1.20%
Supplemental data
Net assets, end of period (000’s)	$1,307		$694		$662	$112	$90	$42
Portfolio turnover rate	14.94%		24.87%		28.64%	54.78%	41.47%	27.97%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.13%.

dNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends. in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.21%.

eNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends. in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.77%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

iBenefit of expense reduction rounds to less than 0.01%.

jRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	15

F R A N K L I N    M U T U A L    I N T  E R N A T I O N A L    F U N D

F I N A N C I A L    H I G H L I G H T S

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31,
		2016	2015	2014	2013[a]

Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.32	$14.17	$14.59	$15.87	$14.26

Income from investment operations[b]:
Net investment income[c]	0.23	0.33 [d]	0.22 [e]	— [f,g]	0.15
Net realized and unrealized gains (losses)	1.05	0.17	(0.20)	(0.22)	1.83

Total from investment operations	1.28	0.50	0.02	(0.22)	1.98

Less distributions from:
Net investment income	—	(0.30)	(0.17)	(0.45)	(0.27)
Net realized gains	—	(0.05)	(0.27)	(0.61)	(0.10)

Total distributions	—	(0.35)	(0.44)	(1.06)	(0.37)

Net asset value, end of period	$15.60	$14.32	$14.17	$14.59	$15.87

Total return[h]	8.94%	3.58%	0.23%	(1.46)%	14.09%
Ratios to average net assets[i]
Expenses before waiver and payments by affiliates and expense reduction[j]	1.05%	1.06%	1.06%	1.24%	2.89%
Expenses net of waiver and payments by affiliates and expense reduction[j,k]	1.01%	1.00%	1.02%	1.00%	1.00%
Expenses incurred in connection with securities sold short	—%	—%	—%	—% [l]	—%
Net investment income	3.10%	2.24% [d]	1.39% [e]	1.94% [f]	1.81%
Supplemental data
Net assets, end of period (000’s)	$19,767	$16,687	$23,793	$19,398	$6
Portfolio turnover rate	14.94%	24.87%	28.64%	54.78%	41.47%

aFor the period May 1, 2013 (commencement of operations) to December 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.80%.

eNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.84%.

fNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.42%.

gAmount rounds to less than $0.01 per share.

hTotal return is not annualized for periods less than one year.

i Ratios are annualized for periods less than one year.

j Includes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

k Benefit of expense reduction rounds to less than 0.01%.

l Rounds to less than 0.01%.

16	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L I N    M U T U A L    I  N T E R N A T I O N A L    F U N D

Statement of Investments, June 30, 2017 (unaudited)

	Country	Shares	Value

Common Stocks 86.9%
Auto Components 1.2%
Cie Generale des Etablissements Michelin, B	France	16,870	$2,243,000

Banks 7.3%
Allied Irish Banks PLC	Ireland	370,005	2,092,059
Barclays PLC	United Kingdom	711,261	1,878,384
BNP Paribas SA	France	32,930	2,371,957
HSBC Holdings PLC	United Kingdom	274,285	2,542,690
Shinsei Bank Ltd.	Japan	1,917,000	3,340,286
[a] Standard Chartered PLC	United Kingdom	200,456	2,029,300

			14,254,676

Beverages 1.3%
Coca-Cola Bottlers Japan Inc.	Japan	90,275	2,608,292

Capital Markets 2.5%
China International Capital Corp. Ltd., H	China	2,034,999	3,002,554
[a] Guotai Junan Securities Co. Ltd.	China	852,864	1,782,682

			4,785,236

Chemicals 0.4%
Lanxess AG	Germany	11,239	851,014

Communications Equipment 1.8%
Nokia OYJ, A	Finland	356,803	2,182,474
Nokia OYJ, ADR	Finland	227,640	1,402,263

			3,584,737

Construction & Engineering 0.6%
FLSmidth & Co. AS	Denmark	18,710	1,182,480

Construction Materials 1.6%
LafargeHolcim Ltd., B	Switzerland	53,550	3,066,383

Consumer Finance 2.1%
[b] Hoist Finance AB, 144A	Sweden	218,441	2,237,195
Sun Hung Kai & Co. Ltd.	Hong Kong	2,877,748	1,853,936

			4,091,131

Diversified Financial Services 2.7%
AMP Ltd.	Australia	712,151	2,841,534
Metro Pacific Investments Corp.	Philippines	19,598,100	2,483,749

			5,325,283

Diversified Telecommunication Services 6.6%
China Telecom Corp. Ltd., H	China	5,447,468	2,588,467
Deutsche Telekom AG	Germany	222,361	3,992,752
Hellenic Telecommunications Organization SA	Greece	252,478	3,039,662
Koninklijke KPN NV	Netherlands	744,790	2,382,913
[a] Telecom Italia SpA	Italy	931,596	859,805

			12,863,599

Electric Utilities 2.4%
Enel SpA	Italy	856,234	4,590,888

Equity Real Estate Investment Trusts (REITs) 1.4%
Hibernia REIT PLC	Ireland	1,741,347	2,734,949

Food & Staples Retailing 1.5%
Carrefour SA	France	51,600	1,305,523
Metro AG	Germany	48,695	1,643,904

			2,949,427

franklintempleton.com	Semiannual Report	17

F R A N K L I N    M U T U A L    I N T  E R N A T I O N A L    F U N D

S T A T E M E N T    O F    I N V E S T  M E N T S    ( U N A U D I T E D )

	Country	Shares	Value

Common Stocks (continued)
Hotels, Restaurants & Leisure 3.6%
Accor SA	France	97,274	$4,560,560
Sands China Ltd.	Hong Kong	546,000	2,500,016

			7,060,576

Household Durables 1.2%
[a] Cairn Homes PLC	Ireland	1,355,564	2,330,331

Independent Power & Renewable Electricity Producers 2.0%
China Longyuan Power Group Corp.	China	5,376,000	3,910,945

Industrial Conglomerates 2.6%
Koninklijke Philips NV	Netherlands	144,669	5,138,392

Insurance 13.3%
Ageas	Belgium	51,414	2,070,737
ASR Nederland NV	Netherlands	125,840	4,243,945
China Pacific Insurance Group Co. Ltd., H	China	709,045	2,896,934
Direct Line Insurance Group PLC	United Kingdom	495,559	2,294,073
Lancashire Holdings Ltd.	United Kingdom	181,386	1,645,581
NN Group NV	Netherlands	86,742	3,083,402
RSA Insurance Group PLC	United Kingdom	389,405	3,121,936
T&D Holdings Inc.	Japan	126,833	1,927,555
XL Group Ltd.	Bermuda	102,729	4,499,530

			25,783,693

Internet Software & Services 1.0%
[a] Baidu Inc., ADR	China	11,031	1,973,005

IT Services 1.3%
Cognizant Technology Solutions Corp., A	United States	38,480	2,555,072

Marine 0.8%
A.P. Moeller-Maersk AS, B	Denmark	741	1,490,094

Media 2.2%
Clear Media Ltd.	Hong Kong	2,283,000	2,695,945
Sky PLC	United Kingdom	117,011	1,514,982

			4,210,927

Metals & Mining 0.9%
thyssenkrupp AG	Germany	58,392	1,659,119

Multiline Retail 1.5%
Hyundai Department Store Co. Ltd.	South Korea	30,536	2,947,104

Multi-Utilities 0.9%
innogy SE	Germany	43,342	1,706,273

Oil, Gas & Consumable Fuels 4.1%
BP PLC	United Kingdom	368,488	2,125,325
China Shenhua Energy Co. Ltd., H	China	272,213	605,944
Crescent Point Energy Corp.	Canada	142,900	1,093,676
JXTG Holdings Inc.	Japan	146,884	640,761
[a] Repsol SA	Spain	25,850	395,664
Royal Dutch Shell PLC, A (EUR Traded)	United Kingdom	34,447	914,230
Royal Dutch Shell PLC, A (GBP Traded)	United Kingdom	85,525	2,267,002

			8,042,602

Pharmaceuticals 6.5%
GlaxoSmithKline PLC	United Kingdom	160,200	3,412,774
Novartis AG	Switzerland	54,449	4,531,974
Sanofi	France	29,672	2,838,864

18	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    I  N T E R N A T I O N A L    F U N D

S T A T E M E N T    O F    I N V E  S T M E N T S    ( U N A U D I T E D )

	Country	Shares		Value

Common Stocks (continued)
Pharmaceuticals (continued)
Teva Pharmaceutical Industries Ltd., ADR	Israel	53,446		$1,775,476

				12,559,088

Real Estate Management & Development 4.0%
Kenedix Inc.	Japan	607,274		2,861,317
[a,c] Neinor Homes SLU, Reg S	Spain	95,000		2,011,845
Takara Leben Co. Ltd.	Japan	654,400		2,932,103

				7,805,265

Specialty Retail 2.0%
[a] Dufry AG	Switzerland	525		86,026
Hornbach Holding AG & Co. KGaA	Germany	31,290		2,689,511
Kingfisher PLC	United Kingdom	298,612		1,169,594

				3,945,131

Technology Hardware, Storage & Peripherals 1.4%
Samsung Electronics Co. Ltd.	South Korea	1,324		2,748,769

Thrifts & Mortgage Finance 1.2%
Indiabulls Housing Finance Ltd.	India	139,156		2,317,436

Trading Companies & Distributors 1.3%
Rexel SA	France	147,760		2,417,757

Wireless Telecommunication Services 1.7%
Vodafone Group PLC	United Kingdom	1,173,530		3,328,486

Total Common Stocks (Cost $155,744,206)				169,061,160

Preferred Stocks 3.4%
Auto Components 1.0%
[d] Schaeffler AG, 3.987%, pfd.	Germany	137,281		1,966,387

Automobiles 2.4%
[d] Volkswagen AG, 1.545%, pfd.	Germany	30,491		4,644,360

Total Preferred Stocks (Cost $7,191,857)				6,610,747

	Counterparty	Notional Amount*
Options Purchased (Cost $22,342) 0.0%†
Puts - Over-the-Counter
Currency Options 0.0%†
INR/USD, July Strike Price 71.75 INR, Expires 7/03/17	HSBK	151,105,500	INR	2

Total Investments before Short Term Investments (Cost $162,958,405)				175,671,909

	Country	Principal Amount*
Short Term Investments 10.3%
U.S. Government and Agency Securities 10.3%
[e] FHLB,
7/03/17	United States	$12,000,000		12,000,000
7/05/17	United States	3,000,000		2,999,835

franklintempleton.com	Semiannual Report	19

F R A N K L I N    M U T U A L    I N T  E R N A T I O N A L    F U N D

S T A T E M E N T    O F    I N V E S T  M E N T S    ( U N A U D I T E D )

	Country	Principal Amount*	Value

Short Term Investments (continued)
U.S. Government and Agency Securities (continued)
[e] U.S. Treasury Bill,
12/07/17	United States	$1,000,000	$995,355
[f] 9/21/17 - 12/21/17	United States	4,000,000	3,985,070

Total U.S. Government and Agency Securities (Cost $19,979,073)			19,980,260

Total Investments (Cost $182,937,478) 100.6%			195,652,169
Other Assets, less Liabilities (0.6)%			(1,103,856)

Net Assets 100.0%			$194,548,313

†Rounds to less than 0.1% of net assets.

*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2017, the value of this security was $2,237,195, representing 1.1% of net assets.

cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2017, the value of this security was $2,011,845, representing 1.0% of net assets.

dVariable rate security. The rate shown represents the yield at period end.

eThe security was issued on a discount basis with no stated coupon rate.

fA portion or all of the security has been segregated as collateral for open forward contracts. At June 30, 2017, the aggregate value of these securities and/or cash pledged amounted to $2,952,318, representing 1.5% of net assets.

20	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    I  N T E R N A T I O N A L    F U N D

S T A T E M E N T    O F    I N V E  S T M E N T S    ( U N A U D I T E D )

At June 30, 2017, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation

Currency Contracts
EUR/USD	Short	137	$19,637,238	9/18/17	$ —	$(341,971)
GBP/USD	Short	68	5,544,125	9/18/17	—	(115,692)

Total Futures Contracts					$ —	$(457,663)

Net unrealized appreciation (depreciation)						$(457,663)

At June 30, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Euro	BOFA	Buy	133,417	$152,539	7/12/17	$—	$(41)
Euro	BOFA	Buy	236,836	269,411	7/12/17	1,298	—
Euro	BOFA	Sell	18,649	19,874	7/12/17	—	(1,443)
Euro	BONY	Buy	506,473	572,786	7/12/17	6,124	—
Euro	FBCO	Sell	12,624,276	13,588,392	7/12/17	—	(841,398)
Euro	HSBK	Buy	399,829	451,256	7/12/17	5,756	—
Euro	SSBT	Buy	1,105,833	1,243,520	7/12/17	20,467	—
Euro	SSBT	Sell	12,624,276	13,584,352	7/12/17	—	(845,438)
Euro	UBSW	Buy	368,738	417,465	7/12/17	4,009	—
Philippine Peso	BONY	Buy	5,168,158	103,473	7/12/17	—	(1,134)
Philippine Peso	BONY	Sell	126,872,365	2,543,146	7/12/17	30,837	—
British Pound	BONY	Sell	174,827	219,846	7/13/17	—	(7,978)
British Pound	HSBK	Sell	1,132,201	1,377,453	7/13/17	—	(97,959)
British Pound	SSBT	Sell	1,132,202	1,376,555	7/13/17	—	(98,859)
South Korean Won	HSBK	Buy	538,618,860	479,389	7/14/17	—	(8,965)
South Korean Won	HSBK	Sell	4,560,051,792	4,034,318	7/14/17	51,609	—
South Korean Won	UBSW	Buy	184,546,190	163,821	7/14/17	—	(2,640)
South Korean Won	UBSW	Sell	2,616,513,258	2,302,964	7/14/17	17,725	—
Euro	BOFA	Sell	39,575	42,810	7/26/17	—	(2,461)
Euro	HSBK	Sell	1,248,114	1,330,939	7/26/17	—	(96,802)
Euro	SSBT	Sell	6,956	7,551	7/26/17	—	(406)
Euro	UBSW	Sell	1,034,269	1,101,755	7/26/17	—	(81,364)
Australian Dollar	HSBK	Buy	153,505	113,958	7/27/17	4,010	—
Australian Dollar	HSBK	Sell	3,813,868	2,880,631	7/27/17	—	(50,319)
Swedish Krona	BONY	Sell	18,840,468	2,145,795	7/27/17	—	(95,075)
British Pound	BOFA	Sell	45,207	55,805	8/14/17	—	(3,165)
British Pound	BONY	Sell	734,857	903,559	8/14/17	—	(55,024)
British Pound	HSBK	Sell	733,819	921,629	8/14/17	—	(35,599)
British Pound	SSBT	Sell	294,633	367,653	8/14/17	—	(16,680)
British Pound	UBSW	Sell	715,519	899,637	8/14/17	—	(33,720)
Euro	BOFA	Sell	2,088,060	2,257,243	8/18/17	—	(134,126)
Euro	BONY	Sell	25,532	27,576	8/18/17	—	(1,665)
Euro	HSBK	Sell	890,117	958,279	8/18/17	—	(61,139)
Euro	SSBT	Sell	860,995	928,478	8/18/17	—	(57,585)
Euro	UBSW	Sell	460,428	496,938	8/18/17	—	(30,370)

franklintempleton.com	Semiannual Report	21

F R A N K L I N    M U T U A L    I N T  E R N A T I O N A L    F U N D

S T A T E M E N T    O F    I N V E S T  M E N T S    ( U N A U D I T E D )

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Japanese Yen	UBSW	Sell	1,524,265,290	$13,739,547	8/28/17	$ 154,046	$—
Euro	BOFA	Sell	378,993	406,979	10/10/17	—	(28,330)
Euro	BONY	Sell	26,514	28,511	10/10/17	—	(1,943)
Euro	HSBK	Sell	270,493	291,070	10/10/17	—	(19,617)
Euro	BONY	Sell	421,301	463,548	10/18/17	—	(20,578)
Euro	HSBK	Sell	509,101	545,447	10/18/17	—	(39,572)
Euro	UBSW	Sell	509,104	545,515	10/18/17	—	(39,507)
British Pound	BOFA	Sell	389,019	504,483	10/24/17	—	(4,070)
British Pound	BONY	Sell	23,301	30,231	10/24/17	—	(229)
British Pound	HSBK	Sell	28,463	37,219	10/24/17	11	—
British Pound	HSBK	Sell	391,521	508,551	10/24/17	—	(3,269)
British Pound	SSBT	Sell	966,391	1,264,071	10/24/17	740	—
British Pound	SSBT	Sell	1,604,056	2,071,070	10/24/17	—	(25,860)
British Pound	UBSW	Sell	103,429	134,436	10/24/17	—	(773)
Euro	BOFA	Sell	2,754,382	3,034,461	11/06/17	—	(134,110)
Euro	SSBT	Sell	1,077,697	1,203,820	11/06/17	—	(35,936)
Euro	UBSW	Sell	2,754,383	3,034,462	11/06/17	—	(134,110)
Euro	BOFA	Sell	6,523,513	7,301,640	11/20/17	—	(208,879)
Euro	SSBT	Sell	816,999	923,200	11/20/17	—	(17,411)
Euro	UBSW	Sell	5,712,490	6,385,021	11/20/17	—	(191,768)
British Pound	BOFA	Sell	33,908	44,439	11/24/17	71	—
British Pound	BOFA	Sell	1,487,230	1,904,611	11/24/17	—	(41,413)
British Pound	BONY	Sell	3,232,753	4,233,135	11/24/17	3,114	—
British Pound	HSBK	Sell	20,259	26,525	11/24/17	17	—
British Pound	SSBT	Sell	11,549	15,037	11/24/17	—	(75)
British Pound	SSBT	Sell	71,848	94,086	11/24/17	74	—
British Pound	UBSW	Sell	3,274,813	4,287,541	11/24/17	2,485	—

Total Forward Exchange Contracts						$ 302,393	$(3,608,805)

Net unrealized appreciation (depreciation)							$(3,306,412)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 9 regarding other derivative information.

See Abbreviations on page 38.

22	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L I N    M U T U A L    I  N T E R N A T I O N A L    F U N D

Financial Statements

Statement of Assets and Liabilities

June 30, 2017 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$182,937,478

Value - Unaffiliated issuers	$195,652,169
Cash	95,490
Foreign currency, at value (cost $813,341)	812,981
Receivables:
Investment securities sold	190,426
Capital shares sold	426,670
Dividends and interest	942,542
Due from brokers	437,430
Variation margin	12,056
Unrealized appreciation on OTC forward exchange contracts	302,393
Other assets	110

Total assets	198,872,267

Liabilities:
Payables:
Capital shares redeemed	284,934
Management fees	138,475
Distribution fees	81,929
Transfer agent fees	37,046
Trustees’ fees and expenses	437
Unrealized depreciation on OTC forward exchange contracts	3,608,805
Deferred tax	131,790
Accrued expenses and other liabilities	40,538

Total liabilities	4,323,954

Net assets, at value	$194,548,313

Net assets consist of:
Paid-in capital	$191,078,328
Undistributed net investment income	2,067,875
Net unrealized appreciation (depreciation)	8,827,353
Accumulated net realized gain (loss)	(7,425,243)

Net assets, at value	$194,548,313

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	23

F R A N K L I N    M U T U A L    I N T  E R N A T I O N A L    F U N D

F I N A N C I A L    S T A T E M E N T S

Statement of Assets and Liabilities (continued)

June 30, 2017 (unaudited)

Class Z:
Net assets, at value	$66,031,712

Shares outstanding	4,236,855

Net asset value and maximum offering price per share	$15.59

Class A:
Net assets, at value	$78,250,238

Shares outstanding	5,048,782

Net asset value per share[a]	$15.50

Maximum offering price per share (net asset value per share ÷ 94.25%)	$16.45

Class C:
Net assets, at value	$29,192,862

Shares outstanding	1,914,471

Net asset value and maximum offering price per share[a]	$15.25

Class R:
Net assets, at value	$1,306,654

Shares outstanding	84,800

Net asset value and maximum offering price per share	$15.41

Class R6:
Net assets, at value	$19,766,847

Shares outstanding	1,267,069

Net asset value and maximum offering price per share	$15.60

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

24	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L I N    M U T U A L    I  N T E R N A T I O N A L    F U N D

F I N A N C I A L    S T A T E M E N T S

Statement of Operations

for the six months ended June 30, 2017 (unaudited)

Investment income:
Dividends (net of foreign taxes of $358,197)	$ 3,579,526
Interest	41,925

Total investment income	3,621,451

Expenses:
Management fees (Note 3a)	769,316
Distribution fees: (Note 3c)
Class A	94,200
Class C	135,775
Class R	2,296
Transfer agent fees: (Note 3e)
Class Z	45,422
Class A	62,820
Class C	22,631
Class R	779
Class R6	500
Custodian fees (Note 4)	11,555
Reports to shareholders	23,475
Registration and filing fees	44,282
Professional fees	42,749
Trustees’ fees and expenses	2,939
Other	16,581

Total expenses	1,275,320
Expense reductions (Note 4)	(209)
Expenses waived/paid by affiliates (Note 3f)	(36,555)

Net expenses	1,238,556

Net investment income	2,382,895

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	1,462,144
Foreign currency transactions	1,409,214
Futures contracts	(933,449)

Net realized gain (loss)	1,937,909

Net change in unrealized appreciation (depreciation) on:
Investments	18,384,699
Translation of other assets and liabilities denominated in foreign currencies	(7,385,648)
Futures contracts	(629,597)
Change in deferred taxes on unrealized appreciation	(131,790)

Net change in unrealized appreciation (depreciation)	10,237,664

Net realized and unrealized gain (loss)	12,175,573

Net increase (decrease) in net assets resulting from operations	$ 14,558,468

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	25

F R A N K L I N    M U T U A L    I N T  E R N A T I O N A L    F U N D

F I N A N C I A L    S T A T E M E N T S

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016

Increase (decrease) in net assets:
Operations:
Net investment income	$ 2,382,895	$ 3,170,309
Net realized gain (loss)	1,937,909	(7,943,873)
Net change in unrealized appreciation (depreciation)	10,237,664	6,339,210

Net increase (decrease) in net assets resulting from operations	14,558,468	1,565,646

Distributions to shareholders from:
Net investment income:
Class Z	—	(752,123)
Class A	—	(1,359,676)
Class C	—	(229,216)
Class R	—	(10,051)
Class R6	—	(334,768)
Net realized gains:
Class Z	—	(154,704)
Class A	—	(335,389)
Class C	—	(106,625)
Class R	—	(2,628)
Class R6	—	(63,007)

Total distributions to shareholders	—	(3,348,187)

Capital share transactions: (Note 2)
Class Z	20,620,825	(8,767,720)
Class A	(10,603,729)	(27,056,442)
Class C	1,166,714	(8,521,550)
Class R	535,531	24,758
Class R6	1,528,086	(6,772,837)

Total capital share transactions	13,247,427	(51,093,791)

Net increase (decrease) in net assets	27,805,895	(52,876,332)
Net assets:
Beginning of period	166,742,418	219,618,750

End of period	$194,548,313	$166,742,418

Undistributed net investment income included in net assets:
End of period	$ 2,067,875	$ —

Distributions in excess of net investment income included in net assets:
End of period	$ —	$ (315,020)

26	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L I N    M U T U A L    I  N T E R N A T I O N A L    F U N D

Notes to Financial Statements (unaudited)

1.   Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual International Fund (Fund) is included in this report. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.   Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices.

Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these

franklintempleton.com	Semiannual Report	27

F R A N K L I N    M U T U A L    I N T  E R N A T I O N A L    F U N D

N O T E S    T O    F I N A N C I A L     S T A T E M E N T S    ( U N A U D I T E D )

1.   Organization and Significant Accounting Policies (continued)

a.   Financial Instrument Valuation (continued)

valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.   Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.   Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to

28	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    I  N T E R N A T I O N A L    F U N D

N O T E S    T O    F I N A N C I A  L    S T A T E M E N T S    ( U N A U D I T E D )

counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote OTC option contracts primarily to manage exposure to foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 9 regarding other derivative information.

d.   Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash

franklintempleton.com	Semiannual Report	29

F R A N K L I N    M U T U A L    I N T  E R N A T I O N A L    F U N D

N O T E S    T O    F I N A N C I A L     S T A T E M E N T S    ( U N A U D I T E D )

1.   Organization and Significant Accounting Policies (continued)

d.   Securities Sold Short (continued)

and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund. At June 30, 2017, the Fund had no securities sold short.

e.   Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations, if any. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2017, the Fund had no securities on loan.

f.   Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

g.   Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

30	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    I  N T E R N A T I O N A L    F U N D

N O T E S    T O    F I N A N C I A  L    S T A T E M E N T S    ( U N A U D I T E D )

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

h.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At June 30, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016

	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	1,723,815	$25,734,945	1,418,415	$19,343,369
Shares issued in reinvestment of distributions	—	—	60,850	863,079
Shares redeemed	(342,359)	(5,114,120)	(2,150,864)	(28,974,168)

Net increase (decrease)	1,381,456	$20,620,825	(671,599)	$(8,767,720)

Class A Shares:
Shares sold	790,989	$11,908,582	1,936,625	$26,120,034
Shares issued in reinvestment of distributions	—	—	118,659	1,674,269
Shares redeemed	(1,539,539)	(22,512,311)	(4,099,974)	(54,850,745)

Net increase (decrease)	(748,550)	$(10,603,729)	(2,044,690)	$(27,056,442)

Class C Shares:
Shares sold	360,164	$5,330,765	363,847	$4,831,729
Shares issued in reinvestment of distributions	—	—	24,173	335,241
Shares redeemed	(282,947)	(4,164,051)	(1,036,433)	(13,688,520)

Net increase (decrease)	77,217	$1,166,714	(648,413)	$(8,521,550)

Class R Shares:
Shares sold	42,410	$631,989	28,370	$379,915
Shares issued in reinvestment of distributions	—	—	903	12,679
Shares redeemed	(6,530)	(96,458)	(27,458)	(367,836)

Net increase (decrease)	35,880	$535,531	1,815	$24,758

Class R6 Shares:
Shares sold	210,582	$3,163,900	371,903	$5,022,728
Shares issued in reinvestment of distributions	—	—	28,018	397,775
Shares redeemed	(109,042)	(1,635,814)	(913,622)	(12,193,340)

Net increase (decrease)	101,540	$1,528,086	(513,701)	$(6,772,837)

franklintempleton.com	Semiannual Report	31

F R A N K L I N    M U T U A L    I N T  E R N A T I O N A L    F U N D

N O T E S    T O    F I N A N C I A L     S T A T E M E N T S    ( U N A U D I T E D )

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Franklin Mutual of 0.875% per year of the average daily net assets of the Fund.

b.  Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers.	$16,925
CDSC retained	$21,072

32	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    I  N T E R N A T I O N A L    F U N D

N O T E S    T O    F I N A N C I A  L    S T A T E M E N T S    ( U N A U D I T E D )

e.  Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2017, the Fund paid transfer agent fees of $132,152, of which $60,157 was retained by Investor Services.

f.  Waiver and Expense Reimbursements

Franklin Mutual and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses) for each class of the Fund do not exceed 1.17% and Class R6 does not exceed 1.01% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2018. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end. Prior to May 1, 2017, expenses for Class R6 were limited to 0.99%.

g.  Other Affiliated Transactions

At June 30, 2017, one or more of the funds in Franklin Fund Allocator Series owned 8.4% of the Fund’s outstanding shares.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5.  Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2017, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at June 30, 2017	$292
[b]Increase in projected benefit obligation	$54
Benefit payments made to retired trustees	$(84)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.

bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

franklintempleton.com	Semiannual Report	33

F R A N K L I N    M U T U A L    I N T  E R N A T I O N A L    F U N D

N O T E S    T O    F I N A N C I A L     S T A T E M E N T S    ( U N A U D I T E D )

6.  Income Taxes (continued)

At December 31, 2016, the capital loss carryforwards were as follows:

Capital loss carryforwards:
Short term	$2,534,405
Long term	2,494,574

Total capital loss carryforwards	$5,028,979

At June 30, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$183,674,547

Unrealized appreciation	$19,961,455
Unrealized depreciation	(7,983,833)

Net unrealized appreciation (depreciation)	$11,977,622

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

7.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2017, aggregated $27,260,624 and $24,470,619, respectively.

8.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9.  Other Derivative Information

At June 30, 2017, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Investments in securities, at value	$ 2	[a]
				Variation margin	$457,663	[b]
	Unrealized appreciation on OTC forward exchange contracts	302,393		Unrealized depreciation on OTC forward exchange contracts	3,608,805

Totals		$302,395			$4,066,468

aPurchased option contracts are included in investments in securities, at value in the Statement of Assets and Liabilities.

bThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

34	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    I  N T E R N A T I O N A L    F U N D

N O T E S    T O    F I N A N C I A  L    S T A T E M E N T S    ( U N A U D I T E D )

For the period ended June 30, 2017, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period		Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period

Foreign exchange contracts	Net realized gain (loss) from:			Net change in unrealized appreciation (depreciation) on: Investments	$ (22,340)[a]
	Foreign currency transactions	$1,381,752	[b]	Translation of other assets and liabilities denominated in foreign currencies	(7,404,138)[b]
	Futures contracts	(933,449)		Futures contracts	(629,597)

Totals		$ 448,303			$(8,056,075)

aPurchased option contracts are included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

bForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the period ended June 30, 2017, the average month end notional amount of futures contracts and options represented $22,831,132 and $2,106,000, respectively. The average month end contract value of forward exchange contracts was $101,837,745.

At June 30, 2017, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]

Derivatives
Forward exchange contracts	$302,393	$3,608,805
Options purchased	2	-
Total	$302,395	$3,608,805

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At June 30, 2017, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Received	Net Amount (Not less than zero)

Counterparty
BOFA	$ 1,369	$ (1,369)	$ —	$ —	$ —
BONY	40,075	(40,075)	—	—	—
FBCO	—	—	—	—	—
HSBK	61,405	(61,405)	—	—	—
SSBT	21,281	(21,281)	—	—	—
UBSW	178,265	(178,265)	—	—	—
Total	$302,395	$(302,395)	$ —	$ —	$ —

franklintempleton.com	Semiannual Report	35

F R A N K L I N    M U T U A L    I N T  E R N A T I O N A L    F U N D

N O T E S    T O    F I N A N C I A L     S T A T E M E N T S    ( U N A U D I T E D )

9.  Other Derivative Information (continued)

At June 30, 2017, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged[b,c]	Cash Collateral Pledged	Net Amount (Not less than zero)

Counterparty
BOFA	$ 558,038	$ (1,369)	$ (556,222)	$ —	$ 447
BONY	183,626	(40,075)	—	—	143,551
FBCO	841,398	—	(799,539)	—	41,859
HSBK	413,241	(61,405)	(303,940)	—	47,896
SSBT	1,098,250	(21,281)	(894,094)	—	182,875
UBSW	514,252	(178,265)	(335,987)	—	—
Total	$3,608,805	$(302,395)	$(2,889,782)	$ —	$416,628

bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

cSee the accompanying Statement of Investments for securities pledged as collateral for derivatives.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 38.

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2017, the Fund did not use the Global Credit Facility.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

36	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    I  N T E R N A T I O N A L    F U N D

N O T E S    T O    F I N A N C I A  L    S T A T E M E N T S    ( U N A U D I T E D )

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments[a,b]	$175,671,907	$—	$—	$175,671,907
Options Purchased	—	2	—	2
Short Term Investments	4,980,425	14,999,835	—	19,980,260

Total Investments in Securities	$180,652,332	$14,999,837	$—	$195,652,169

Other Financial Instruments:
Forward Exchange Contracts	$—	$302,393	$—	$302,393

Liabilities:
Other Financial Instruments:
Futures Contracts	$457,663	$—	$—	$457,663
Forward Exchange Contracts	—	3,608,805	—	3,608,805

Total Other Financial Instruments	$457,663	$3,608,805	$—	$4,066,468

aIncludes common and preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

12. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

13. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.

franklintempleton.com	Semiannual Report	37

F R A N K L I N    M U T U A L    I N T  E R N A T I O N A L    F U N D

N O T E S    T O    F I N A N C I A L     S T A T E M E N T S    ( U N A U D I T E D )

14. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America N.A.	EUR	Euro	ADR	American Depositary Receipt
BONY	The Bank of New York Mellon Corp.	GBP	British Pound	FHLB	Federal Home Loan Bank
FBCO	Credit Suisse International	INR	Indian Rupee
HSBK	HSBC Bank PLC	USD	United States Dollar
SSBT	State Street Bank and Trust Co., N.A.
UBSW	UBS AG

38	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    S  E R I E S    F U N D S

F R A N K L I N    M U T U A L    I  N T E R N A T I O N A L    F U N D

Shareholder Information

Board Approval of Investment Management

Agreements

FRANKLIN MUTUAL SERIES FUNDS

Franklin Mutual International Fund

(“Fund”)

The Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at an in-person meeting held on May 22, 2017, unanimously approved the renewal of the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such renewal, the independent trustees participated in two other meetings held in connection with the renewal process. Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreement. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, asset segregation, portfolio turnover, Rule 12b-1 plan, distribution, shareholder servicing, legal and compliance matters, pricing of securities, sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged to funds within the Franklin Templeton Investments (FTI) complex in comparison with those charged to other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients. The Board also noted that it received an annual report on all payments made by FTI or the Fund to financial intermediaries engaged in the sale of Fund shares, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge Financial Solutions, Inc., an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters.

Particular attention was given to management’s diligent risk management program, including continual monitoring and management of cybersecurity, liquidity and counterparty credit risk, and attention given to derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments are used to carry out the Fund’s investment goal(s). The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as

franklintempleton.com	Semiannual Report	39

F R A N K L I N    M U T U A L    S E R  I E S    F U N D S

F R A N K L I N    M U T U A L    I N T  E R N A T I O N A L    F U N D

S H A R E H O L D E R    I N F O R M A T I  O N

well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. In addition, the Board received updates from management on the SEC’s progress in implementing the rule-making requirements established by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), which was enacted July 21, 2010, and the investment manager’s compliance with rules and regulations already promulgated by the SEC under such act.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided, and to be provided, by the investment manager. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of pre-designated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of shareholders of the Fund. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group of funds, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The Board considered the investment manager’s significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The Board considered the nature, extent and quality of the services to be provided under the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided, and to be provided, by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. As the Fund commenced operations on May 31, 2009, the trustees reviewed the investment performance of the Fund for the one-, three- and five-year periods ended December 31, 2016. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions

40	Semiannual Report	franklintempleton.com

F R A N K L I N    M U T U A L    S  E R I E S    F U N D S

F R A N K L I N    M U T U A L    I  N T E R N A T I O N A L    F U N D

S H A R E H O L D E R    I N F O R M A  T I O N

on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods.

The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition, particular attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional international multi-cap value funds. The Fund had total returns in the second-best performing quintile for the one-year period ended December 31, 2016, and had annualized total returns for the three- and five-year periods in the best and second-best performing quintiles, respectively. The trustees were satisfied with such comparative performance.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s goals.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the losses incurred by the investment manager and its affiliates from their respective relationships with the Fund. In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. As part of this discussion, the Board took into account the extension for an additional year of the fee waiver and expense limitation arrangement. Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the middle quintile of its Lipper expense group and its total expenses were in the second-most expensive quintile of such group. The Board noted that the Fund’s total expenses were within 6 basis points of its expense group median. The Board found such comparative fees and expenses to be acceptable in view of factors relating to the Fund’s operations, such as the quality and experience of its portfolio managers.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2016, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred

franklintempleton.com	Semiannual Report	41

F R A N K L I N    M U T U A L    S E R  I E S    F U N D S

F R A N K L I N    M U T U A L    I N T  E R N A T I O N A L    F U N D

S H A R E H O L D E R    I N F O R M A T I  O N

in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act, the Dodd-Frank Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the investment manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The Board also considered the fee waiver and expense limitation arrangement in effect, and the amount of Fund expenses that were absorbed since inception of the Fund by the investment manager through such waiver and arrangement. The Board concluded that economies of scale were deemed not to be a significant factor at that time in light of, among other matters, the fee waiver and expense limitation arrangement in effect and the limited size of assets under management.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of

the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

42	Semiannual Report	franklintempleton.com

This page intentionally left blank.

This page intentionally left blank.

Semiannual Report and Shareholder Letter

Franklin Mutual International Fund

Investment Manager

Franklin Mutual Advisers, LLC

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301 - (Class A, C, R & R6)

(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	373 S 08/17

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Ann Torre Bates, and she is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment

Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUTUAL SERIES FUNDS

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date	August 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date	August 25, 2017

By	/s/ Robert G. Kubilis
Robert G. Kubilis Chief Financial Officer and Chief Accounting Officer
Date:	August 25, 2017